UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Abigail J. Murray, Esq., Secretary

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2014 – November 30, 2015

Item 1. Reports to Stockholders.

November 30, 2015

annual REPORT

Alerian MLP ETF (NYSE ARCA: AMLP)

Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

An ALPS Advisors Solution

Alerian

EXCHANGE TRADED FUNDS

table of

www.alpsfunds.com

Alerian MLP ETF

Performance Overview	November 30, 2015 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian MLP ETF (the “Fund” or “AMLP”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Index” or “AMZI”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol AMLP. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index.

The Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Index is comprised of energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage, and processing of energy commodities.

PERFORMANCE OVERVIEW

During the twelve-month period of December 1, 2014 to November 30, 2015 the Alerian MLP ETF (AMLP) delivered a total return of -26.7% (-26.8% NAV). This compares to the Fund’s index, the Alerian MLP Infrastructure Index (“AMZI”), which fell -37.7% on a price-return and -33.5% on a total-return basis. The difference in performance between the AMZI and AMLP is primarily attributable to the Fund’s operating expenses and the tax impact of the Fund’s C-Corporation(1) structure.

During the period, the fund paid four distributions:

•	$0.2925 on February 19, 2015
•	$0.2955 on May 20, 2015
•	$0.2990 on August 19, 2015
•	$0.2990 on November 18, 2015

The master limited partnerships (MLPs) in the AMZI generated negative returns during the period. The top contributor to the AMZI during the period was Genesis Energy LP (GEL), which fell 10.6%. Bottom contributors included Targa Resources Partners LP (NGLS) and Williams Partners LP (WPZ)(2).

During the period, Shell Midstream Partners (SHLX) was added and Williams Partners, Atlas Pipeline Partners, Regency Energy Partners, and Crestwood Midstream Partners and were removed due to merger activity.

Weakness in the energy markets continued to persist during the period, with crude oil prices falling over 40% from $68/barrel to below $40 by the end of November. Investor sentiment for the energy macro picture remains weak, as North American crude production has not slowed enough to address global oversupply issues, which has been further exacerbated by OPEC’s inability to agree to production quotas and cuts, all with the backdrop of slowing energy demand from China and Europe.

Infrastructure MLPs have not been immune. Estimates for capital spending, distribution growth, and cash flow have come down to reflect a moderated growth outlook. While we recognize these adjustments are necessary, we note that they do not signal that the underlying business model for MLPs is broken. During the period, AMZI distribution growth totaled 7.6%. Of the 22 MLPs in the AMZI, 15 increased their distribution during the third calendar quarter of 2015 and the remaining 7 maintained their distribution.

MLPs continued to announce organic projects backed by long-term binding commitments during the period. These projects vary by product handled, including crude oil, natural gas, NGLs, refined products, and propane. They also vary by asset type, including pipelines, processing plants, and fractionation plants.

Access to capital is of utmost importance during this period of volatility. To finance the aforementioned organic projects, MLPs have traditionally financed new assets with a combination of debt and equity. However, given the 50% peak to trough move in unit prices, management teams are reluctant to fund growth with equity. Funding too much growth through debt can begin to push the limits of the debt covenants. Given this, we expect near-term distributions will not grow at similar rates as previous years, in order to retain more cash flow for projects. In order to preserve distributions, MLPs may need to pursue creative financing options such as sale of non-core assets, PIK unit sales, preferred equity placements, or PIPEs (private investment in public equity). Distribution cuts to finance growth are not preferred, but possible options.

When production stabilizes and begins to inch upward again, we believe commodity prices will move higher, which will change the behavioral psychology of investing in energy, and midstream energy specifically. As such, we continue to believe in the medium- and long-term fundamentals of MLPs as an investment story in the build-out of North American energy infrastructure.

1     |   November 30, 2015

Alerian MLP ETF
Performance Overview	November 30, 2015 (Unaudited)

(1)

Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs. The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. Whereas the NAV of Fund Shares is reduced by the accrual of any deferred tax liabilities, the Alerian MLP Infrastructure Index is calculated without any tax deductions.

(2)	After completion of the merger, Access Midstream Partners changed its name to Williams Partners and ticker from “ACMP” to “WPZ”.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. ALPS Advisors, Inc. and Alerian do not accept any liability for losses either direct or consequential caused by the use of this information.

Performance (as of November 30, 2015)

	1 Year	3 Year	5 Year	Since Inception^
Alerian MLP ETF – NAV	-26.84%	-2.85%	1.31%	2.62%
Alerian MLP ETF – Market Price*	-26.72%	-2.82%	1.35%	2.66%
Alerian MLP Infrastructure Index	-33.53%	-2.01%	3.87%	5.80%
S&P 500® Total Return Index	2.75%	16.09%	14.40%	16.26%

Total Expense Ratio (per the current prospectus) 5.43%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.877.398.8461. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investment. This deferred tax liability is reflected in the daily NAV and as a result the fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the NYSE ARCA, of August 25, 2010.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Index is comprised of 25 midstream energy Master Limited Partnerships and provides investors with an unbiased benchmark for the infrastructure component of this emerging asset class.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Alerian MLP ETF is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Fund.

2  |  November 30, 2015

Alerian MLP ETF
Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)

Enterprise Products Partners LP	10.94%
Magellan Midstream Partners LP	7.96%
MarkWest Energy Partners LP	7.76%
Energy Transfer Partners LP	7.05%
Plains All American Pipeline LP	6.23%
Williams Partners LP	5.81%
Buckeye Partners LP	5.39%
ONEOK Partners LP	5.26%
Enbridge Energy Partners LP	5.19%
Sunoco Logistics Partners LP	4.80%
Total % of Top 10 Holdings	66.39%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2015)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  |  November 30, 2015

Alerian Energy Infrastructure ETF
Performance Overview	November 30, 2015 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian Energy Infrastructure ETF (the “Fund” or “ENFR”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the “Index” or “AMEI”). As a secondary objective, the Fund seeks to provide total return through income and capital appreciation.

The Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities (also known as “midstream energy businesses”). Currently, each constituent is assigned to one of four categories: (i) U.S. Energy Infrastructure Master Limited Partnerships (“MLPs”) (ii) U.S. General Partners, (iii) U.S. Energy Infrastructure Companies, and (iv) Canadian Energy Infrastructure Companies. Previously, during the period, the following five categories of issuers were included in the Index: MLPs and limited liability companies taxed as partnerships known as “energy infrastructure MLPs” (25% total index weight), U.S. energy infrastructure companies (30% total index weight) taxed as corporations, Canadian MLP affiliates (10% total index weight), U.S. integrated utilities companies (15% total index weight) and Canadian energy infrastructure companies (20% total index weight).

PERFORMANCE OVERVIEW

During the twelve-month period of December 1, 2014 to November 30, 2015, the Alerian Energy Infrastructure ETF (ENFR) delivered a total return of -32.0% (-31.8% NAV). This compares to the Fund’s index, the Alerian Energy Infrastructure Index (“AMEI”), which fell -34.5% on a price return and -31.5% on a total return basis.

During the period, the fund paid four distributions:

•	$0.115384 on January 1, 2015
•	$0.182501 on April 1, 2015
•	$0.205854 on July 1, 2015
•	$0.131000 on September 30, 2015

The constituents in the AMEI generated negative returns during the period. The top contributor to the AMEI during the period was Dominion Resources, Inc. (D), which fell -7.1%. Bottom contributors included Targa Resources Corp (TRGP) and EnLink Midstream LLC (ENLC).

During the period, Alerian changed its methodology for the AMEI. For further details on the new methodology, please visit alerian.com. Cheniere Energy Partners (CQP), EQT GP Holdings (EQGP), Energy Transfer Equity (ETE), Exterran Holdings (EXH), Macquarie Infrastructure (MIC), MPLX (MPLX), NuStar GP Holdings (NSH), Phillips 66 Partners (PSXP), SemGroup (SEMG), Shell Midstream Partners (SHLX), Tallgrass Energy GP (TEGP), and Western Gas Equity Partners (WGP) were added to the AMEI. Atmos Energy (ATO), DTE Energy (DTE), Emera (EMA), EQT Midstream Partners (EQM), Energy Transfer Partners (ETP), Questar (STR), Western Gas Partners (WES), MPLX LP (MPLX), and NiSource Inc. (NI) were removed from the AMEI.

Weakness in the energy markets continued to persist during the period, with crude oil prices falling over 40% from $68/barrel to below $40 by the end of November. Investor sentiment for the energy macro picture remains weak, as North American crude production has not slowed enough to address global oversupply issues, which has been further exacerbated by OPEC’s inability to agree to production quotas and cuts, all with the backdrop of slowing energy demand from China and Europe.

Energy infrastructure companies have not been immune. Estimates for capital spending, distribution growth, and cash flow have come down to reflect a moderated growth outlook. While we recognize these adjustments are necessary, we note that they do not signal that the underlying business model for energy infrastructure companies is broken.

Energy infrastructure companies continued to announce organic projects backed by long-term binding commitments during the period. These projects vary by product handled, including crude oil, natural gas, NGLs, refined products, and propane. They also vary by asset type, including pipelines, processing plants, and fractionation plants.

Access to capital is of utmost importance during this period of volatility. Given the 50% peak to trough move in unit prices, management teams are reluctant to fund growth with equity. Funding too much growth through debt can begin to push the limits of the debt covenants. Given this, we expect near-term distributions will not grow at similar rates as previous years, in order to retain more cash flow for projects. In order to preserve distributions, energy infrastructure companies may need to pursue creative financing options such as sale of non-core assets, PIK unit sales, preferred equity placements, or PIPEs (private investment in public equity). Distribution and dividend cuts to finance growth are not preferred, but possible options.

4  |  November 30, 2015

Alerian Energy Infrastructure ETF
Performance Overview	November 30, 2015 (Unaudited)

When production stabilizes and begins to inch upward again, we believe commodity prices will move higher, which will change the behavioral psychology of investing in energy, and midstream energy specifically. As such, we continue to believe in the medium- and long-term fundamentals of energy infrastructure companies as an investment story in the build-out of North American energy infrastructure.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. ALPS Advisors, Inc. and Alerian do not accept any liability for losses either direct or consequential caused by the use of this information.

Performance (as of November 30, 2015)

	1 Year	Since Inception^
Alerian Energy Infrastructure ETF - NAV	-31.83%	-10.49%
Alerian Energy Infrastructure ETF - Market Price*	-31.98%	-10.46%
Alerian Energy Infrastructure Index	-31.49%	-9.76%
S&P 500® Total Return Index	2.75%	10.77%

Total Expense Ratio (per the current prospectus) 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on November 1, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian Energy Infrastructure Index is comprised of 30 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Alerian Energy Infrastructure ETF is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Fund.

5  |  November 30, 2015

Alerian Energy Infrastructure ETF
Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)

Dominion Resources, Inc.	5.79%
TransCanada Corp.	5.53%
Spectra Energy Corp.	5.43%
Enterprise Products Partners LP	5.39%
Magellan Midstream Partners LP	5.22%
Enbridge, Inc.	5.07%
ONEOK, Inc.	4.81%
Pembina Pipeline Corp.	4.74%
Columbia Pipeline Group, Inc.	4.58%
The Williams Cos., Inc.	4.55%
Total % of Top 10 Holdings	51.11%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2015)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6  |  November 30, 2015

Alerian Exchange Traded Funds
Disclosure of Fund Expenses	November 30, 2015 (Unaudited)

Shareholder Expense Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held though November 30, 2015.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expense Ratio(a)	Expenses Paid During Period 6/1/15 - 11/30/15(b)

Alerian MLP ETF
Actual	$1,000.00	$772.10	0.85%	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

Alerian Energy Infrastructure ETF
Actual	$1,000.00	$716.00	0.65%	$2.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

7  |  November 30, 2015

Alerian Exchange Traded Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alerian MLP ETF and Alerian Energy Infrastructure ETF, two of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alerian MLP ETF and Alerian Energy Infrastructure ETF of the ALPS ETF Trust as of November 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 28, 2016

8  |  November 30, 2015

Alerian MLP ETF
Schedule of Investments	November 30, 2015

Security Description		Shares	Value

Master Limited Partnerships (100.01%)
Gathering & Processing (25.82%)
DCP Midstream Partners LP		6,804,719	$172,839,862
EnLink Midstream Partners LP		10,077,805	150,360,851
MarkWest Energy Partners LP		11,651,016	559,248,768
Targa Resources Partners LP		12,391,685	283,026,085
Western Gas Partners LP		5,739,033	275,588,365
Williams Partners LP		15,278,614	418,939,596

Total Gathering & Processing			1,860,003,527

Pipeline Transportation I Natural Gas (31.48%)
Energy Transfer Partners LP		13,309,155	508,542,813
Enterprise Products Partners LP		31,069,339	788,850,517
EQT Midstream Partners LP		3,598,603	243,445,493
ONEOK Partners LP		12,535,879	378,959,622
Spectra Energy Partners LP		4,170,842	176,718,575
TC PipeLines LP		3,454,123	170,840,924

Total Pipeline Transportation | Natural Gas			2,267,357,944

Pipeline Transportation / Petroleum (42.71%)
Buckeye Partners LP		5,736,893	388,330,287
Enbridge Energy Partners LP		15,050,652	374,008,702
Genesis Energy LP		6,991,534	275,116,863
Magellan Midstream Partners LP		9,171,989	573,524,472
NGL Energy Partners LP		6,872,613	120,614,358
NuStar Energy LP		4,774,949	191,093,459
Plains All American Pipeline LP		18,137,202	449,439,866
Shell Midstream Partners LP		3,952,847	137,835,775
Sunoco Logistics Partners LP		12,423,733	346,249,439
Tesoro Logistics LP		4,408,979	220,228,501

Total Pipeline Transportation | Petroleum			3,076,441,722

Total Master Limited Partnerships (Cost $7,945,340,430)			7,203,803,193

	7 Day Yield	Shares	Value

Short Term Investments (0.07%)
Morgan Stanley Institutional Liquidity Funds, Prime Portfolio	0.105%	5,373,264	5,373,264

Total Short Term Investments (Cost $5,373,264)			5,373,264

Total Investments (100.08%) (Cost $7,950,713,694)			$7,209,176,457

Liabilities in Excess of Other Assets (-0.08%)			(5,422,083)

Net Assets (100.00%)			$7,203,754,374

Common Abbreviations:

LP - Limited Partnership.

See Notes to Financial Statements.

9  |  November 30, 2015

Alerian MLP ETF
Statement of Assets and Liabilities	November 30, 2015

ASSETS:
Investments, at value	$7,209,176,457
Interest receivable	2,345
Deferred tax asset (Note 2)	–(a)
Income tax receivable	280,281

Total Assets	7,209,459,083

LIABILITIES:
Franchise tax payable	558,264
Payable to adviser	5,146,445

Total Liabilities	5,704,709

NET ASSETS	$7,203,754,374

NET ASSETS CONSIST OF:
Paid-in capital	$8,295,451,741
Accumulated net investment loss, net of deferred income taxes	(236,377,273)
Accumulated net realized loss on investments, net of deferred income taxes	(162,829,582)
Net unrealized depreciation on investments, net of deferred income taxes	(692,490,512)

NET ASSETS	$7,203,754,374

INVESTMENTS, AT COST	$7,950,713,694

PRICING OF SHARES
Net Assets	$7,203,754,374
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	588,062,100
Net Asset Value, offering and redemption price per share	$12.25

(a)	Net Deferred Tax Asset of $284,042,840 is offset 100% by Valuation Allowance.

See Notes to Financial Statements.

10  |  November 30, 2015

Alerian MLP ETF
Statement of Operations	For the Year Ended November 30, 2015

INVESTMENT INCOME:
Distributions from master limited partnerships	$565,212,652
Less return of capital distributions	(565,212,652)

Total Investment Income	–

EXPENSES:
Franchise tax expense	697,159
Investment adviser fee	72,060,211

Total Expenses	72,757,370

NET INVESTMENT LOSS, BEFORE INCOME TAXES	(72,757,370)

Deferred income tax expense	(60,131,464)

NET INVESTMENT LOSS	(132,888,834)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments, before income taxes	(260,444,408)
Deferred income tax benefit	165,771,622

Net realized loss	(94,672,786)

Net change in unrealized depreciation on investments, before income taxes	(3,239,715,193)
Deferred income tax benefit	933,675,220

Net change in unrealized depreciation	(2,306,039,973)

NET REALIZED AND UNREALIZED LOSS	(2,400,712,759)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (2,533,601,593)

See Notes to Financial Statements.

11  |  November 30, 2015

Alerian MLP ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014

OPERATIONS:
Net investment loss	$(132,888,834)	$(46,718,275)
Net realized gain/(loss) on investments	(94,672,786)	267,383,081
Net change in unrealized appreciation/(depreciation) on investments	(2,306,039,973)	473,848,788

Net increase/(decrease) in net assets resulting from operations	(2,533,601,593)	694,513,594

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	–	(343,269,132)
From tax return of capital	(647,133,076)	(191,041,392)

Total distributions	(647,133,076)	(534,310,524)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,547,020,530	2,282,699,118
Issued to shareholders in reinvestment distributions	–	4,571,254
Cost of shares redeemed	(1,511,532,837)	(483,156,705)

Net increase from share transactions	1,035,487,693	1,804,113,667

Net increase/(decrease) in net assets	(2,145,246,976)	1,964,316,737

NET ASSETS:
Beginning of year	9,349,001,350	7,384,684,613

End of year *	$7,203,754,374	$9,349,001,350

*Including accumulated net investment loss, net of deferred income taxes of:	$(236,377,273)	$(103,488,439)

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	516,512,100	417,561,799
Shares sold	172,050,000	125,050,000
Distributions reinvested	–	250,301
Shares redeemed	(100,500,000)	(26,350,000)

Shares outstanding, end of year	588,062,100	516,512,100

See Notes to Financial Statements.

12  |  November 30, 2015

Alerian MLP ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012		For the Period January 1, 2011 to November 30, 2011 (a)		For the Period August 25, 2010 (Inception) to December 31, 2010

NET ASSET VALUE, BEGINNING OF PERIOD	$18.10	$17.69	$16.32	$15.97		$16.05		$15.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.13)	(0.16)	(0.09)	(0.09)		(0.08)		(0.03)
Net realized and unrealized gain/(loss) on investments	(4.53)	1.70	2.53	1.44		1.00		1.33

Total from investment operations	(4.66)	1.54	2.44	1.35		0.92		1.30

DISTRIBUTIONS:
From net realized gains	–	(0.73)	–	(0.00)	(b)(c)	(0.14)	(b)	–
From tax return of capital	(1.19)	(0.40)	(1.07)	(1.00)		(0.86)		(0.25)

Total distributions	(1.19)	(1.13)	(1.07)	(1.00)		(1.00)		(0.25)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(5.85)	0.41	1.37	0.35		(0.08)		1.05

NET ASSET VALUE, END OF PERIOD	$12.25	$18.10	$17.69	$16.32		$15.97		$16.05

TOTAL RETURN(d)	(26.84)%	8.82%	15.16%	8.62%		5.93%		8.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,203,754	$9,349,001	$7,384,685	$4,466,815		$1,713,387		$611,467

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%	0.85%	0.85%		0.85%	(e)	0.85%(e)
Expenses (including net current and deferred tax expenses/benefits)(f)	(11.40)%	5.43%	8.56%	4.85%		4.86%	(e)	13.56%(e)
Expenses (including current and deferred tax expenses/benefits)(g)	1.57%	0.55%	0.55%	0.54%		0.53%	(e)	0.52%(e)
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.85)%	(0.85)%	(0.85)%	(0.85)%		(0.85)%	(e)	(0.85)%(e)
Net investment loss (including deferred tax expenses/benefits)(g)	(1.57)%	(0.55)%	(0.55)%	(0.54)%		(0.53)%	(e)	(0.52)%(e)
PORTFOLIO TURNOVER RATE(h)	21%	29%	12%	12%		10%		12%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	Less than ($0.005) per share.
(d)

Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period, and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(e)	Annualized.
(f)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(g)	Includes amount of current and deferred tax benefit associated with net investment loss.
(h)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

13  |  November 30, 2015

Alerian Energy Infrastructure ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

Canadian Energy Infrastructure Companies (26.01%)
Energy (26.01%)
AltaGas, Ltd.	9,869	$231,308
Enbridge, Inc.	17,561	623,699
Gibson Energy, Inc.	9,220	114,952
Inter Pipeline, Ltd.	24,805	431,294
Keyera Corp.	12,485	372,367
Pembina Pipeline Corp.	25,420	583,416
TransCanada Corp.	21,568	680,576
Veresen, Inc.	21,658	169,962

Total Energy		3,207,574

Total Canadian Energy Infrastructure Companies (Cost $4,902,840)		3,207,574

U.S. Energy Infrastructure Companies (30.47%)
Energy (16.97%)
Columbia Pipeline Group, Inc.	29,355	562,735
Kinder Morgan, Inc.	23,106	544,609
Macquarie Infrastructure Corp.	5,674	425,720
The Williams Cos., Inc.	15,316	559,953

Total Energy		2,093,017

Utilities (13.50%)
CenterPoint Energy, Inc.	32,828	556,435
Dominion Resources, Inc.	10,575	712,438
OGE Energy Corp.	15,138	395,253

Total Utilities		1,664,126

Total U.S. Energy Infrastructure Companies (Cost $4,739,405)		3,757,143

U.S. Energy Infrastructure MLPs (25.04%)
Energy (24.57%)
Buckeye Partners LP	6,629	448,717
Cheniere Energy Partners LP	2,309	59,341
Energy Transfer Equity LP	26,460	501,153
Enterprise Products Partners LP	26,091	662,451
EQT GP Holdings LP	1,363	31,117
Magellan Midstream Partners LP	10,270	642,183
MarkWest Energy Partners LP	9,853	472,944
NuStar GP Holdings LLC	1,786	44,400
Phillips 66 Partners LP	1,229	71,282
Shell Midstream Partners LP	2,762	96,311

Total Energy		3,029,899

Utilities (0.47%)
Western Gas Equity Partners LP	1,399	58,366

Total U.S. Energy Infrastructure MLPs (Cost $4,262,884)		3,088,265

14  |  November 30, 2015

Alerian Energy Infrastructure ETF
Schedule of Investments	November 30, 2015

Security Description		Shares	Value

Utilities (continued)
U.S. General Partners (18.11%)
Energy (18.11%)
Archrock, Inc.		6,764	$71,496
EnLink Midstream LLC		4,666	78,716
Exterran Corp.		3,382	55,363
ONEOK, Inc.		20,084	592,076
Plains GP Holdings LP, Class A		24,649	302,197
SemGroup Corp., Class A		4,454	154,687
Spectra Energy Corp.		25,511	668,388
Tallgrass Energy GP LP		4,747	104,244
Targa Resources Corp.		5,233	205,657

Total Energy			2,232,824

Total U.S. General Partners (Cost $4,249,841)			2,232,824

7 Day Yield		Shares	Value

Short Term Investments (0.12%)
Morgan Stanley Institutional Liquidity Funds, Prime Portfolio	0.105%	14,510	14,510

Total Short Term Investments (Cost $14,510)			14,510

Total Investments (99.75%) (Cost $18,169,480)			$12,300,316

Net Other Assets and Liabilities (0.25%)			30,577

Net Assets (100.00%)			$12,330,893

Common Abbreviations:

LLC - Limited Liability Company.

LP - Limited Partnerships.

Ltd. - Limited.

See Notes to Financial Statements.

15  |  November 30, 2015

Alerian Energy Infrastructure ETF
Statement of Assets and Liabilities	November 30, 2015

ASSETS:
Investments, at value	$12,300,316
Dividends receivable	37,362

Total Assets	12,337,678

LIABILITIES:
Payable to adviser	6,785

Total Liabilities	6,785

NET ASSETS	$12,330,893

NET ASSETS CONSIST OF:
Paid-in capital	$18,540,712
Accumulated net investment loss	(96,943)
Accumulated net realized loss on investments and foreign currency transactions	(243,607)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,869,269)

NET ASSETS	$12,330,893

INVESTMENTS, AT COST	$18,169,480

PRICING OF SHARES
Net Assets	$12,330,893
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	650,000
Net Asset Value, offering and redemption price per share	$18.97

See Notes to Financial Statements.

16  |  November 30, 2015

Alerian Energy Infrastructure ETF
Statement of Operations	For the Year Ended November 30, 2015

INVESTMENT INCOME:
Dividends	$699,938
Foreign taxes withheld	(30,802)

Total Investment Income	669,136

EXPENSES:
Investment adviser fees	109,860

Total Expenses	109,860

NET INVESTMENT INCOME	559,276

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments	(426,530)
Net realized loss on foreign currency transactions	(1,629)

Net realized loss	(428,159)

Net change in unrealized depreciation on investments	(5,827,945)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	59

Net change in unrealized depreciation	(5,827,886)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(6,256,045)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,696,769)

See Notes to Financial Statements.

17  |  November 30, 2015

Alerian Energy Infrastructure ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014

OPERATIONS:
Net investment income	$559,276	$290,233
Net realized gain/(loss) on investments and foreign currency transactions	(428,159)	320,592
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,827,886)	(19,576)

Net increase/(decrease) in net assets resulting from operations	(5,696,769)	591,249

DISTRIBUTIONS:
From net investment income	(327,210)	(191,603)
Dividends to shareholders from tax return of capital	(103,622)	–

Total distributions	(430,832)	(191,603)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,130,424	18,346,104
Cost of shares redeemed	(2,802,773)	(5,344,237)

Net increase from share transactions	1,327,651	13,001,867

Net increase/(decrease) in net assets	(4,799,950)	13,401,513

NET ASSETS:
Beginning of period	17,130,843	3,729,330

End of period *	$12,330,893	$17,130,843

*Including accumulated net investment income/(loss) of:	$(96,943)	$35,972

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	600,002	150,002
Shares sold	150,000	650,000
Shares redeemed	(100,002)	(200,000)

Shares outstanding, end of period	650,000	600,002

See Notes to Financial Statements.

18  |  November 30, 2015

Alerian Energy Infrastructure ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

			For the Period
			November 1,
			2013
	For the Year	For the Year	(Commencement
	Ended	Ended	of Operations) to
	November 30,	November 30,	November 30,
	2015	2014	2013

NET ASSET VALUE, BEGINNING OF PERIOD	$28.55	$24.86	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.83	0.85	0.06
Net realized and unrealized gain/(loss)	(9.78)	3.40	(0.20)

Total from investment operations	(8.95)	4.25	(0.14)

DISTRIBUTIONS:
From net investment income	(0.48)	(0.56)	–
Tax return of capital	(0.15)	–	–

Total distributions	(0.63)	(0.56)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(9.58)	3.69	(0.14)

NET ASSET VALUE, END OF PERIOD	$18.97	$28.55	$24.86

TOTAL RETURN(b)	(31.83)%	17.12%	(0.56)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,331	$17,131	$3,729

Ratio of expenses to average net assets	0.65%	0.65%	0.65%(c)
Ratio of net investment income to average net assets	3.31%	2.98%	3.21%(c)
Portfolio turnover rate(d)	47%	27%	0%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period, and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

19  |  November 30, 2015

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2015

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2015, the Trust consisted of twenty-one separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index. The investment advisor uses a “passive” or indexing approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares at net asset value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general

20  |  November 30, 2015

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2015

principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, and Limited Partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments at November 30, 2015:

Alerian MLP ETF

		Level 2- Other	Level 3- Significant
	Level 1- Unadjusted	Significant	Unobservable
Investments in Securities at Value*	Quoted Prices	Observable Inputs	Inputs	Total

Master Limited Partnerships	$7,203,803,193	$–	$–	$7,203,803,193
Short Term Investments	5,373,264	–	–	5,373,264

TOTAL	$7,209,176,457	$–	$–	$7,209,176,457

21  |  November 30, 2015

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2015

Alerian Energy Infrastructure ETF

		Level 2- Other	Level 3- Significant
	Level 1- Unadjusted	Significant	Unobservable
Investments in Securities at Value*	Quoted Prices	Observable Inputs	Inputs	Total

Canadian Energy Infrastructure Companies	$3,207,574	$–	$–	$3,207,574
U.S. Energy Infrastructure Companies	3,757,143	–	–	3,757,143
U.S. Energy Infrastructure MLPs	3,088,265	–	–	3,088,265
U.S. General Partners	2,232,824	–	–	2,232,824
Short-Term Investments	14,510	–	–	14,510

TOTAL	$12,300,316	$–	$–	$12,300,316

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

Each Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2015, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the last in, first out (“LIFO”) cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2015, the Alerian MLP ETF distributed $647,133,076 of which 100% is anticipated to be characterized as return of capital from MLP distributions received.

The Alerian MLP ETF also expects a portion of the distributions it receives from MLPs to be treated as a tax deferred return of capital, thus reducing the Alerian MLP ETF’s current tax liability. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

22  |  November 30, 2015

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2015

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Alerian MLP ETF is taxed as a regular C-corporation for federal income tax purposes. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce an investor’s return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV. The Fund will rely to a large extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith, however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 35% and an assumed rate attributable to state taxes.

The Fund recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying statement of operations. Accrued interest and penalties are included within the related tax liability line in the balance sheet.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of the Underlying Index are closely correlated.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF	Year ended November 30, 2015

	Current	Deferred	Total

Federal	$–	$(1,253,310,484)	$(1,253,310,484)
State	–	(70,047,734)	(70,047,734)
Valuation Allowance	–	284,042,840	284,042,840

Total tax benefit	$–	$(1,039,315,378)	$(1,039,315,378)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of November 30, 2015

Deferred tax assets:
Accrued franchise taxes	$	197,673
Charitable contribution carryforward		290,890
Income recognized from MLP investments		196,528,392

23  |  November 30, 2015

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2015

Alerian MLP ETF	As of November 30, 2015

Credit for prior year minimum tax	331,761
Federal net operating loss carryforward	411,891,327
Federal capital loss carryforward	8,260,490
State Taxes Net of Federal benefit	20,093,436
Valuation Allowance	(284,042,840)
Less Deferred tax liabilities:
Net unrealized gain on investment securities	(353,551,129)

Net Deferred tax asset	$–

The net operating loss carryforward is available to offset future taxable income. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2032. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration

Federal	11/30/2012	$92,112,756	11/30/2032
Federal	11/30/2013	349,770,934	11/30/2033
Federal	11/30/2014	64,228,395	11/30/2034
Federal	11/30/2015	670,720,279	11/30/2035

Total tax expense		$1,176,832,364

The Fund also has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:
Alerian MLP ETF	Period-Ended	Amount	Expiration

State	11/30/2012	$2,950,477	Varies by State (5-20 years)
State	11/30/2013	10,853,441	Varies by State (5-20 years)
State	11/30/2014	1,931,661	Varies by State (5-20 years)
State	11/30/2015	13,079,045	Varies by State (5-20 years)

Total tax expense		$28,814,624

The capital loss carryforward is available to offset future taxable income. The capital loss can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Year-Ended	Amount	Expiration

Federal	11/30/2015	$23,601,401	11/30/2020

Total tax expense		$23,601,401

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. Net operating losses that may be generated by the Fund in the future are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is not more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in a reduction of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

24  |  November 30, 2015

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2015

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	As of November 30, 2015

Income tax expense at statutory rate	$(1,250,520,940)
State income tax benefit (net of federal benefit)	(69,671,881)
Permanent differences, net	(2,340,280)
Change in estimated state deferral rate	–
Other	(825,117)
Valuation Allowance	284,042,840

Net income tax benefit	$(1,039,315,378)

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:
Alerian MLP ETF	Inception to November 30, 2015

Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–

Unrecognized tax benefit - Ending	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from inception to November 30, 2015, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. Tax periods ended November 30, 2012 through November 30, 2015 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2015, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

25  |  November 30, 2015

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2015

For the year ended November 30, 2015, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships were identified and reclassified among components of the Fund’s net assets as follows:

Fund	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments	Paid-in Capital

Alerian Energy Infrastructure ETF	$(364,981)	$129,552	$235,429
At November 30, 2015, the Fund had available for tax purposes unused capital loss carryforwards as follows:
		Short-Term	Long-Term

Alerian Energy Infrastructure ETF		$555,969	$–
The tax character of the distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:
	Ordinary Income	Long-Term Capital Gain	Return of Capital

November 30, 2015
Alerian Energy Infrastructure ETF	$327,210	$–	$103,622

	Ordinary Income	Long-Term Capital Gain	Return of Capital

November 30, 2014
Alerian Energy Infrastructure ETF	$191,603	$–	$–

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:

Alerian Energy Infrastructure ETF
Accumulated net realized loss on investments	$(555,969)
Net unrealized depreciation on investments	(5,543,128)
Other accumulated losses	(110,722)

Total	$(6,209,819)

As of November 30, 2015, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF

Cost of investments for income tax purposes	$6,637,637,303	$17,843,339

Gross appreciation (excess of value over tax cost)	$1,900,550,749	$44,638
Gross depreciation (excess of tax cost over value)	(1,329,011,595)	(5,587,661)
Net depreciation of foreign currency	–	(105)

Net unrealized appreciation/(depreciation)	$571,539,154	$(5,543,128)

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Fund’s investments in master limited partnership and wash sales.

26  |  November 30, 2015

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2015

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund’s investment adviser pursuant to advisory agreements with the Trust on behalf of each Fund (the “Advisory Agreements”). Pursuant to the Advisory Agreements, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund		Advisory Fee

Alerian MLP ETF	0.85%	up to an including $10 billion
	0.80%	greater than $10 billion up to an including $15 billion
	0.755%	greater than $15 billion up to and including $20 billion
	0.715%	greater than $20 billion

Alerian Energy Infrastructure ETF	0.65%

Out of the unitary management fees, the Adviser pays substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales

Alerian MLP ETF	$1,882,533,655	$2,713,505,425
Alerian Energy Infrastructure ETF	7,923,108	7,750,094
For the year ended November 30, 2015, the cost of in-kind purchases and proceeds from in-kind sales were as follows:
Fund	Purchases	Sales

Alerian MLP ETF	$2,395,095,475	$664,650,938
Alerian Energy Infrastructure ETF	4,130,876	2,801,258

The Alerian MLP ETF and the Alerian Energy Infrastructure ETF had in-kind net realized gain/(loss) of $15,713,055 and $257,473, respectively.

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. MASTER LIMITED PARTNERSHIPS

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include, among other things, natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity

27  |  November 30, 2015

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2015

interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units and generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

6. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

28  |  November 30, 2015

Alerian Exchange Traded Funds
Additional Information	November 30, 2015 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION (Unaudited)

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	Qualified Dividend Income	Dividend Received Deduction

Alerian Energy Infrastructure ETF	100.00%	58.77%

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

LICENSING AGREEMENTS

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Advisor”) with respect to each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF, to allow the Adviser’s use of AMZI and AMEI. The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”). “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Energy Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for each Underlying Index. Alerian is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by Alerian (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI and AMZIX are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

29  |  November 30, 2015

Alerian Exchange Traded Funds
Additional Information	November 30, 2015 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

(Applicable to the Alerian Energy Infrastructure ETF only)

The Underlying Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Underlying Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

30  |  November 30, 2015

Alerian Exchange Traded Funds
Board Considerations Regarding Approval of	November 30, 2015 (Unaudited)

Investment Advisory Agreements

Alerian MLP ETF

At in-person meetings held on June 8, 2015 and June 10, 2015, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Alerian MLP ETF (“AMLP” or the “Fund”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to AMLP, the Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to the Fund; (iv) the extent which economies of scale would be realized if and as the assets of the Fund grows and whether fees reflect the economies of scale for the benefit of shareholders and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services to be provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of the Fund.

The Trustees reviewed information on the performance of the Fund and its benchmark. The Trustees also evaluated the correlation and tracking error of the Fund. Based on their review, the Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fees for the Fund were unitary fees pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rate for the Fund, the Trustees noted that the advisory fee rate and net total expenses for AMLP are higher than the median advisory fee rate and net total expenses of its Strategic Insight peer group. The Trustees also considered the additional information provided by the Adviser showing AMLP’s total expenses were in line with the total expenses of peer groups determined to be more comparable, including peer groups comprised of (i) the master limited partnership (“MLP”) asset class as a whole and (ii) exchange-traded products focused solely on MLP investments. The Trustees also considered that AMLP’s investment advisory fee schedule included breakpoints.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided. The Trustees considered other benefits available to the Adviser because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered the information provided by the Adviser about the costs and profitability of the Adviser with respect to the Fund. The Trustees considered, among other things, the additional costs incurred by the Adviser in managing and administering the Fund. They also considered the brand recognition of AMLP’s index provider as well as the trading volumes of the Fund. The Trustees considered the breakpoint schedule adopted the previous year and whether the breakpoints would benefit shareholders and appropriately reflect economies of scale achieved by the Adviser with respect to AMLP as AMLP’s assets increase. Based on the foregoing, the Trustees determined that the advisory fee rate for the Fund reflects an appropriate sharing of any economies of scale which may exist currently and as the Fund’s assets increase.

In voting to renew the Investment Advisory Agreement, the Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

31  |  November 30, 2015

Alerian Exchange Traded Funds
Board Considerations Regarding Approval of	November 30, 2015 (Unaudited)

Investment Advisory Agreements

Alerian Energy Infrastructure ETF

At an in-person meeting held on June 8, 2015, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Alerian Energy Infrastructure ETF (“ENFR” or “the Fund”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to ENFR, the Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to the Fund; (iv) the extent which economies of scale would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services to be provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of the Fund.

The Trustees reviewed information on the performance of the Fund and its applicable benchmark. The Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Trustees noted the advisory fee rate for the Fund is higher than the median of its Strategic Insight expense group and its expense ratio is higher than the median of its respective Strategic Insight expense group.

The Trustees took into account, among other things, the index provider’s general reputation in the master limited partnership space, the growth in assets of the Alerian MLP ETF which is also based on an index from the same index provider to ENFR and the fees charged by the index provider for licensing its index.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to the Adviser because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered the information provided by the Adviser about the costs and profitability of the Adviser with respect to the Fund. The Trustees reviewed and noted the relatively small size of the Fund and concluded that the Adviser was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Advisory Agreement, the Trustees concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

32  |  November 30, 2015

Alerian Exchange Traded Funds
Trustees & Officers	November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	46	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002- present; Board Member, Prosci, Inc. (private business services), 2013-present; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for- profit organization).

				24	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

33  |  November 30, 2015

Alerian Exchange Traded Funds
Trustees & Officers	November 30, 2015 (Unaudited)

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”), and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				34	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

34  |  November 30, 2015

Alerian Exchange Traded Funds
Trustees & Officers	November 30, 2015 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS of Fund Services, Inc. Ms. Nelson joined AAI’s parent company, ALPS Holdings, Inc. in January 2003.

Ms. Nelson currently is also the Chief Compliance Officer of Principal Real Estate Income Fund, and as of December 2015, the Chief Compliance Officer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Clough Funds Trust and Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Abigail J. Murray, 1975	Secretary	Since June 2015

Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Murray is also the Secretary of The Caldwell & Orkin Funds, Inc., Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Funds Trust.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of the Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

35  |  November 30, 2015

November 30, 2015

annual
REPORT
EQL

ALPS Equal Sector Weight ETF (NYSE ARCA: EQL)

An ALPS Advisors Solution

ALPS
A DST Company

table of

www.alpsfunds.com

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the Banc of America Securities – Merrill Lynch Equal Sector Weight Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

The Adviser will seek to replicate as closely as possible the performance of the Underlying Index. The Underlying Index is an index of indexes comprised in equal proportions of the nine Select Sector SPDR Indexes (“The Underlying Sector Indexes”). These are the Consumer Discretionary Select Sector Index, Consumer Staples Select Sector Index, Materials Select Sector Index, Energy Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index and Health Care Select Sector Index. In order to track the securities in the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% if its total assets in the shares of Select Sector SPDR exchange-traded funds (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”) that track the Underlying Sector Indexes of which the Underlying Index is comprised.

The Underlying Index is designed to track the equally weighted performance of the Underlying Sector Indexes. Accordingly, each Underlying Index is rebalanced quarterly so that each rebalance will result in each Underlying Sector Index having an Index weight of 11.1% and the Underlying Sector Indexes in aggregate total to 100.0%.

Performance Overview

The ALPS Equal Sector Weight ETF (EQL), for the twelve month period ended November 30, 2015, generated a total return of 0.48%, outperforming the Fund’s Underlying Index, which returned -1.52%. The fund underperformed the S&P 500®, which returned 2.75% for the same period.

From a macro perspective drivers influencing U.S. equities for the one year period ended 11/30/15 included the impact of speculation on a potential U.S. Fed rate hike, global concerns over slowing growth and weak manufacturing figures in China. Additionally, falling oil and commodity prices put downward pressure on prices, which were slightly offset by an improvement in consumer confidence in the U.S. For the fourth consecutive year sector performance was clustered around the mean, as five of the nine sectors of the S&P 500® generated returns that were within 4% of the broader market. This phenomenon was a continuation of a trend that has persisted in the U.S. since the bull market that began in earnest in the 4th quarter of 2011. Consumer Discretionary and Energy stocks were notable exceptions to the relatively narrow dispersion in returns, with Consumer Discretionary significantly outperforming the broader market after gaining 13.80% and Energy an outlier to the downside, falling 12.05%.

Compared to the S&P 500®, the Fund experienced a moderately negative impact (-1.86%) from its sector allocation during the period. This impact was largely driven by underperformance related to its over-weights in the Materials (11.01% vs. 3.09% in SPX) and Energy (10.86% vs. 7.76% in SPX) sectors. The Fund’s relative underweight allocation to Financials (11.12% vs. 16.37% in SPX) helped buoy the fund’s performance.

The best performing fund holdings for the period were the Consumer Discretionary Select Sector SPDR (XLY), which increased 14.13% and the Technology Select Sector SPDR (XLK), which saw a gain of 5.38%. The Health Care Select Sector SPDR (XLV), which rose 3.58%, and the Consumer Staples Select Sector SPDR (XLP), which climbed 2.87%, were other top performers. The largest detractors were the Energy Select Sector SPDR (XLE), which decreased 12.46%, the Materials Select Sector SPDR (XLB), which fell 5.08%, and the Utilities Select Sector SPDR (XLU), which lost 3.58%.

Looking forward we believe the Fund’s strategy of holding each of the nine sectors (with Information Technology and Telecommunication Service combined) in the S&P 500® via the Select SPDRs can result in a diversified core holding, and potential for market participation in all economic cycles through equal sector weighting.

Performance (as of November 30, 2015)

	1 Year	3 Year	5 Year	Since Inception^
ALPS Equal Sector Weight ETF - NAV	0.48%	14.29%	13.10%	15.54%
ALPS Equal Sector Weight ETF - Market Price*	0.43%	14.26%	13.08%	15.56%
Banc of America Securities Merrill Lynch Equal Sector Weight Index	-1.52%	12.26%	11.09%	13.51%
S&P 500® Total Return Index	2.75%	16.09%	14.40%	16.44%

1     |   November 30, 2015

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2015 (Unaudited)

Total Expense Ratio (per the current Prospectus) 0.52%. Net Expense Ratio (per the current prospectus) 0.30%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on July 6, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Banc of America Securities Merrill Lynch Equal Sector Weight Index: a U.S. equity index comprised, in equal weights, of nine sub-indices, and is a price-return index.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The ALPS Equal Sector Weight ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Fund.

2     |   November 30, 2015

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2015 (Unaudited)

The following table shows the sector weights of both the Fund and the S&P 500® as of November 30, 2015:

Sector Weighting Comparison (as of November 30, 2015)

	EQL*	S&P 500®	+/-
Technology (XLK)	11.48%	23.28%	-11.80%
Materials (XLB)	11.42%	2.86%	8.56%
Financials (XLF)	11.34%	16.58%	-5.24%
Energy (XLE)	11.27%	7.05%	4.22%
Industrials (XLI)	11.26%	10.12%	1.14%
Consumer Discretionary (XLY)	11.19%	13.08%	-1.89%
Consumer Staples (XLP)	10.95%	9.56%	1.39%
Utilities (XLU)	10.60%	2.86%	7.74%
Healthcare (XLV)	10.49%	14.61%	-4.12%
Total	100.00%	100.00%	0.00%

Source: S&P 500®

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3     |   November 30, 2015

ALPS Equal Sector Weight ETF

Disclosure of Fund Expenses	November 30, 2015 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2015.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account	Ending Account		Expenses Paid
	Value	Value	Expense	During Period
	6/1/15	11/30/15	Ratio(a)	6/1/15 - 11/30/15(b)
ALPS Equal Sector Weight ETF
Actual	$ 1,000.00	$ 982.40	0.15%	$ 0.75
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,024.32	0.15%	$ 0.76

(a)	Annualized based on the Fund’s most recent half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4     |   November 30, 2015

ALPS Equal Sector Weight ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Equal Sector Weight ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Equal Sector Weight ETF of the ALPS ETF Trust as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 28, 2016

5     |   November 30, 2015

ALPS Equal Sector Weight ETF

Schedule of Investments	November 30, 2015

SECURITY DESCRIPTION		SHARES	VALUE

EXCHANGE TRADED FUNDS (99.93%)
Consumer Discretionary (11.19%)
Consumer Discretionary Select Sector SPDR® Fund		194,454	$15,707,994

Consumer Staples (10.94%)
Consumer Staples Select Sector SPDR® Fund		310,946	15,366,951

Energy (11.26%)
Energy Select Sector SPDR® Fund		232,544	15,817,643

Financials (11.33%)
Financial Select Sector SPDR® Fund		647,552	15,903,877

Healthcare (10.48%)
Health Care Select Sector SPDR® Fund		206,932	14,714,935

Industrials (11.25%)
Industrial Select Sector SPDR® Fund		288,508	15,792,928

Materials (11.41%)
Materials Select Sector SPDR® Fund		350,371	16,022,466

Technology (11.47%)
Technology Select Sector SPDR® Fund		366,289	16,102,064

Utilities (10.60%)
Utilities Select Sector SPDR® Fund		347,467	14,878,537

TOTAL EXCHANGE TRADED FUNDS (Cost $118,216,171)			140,307,395

	7 DAY YIELD	SHARES	VALUE

SHORT TERM INVESTMENTS (0.08%)
Morgan Stanley Institutional Liquidity Fund- Prime Portfolio	0.105%	117,303	117,303

TOTAL SHORT TERM INVESTMENTS (Cost $117,303)			117,303

TOTAL INVESTMENTS (100.01%) (Cost $118,333,474)			$140,424,698

NET LIABILITIES LESS OTHER ASSETS (-0.01%)			(17,278)

NET ASSETS (100.00%)			$140,407,420

Common Abbreviations:

SPDR® - Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

6     |   November 30, 2015

ALPS Equal Sector Weight ETF

Statement of Assets and Liabilities	November 30, 2015

ASSETS:
Investments, at value	$140,424,698
Dividends receivable	11

Total Assets	140,424,709

LIABILITIES:
Payable to adviser	17,289

Total Liabilities	17,289

NET ASSETS	$140,407,420

NET ASSETS CONSIST OF:
Paid-in capital	$118,573,316
Accumulated net investment income	12,644
Accumulated net realized loss on investments	(269,764)
Net unrealized appreciation on investments	22,091,224

NET ASSETS	$140,407,420

INVESTMENTS, AT COST	$118,333,474

PRICING OF SHARES
Net Assets	$140,407,420
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,500,000
Net Asset Value, offering and redemption price per share	$56.16

See Notes to Financial Statements.

7     |   November 30, 2015

ALPS Equal Sector Weight ETF

Statement of Operations	For the Year Ended November 30, 2015

INVESTMENT INCOME:
Dividends	$3,065,816

Total investment income	3,065,816

EXPENSES:
Investment adviser fees	526,502

Total expenses before waiver/reimbursement	526,502

Less fees waiver/reimbursement by investment adviser	(221,861)

Net Expenses	304,641

NET INVESTMENT INCOME	2,761,175

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	7,217,464
Net change in unrealized depreciation on investments	(9,245,175)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,027,711)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$733,464

See Notes to Financial Statements.

8     |   November 30, 2015

ALPS Equal Sector Weight ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014

OPERATIONS:
Net investment income	$2,761,175	$2,203,303
Net realized gain on investments	7,217,464	10,360,476
Net change in unrealized appreciation/(depreciation) on investments	(9,245,175)	6,636,619

Net increase in net assets resulting from operations	733,464	19,200,398

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,761,711)	(2,197,152)

Total distributions	(2,761,711)	(2,197,152)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	22,873,159	46,558,747
Cost of shares redeemed	(20,123,962)	(34,120,471)

Net increase from share transactions	2,749,197	12,438,276

Net increase in net assets	720,950	29,441,522

NET ASSETS:
Beginning of year	139,686,470	110,244,948

End of year *	$140,407,420	$139,686,470

*Including accumulated net investment income of:	$12,644	$13,180

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,450,000	2,200,000
Shares sold	400,000	900,000
Shares redeemed	(350,000)	(650,000)

Shares outstanding, end of year	2,500,000	2,450,000

See Notes to Financial Statements.

9     |   November 30, 2015

ALPS Equal Sector Weight ETF

Financial Highlights	For a Share Outstanding Throughout the Years Presented

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010

NET ASSET VALUE, BEGINNING OF PERIOD	$57.01	$50.11	$39.79	$35.48	$35.34		$31.13

INCOME FROM OPERATIONS:
Net investment income(b)	1.09	0.90	0.81	0.69	0.41		0.68
Net realized and unrealized gain/(loss)	(0.84)	6.90	10.35	4.35	0.18		4.14

Total from investment operations	0.25	7.80	11.16	5.04	0.59		4.82

DISTRIBUTIONS:
From net investment income	(1.10)	(0.90)	(0.84)	(0.71)	(0.45)		(0.61)
From tax return of capital	–	–	–	(0.02)	–		–

Total distributions	(1.10)	(0.90)	(0.84)	(0.73)	(0.45)		(0.61)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.85)	6.90	10.32	4.31	0.14		4.21

NET ASSET VALUE, END OF PERIOD	$56.16	$57.01	$50.11	$39.79	$35.48		$35.34

TOTAL RETURN(c)	0.48%	15.71%	28.41%	14.35%	1.67%		15.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$140,407	$139,686	$110,245	$75,592	$62,091		$53,012

Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%	(d)	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.21%(e)	0.34%	0.34%	0.34%	0.34%	(d)	0.34%
Ratio of net investment income excluding waiver/reimbursement to average net assets	1.78%	1.67%	1.77%	1.76%	1.22%	(d)	2.11%
Ratio of net investment income including waiver/reimbursement to average net assets	1. 94%(e)	1.70%	1.80%	1.79%	1.25%	(d)	2.14%
Portfolio turnover rate(f)	6%	3%	2%	4%	4%		7%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Based on average shares outstanding during the period.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	The effective expense ratio including waivers changed from 0.34% to 0.15% effective April 1, 2015 through March 31, 2016.
(f)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

10     |   November 30, 2015

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2015

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2015, the Trust consists of twenty-one separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Banc of America Securities Merrill Lynch Equal Sector Weight Index. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11     |   November 30, 2015

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2015

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments at November 30, 2015:

Investments in Securities at Value *	Level 1 - Unadjusted Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Exchange Traded Funds	$140,307,395	$–	$–	$140,307,395
Short Term Investments	117,303	–	–	117,303

TOTAL	$140,424,698	$–	$–	$140,424,698

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

12     |   November 30, 2015

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2015

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments	Paid-in Capital

ALPS Equal Sector Weight ETF	$–	$(7,351,770)	$7,351,770
The tax character of the distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:
			Ordinary Income

November 30, 2015
ALPS Equal Sector Weight ETF			$2,761,711

			Ordinary Income

November 30, 2014
ALPS Equal Sector Weight ETF			$2,197,152
As of November 30, 2015, the components of distributable earnings on a tax basis for the Fund were as follows:
Undistributed net investment income			$12,644
Accumulated net realized loss on investments			(175,937)
Net unrealized appreciation on investments			21,997,397

Total			$21,834,104

At November 30, 2015, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:
Fund		Short-Term	Long-Term

ALPS Equal Sector Weight ETF		$166,823	$9,114
As of November 30, 2015, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:
Gross appreciation (excess of value over tax cost)			$25,289,819
Gross depreciation (excess of tax cost over value)			(3,292,422)

Net unrealized appreciation (depreciation)			21,997,397

Cost of investments for income tax purposes			$118,427,301

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the

13     |   November 30, 2015

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2015

applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets.

Effective April 1, 2015 the Adviser has agreed to waive 0.19% of its annual unitary fee payable by the Fund until at least March 31, 2016. This waiver may only be terminated by the Fund’s Board of Trustees prior to such date.

ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. Such reimbursement is generally expected to equal 0.03% annually.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales

ALPS Equal Sector Weight ETF	$8,454,463	$8,798,139

For the year ended November 30, 2015 , the cost in-kind purchases and proceeds from in-kind sales were as follows:
Fund	Purchases	Sales

ALPS Equal Sector Weight ETF	$22,873,343	$19,775,003

The ALPS Equal Sector Weight ETF had in-kind net realized gain/(loss) of $7,400,937.

Gains on in-kind transactions are generally not considered taxable gains for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

14     |   November 30, 2015

ALPS Equal Sector Weight ETF

Additional Information	November 30, 2015 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	Qualified Dividend Income	Dividend Received Deduction

ALPS Equal Sector Weight ETF	100.00%	100.00%

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

LICENSING AGREEMENT

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” or the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Advisor”) to allow the Advisor’s use of the underlying index of the ALPS Equal Sector Weight ETF (the “Fund”). The following disclosure relates to the Licensor:

The Fund is not issued, sponsored, endorsed, sold or promoted by Merrill Lynch or its affiliates (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Bank of America Securities Merrill Lynch Equal Sector Weight Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Advisor does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Advisor shall have no liability for any errors, omissions or interruptions therein. The Advisor makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

15     |   November 30, 2015

ALPS Equal Sector Weight ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2015 (Unaudited)

At an in-person meeting held on June 8, 2015, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the ALPS Equal Sector Weight ETF (“EQL”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to EQL, the Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to EQL under the Investment Advisory Agreement; (ii) the advisory fees and other expenses to be paid by EQL compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to EQL by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to EQL; (iv) the extent which economies of scale would be realized if and as the assets of EQL grow and whether fees reflect the economies of scale for the benefit of shareholders and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services to be provided under the Investment Advisory Agreement, the investment parameters of the index of EQL, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of EQL.

The Trustees reviewed information on the performance of EQL and its benchmark. The Trustees also evaluated the correlation and tracking error between the underlying index and its corresponding Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to EQL under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for EQL was a unitary fee pursuant to which the Adviser assumes all expenses of the EQL (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the advisory fee rates and expense ratios of EQL are lower than the medians of its Strategic Insight expense group.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for EQL was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to the Adviser because of its relationship with EQL and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered the information provided by the Adviser about the costs and profitability of the Adviser with respect to EQL. The Trustees reviewed and noted the relatively small size of EQL and concluded that the Adviser was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Advisory Agreement, the Trustees concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

16     |   November 30, 2015

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	46	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002- present; Board Member, Prosci, Inc. (private business services), 2013-present; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for- profit organization).

				24	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

17     |   November 30, 2015

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2015 (Unaudited)

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”), and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				34	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

18     |   November 30, 2015

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2015 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS of Fund Services, Inc. Ms. Nelson joined AAI’s parent company, ALPS Holdings, Inc. in January 2003.

Ms. Nelson currently is also the Chief Compliance Officer of Principal Real Estate Income Fund, and as of December 2015, the Chief Compliance Officer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Clough Funds Trust and Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Abigail J. Murray, 1975	Secretary	Since June 2015

Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Murray is also the Secretary of The Caldwell & Orkin Funds, Inc., Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Funds Trust.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of the Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

19     |   November 30, 2015

Intentionally Left Blank

November 30, 2015

annual
REPORT
SBIO

ALPS Medical Breakthroughs ETF (NYSE ARCA: SBIO)

An ALPS Advisors Solution

ALPS
A DST Company

table of

www.alpsfunds.com

ALPS Medical Breakthroughs ETF
Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

ALPS Medical Breakthroughs ETF (the “Fund”) employs a “passive management” – or indexing – investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Poliwogg Medical Breakthroughs IndexSM (the “Underlying Index”).

The Underlying Index is comprised of small- and mid-cap stocks of biotechnology and pharmaceutical companies that have one or more drugs in either Phase II or Phase III U.S. Food and Drug Administration (“FDA”) clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely. Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital (“cash burn rates”) for at least 24 months. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December.

Performance Overview

ALPS Medical Breakthroughs ETF (SBIO), for the eleven month period since the fund’s December 31, 2014 inception through November 30, 2015, generated a total return of 30.80%, in-line with the Fund’s Underlying Index, which returned 31.44%. The fund significantly outperformed the broad market, as the S&P 500® returned 3.01%, and also moderately outpaced the Nasdaq Biotechnology Index, which gained 10.14% for the same period.

Looking at the macro environment of the biotechnology and pharmaceutical space, returns were spurred on through the former half of the year by strong M&A activity and continued advancements in drug research, development, and technology. The latter half of the year saw the space pull back on concerns over alleged pricing abuses in a small number of drugs, concerns over the greater impact of political policy and heightened regulation within the space, and collective macro concerns for the healthcare sector.

For the period, the fund had a significantly positive impact from security selection, as the fund’s names in biotechnology outperformed, adding 18.61% in alpha to the fund over the benchmark, Nasdaq Biotechnology Index. This helped to illustrate the potential benefits of the fund’s methodology, as the liquidity (average daily trading volume) and sustainability (cash burn rate) screens can help to enhance the exposure to innovative biotechnology firms. The fund’s outperformance was also bolstered by its relative overweight to mid- cap names (37.30% vs. 9.34% in NBI), which helped to add 5.93% to the fund’s performance over its peer benchmark. The fund saw a slight negative impact (-4.45%) from its overweight exposure to small-cap names, but security selection across all sizes negated this and helped the fund outpace its peer benchmark.

The best performing stocks in the fund for the period were Anacor Pharmaceuticals Inc. (ANAC), which increased 274.74% and Synageva Biopharma Corp. (GEVA), which saw a gain of 163.35%. Neurocrine Biosciences Inc. (NBIX), which rose 144.36%, and Dyax Corp. (DYAX), which climbed 139.23%, were other top performers. The largest detractors were Verastem Inc. (VSTM), which decreased 74.38%, XBiotech Inc. (XBIT), which fell 62.85%, and Mannkind Corp. (MNKD), which lost 62.62%.

Due to the high failure rate of companies within the space, the non-traditional metrics used to evaluate biotech companies, volatility, and specialized knowledge required to succeed in the space, biotechnology is a difficult industry for stock pickers. This environment makes a passive strategy more attractive, as it provides a diversified, rules- based access vehicle for those looking to gain exposure to the biotechnology space, while eliminating single name risk. SBIO and its underlying index focus on innovation, seeking to capture research and development opportunities in the biotechnology and pharmaceutical industries. Looking forward we believe the Fund’s strategy of providing exposure to small- and mid-cap stocks of biotechnology and pharmaceutical companies that have one or more drugs in either Phase II or Phase III FDA clinical trials can provide potential alpha and pure-play exposure to the biotech space.

1  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Performance Overview	November 30, 2015 (Unaudited)

Growth Of $10,000 (as of November 30, 2015)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance (as of November 30, 2015)

Since Inception^
ALPS Medical Breakthroughs ETF - NAV	30.80%
ALPS Medical Breakthroughs ETF - Market Price*	30.80%
Poliwogg Medical Breakthroughs Total Return Index	31.44%

Total Expense Ratio (per the current prospectus) 0.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.844.234.5852.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on December 31, 2014. Total return for a period of less than one year is not annualized.
*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

Poliwogg Medical Breakthroughs Total Return Index is designed to capture research and development opportunities in the pharmaceutical industry. PMBI consists of small-cap and mid-cap pharmaceutical and biotechnology stocks listed on U.S. stock exchanges that have one or more drugs in either Phase II or Phase III U.S. FDA clinical trials. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

Companies in the pharmaceuticals and biotechnology industry may be subject to extensive litigation based on product liability and similar claims. Legislation introduced or considered by certain governments on such industries or on the healthcare sector cannot be predicted.

Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In

2  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Performance Overview	November 30, 2015 (Unaudited)

addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The development of new drugs generally has a high failure rate, and such failures may negatively impact the stock price of the company developing the failed drug. Biotechnology companies may have persistent losses during a new product’s transition from development to production. In order to fund operations, biotechnology companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Medical Breakthroughs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the ALPS Medical Breakthroughs ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with S-Network Global Indexes, Inc.

Top Ten Holdings* (as of November 30, 2015)

Dyax Corp.	4.69%
Seattle Genetics, Inc.	4.61%
Neurocrine Biosciences, Inc.	4.44%
Anacor Pharmaceuticals, Inc.	4.08%
ACADIA Pharmaceuticals, Inc.	3.64%
Akorn, Inc.	3.63%
Ultragenyx Pharmaceutical, Inc.	3.57%
Catalent, Inc.	3.30%
Horizon Pharma Plc	3.24%
Impax Laboratories, Inc.	3.03%
Total % of Top 10 Holdings	38.23%

*	% of Total Investments

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2015)

3  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Disclosure of Fund Expenses	November 30, 2015 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2015.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expense Ratio(a)	Expenses Paid During Period 6/1/15 - 11/30/15(b)
ALPS Medical Breakthroughs ETF
Actual	$1,000.00	$951.60	0.50%	$2.45
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Medical Breakthroughs ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the period December 31, 2014 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Medical Breakthroughs ETF of the ALPS ETF Trust as of November 30, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period December 31, 2014 (commencement of operations) to November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 28, 2016

5  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

COMMON STOCKS (99.93%)
Biotechnology (67.27%)
ACADIA Pharmaceuticals, Inc.(a)	163,832	$6,217,424
Acceleron Pharma, Inc.(a)	53,779	2,305,506
Achillion Pharmaceuticals, Inc.(a)	191,231	1,946,731
Acorda Therapeutics, Inc.(a)	69,697	2,661,728
Adamas Pharmaceuticals, Inc.(a)	28,992	463,002
Aduro Biotech, Inc.(a)	101,238	3,137,366
Affimed NV(a)	48,367	360,818
Akebia Therapeutics, Inc.(a)	46,909	503,333
Alder Biopharmaceuticals, Inc.(a)	70,777	2,637,151
Anacor Pharmaceuticals, Inc.(a)	59,800	6,980,454
Applied Genetic Technologies Corp.(a)	26,823	457,064
Ardelyx, Inc.(a)	42,150	824,454
Arena Pharmaceuticals, Inc.(a)	393,721	940,993
Atara Biotherapeutics, Inc.(a)	46,101	1,811,769
Cara Therapeutics, Inc.(a)	43,247	715,738
Celldex Therapeutics, Inc.(a)	160,198	2,885,166
Chimerix, Inc.(a)	74,940	3,027,576
Clovis Oncology, Inc.(a)	61,142	1,922,916
Coherus Biosciences, Inc.(a)	61,551	1,869,304
Dyax Corp.(a)	238,079	8,013,739
Emergent BioSolutions, Inc.(a)	63,116	2,377,580
Enanta Pharmaceuticals, Inc.(a)	30,440	958,860
Genocea Biosciences, Inc.(a)	45,643	292,115
Halozyme Therapeutics, Inc.(a)	207,011	3,684,796
ImmunoGen, Inc.(a)	140,196	1,902,460
Karyopharm Therapeutics, Inc.(a)	58,061	1,085,741
Ligand Pharmaceuticals, Inc.(a)	32,298	3,458,470
MacroGenics, Inc.(a)	55,625	1,923,512
MannKind Corp.(a)	666,255	1,332,510
Merrimack Pharmaceuticals, Inc.(a)	178,974	1,684,145
Neurocrine Biosciences, Inc.(a)	139,686	7,594,728
OncoMed Pharmaceuticals, Inc.(a)	48,830	1,115,765
Ophthotech Corp.(a)	55,792	3,546,697
Osiris Therapeutics, Inc.	55,942	573,965
Otonomy, Inc.(a)	39,258	1,036,019
PDL BioPharma, Inc.	267,067	1,010,848
Portola Pharmaceuticals, Inc.(a)	85,503	4,241,804
Progenics Pharmaceuticals, Inc.(a)	113,355	761,746
PTC Therapeutics, Inc.(a)	55,746	1,674,610
Rigel Pharmaceuticals, Inc.(a)	143,971	472,225
Sage Therapeutics, Inc.(a)	46,145	2,211,268
Seattle Genetics, Inc.(a)	187,520	7,872,090
Spark Therapeutics, Inc.(a)	39,923	2,307,150
TESARO, Inc.(a)	65,067	3,321,020
Threshold Pharmaceuticals, Inc.(a)	116,040	404,980
Tokai Pharmaceuticals, Inc.(a)	36,458	419,267
Ultragenyx Pharmaceutical, Inc.(a)	61,977	6,093,579
Verastem, Inc.(a)	59,434	134,915
Versartis, Inc.(a)	47,748	604,012
XBiotech, Inc.(a)	52,025	388,627

6  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

Biotechnology (67.27%) (continued)
Zafgen, Inc.(a)	44,082	$745,427

Total Biotechnology		114,913,163

Pharmaceuticals (32.66%)
Aerie Pharmaceuticals, Inc.(a)	41,795	1,146,855
Akorn, Inc.(a)	186,146	6,198,662
Ascendis Pharma A/S, ADR(a)	38,774	691,340
BioDelivery Sciences International, Inc.(a)	85,245	522,552
Catalent, Inc.(a)	202,554	5,641,129
Depomed, Inc.(a)	98,109	1,907,239
Endocyte, Inc.(a)	68,206	315,794
FibroGen, Inc.(a)	96,409	2,867,204
Flexion Therapeutics, Inc.(a)	34,976	679,933
Foamix Pharmaceuticals, Ltd.(a)	48,937	391,007
Forward Pharma A/S, ADR(a)	75,665	1,648,740
Horizon Pharma Plc(a)	257,582	5,545,741
Impax Laboratories, Inc.(a)	117,618	5,182,249
The Medicines Co.(a)	108,613	4,562,832
Neuroderm, Ltd.(a)	35,011	704,421
Ocular Therapeutix, Inc.(a)	40,180	380,906
Pacira Pharmaceuticals, Inc.(a)	59,612	3,859,877
POZEN, Inc.(a)	52,657	399,667
Radius Health, Inc.(a)	69,598	4,232,254
Revance Therapeutics, Inc.(a)	38,953	1,511,766
SciClone Pharmaceuticals, Inc.(a)	80,685	739,881
Sucampo Pharmaceuticals, Inc., Class A(a)	73,598	1,262,206
Supernus Pharmaceuticals, Inc.(a)	78,805	1,273,489
Theravance, Inc.	190,532	1,762,421
Trevena, Inc.(a)	80,620	1,015,006
Vitae Pharmaceuticals, Inc.(a)	35,548	510,469
VIVUS, Inc.(a)	169,207	211,509
XenoPort, Inc.(a)	102,606	619,740

Total Pharmaceuticals		55,784,889

TOTAL COMMON STOCKS (Cost $191,548,989)		170,698,052

RIGHTS (0.00%)(b)
Biotechnology (0.00%)(b)
Prosensa Holding NV - CVR(a)	3,423	3,081

Total Biotechnology		3,081

TOTAL RIGHTS (Cost $3,697)		3,081

7  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Schedule of Investments	November 30, 2015

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.11%)
Morgan Stanley Institutional Liquidity Funds, Prime Portfolio	0.105%	190,021	190,021

TOTAL SHORT TERM INVESTMENTS (Cost $190,021)			190,021

TOTAL INVESTMENTS (100.04%) (Cost $191,742,707)			$170,891,154

NET LIABILITIES LESS OTHER ASSETS (-0.04%)			(67,379)

NET ASSETS (100.00%)			$170,823,775

(a)	Non-income producing security.
(b)	Less than 0.005% of Net Assets.

Common Abbreviations:

ADR - American Depositary Receipt.

CVR - Contingent Value Rights.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Plc - Public Limited Company.

See Notes to Financial Statements.

8  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Statement of Assets and Liabilities	November 30, 2015

ASSETS:
Investments, at value	$170,891,154
Dividends receivable	17

Total Assets	170,891,171

LIABILITIES:
Payable to adviser	67,396

Total Liabilities	67,396

NET ASSETS	$170,823,775

NET ASSETS CONSIST OF:
Paid-in capital	$193,598,556
Accumulated net investment loss	(392,292)
Accumulated net realized loss on investments	(1,530,936)
Net unrealized depreciation on investments	(20,851,553)

NET ASSETS	$170,823,775

INVESTMENTS, AT COST	$191,742,707

PRICING OF SHARES
Net Assets	$170,823,775
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	5,300,000
Net Asset Value, offering and redemption price per share	$32.23

See Notes to Financial Statements.

9  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Statement of Operations	For the Period December 31, 2014 (Commencement of Operations) to November 30, 2015

INVESTMENT INCOME:
Dividends	$73,719

Total Investment Income	73,719

EXPENSES:
Investment adviser fees	466,011

Total Expense	466,011

NET INVESTMENT LOSS	(392,292)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	11,016,697
Net change in unrealized depreciation on investments	(20,851,553)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(9,834,856)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,227,148)

See Notes to Financial Statements.

10  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Statement of Changes in Net Assets

For the Period
December 31, 2014
(Commencement of
Operations)
to November 30, 2015

OPERATIONS:
Net investment loss	$(392,292)
Net realized gain on investments	11,016,697
Net change in unrealized depreciation on investments	(20,851,553)

Net decrease in net assets resulting from operations	(10,227,148)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	233,745,688
Cost of shares redeemed	(52,694,765)

Net increase from capital share transactions	181,050,923

Net increase in net assets	170,823,775

NET ASSETS:
Beginning of period	–

End of period *	$170,823,775

*Including accumulated net investment loss of:	$(392,292)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	6,900,002
Shares redeemed	(1,600,002)

Shares outstanding, end of period	5,300,000

See Notes to Financial Statements.

11  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Financial Highlights	For a Share Outstanding Throughout the Period Presented

For the Period
December 31, 2014
(Commencement of
Operations)
to November 30, 2015

NET ASSET VALUE, BEGINNING OF PERIOD	$24.64

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.13)
Net realized and unrealized gain	7.72

Total from investment operations	7.59

Net increase in net asset value	7.59

NET ASSET VALUE, END OF PERIOD	$32.23

TOTAL RETURN(b)	30.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$170,824

Ratio of expenses to average net assets	0.50%(c)
Ratio of net investment loss to average net assets	(0.42)%(c)
Portfolio turnover rate(d)	25%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

12  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Notes to Financial Statements	November 30, 2015

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2015, the Trust consisted of twenty-one separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Medical Breakthroughs ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the Poliwogg Medical Breakthroughs IndexSM (the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The Fund commenced operations on December 31, 2014.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

13  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Notes to Financial Statements	November 30, 2015

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2015:

		Level 2 - Other
	Level 1 - Unadjusted	Significant Observable	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Inputs	Unobservable Inputs	Total

Common Stocks*	$170,698,052	$–	$–	$170,698,052
Rights	–	3,081	–	3,081
Short Term Investments	190,021	–	–	190,021

TOTAL	$170,888,073	$3,081	$–	$170,891,154

* For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the period ending November 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Other Risks

Equity Risk: A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

14  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Notes to Financial Statements	November 30, 2015

Small- and Mid- Capitalization Company Risk: Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Concentration Risk: The Fund seeks to track the Underlying Index, which itself currently is concentrated in the pharmaceuticals and biotechnology industries and may have concentration in certain other industries or sectors, as well as regions, economies or markets. Underperformance or increased risk in such other concentrated areas may result in underperformance or increased risk in the Fund.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions. Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

E. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

F. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments

ALPS Medical Breakthroughs ETF	$12,547,633	$–	$(12,547,633)

As of November 30, 2015, the components of distributable earnings on a tax basis for the Fund were as follows:

ALPS Medical Breakthroughs ETF

Accumulated net realized loss on investments	$(1,303,159)
Net unrealized depreciation on investments	(21,165,041)
Other accumulated losses	(306,581)

Total	$(22,774,781)

15  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Notes to Financial Statements	November 30, 2015

As of November 30, 2015, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Medical
Breakthroughs ETF

Gross appreciation (excess of value over tax cost)	$12,905,641
Gross depreciation (excess of tax cost over value)	(34,070,682)

Net unrealized appreciation (depreciation)	$(21,165,041)

Cost of investments for income tax purposes	$192,056,195

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the deferral of losses due to wash sales.

At November 30, 2015, the Fund’s post-enactment capital losses deferred to the next tax year were as follows:

Fund	Short-Term

ALPS Medical Breakthroughs ETF	$1,303,159

The Fund elects to defer to the period ending November 30, 2016, late year ordinary losses in the amount of $306,581.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Being that the Fund commenced operations on December 31, 2014, no tax returns have been filed as of the date of this report.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the licensing fees to the Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

16  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Notes to Financial Statements	November 30, 2015

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales

ALPS Medical Breakthroughs ETF	$25,541,032	$24,391,431

For the period ended November 30, 2015, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales

ALPS Medical Breakthroughs ETF	$233,711,169	$54,244,766

The ALPS Medical Breakthroughs ETF had in-kind net realized gain/(loss) of $12,702,256.

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

17  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Additional Information	November 30, 2015 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

LICENSING AGREEMENT

The Poliwogg Medical Breakthroughs IndexSM is a service mark of S-Network Global Indexes, Inc. and has been licensed for use by ALPS Advisors, Inc. The ALPS Medical Breakthroughs ETF is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. and S-Network Global Indexes, Inc. makes no representation regarding the advisability of investing in the ALPS Medical Breakthroughs ETF.

The ALPS Medical Breakthroughs ETF is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the ALPS Medical Breakthroughs ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Medical Breakthroughs ETF particularly or the ability of the Poliwogg Medical Breakthroughs IndexSM to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, LLC is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Poliwogg Medical Breakthroughs IndexSM. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the ALPS Medical Breakthroughs ETF or the timing of the issuance or sale of the ALPS Medical Breakthroughs ETF or in the determination or calculation of the equation by which the ALPS Medical Breakthroughs ETF is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the ALPS Medical Breakthroughs ETF.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE POLIWOGG MEDICAL BREAKTHROUGHS INDEXSM OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, LLC.

18  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Trustees & Officers	November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	46	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002- present; Board Member, Prosci, Inc. (private business services), 2013-present; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for- profit organization).

				24	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

19  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Trustees & Officers	November 30, 2015 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”), and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				34	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

20  |  November 30, 2015

ALPS Medical Breakthroughs ETF
Trustees & Officers	November 30, 2015 (Unaudited)

 OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS of Fund Services, Inc. Ms. Nelson joined AAI’s parent company, ALPS Holdings, Inc. in January 2003.

Ms. Nelson currently is also the Chief Compliance Officer of Principal Real Estate Income Fund, and as of December 2015, the Chief Compliance Officer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Clough Funds Trust and Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Abigail J. Murray, 1975	Secretary	Since June 2015

Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Murray is also the Secretary of The Caldwell & Orkin Funds, Inc., Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Funds Trust.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of the Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

21  |  November 30, 2015

November 30, 2015

annual REPORT

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)

ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)

ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

ALPS Sector Leaders ETF (NYSE ARCA: SLDR)

ALPS Sector Low Volatility ETF (NYSE ARCA: SLOW)

An ALPS Advisors Solution

ALPS
A DST Company

table of

www.alpsfunds.com

ALPS Sector Series

Disclosure of Fund Expenses	November 30, 2015 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2015.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account	Ending Account		Expenses Paid
	Value	Value	Expense	During Period
	6/1/15	11/30/15	Ratio(a)	6/1/15 - 11/30/15(b)
ALPS Sector Dividend Dogs ETF
Actual	$1,000.00	$963.80	0.40%	$1.97
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.40%	$2.03

ALPS International Sector Dividend Dogs ETF
Actual	$1,000.00	$907.60	0.50%	$2.39
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

ALPS Emerging Sector Dividend Dogs ETF
Actual	$1,000.00	$878.10	0.60%	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04

ALPS Sector Leaders ETF
Actual(c)	$1,000.00	$976.80	0.40%	$1.66
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.40%	$2.03

ALPS Sector Low Volatility ETF
Actual(c)	$1,000.00	$1,035.10	0.40%	$1.71
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.40%	$2.03

(a)	Annualized based on the Fund’s most recent half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

(c)

The ALPS Sector Leaders ETF’s and the ALPS Sector Low Volatility ETF’s inception date is July 1, 2015. Actual expenses on these Funds are equal to the Funds’ annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the Funds launched (153), divided by 365.

1  |  November 30, 2015

ALPS Sector Series
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Sector Leaders ETF and ALPS Sector Low Volatility ETF, five of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2015, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, ALPS Sector Leaders ETF and ALPS Sector Low Volatility ETF of the ALPS ETF Trust as of November 30, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 28, 2016

2  |  November 30, 2015

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The ALPS Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol SDOG. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index.

The Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500® (“SPX”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S&P 500® which offer the highest dividend yields.

Performance Overview

ALPS Sector Dividend Dogs ETF (SDOG), for the twelve month period ended November 30, 2015, generated a total return of -3.21%, in-line with the Fund’s Underlying Index, which returned -2.83%. The fund underperformed the S&P 500®, which returned 2.75% for the same period.

The trailing twelve month yield for the fund’s underlying constituents as of 11/30/2015 was 4.08% vs. 2.10% on the S&P 500®.

From a macro perspective, drivers influencing U.S. equities for the one year period ended 11/30/15 included the impact of speculation on a potential U.S. Fed rate hike, global concerns over slowing growth and weak manufacturing figures in China, falling oil prices, and improved consumer confidence in the U.S.

Compared to the S&P 500®, the Fund saw a moderate negative impact (-2.00%) from sector allocation for the period. This was largely driven by relative over-weights resulting from the equal sector weight strategy in Materials (9.84% vs. 3.06% in SPX) and Telecommunication Services (8.76% vs. 2.32% in SPX). The Fund’s relative underweight allocation to Financials (10.21% vs. 16.43% in SPX) helped buoy the fund’s performance. The fund also was negatively impacted by security selection, as the names in Energy and Consumer Discretionary underperformed. The fund’s underlying constituents, specifically Kraft Foods Group (KRFT) and Reynolds American (RAI) in Consumer Staples and Teco Energy (TE) in Utilities, helped support fund performance for the period.

The best performing stocks in the fund for the period were Kraft Foods Group (KRFT), which increased 48.75% and Reynolds American (RAI), which saw a gain of 45.70%. Teco Energy (TE), which rose 38.40%, and Cincinnati Financial Corp (CINF), which climbed 24.22%, were other top performers. The largest detractors were Freeport- Mcmoran (FCX), which decreased 68.58%, Ensco PLC (ESV), which fell 46.61%, and Seagate Technology (STX), which lost 43.12%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S&P 500® will provide meaningfully higher yield relative to the S&P 500®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2015)

	1 Year	3 Year	Since Inception^
ALPS Sector Dividend Dogs ETF – NAV	-3.21%	14.88%	15.49%
ALPS Sector Dividend Dogs ETF – Market Price*	-3.21%	14.85%	15.51%
S-Network® Sector Dividend Dogs TR Index	-2.83%	15.43%	16.03%
S&P 500® Total Return Index	2.75%	16.09%	15.61%

Total Expense Ratio (per the current prospectus) 0.40% .

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

3  |  November 30, 2015

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2015 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 29, 2012.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Sector Dividend Dogs Index is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields. The Index is a portfolio of fifty stocks derived from the S&P 500® Index. Total Return (TR) is obtained by reinvesting in the index the ordinary gross dividends declared by the index constituents.

The S&P 500® Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The ALPS Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the ETF.

4  |  November 30, 2015

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)

KLA-Tencor Corp.	2.55%
General Electric Co.	2.36%
The Dow Chemical Co.	2.34%
Paychex, Inc.	2.34%
PPL Corp.	2.26%
Cincinnati Financial Corp.	2.25%
LyondellBasell Industries NV, Class A	2.25%
ConocoPhillips	2.25%
Ensco Plc, Class A	2.17%
Mattel, Inc.	2.17%
Total % of Top 10 Holdings	22.94%

*	% of Total Investments.

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2015)

Information Technology	14.48%
Financials	10.70%
Industrials	10.70%
Consumer Staples	10.60%
Utilities	10.17%
Health Care	10.14%
Materials	9.90%
Energy	9.63%
Consumer Discretionary	9.38%
Telecommunication Services	3.85%
Money Market Fund	0.45%
Total	100.00%

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5  |  November 30, 2015

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The ALPS International Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol IDOG. The Fund generally will invest in all of the securities that comprise the index in proportion to their weightings in the index.

The Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Net International Developed Markets (ex-Americas) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S-Net Developed Markets which offer the highest dividend yields.

Performance Overview

ALPS International Sector Dividend Dogs ETF (IDOG), for the twelve month period ended November 30, 2015, generated a total return of -8.01%, in-line with the Fund’s Net Total Return Index, net of fees, which returned -7.35%. The fund underperformed the MSCI EAFE® Index (MXEA) which returned -2.94% for the same period.

The trailing twelve month yield for the fund’s constituents as of 11/30/2015 was 4.79% vs. 3.14% on the MSCI EAFE®.

From a macro perspective, drivers influencing developed market equities for the one year period ended 11/30/15 included the impact of speculation on a potential U.S. Fed rate hike, global concerns over slowing growth and weak manufacturing figures in China, falling oil prices, and the ECB’s accommodative monetary policy.

Compared to the MSCI EAFE®, the fund saw a slight negative impact (-0.58%) from sector allocation which was largely driven by the modest overweight resulting from the equal sector weight strategy in Energy (9.89% vs. 5.23% in MXEA) and Utilities (10.11% vs. 3.71% in MXEA). Positively affecting the Fund’s performance was a modest underweight in Financials relative to the MSCI EAFE (9.90% vs. 25.81%), as well as an overweight to Information Technology (9.89% vs. 4.72%). The fund also saw relative underperformance (-1.46%) attributed to security selection, with names in Consumer Discretionary and Telecommunication Services the primary detractors.

From a geographical perspective, performance was supported by security selection in Japan and Norway, as well as average relative underweights for the period in Switzerland and the Netherlands. The fund’s performance was adversely impacted by security selection in Hong Kong and Australia, in addition to average relative overweights to Australia and Chile. The fund saw the impact of a strong dollar, as currency effect hurt detracted 2.05% from the fund’s returns.

The best performing stocks for the period were Eisai Co Ltd. (4523 JP), which increased 84.91%, Cap Gemini (CAP FP), which rose 27.37%, and Prosiebensat.1 Media SE (PSM GR), which climbed 27.00%. The worst performing stocks were SJM Holdings Ltd. (880 HK), which decreased 49.39%, BHP Billiton Limited (BHP AU), which fell 36.21%, and Banco Santander SA (SAN SM), which lost 35.42%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Net Developed Markets (Ex NAS) Index will provide high yield relative to the MSCI EAFE®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2015)

	1 Year	Since Inception^
ALPS International Sector Dividend Dogs ETF – NAV	-7.76%	2.36%
ALPS International Sector Dividend Dogs ETF – Market Price*	-8.01%	2.29%
S-Network® International Sector Dividend Dogs TR Index	-6.86%	3.55%
S-Network® International Sector Dividend Dogs NTR Index	-7.35%	2.76%
MSCI EAFE Index	-2.94%	5.12%

Total Expense Ratio (per the current prospectus) 0.50% .

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

6  |  November 30, 2015

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2015 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 28, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® International Sector Dividend Dogs Index is designed to serve as a fair, impartial and transparent measure of the performance of international large cap equities with above average dividend yields. The Index is a portfolio of fifty stocks derived from the S-Net International Developed Markets Index (ex-Americas) Index. Total Return (TR) is obtained by reinvesting in the index the ordinary gross dividends declared by the index constituents. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The ALPS International Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the ETF.

7  |  November 30, 2015

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)

OMV AG	2.32%
Insurance Australia Group, Ltd.	2.29%
UPM-Kymmene OYJ	2.28%
BP Plc	2.24%
Westpac Banking Corp.	2.24%
Sandvik AB	2.22%
Gjensidige Forsikring ASA	2.22%
BAE Systems Plc	2.21%
British American Tobacco Plc	2.19%
Orange SA	2.19%
Total % of Top 10 Holdings	22.40%

*	% of Total Investments.

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2015)

Energy	10.71%
Financials	10.62%
Consumer Staples	10.40%
Industrials	10.22%
Utilities	9.96%
Information Technology	9.90%
Health Care	9.76%
Telecommunication Services	9.55%
Consumer Discretionary	9.28%
Materials	9.20%
Money Market Fund	0.40%
Total	100.00%

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8  |  November 30, 2015

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The ALPS Emerging Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol EDOG. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index.

The Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S-Network® Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

Performance Overview

ALPS Emerging Sector Dividend Dogs ETF (EDOG), for the one year period ended November 30, 2015, generated a total return of -18.80%, in-line with the Fund’s Net Total Return Index, net of fees, which returned -17.71%. The fund trailed the MSCI Emerging Markets Net TR Index®, which returned -16.99% for the same period.

The trailing twelve month yield for the fund’s constituents as of 11/30/2015 was 5.19% vs. 2.93% on the MSCI EM®.

From a macro perspective, drivers influencing emerging market equities for the one year period ended 11/30/15 included the impact of speculation on a potential U.S. Fed rate hike, concerns over slowing growth and weak manufacturing figures in China, and U.S. dollar strength over emerging market currencies. Emerging market equities were heavily influenced by weak prices for oil and other commodities, as the asset class has historically been sensitive to natural resource markets.

Compared to the MSCI EM®, the fund saw a modest positive impact (0.38%) from sector allocation which was largely driven by the moderate over-weight resulting from the equal sector weight strategy in Health Care (10.08% vs. 2.51% in MSCI EM) and a relative underweight to Financials over the one year period (10.22% vs. 28.99% in MSCI EM). Conversely, the fund’s performance was hurt by the underweight in Information Technology relative to the MSCI EM Index (10.09% vs. 18.29% respectively). The fund also saw strong relative outperformance (2.28%) due to security selection, as the names in Telecommunication Services and Financials propped up fund performance.

From a geographical perspective, the fund’s returns were bolstered by security selection in China and the Czech Republic, as well as relative overweights to Russia and Hungary. Fund performance for the period was negatively impacted by relative overweights to Thailand and Poland, as well as security selection in South Africa and Columbia. The fund saw the impact of a strong dollar, as currency effect hurt detracted 3.52% from the fund’s returns, the primary driver of the fund’s relative underperformance.

The best performing stocks for the period were O2 Czech Republic AS (TELEC CP), which increased 229.41%, Evergrande Real Estate Group (3333 HK), which returned 124.11%, and Sistema JSFC- Reg S Sponsored GDR (SSA LI), which rose 64.30%. The worst performing stocks were Ecorodovias Infra E Log SA (ECOR3 BZ), which lost 68.47%, Indo Tambangraya Megah TBK (ITMG IJ), which fell 64.85%; and Exxaro Resources Ltd. (EXX SJ), which decreased 62.60%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Net Emerging Markets Index will provide high yield relative to the MSCI Emerging Markets Index®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2015)

	1 Year	Since Inception^
ALPS Emerging Sector Dividend Dogs ETF – NAV	-18.66%	-6.95%
ALPS Emerging Sector Dividend Dogs ETF – Market Price*	-18.80%	-7.01%
S-Network® Emerging Sector Dividend Dogs TR Index	-17.28%	-5.48%
S-Network® Emerging Sector Dividend Dogs NTR Index	-17.71%	-6.04%
MSCI Emerging Markets Index	-16.99%	-7.83%

9  |  November 30, 2015

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2015 (Unaudited)

Total Expense Ratio (per the current prospectus) 0.60% .

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was March 28, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Emerging Sector Dividend Dogs Index is a portfolio of stocks derived from a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets Index” “SNEMX”). The index methodology selects the five stocks in each of the ten GICS sectors that make up the universe which offer the highest dividend yields as of the last trading day of November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted. The universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income (certain lower middle income countries are also included, as well as stocks traded on the Taiwan Stock Exchange despite non-recognition by the World Bank). The selection criteria for the universe, in addition to the aforementioned country qualifications, also include requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. Total Return (TR) is obtained by reinvesting in the index the ordinary gross dividends declared by the index constituents. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The ALPS Emerging Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the ETF.

10  |  November 30, 2015

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)

Felda Global Ventures Holdings Bhd	2.91%
Grupo Financiero Santander Mexico SAB de CV, Class B	2.69%
Evergrande Real Estate Group, Ltd.	2.68%
MegaFon PJSC, GDR	2.60%
Richter Gedeon Nyrt	2.59%
Tofas Turk Otomobil Fabrikasi AS	2.42%
AAC Technologies Holdings, Inc.	2.34%
Rosneft OAO, GDR	2.31%
Turk Traktor ve Ziraat Makineleri AS	2.30%
SONDA SA	2.24%
Total % of Top 10 Holdings	25.08%

*	% of Total Investments.

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2015)

Consumer Discretionary	10.90%
Telecommunication Services	10.66%
Financials	10.65%
Health Care	10.52%
Information Technology	10.48%
Industrials	10.42%
Utilities	9.53%
Energy	9.10%
Consumer Staples	9.07%
Materials	8.60%
Money Market Fund	0.07%
Total	100.00%

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11  |  November 30, 2015

ALPS Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2015

Security Description	Shares	Value

COMMON STOCKS (99.21%)
Consumer Discretionary (9.35%)
Coach, Inc.	676,272	$21,485,162
Darden Restaurants, Inc.	318,611	17,896,380
GameStop Corp., Class A	465,348	16,301,140
Mattel, Inc.	880,948	21,900,367
Staples, Inc.	1,433,043	17,296,829

Total Consumer Discretionary		94,879,878

Consumer Staples (10.56%)
Altria Group, Inc.	378,624	21,808,742
The Kraft Heinz Co.	269,945	19,892,247
Philip Morris International, Inc.	250,526	21,893,467
The Procter & Gamble Co.	291,018	21,779,787
Reynolds American, Inc.	471,890	21,824,913

Total Consumer Staples		107,199,156

Energy (9.60%)
ConocoPhillips	420,377	22,721,377
Diamond Offshore Drilling, Inc.	903,135	20,437,945
Ensco Plc, Class A	1,283,136	21,967,288
Kinder Morgan, Inc.	661,443	15,590,212
ONEOK, Inc.	565,739	16,677,986

Total Energy		97,394,808

Financials (10.67%)
BB&T Corp.	545,041	21,049,483
Cincinnati Financial Corp.	372,674	22,774,108
JPMorgan Chase & Co.	317,484	21,169,833
People’s United Financial, Inc.	1,285,326	21,529,211
Prudential Financial, Inc.	251,502	21,767,498

Total Financials		108,290,133

Health Care (10.10%)
Baxter International, Inc.	552,764	20,811,565
Eli Lilly & Co.	243,407	19,969,111
Johnson & Johnson	214,234	21,689,050
Merck & Co., Inc.	382,228	20,261,906
Pfizer, Inc.	603,882	19,789,213

Total Health Care		102,520,845

Industrials (10.66%)
Eaton Corp. Plc	356,496	20,733,807
General Electric Co.	798,026	23,892,899
Lockheed Martin Corp.	96,294	21,103,793
Pitney Bowes, Inc.	974,505	21,049,308
Waste Management, Inc.	398,235	21,413,096

Total Industrials		108,192,903

Information Technology (14.42%)
AT&T, Inc.	608,468	20,487,117
CA, Inc.	718,220	20,189,164
KLA-Tencor Corp.	387,842	25,779,858

Security Description	Shares	Value

Information Technology (continued)
Microchip Technology, Inc.	452,553	$21,849,259
Paychex, Inc.	435,599	23,631,246
Seagate Technology Plc	405,815	14,584,991
Verizon Communications, Inc.	435,400	19,788,930

Total Information Technology		146,310,565

Materials (9.88%)
The Dow Chemical Co.	454,815	23,709,506
Freeport-McMoRan, Inc.	1,741,986	14,249,446
International Paper Co.	476,983	19,952,199
LyondellBasell Industries NV, Class A	237,648	22,771,431
Nucor Corp.	471,565	19,546,369

Total Materials		100,228,951

Telecommunication Services (3.84%)
CenturyLink, Inc.	755,836	20,354,663
Frontier Communications Corp.	3,733,112	18,628,229

Total Telecommunication Services		38,982,892

Utilities (10.13%)
Consolidated Edison, Inc.	319,108	19,832,562
Dominion Resources, Inc.	293,848	19,796,540
PPL Corp.	671,003	22,840,942
The Southern Co.	466,131	20,761,475
TECO Energy, Inc.	745,732	19,627,666

Total Utilities		102,859,185

TOTAL COMMON STOCKS (Cost $1,046,391,591)		1,006,859,316

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.44%)
Morgan Stanley Institutional Liquidity Funds, Prime Portfolio	0.105%	4,497,980	4,497,980

TOTAL SHORT TERM INVESTMENTS (Cost $4,497,980)			4,497,980

TOTAL INVESTMENTS (99.65%) (Cost $1,050,889,571)			$1,011,357,296

NET OTHER ASSETS AND LIABILITIES (0.35%)			3,541,382

NET ASSETS (100.00%)			$1,014,898,678

12  |  November 30, 2015

ALPS Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2015

Common Abbreviations:

NV-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Plc- Public Limited Company.

See Notes to Financial Statements.

13  |  November 30, 2015

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2015

Security Description	Shares	Value

COMMON STOCKS (98.87%)
Australia (19.95%)
AGL Energy, Ltd.	234,493	$2,806,638
BHP Billiton, Ltd.	159,201	2,082,777
Fortescue Metals Group, Ltd.	1,859,373	2,635,610
Insurance Australia Group, Ltd.	770,372	3,086,518
National Australia Bank, Ltd.	125,041	2,657,728
Telstra Corp., Ltd.	680,090	2,636,269
Wesfarmers, Ltd.	96,289	2,652,444
Westpac Banking Corp.	129,635	3,014,129
Woodside Petroleum, Ltd.	132,851	2,892,904
Woolworths, Ltd.	152,604	2,612,298

Total Australia		27,077,315

Austria (2.31%)
OMV AG	109,671	3,130,305

Belgium (1.80%)
Proximus	74,126	2,448,606

Finland (2.27%)
UPM-Kymmene OYJ	161,143	3,076,519

France (9.90%)
Bouygues SA	69,617	2,620,723
Cap Gemini SA	30,239	2,789,787
Engie SA	154,357	2,689,286
Orange SA	170,936	2,954,655
Sanofi	26,770	2,386,590

Total France		13,441,041

Germany (2.06%)
ProSiebenSat.1 Media SE	53,281	2,797,813

Hong Kong (3.83%)
Li & Fung, Ltd.	4,175,813	2,875,990
SJM Holdings, Ltd.	3,170,548	2,326,760

Total Hong Kong		5,202,750

Italy (3.87%)
Atlantia SpA	99,164	2,619,292
Eni SpA	162,043	2,640,004

Total Italy		5,259,296

Japan (7.82%)
Canon, Inc.	88,663	2,676,456
Eisai Co., Ltd.	39,672	2,577,230
Ricoh Co., Ltd.	256,800	2,632,669

Security Description	Shares	Value

Japan (continued)
Takeda Pharmaceutical Co., Ltd.	56,089	$2,726,080

Total Japan		10,612,435

Norway (4.35%)
Gjensidige Forsikring ASA	185,368	2,992,576
Orkla ASA	358,906	2,915,669

Total Norway		5,908,245

Spain (9.60%)
Amadeus IT Holding SA, Class A	65,537	2,628,814
Banco Santander SA	468,680	2,559,109
Ferrovial SA	108,762	2,576,337
Repsol SA	211,146	2,754,000
Telefonica SA	204,078	2,517,347

Total Spain		13,035,607

Sweden (5.84%)
Sandvik AB	289,400	2,997,924
Telefonaktiebolaget LM Ericsson,
Class B	269,070	2,620,731
TeliaSonera AB	470,451	2,309,157

Total Sweden		7,927,812

United Kingdom (25.27%)
Antofagasta Plc	285,322	2,180,848
AstraZeneca Plc	40,418	2,740,834
BAE Systems Plc	383,656	2,984,465
BP Plc	519,699	3,015,426
British American Tobacco Plc	50,723	2,954,919
Centrica Plc	756,799	2,485,939
GlaxoSmithKline Plc	133,824	2,732,044
Imperial Tobacco Group Plc	53,490	2,890,541
Marks & Spencer Group Plc	343,171	2,597,173
National Grid Plc	203,791	2,841,557
Pearson Plc	152,420	1,896,165
Rio Tinto, Ltd.	72,557	2,409,046
SSE Plc	119,801	2,587,401

Total United Kingdom		34,316,358

TOTAL COMMON STOCKS (Cost $154,320,016)		134,234,102

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.39%)
Morgan Stanley Institutional Liquidity Funds, Prime Portfolio	0.105%	535,116	535,116

TOTAL SHORT TERM INVESTMENTS (Cost $535,116)			535,116

14  |  November 30, 2015

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2015

TOTAL INVESTMENTS (99.26%) (Cost $154,855,132)	$134,769,218

NET OTHER ASSETS AND LIABILITIES (0.74%)	1,009,240

NET ASSETS (100.00%)	$135,778,458

Common Abbreviations:

AB - Aktiebolag is the Swedish term for corporation.
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited b shares, i.e., owned by shareholders.
ASA - Allmennaksjeselskap is the Norwegian term for public limited company.
Ltd. - Limited.
OYJ - Osakeyhtio is the Finnish term for public limited company. Plc - Public Limited Company.
SA - Generally designated corporations in various countries, mostly those employing civil law.
SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
SpA - Societa per Azioni is an Italian shared company.

See Notes to Financial Statements.

15  |  November 30, 2015

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2015

Security Description	Shares	Value

COMMON STOCKS (99.94%)
Brazil (7.89%)
Cielo SA, Sponsored ADR	20,170	$180,723
CPFL Energia SA(a)	47,595	193,628
EcoRodovias Infraestrutura e Logistica SA	122,718	165,886
Natura Cosmeticos SA	36,115	197,704

Total Brazil		737,941

Chile (2.24%)
SONDA SA	124,575	209,743

China (11.43%)
AAC Technologies Holdings, Inc.	31,280	219,266
Agricultural Bank of China, Ltd., Class H	493,000	188,846
Evergrande Real Estate Group, Ltd.	317,582	250,266
Jiangsu Expressway Co., Ltd., Class H	158,472	205,207
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	93,348	204,913

Total China		1,068,498

Colombia (1.86%)
Ecopetrol SA, Sponsored ADR	20,716	173,807

Czech Republic (3.92%)
CEZ A.S.	8,719	158,441
O2 Czech Republic A.S.	20,679	208,091

Total Czech Republic		366,532

Hungary (2.59%)
Richter Gedeon Nyrt	12,723	241,712

India (1.95%)
Infosys, Ltd., Sponsored ADR	10,942	182,513

Indonesia (3.41%)
Indo Tambangraya Megah Tbk PT	301,361	147,032
Kalbe Farma Tbk PT	1,783,900	172,136

Total Indonesia		319,168

Malaysia (11.01%)
Berjaya Sports Toto Bhd	266,337	193,007
British American Tobacco Malaysia Bhd	13,027	176,769
Felda Global Ventures Holdings Bhd	655,800	272,225
YTL Corp. Bhd	530,500	196,573
YTL Power International Bhd	523,818	190,412

Total Malaysia		1,028,986

Security Description	Shares	Value

Mexico (7.01%)
Grupo Aeroportuario del Pacifico SAB de CV, Class B	22,228	$202,058
Grupo Financiero Santander Mexico SAB de CV, Class B	129,220	251,764
Kimberly-Clark de Mexico SAB de CV, Class A	85,265	201,510

Total Mexico		655,332

Poland (8.23%)
Bank Handlowy w Warszawie SA	8,403	149,260
KGHM Polska Miedz SA	8,483	151,773
PGE Polska Grupa Energetyczna SA	46,369	152,152
Powszechny Zaklad Ubezpieczen SA	16,220	154,933
Synthos SA	179,943	161,639

Total Poland		769,757

Russia (11.04%)
Gazprom PAO, Sponsored ADR	46,668	192,786
MegaFon PJSC, GDR(b)	16,016	242,642
Mobile Telesystems PJSC, Sponsored ADR	26,297	185,394
Rosneft OAO, GDR(b)	53,637	215,621
Sistema JSFC, GDR(b)	29,183	195,526

Total Russia		1,031,969

South Africa (8.39%)
Assore, Ltd.	30,194	138,375
Exxaro Resources, Ltd.	38,987	121,363
Life Healthcare Group Holdings, Ltd.	73,203	180,779
PPC, Ltd.	126,440	146,417
Truworths International, Ltd.	30,255	197,800

Total South Africa		784,734

Thailand (9.82%)
BEC World Pcl	210,670	193,976
BTS Group Holdings Pcl	702,220	187,115
Bumrungrad Hospital Pcl	29,800	183,756
Delta Electronics Thailand Pcl	79,624	188,841
Intouch Holdings Pcl(a)	89,182	164,230

Total Thailand		917,918

Turkey (9.15%)
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	74,247	208,730
Eregli Demir ve Celik Fabrikalari TAS	159,117	205,365
Tofas Turk Otomobil Fabrikasi AS	34,260	226,146
Turk Traktor ve Ziraat Makineleri AS	8,574	214,847

Total Turkey		855,088

TOTAL COMMON STOCKS (Cost $11,632,118)		9,343,698

16  |  November 30, 2015

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2015

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.07%)
Morgan Stanley Institutional Liquidity Funds, Prime Portfolio	0.105%	6,674	$6,674

TOTAL SHORT TERM INVESTMENTS (Cost $ 6,674)			6,674

TOTAL INVESTMENTS (100.01%) (Cost $ 11,638,792)			$9,350,372

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.01%)			(992)

NET ASSETS (100.00%)			$9,349,380

(a)	Non-income producing security.
(b)

These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. As of November 30, 2015, the aggregate market values of these securities were $653,789, representing 6.99% of the Fund’s net assets.

Common Abbreviations:

ADR -	American Depositary Receipt.
AS -	Andonim Sirketi is a joint stock company in Turkey.
A.S. -	Akciova Spolecnost is a joint stock company in the Czech Republic.
Bhd -	Berhad is a public limited company in Malaysia.
GDR -	Global Depositary Receipt.
JSFC -	Joint Stock Financial Corporation.
Ltd. -	Limited.
Nyrt -	Hungarian for Public Limited Company.
OAO -	Otkrytoe Aktsionernoe Obschestvo is the Russian Term for Open Joint Stock Company.
PAO -	Publichnoye Aktsionernoye Obschestvo is the Russian Term for Public Stock Company.
Pcl -	A rearrangement of the letters for public limited company, used in Thailand.
PJSC -	Private Joint Stock Company.
SA -	Generally designated corporations in various countries, mostly those employing civil law.
SAB	de CV - A variable capital company.

TAS - Turk Anonin Sirketi is the Turkish term for Joint Stock Company.

Tbk PT - Terbuka is the Indonesian term for limited liability company.

See Notes to Financial Statements.

17  |  November 30, 2015

ALPS Sector Dividend Dogs Series

Statements of Assets and Liabilities	November 30, 2015

		ALPS
	ALPS Sector	International	ALPS Emerging
	Dividend Dogs	Sector Dividend	Sector Dividend
	ETF	Dogs ETF	Dogs ETF

ASSETS:
Investments, at value	$1,011,357,296	$134,769,218	$9,350,372
Cash	5	–	–
Foreign currency, at value (Cost $–, $196,470 and $–)	–	195,651	–
Foreign tax reclaims	–	408,443	2,059
Dividends receivable	3,876,226	461,587	1,714

Total Assets	1,015,233,527	135,834,899	9,354,145

LIABILITIES:
Payable for investments purchased	–	275	–
Payable to adviser	334,849	56,166	4,765

Total Liabilities	334,849	56,441	4,765

NET ASSETS	$1,014,898,678	$135,778,458	$9,349,380

NET ASSETS CONSIST OF:
Paid-in capital	$1,070,897,973	$168,871,099	$11,889,066
Accumulated net investment income	714,281	–	134,699
Accumulated net realized loss on investments and foreign currency transactions	(17,181,301)	(12,940,516)	(385,820)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(39,532,275)	(20,152,125)	(2,288,565)

NET ASSETS	$1,014,898,678	$135,778,458	$9,349,380

INVESTMENTS, AT COST	$1,050,889,571	$154,855,132	$11,638,792

PRICING OF SHARES:
Net Assets	$1,014,898,678	$135,778,458	$9,349,380
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	28,009,141	5,600,000	450,000
Net Asset Value, offering and redemption price per share	$36.23	$24.25	$20.78

See Notes to Financial Statements.

18  |  November 30, 2015

ALPS Sector Dividend Dogs Series

Statements of Operations	For the Year Ended November 30, 2015

		ALPS
	ALPS Sector	International	ALPS Emerging
	Dividend Dogs	Sector Dividend	Sector Dividend
	ETF	Dogs ETF	Dogs ETF

INVESTMENT INCOME:
Dividends*	$41,603,457	$7,249,296	$657,136
Interest and other income	–	27	20

Total Investment Income	41,603,457	7,249,323	657,156

EXPENSES:
Investment adviser fees	4,563,136	797,496	66,328

Total Expense	4,563,136	797,496	66,328

NET INVESTMENT INCOME	37,040,321	6,451,827	590,828

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	70,582,949	(12,191,549)	(411,131)
Net realized loss on foreign currency transactions	–	(247,870)	(22,897)
Net change in unrealized depreciation on investments	(146,635,118)	(8,530,991)	(2,340,383)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	–	(29,635)	357

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(76,052,169)	(21,000,045)	(2,774,054)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(39,011,848)	$(14,548,218)	$(2,183,226)

*Net of foreign tax withholding.	$–	$501,681	$52,241

See Notes to Financial Statements.

19  |  November 30, 2015

ALPS Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014

OPERATIONS:
Net investment income	$37,040,321	$25,671,802
Net realized gain on investments	70,582,949	30,591,250
Net change in unrealized appreciation/(depreciation) on investments	(146,635,118)	65,547,456

Net increase/(decrease) in net assets resulting from operations	(39,011,848)	121,810,508

Net Equalization Credits	1,811,687	1,695,015

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(39,961,342)	(22,702,657)

Total distributions	(39,961,342)	(22,702,657)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	597,479,846	633,539,564
Dividends reinvested	148,008	177,537
Cost of shares redeemed	(528,228,637)	(172,629,123)
Net income equalization (Note 2)	(1,811,687)	(1,695,015)

Net Increase from Share Transactions	67,587,530	459,392,963

Net increase/(decrease) in net assets	(9,573,973)	560,195,829

NET ASSETS:
Beginning of period	1,024,472,651	464,276,822

End of period *	$1,014,898,678	$1,024,472,651

* Including accumulated net investment income of:	$714,281	$3,635,302

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	26,405,255	13,750,361
Shares sold	15,750,000	17,650,000
Shares reinvested	3,888	4,894
Shares redeemed	(14,150,002)	(5,000,000)

Shares outstanding, end of period	28,009,141	26,405,255

See Notes to Financial Statements.

20  |  November 30, 2015

ALPS International Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014

OPERATIONS:
Net investment income	$6,451,827	$5,144,079
Net realized gain/(loss) on investments and foreign currency transactions	(12,439,419)	1,822,190
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(8,560,626)	(14,445,513)

Net decrease in net assets resulting from operations	(14,548,218)	(7,479,244)

Net Equalization Credits	313,588	406,964

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,203,669)	(5,101,215)
From tax return of capital	(115,516)	(311,911)

Total distributions	(6,319,185)	(5,413,126)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	45,672,933	111,986,285
Cost of shares redeemed	(32,488,456)	(33,043,796)
Net income equalization (Note 2)	(313,588)	(406,964)

Net Increase from Share Transactions	12,906,215	78,535,525

Net increase/(decrease) in net assets	(7,682,926)	66,050,119

NET ASSETS:
Beginning of period	143,461,384	77,411,265

End of period *	$135,778,458	$143,461,384

* Including accumulated net investment loss of:	$–	$(288)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,250,002	2,650,002
Shares sold	1,650,000	3,750,000
Shares redeemed	(1,300,002)	(1,150,000)

Shares outstanding, end of period	5,600,000	5,250,002

See Notes to Financial Statements.

21  |  November 30, 2015

ALPS Emerging Sector Dividend Dogs ETF

Statements of Changes in Net Assets

		For the Period
	For the	March 28, 2014
	Year Ended	(Commencement) to
	November 30, 2015	November 30, 2014

OPERATIONS:
Net investment income	$590,828	$143,025
Net realized loss on investments and foreign currency transactions	(434,028)	(35,715)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(2,340,026)	51,461

Net increase/(decrease) in net assets resulting from operations	(2,183,226)	158,771

Net Equalization Credits	14,209	36,260

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(433,154)	(121,633)
From tax return of capital	–	(27,627)

Total distributions	(433,154)	(149,260)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,419,051	10,619,149
Cost of shares redeemed	(1,081,951)	–
Net income equalization (Note 2)	(14,209)	(36,260)

Net Increase from Share Transactions	1,322,891	10,582,889

Net increase/(decrease) in net assets	(1,279,280)	10,628,660

NET ASSETS:
Beginning of period	10,628,660	–

End of period *	$9,349,380	$10,628,660

* Including accumulated net investment income/(loss) of:	$134,699	$(78)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	400,002	–
Shares sold	100,000	400,002
Shares redeemed	(50,002)	–

Shares outstanding, end of period	450,000	400,002

See Notes to Financial Statements.

22  |  November 30, 2015

ALPS Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

				For the Period
				June 29, 2012
	For the Year	For the Year	For the Year	(Commencement)
	Ended	Ended	Ended	to
	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012

NET ASSET VALUE, BEGINNING OF PERIOD	$38.80	$33.76	$26.71	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	1.21	1.35	1.12	0.59
Net realized and unrealized gain/(loss)	(2.47)	4.94	7.14	1.41

Total from investment operations	(1.26)	6.29	8.26	2.00

DISTRIBUTIONS:
From net investment income	(1.31)	(1.25)	(1.21)	(0.29)

Total distributions	(1.31)	(1.25)	(1.21)	(0.29)

Net increase/(decrease) in net asset value	(2.57)	5.04	7.05	1.71

NET ASSET VALUE, END OF PERIOD	$36.23	$38.80	$33.76	$26.71

TOTAL RETURN(b)	(3.21)%	18.96%	31.66%	7.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,014,899	$1,024,473	$464,277	$62,768

Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%(c)
Ratio of net investment income to average net assets	3.25%	3.74%	3.58%	5.31%(c)
Portfolio turnover rate(d)	55%	12%	8%	0%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.06	$0.09	$0.13	$0.19

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

23  |  November 30, 2015

ALPS International Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

			For the Period
			June 28, 2013
	For the Year Ended	For the Year Ended	(Commencement) to
	November 30, 2015	November 30, 2014	November 30, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$27.33	$29.21	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.06	1.19	0.34
Net realized and unrealized gain/(loss)	(3.13)	(1.83)	4.08

Total from investment operations	(2.07)	(0.64)	4.42

DISTRIBUTIONS:
From net investment income	(0.99)	(1.17)	(0.21)
Tax return of capital	(0.02)	(0.07)	–

Total distributions	(1.01)	(1.24)	(0.21)

Net increase/(decrease) in net asset value	(3.08)	(1.88)	4.21

NET ASSET VALUE, END OF PERIOD	$24.25	$27.33	$29.21

TOTAL RETURN(b)	(7.76)%	(2.53)%	17.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$135,778	$143,461	$77,411

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	(c)
Ratio of net investment income to average net assets	4.05%	4.05%	2.87%	(c)
Portfolio turnover rate(d)	67%	19%	2%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.05	$0.09	$0.14

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

24  |  November 30, 2015

ALPS Emerging Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

		For the Period
		March 28, 2014
	For the Year Ended	(Commencement) to
	November 30, 2015	November 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$26.57	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.26	0.64
Net realized and unrealized gain/(loss)	(6.15)	1.59

Total from investment operations	(4.89)	2.23

DISTRIBUTIONS:
From net investment income	(0.90)	(0.54)
Tax return of capital	–	(0.12)

Total distributions	(0.90)	(0.66)

Net increase/(decrease) in net asset value	(5.79)	1.57

Net asset value, end of period	$20.78	$26.57

TOTAL RETURN(b)	(18.66)%	8.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,349	$10,629
Ratio of expenses to average net assets	0.60%	0.60%(c)
Ratio of net investment income to average net assets	5.34%	3.54%(c)
Portfolio turnover rate(d)	96%	19%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.03	$0.16

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

25  |  November 30, 2015

ALPS Sector Leaders ETF

Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The ALPS Sector Leaders ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Leaders Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol SLDR. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index.

The Index is a rules-based index intended to give investors a means of tracking the overall performance of the stocks in the S&P 500 that demonstrate key characteristics associated with growth and quality (“Sector Leaders”) on a sector-by-sector basis. “Sector Leaders” refers to the five stocks in each of nine Global Industry Classification Standard (“GICS”) sectors that make up the S&P 500 which offer the best growth potential. The GICS sectors included combine the telecommunications sector with the information technology sector and exclude investments in real estate investment trusts (“REITS”).

Performance Overview

ALPS Sector Leaders ETF (SLDR), for the five month period since the fund’s June 30, 2015 inception through November 30, 2015, generated a total return of -2.32%, in-line with the Fund’s Underlying Index, which returned -2.71%. The fund underperformed the S&P 500®, which returned 1.76% for the same period.

From a macro perspective, drivers influencing U.S. equities for the one year period ended November 30, 2015 included the impact of speculation on a potential U.S. Fed rate hike, global concerns over slowing growth and weak manufacturing figures in China, falling oil prices, and improved consumer confidence in the U.S.

Compared to the S&P 500®, the Fund saw a slightly negative impact (-0.73%) from sector allocation for the period. This was largely driven by underperformance related to the relative over-weights resulting from the equal sector weight strategy in Technology (10.71% vs. 22.68% in SPX) and a relative overweight to Materials (11.26% vs. 2.93% in SPX). The Fund’s relative underweight allocation to Health Care (11.39% vs. 15.04% in SPX) helped buoy the fund’s performance. The fund had a moderately negative impact from security selection, as the names in Consumer Discretionary and Technology underperformed.

The best performing stocks in the fund for the period were AGL Resources Inc. (GAS), which increased 36.57% and Marathon Petroleum Corp. (MPC), which saw a gain of 27.48%. Martin Marietta Materials (MLM), which rose 18.38%, and Dr. Pepper Snapple Group Inc. (DPS), which climbed 16.21%, were other top performers. The largest detractors were Fossil Group Inc. (FOSL), which decreased 45.07%, Biogen Inc. (BIIB), which fell 29.24%, and Whole Foods Market Inc. (WFM), which lost 25.71%.

Looking forward we believe the Fund’s strategy of annually selecting the five securities in each of the nine sectors (with Information Technology and Telecommunication Service combined) in the S&P 500® with the cleanest balance sheets and highest ROE will provide a quality growth portfolio relative to the S&P 500®, and potential for market participation in all economic cycles through equal sector weighting.

Performance (as of November 30, 2015)

Since Inception^
ALPS Sector Leaders ETF - NAV	-2.32%
ALPS Sector Leaders ETF - Market Price*	-2.32%
S-Network® Sector Leaders Index	-2.71%

Total Expense Ratio (per the current prospectus) 0.40%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

26  |  November 30, 2015

ALPS Sector Leaders ETF

Performance Overview	November 30, 2015 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was July 1, 2015. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The ALPS Sector Leaders ETF is new and has limited operating history.

S-Network® Sector Leaders Index: An index that selects the five stocks in each of the nine GICS sectors (information technology and telecommunications are combined) contained in the S&P 500® which statistically demonstrate key characteristics associated with growth and quality.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The ALPS Sector Leaders ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the ETF.

27  |  November 30, 2015

ALPS Sector Leaders ETF

Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)

Marathon Petroleum Corp.	2.60%
Pioneer Natural Resources Co.	2.60%
Helmerich & Payne, Inc.	2.52%
Dr Pepper Snapple Group, Inc.	2.51%
Edwards Lifesciences Corp.	2.50%
Monster Beverage Corp.	2.48%
The Travelers Cos, Inc.	2.46%
Avery Dennison Corp.	2.39%
Visa, Inc., Class A	2.38%
International Flavors & Fragrances, Inc.	2.38%
Total % of Top 10 Holdings	24.82%

Sector Allocation* (as of November 30, 2015)

Energy	12.25%
Consumer Staples	11.54%
Financials	11.51%
Materials	11.20%
Information Technology	11.06%
Industrials	10.96%
Utilities	10.89%
Health Care	10.86%
Consumer Discretionary	9.70%
Money Market Fund	0.03%
Total	100.00%

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

28  |  November 30, 2015

ALPS Sector Low Volatility ETF

Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The ALPS Sector Low Volatility ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Low Volatility Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol SLOW. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index.

The Index is a rules-based index intended to give investors a means of tracking the overall performance of the lowest volatility stocks (i.e. “SLOW Stocks”) in the S&P 500 on a sector-by-sector basis. “SLOW Stocks” refers to the five stocks in each of nine Global Industry Classification Standard (“GICS”) sectors that make up the S&P 500 which offer the lowest potential volatility as measured by their trailing twelve month volatility. The GICS sectors included combine the telecommunications sector with the information technology sector and exclude investments in real estate investment trusts (“REITS”).

Performance Overview

ALPS Sector Low Volatility ETF (SLOW), for the five month period since the fund’s June 30, 2015 inception through November 30, 2015, generated a total return of 3.51%, in-line with the Fund’s Underlying Index, which returned 2.52%. The fund outperformed the S&P 500®, which returned 1.76% for the same period.

The trailing twelve month volatility for the fund’s constituents as of November 30, 2015 was 20.2, meaningfully lower than that of the S&P 500, which was 25.1 at the end of the period.

From a macro perspective, drivers influencing U.S. equities for the one year period ended November 30, 2015 included the impact of speculation on a potential U.S. Fed rate hike, global concerns over slowing growth and weak manufacturing figures in China, falling oil prices, and improved consumer confidence in the U.S.

Compared to the S&P 500®, the Fund saw a slightly negative impact (-0.67%) from sector allocation for the period. This was largely driven by underperformance related to the relative over-weights resulting from the equal sector weight strategy in Technology (11.33% vs. 22.68% in SPX) and a relative overweight to Materials (10.89% vs. 2.93% in SPX). The Fund’s relative overweight allocation to Utilities (11.45% vs. 2.95% in SPX) helped buoy the fund’s performance. The fund had a moderately positive impact (+2.06%) from security selection, as the names in Materials and Financials outperformed.

The best performing stocks in the fund for the period were Airgas Inc. (ARG), which increased 31.21% and McDonald’s Corp. (MCD), which saw a gain of 21.20%. Paychex Inc. (PAYX), which rose 16.65%, and Waste Management Inc. (WM), which climbed 16.50%, were other top performers. The largest detractors were Kinder Morgan (KMI), which decreased 35.90%, Monsanto Co (MON), which fell 18.17%, and Spectra Energy Corp. (SE), which lost 15.59%.

Looking forward we believe the Fund’s strategy of quarterly selecting the five securities in each of the nine sectors (with Information Technology and Telecommunication Service combined) in the S&P 500® with the lowest volatility has the potential to produce a portfolio with meaningfully lower volatility relative to the S&P 500®. The fund can also provide diversified exposure and potential for market participation in all economic cycles through its equal sector weighting approach.

Performance (as of November 30, 2015)

Since Inception^
ALPS Sector Low Volatility ETF - NAV	3.51%
ALPS Sector Low Volatility ETF - Market Price*	3.59%
S-Network® Sector Low Volatility Index	2.52%

Total Expense Ratio (per the current prospectus) 0.40%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

29  |  November 30, 2015

ALPS Sector Low Volatility ETF

Performance Overview	November 30, 2015 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was July 1, 2015. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The ALPS Sector Low Volatility ETF is new and has limited operating history.

S-Network® Sector Low Volatility Index: An index that selects the five stocks in each of the nine GICS sectors (information technology and telecommunications are combined) contained in the S&P 500® with the lowest annualized trailing tweleve month daily price volatility.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The ALPS Sector Low Volatility ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the ETF.

30  |  November 30, 2015

ALPS Sector Low Volatility ETF
Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)

Airgas, Inc.	3.04%
Chevron Corp.	2.50%
Paychex, Inc.	2.46%
McDonald’s Corp.	2.43%
Henry Schein, Inc.	2.40%
The Travelers Cos, Inc.	2.39%
ACE Ltd.	2.37%
Occidental Petroleum Corp.	2.35%
Avery Dennison Corp.	2.33%
Exxon Mobil Corp.	2.33%
Total % of Top 10 Holdings	24.60%

Sector Allocation* (as of November 30, 2015)

Materials	12.09%
Information Technology	11.27%
Consumer Staples	11.20%
Financials	11.15%
Consumer Discretionary	11.04%
Energy	10.81%
Industrials	10.75%
Health Care	10.70%
Utilities	10.66%
Money Market Fund	0.33%
Total	100.00%

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

31  |  November 30, 2015

ALPS Sector Leaders ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

COMMON STOCKS (99.81%)
Consumer Discretionary (9.68%)
Chipotle Mexican Grill, Inc.(a)	35	$20,284
Fossil Group, Inc.(a)	444	17,081
O’Reilly Automotive, Inc.(a)	105	27,706
The Priceline Group, Inc.(a)	20	24,977
Starbucks Corp.	461	28,301

Total Consumer Discretionary		118,349

Consumer Staples (11.52%)
Brown-Forman Corp., Class B	271	27,788
Dr Pepper Snapple Group, Inc.	341	30,605
The Estee Lauder Company, Inc., Class A	341	28,685
Monster Beverage Corp.(a)	196	30,304
Whole Foods Market, Inc.	806	23,495

Total Consumer Staples		140,877

Energy (12.23%)
EOG Resources, Inc.	337	28,116
Helmerich & Payne, Inc.	528	30,756
Marathon Petroleum Corp.	544	31,775
Pioneer Natural Resources Co.	219	31,700
Schlumberger Ltd.	353	27,234

Total Energy		149,581

Financials (11.48%)
Affiliated Managers Group, Inc.(a)	147	26,053
Lincoln National Corp.	521	28,650
Principal Financial Group, Inc.	540	27,789
T. Rowe Price Group, Inc.	367	27,947
The Travelers Cos., Inc.	262	30,017

Total Financials		140,456

Health Care (10.83%)
Alexion Pharmaceuticals, Inc.(a)	151	26,945
Biogen, Inc.(a)	83	23,809
Cigna Corp.	186	25,106
Edwards Lifesciences Corp.(a)	187	30,481
Regeneron Pharmaceuticals, Inc.(a)	48	26,136

Total Health Care		132,477

Industrials (10.95%)
Fastenal Co.	674	27,351
Robert Half International, Inc.	506	25,897
Snap-On, Inc.	164	28,234
Union Pacific Corp.	302	25,353
United Technologies Corp.	281	26,990

Total Industrials		133,825

Information Technology (11.06%)
Apple, Inc.	227	26,854

Security Description		Shares	Value

Information Technology (11.06%) (continued)
Cognizant Technology Solutions Corp., Class A(a)		415	$26,801
Skyworks Solutions, Inc.		295	24,491
Visa, Inc., Class A		368	29,076
Yahoo!, Inc.(a)		829	28,028

Total Information Technology			135,250

Materials (11.19%)
Avery Dennison Corp.		443	29,220
Ecolab, Inc.		237	28,241
International Flavors & Fragrances, Inc.		242	29,042
The Sherwin-Williams Co.		101	27,883
WestRock Co.		444	22,480

Total Materials			136,866

Utilities (10.87%)
AGL Resources, Inc.		427	26,717
DTE Energy Co.		343	27,608
Eversource Energy		565	28,787
Exelon Corp.		878	23,978
Public Service Enterprise Group, Inc.		663	25,923

Total Utilities			133,013

TOTAL COMMON STOCKS (Cost $1,241,503)			1,220,694

7 Day Yield		Shares	Value

SHORT TERM INVESTMENTS (0.03%)
Morgan Stanley Institutional Liquidity Funds, Prime Portfolio	0.105%	369	369

TOTAL SHORT TERM INVESTMENTS (Cost $369)			369

TOTAL INVESTMENTS (99.84%) (Cost $1,241,872)			$1,221,063

NET OTHER ASSETS AND LIABILITIES (0.16%)			1,977

NET ASSETS (100.00%)			$1,223,040

(a)	Non-income producing security.

Common Abbreviations:

Ltd. – Limited.

See Notes to Financial Statements.

32  |  November 30, 2015

ALPS Sector Low Volatility ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

COMMON STOCKS (99.40%)
Consumer Discretionary (11.01%)
Autozone, Inc.(a)	36	$28,216
Genuine Parts Co.	320	29,002
McDonald’s Corp.	274	31,280
Omnicom Group, Inc.	395	29,198
VF Corp.	376	24,327

Total Consumer Discretionary		142,023

Consumer Staples (11.16%)
The Coca-Cola Co.	701	29,877
General Mills, Inc.	473	27,320
McCormick & Co., Inc.	330	28,354
PepsiCo, Inc.	291	29,146
The Procter & Gamble Co.	390	29,188

Total Consumer Staples		143,885

Energy (10.78%)
Chevron Corp.	352	32,145
Exxon Mobil Corp.	367	29,969
Kinder Morgan, Inc.	888	20,930
Occidental Petroleum Corp.	399	30,160
Spectra Energy Corp.	980	25,676

Total Energy		138,880

Financials (11.11%)
ACE Ltd.	265	30,435
Berkshire Hathaway, Inc., Class B(a)	203	27,220
Marsh & McLennan Cos., Inc.	494	27,318
The Travelers Cos., Inc.	268	30,705
XL Group PLC	722	27,566

Total Financials		143,244

Health Care (10.68%)
AmerisourceBergen Corp.	256	25,252
DaVita HealthCare Partners, Inc.(a)	356	26,002
Henry Schein, Inc.(a)	197	30,827
Johnson & Johnson	287	29,056
Pfizer, Inc.	810	26,543

Total Health Care		137,680

Industrials (10.72%)
Lockheed Martin Corp.	129	28,272
Republic Services, Inc.	660	28,994
Rockwell Collins, Inc.	316	29,287
Stericycle, Inc.(a)	190	22,937
Waste Management, Inc.	534	28,713

Total Industrials		138,203

Information Technology (11.24%)
AT&T, Inc.	817	27,508
Automatic Data Processing, Inc.	341	29,415
Fiserv, Inc.(a)	310	29,834

Security Description		Shares	Value

Information Technology (11.24%) (continued)
Paychex, Inc.		584	$31,682
Verizon Communications, Inc.		584	26,543

Total Information Technology			144,982

Materials (12.07%)
Airgas, Inc.		283	39,111
Avery Dennison Corp.		455	30,012
Ecolab, Inc.		243	28,956
Praxair, Inc.		255	28,764
The Sherwin-Williams Co.		104	28,711

Total Materials			155,554

Utilities (10.63%)
Consolidated Edison, Inc.		428	26,600
Dominion Resources, Inc.		394	26,544
NextEra Energy, Inc.		278	27,761
Pinnacle West Capital Corp.		447	28,322
The Southern Co.		625	27,837

Total Utilities			137,064

TOTAL COMMON STOCKS (Cost $1,247,985)			1,281,515

7 Day Yield		Shares	Value

SHORT TERM INVESTMENTS (0.33%)
Morgan Stanley Institutional Liquidity Funds, Prime Portfolio	0.105%	4,258	4,258

TOTAL SHORT TERM INVESTMENTS (Cost $4,258)			4,258

TOTAL INVESTMENTS (99.73%) (Cost $1,252,243)			$1,285,773

NET OTHER ASSETS AND LIABILITIES (0.27%)			3,511

NET ASSETS (100.00%)			$1,289,284

(a)	Non-income producing security.

Common Abbreviations:

Ltd. - Limited.

PLC - Public Limited Company.

See Notes to Financial Statements.

33  |  November 30, 2015

ALPS Sector ETF Series
Statements of Assets and Liabilities	November 30, 2015

		ALPS Sector
	ALPS Sector	Low Volatility
	Leaders ETF	ETF

ASSETS:
Investments, at value	$1,221,063	$1,285,773
Dividends receivable	2,379	3,932

Total Assets	1,223,442	1,289,705

LIABILITIES:
Payable to adviser	402	421

Total Liabilities	402	421

NET ASSETS	$1,223,040	$1,289,284

NET ASSETS CONSIST OF:
Paid-in capital	$1,289,241	$1,262,242
Accumulated net investment income	1,098	6,188
Accumulated net realized loss on investments	(46,490)	(12,676)
Net unrealized appreciation/(depreciation) on investments	(20,809)	33,530

NET ASSETS	$1,223,040	$1,289,284

INVESTMENTS, AT COST	$1,241,872	$1,252,243

PRICING OF SHARES:
Net Assets	$1,223,040	$1,289,284
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	50,002	50,002
Net Asset Value, offering and redemption price per share	$24.46	$25.78

See Notes to Financial Statements.

34  |  November 30, 2015

ALPS Sector ETF Series
Statements of Operations	For the Period Ended November 30, 2015

		ALPS Sector
	ALPS Sector	Low Volatility
	Leaders ETF(a)	ETF(a)

INVESTMENT INCOME:
Dividends	$10,792	$22,559

Total Investment Income	10,792	22,559

EXPENSES:
Investment adviser fees	3,342	3,447

Total Expense	3,342	3,447

NET INVESTMENT INCOME	7,450	19,112

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(82,929)	(20,037)
Net change in unrealized appreciation/(depreciation) on investments	(20,809)	33,530

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(103,738)	13,493

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(96,288)	$32,605

(a)	The ALPS Sector Leaders ETF and ALPS Sector Low Volatility ETF commenced operations on July 1, 2015.

See Notes to Financial Statements.

35  |  November 30, 2015

ALPS Sector Leaders ETF
Statement of Changes in Net Assets

For the Period
July 1, 2015
(Commencement) to
November 30, 2015

OPERATIONS:
Net investment income	$7,450
Net realized loss on investments	(82,929)
Net change in unrealized depreciation on investments	(20,809)

Net Decrease in net assets resulting from operations	(96,288)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,352)

Total distributions	(6,352)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of Shares	2,510,643
Cost of shares redeemed	(1,184,963)

Net Increase from Share Transactions	1,325,680

Net Increase in Net Assets	1,223,040

NET ASSETS:
Beginning of period	–

End of period *	$1,223,040

* Including accumulated net investment income of:	$1,098

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	100,002
Shares redeemed	(50,000)

Shares outstanding, end of period	50,002

See Notes to Financial Statements.

36  |  November 30, 2015

ALPS Sector Low Volatility ETF
Statement of Changes in Net Assets

For the Period
July 1, 2015
(Commencement) to
November 30, 2015
OPERATIONS:
Net investment income	$19,112
Net realized loss on investments	(20,037)
Net change in unrealized appreciation on investments	33,530
Net Increase in net assets resulting from operations	32,605

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,924)
Total distributions	(12,924)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of Shares	2,503,881
Cost of shares redeemed	(1,234,278)
Net Increase from Share Transactions	1,269,603
Net Increase in Net Assets	1,289,284

NET ASSETS:
Beginning of period	–
End of period *	$1,289,284

* Including accumulated net investment income of:	$6,188

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	100,002
Shares redeemed	(50,000)
Shares outstanding, end of period	50,002

See Notes to Financial Statements.

37  |  November 30, 2015

ALPS Sector Leaders ETF
Financial Highlights	For a Share Outstanding Throughout the Period Presented

	For the Period
	July 1, 2015
	(Commencement) to
	November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$25.11

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.09
Net realized and unrealized loss	(0.68)
Total from investment operations	(0.59)

DISTRIBUTIONS:
From net investment income	(0.06)
Total distributions	(0.06)

Net (decrease) in net asset value	(0.65)
NET ASSET VALUE, END OF PERIOD	$24.46

TOTAL RETURN(b)	(2.32)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,223

Ratio of expenses to average net assets	0.40%	(c)
Ratio of net investment income to average net assets	0.89%	(c)
Portfolio turnover rate(d)	30%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

38  |  November 30, 2015

ALPS Sector Low Volatility ETF
Financial Highlights	For a Share Outstanding Throughout the Period Presented

	For the Period
	July 1, 2015
	(Commencement) to
	November 30, 2015

NET ASSET VALUE, BEGINNING OF PERIOD	$25.04

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.23
Net realized and unrealized gain	0.64

Total from investment operations	0.87

DISTRIBUTIONS:
From net investment income	(0.13)

Total distributions	(0.13)

Net increase in net asset value	0.74

NET ASSET VALUE, END OF PERIOD	$25.78

TOTAL RETURN(b)	3.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,289

Ratio of expenses to average net assets	0.40%	(c)
Ratio of net investment income to average net assets	2.22%	(c)
Portfolio turnover rate(d)	33%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

39  |  November 30, 2015

ALPS Sector Series
Notes to Financial Statements	November 30, 2015

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2015, the Trust consists of twenty-one separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, the ALPS Sector Leaders ETF, and the ALPS Sector Low Volatility ETF (each a “Fund” and collectively, the “Funds”). Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act. The ALPS Sector Leaders ETF and the ALPS Sector Low Volatility ETF commenced operations on July 1, 2015.

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index. The investment objective of the ALPS Sector Leaders ETF is to seek investment results that correspond generally to, before fees and expenses, the performance of the S-Network® Sector Leaders Index. The investment objective of the ALPS Sector Low Volatility ETF is to seek investment results that correspond generally to, before fees and expenses, the performance of the S-Network® Sector Low Volatility Index.

Each Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Exchange LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sales price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to

40  |  November 30, 2015

ALPS Sector Series
Notes to Financial Statements	November 30, 2015

provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments at November 30, 2015:

ALPS Sector Dividend Dogs ETF

		Level 2 - Other	Level 3 - Significant
	Level 1 - Unadjusted	Significant	Unobservable
Investments in Securities at Value*	Quoted Prices	Observable Inputs	Inputs	Total
Common Stocks	$1,006,859,316	$–	$–	$1,006,859,316
Short Term Investments	4,497,980	–	–	4,497,980
TOTAL	$1,011,357,296	$–	$–	$1,011,357,296

41  |  November 30, 2015

ALPS Sector Series
Notes to Financial Statements	November 30, 2015

ALPS International Sector Dividend Dogs ETF

	Level 1 -	Level 2 - Other	Level 3 - Significant
	Unadjusted Quoted	Significant	Unobservable
Investments in Securities at Value*	Prices	Observable Inputs	Inputs	Total
Common Stocks	$134,234,102	$–	$–	$134,234,102
Short Term Investments	535,116	–	–	535,116
TOTAL	$134,769,218	$–	$–	$134,769,218

ALPS Emerging Sector Dividend Dogs ETF

	Level 1 -	Level 2 - Other	Level 3 - Significant
	Unadjusted Quoted	Significant	Unobservable
Investments in Securities at Value*	Prices	Observable Inputs	Inputs	Total
Common Stocks	$9,343,698	$–	$–	$9,343,698
Short Term Investments	6,674	–	–	6,674
TOTAL	$9,350,372	$–	$–	$9,350,372

ALPS Sector Leaders ETF

	Level 1 -	Level 2 - Other	Level 3 - Significant
	Unadjusted Quoted	Significant	Unobservable
Investments in Securities at Value*	Prices	Observable Inputs	Inputs	Total
Common Stocks	$1,220,694	$–	$–	$1,220,694
Short Term Investments	369	–	–	369
TOTAL	$1,221,063	$–	$–	$1,221,063

ALPS Sector Low Volatility ETF

	Level 1 -	Level 2 - Other	Level 3 - Significant
	Unadjusted Quoted	Significant	Unobservable
Investments in Securities at Value*	Prices	Observable Inputs	Inputs	Total
Common Stocks	$1,281,515	$–	$–	$1,281,515
Short Term Investments	4,258	–	–	4,258
TOTAL	$1,285,773	$–	$–	$1,285,773

*	For a detailed sector/country breakdown, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year or period ended November 30, 2015, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Securities

The ALPS International Sector Dividend Dogs ETF and the ALPS Emerging Sector Dividend Dogs ETF may directly purchase securities of foreign issuers. Investments in non- U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund’s securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities

42  |  November 30, 2015

ALPS Sector Series
Notes to Financial Statements	November 30, 2015

denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund’s ability to track their Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including any amortization of premiums and accretion of discounts.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Equalization

The ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF and the ALPS Emerging Sector Dividend Dogs ETF utilize the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statement of Changes in Net Assets.

H. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year or period ended November 30, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

		Accumulated Net	Accumulated Net Realized
Fund	Paid-in Capital	Investment Loss	Gain/(Loss) on Investments
ALPS Sector Dividend Dogs ETF	$80,938,953	$–	$(80,938,953)
ALPS International Sector Dividend Dogs ETF	(135,467)	(247,870)	383,337
ALPS Emerging Sector Dividend Dogs ETF	(39,556)	(22,897)	62,453
ALPS Sector Leaders ETF	(36,439)	–	36,439
ALPS Sector Low Volatility ETF	(7,361)	–	7,361

The tax character of the distributions paid during the years or periods ended November 30, 2015 and November 30, 2014 was as follows:

	Ordinary Income	Return of Capital
November 30, 2015
ALPS Sector Dividend Dogs ETF	$39,961,342	$–
ALPS International Sector Dividend Dogs ETF	6,203,669	115,516
ALPS Emerging Sector Dividend Dogs ETF	433,154	–
ALPS Sector Leaders ETF	6,352	–
ALPS Sector Low Volatility ETF	12,924	–
November 30, 2014
ALPS Sector Dividend Dogs ETF	22,702,657	–
ALPS International Sector Dividend Dogs ETF	5,101,215	311,911
ALPS Emerging Sector Dividend Dogs ETF	121,633	27,627

43  |  November 30, 2015

ALPS Sector Series
Notes to Financial Statements	November 30, 2015

At November 30, 2015, capital losses deferred to the next tax year were as follows:

	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$5,118,833	$1,849,067
ALPS International Sector Dividend Dogs ETF	10,191,620	2,294,109
ALPS Emerging Sector Dividend Dogs ETF	125,102	70,778
ALPS Sector Leaders ETF	46,490	–
ALPS Sector Low Volatility ETF	12,281	–

As of the year ended November 30, 2015, the ALPS Sector Dividend Dogs ETF utilized capital loss carryovers of $1,826,323.

As of November 30, 2015, the components of distributable earnings on a tax basis for the Funds were as follows:

			Net unrealized
		Accumulated net	appreciation/
	Undistributed net	realized loss on	(depreciation) on
	investment income	investments	investments	Total
ALPS Sector Dividend Dogs ETF	$714,281	$(6,967,900)	$(49,745,676)	$(55,999,295)
ALPS International Sector Dividend Dogs ETF	–	(12,485,729)	(20,606,912)	(33,092,641)
ALPS Emerging Sector Dividend Dogs ETF	134,699	(195,880)	(2,478,505)	(2,539,686)
ALPS Sector Leaders ETF	1,098	(46,490)	(20,809)	(66,201)
ALPS Sector Low Volatility ETF	6,188	(12,281)	33,135	27,042

As of November 30, 2015, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Sector Dividend Dogs ETF	$74,285,246	$(124,030,922)	$–	$(49,745,676)	$1,061,102,972
ALPS International Sector Dividend Dogs ETF	5,441,141	(25,981,842)	(66,211)	(20,606,912)	155,309,919
ALPS Emerging Sector Dividend Dogs ETF	720,847	(3,199,207)	(145)	(2,478,505)	11,828,732
ALPS Sector Leaders ETF	62,559	(83,368)	–	(20,809)	1,241,872
ALPS Sector Low Volatility ETF	72,163	(39,028)	–	33,135	1,252,638

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

I. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year or period ended November 30, 2015, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. Being that the ALPS Sector Leaders ETF and the ALPS Sector Low Volatility ETF commenced operations on July 1, 2015, no tax returns have been filed as of the date of this report.

44  |  November 30, 2015

ALPS Sector Series
Notes to Financial Statements	November 30, 2015

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Funds’ investment adviser pursuant to advisory agreements with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides, payable on a monthly basis as a percentage of each Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS Sector Leaders ETF	0.40%
ALPS Sector Low Volatility ETF	0.40%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year or period ended November 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$641,107,590	$613,006,363
ALPS International Sector Dividend Dogs ETF	105,172,638	105,905,233
ALPS Emerging Sector Dividend Dogs ETF	10,992,476	10,462,567
ALPS Sector Leaders ETF	3,112,463	602,297
ALPS Sector Low Volatility ETF	3,185,477	682,884

For the year or period ended November 30, 2015, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$593,519,507	$547,763,976
ALPS International Sector Dividend Dogs ETF	45,367,266	32,447,722
ALPS Emerging Sector Dividend Dogs ETF	1,908,195	877,506
ALPS Sector Leaders ETF	–	1,185,311
ALPS Sector Low Volatility ETF	–	1,234,571

For the year or period ended November 30, 2015, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/Loss
ALPS Sector Dividend Dogs ETF	$81,842,818
ALPS International Sector Dividend Dogs ETF	158,367
ALPS Emerging Sector Dividend Dogs ETF	17,633
ALPS Sector Leaders ETF	(36,439)
ALPS Sector Low Volatility ETF	(6,380)

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

45  |  November 30, 2015

ALPS Sector Series
Notes to Financial Statements	November 30, 2015

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

46  |  November 30, 2015

ALPS Sector Series
Additional Information	November 30, 2015 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION (UNAUDITED)

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

		Dividend Received
	Qualified Dividend Income	Deduction

ALPS International Sector Dividend Dogs ETF	99.03%	0.00%
ALPS Sector Dividend Dogs ETF	100.00%	98.21%
ALPS Emerging Sector Dividend Dog ETF	70.84%	0.00%

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2014 via Form 1099. The Funds will notify shareholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Fund designated the following:

	Foreign Taxes Paid	Foreign Source Income

ALPS Emerging Sector Dividend Dog ET	$47,075	$669,120
ALPS International Sector Dividend Dogs ET	$429,022	$7,012,171

LICENSING AGREEMENTS

ALPS Sector Leaders ETF and ALPS Sector Low Volatility ETF

The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or each Fund is the licensing of certain service marks and trade names of the Index Provider and of each Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the Funds or the owners of each Fund into consideration in determining, composing or calculating each Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which each Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of each Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, EACH FUND, OWNERS OF EACH FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

47  |  November 30, 2015

ALPS Sector Series
Additional Information	November 30, 2015 (Unaudited)

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S-Network® Global Indexes, Inc. in connection with the S-Network® Sector Leaders Index (Ticker: SLDRX) and the S-Network®Sector Low Volatility Index (Ticker: SLOWX).

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, and ALPS Emerging Sector Dividend Dogs ETF

The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or each Fund is the licensing of certain service marks and trade names of the Index Provider and of each Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the Funds or the owners of each Fund into consideration in determining, composing or calculating each Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which each Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of each Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, EACH FUND, OWNERS OF EACH FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

48  |  November 30, 2015

ALPS Sector Series
Additional Information	November 30, 2015 (Unaudited)

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S-Network® Global Indexes, Inc. in connection with the S-Network® Sector Dividend Dogs Index (Ticker: SDOGX), the S-Network® Emerging Sector Dividend Dogs Index (Ticker: EDOGX), and the S-Network® International Sector Dividend Dogs Index (Ticker: IDOGX).

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

49  |  November 30, 2015

ALPS Sector Series
Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2015 (Unaudited)

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, and ALPS Emerging Sector Dividend Dogs ETF

At an in-person meeting held on June 8, 2015, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to each of the following funds, ALPS Sector Dividend Dogs ETF (“SDOG”), ALPS International Sector Dividend Dogs ETF (“IDOG”), and ALPS Emerging Sector Dividend Dogs ETF (“EDOG”) (each a “Fund” and collectively “the Funds”). The Independent Trustees also met separately to consider the Advisory Agreements.

In evaluating the Investment Advisory Agreements with respect to the Funds, the Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to the Fund; (iv) the extent which economies of scale would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreements, the Trustees considered and reviewed information concerning the services to be provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of the Funds.

The Trustees reviewed information on the performance of each Fund and its applicable benchmark. The Trustees also evaluated the correlation and tracking error between the underlying index and its corresponding Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fees for each Fund were unitary fees pursuant to which the Adviser assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Trustees noted that the advisory fee rate for each of the Funds is higher than the median of its Strategic Insight expense group. For EDOG, the advisory fee rate was slightly above the median of its Strategic Insight expense group. The Funds’ respective expense ratios, however, are (i) in the case of IDOG, at the median of its Strategic Insight expense group, (ii) in the case of SDOG and EDOG, slightly above the median.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to the Adviser because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to each Fund the information provided by the Adviser about the costs and profitability of the Adviser with respect to each of the Funds. The Trustees reviewed and noted the relatively small sizes of the Funds (other than SDOG) and concluded that the Adviser was not realizing any economies of scale other than SDOG. With respect to SDOG, the Trustees considered the growth in assets and that the Fund may be achieving some economies of scale. They also noted that SDOG is still a relatively new product, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew each Investment Advisory Agreement, the Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

50  |  November 30, 2015

ALPS Sector Series
Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2015 (Unaudited)

ALPS Sector Leaders ETF and ALPS Sector Low Volatility ETF

At an in-person meeting held on June 8, 2015, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the ALPS Sector Leaders ETF and the ALPS Sector Low Volatility ETF (the “New Series”). The Independent Trustees also met separately to consider the Advisory Agreement.

The Trustees discussed the Advisory Agreement with respect to each New Series. In evaluating the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services expected to be provided by the Adviser with respect to each New Series under the Advisory Agreement; (ii) the advisory fees and other expenses proposed to be paid by each New Series compared to those of similar funds managed by other investment advisers; (iii) the expected profitability to the Investment Adviser of its proposed advisory relationship with each New Series and reasonableness of compensation to the Adviser; (iv) the extent to which economies of scale would be realized if and as each New Series’ assets increase and whether the fee level in the New Series Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement, the Trustees considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for each New Series, financial information regarding the Adviser, its parent company, information describing the Adviser’s current organizations and the background and experience of the persons who would be responsible for the day-to-day management of the New Series, the anticipated financial support of the New Series, and the nature and quality of services provided to other ETFS, open-end and closed-end funds by the Adviser. Based upon their review, the Trustees concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to each New Series are expected to be satisfactory.

For each New Series, with respect to the costs of services to be provided and profits to be realized by the Adviser, the Trustees considered the resources involved in managing the New Series as well as the fact that the Adviser agreed to pay all of the New Series’ expenses (except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the New Series’ business) out of the unitary advisory fee. Based on its review, the Trustees concluded that the expected profitability of each New Series to the Adviser was not unreasonable.

The Trustees also reviewed comparative fee and expense data provided by Strategic Insight regarding each New Series. With respect to each New Series, the Trustees noted the proposed advisory fee for services to be provided to the New Series by the Adviser was 0.40% of the New Series’ average daily net assets. The Trustees also considered that the advisory fee was a unitary one and that, as set forth above, the Adviser had agreed to pay all of the New Series’ expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the New Series’ business) out of the unitary fee. The Trustees considered that, taking into account the impact of the New Series’ unitary advisory fee, ALPS Sector Leaders ETF’s expense ratio was equal to the median of its Strategic Insight expense group and ALPS Sector Low Volatility ETF’s expense ratio was below the median of its Strategic Insight expense group. Based on the foregoing and the other information available to them, the Trustees concluded that the advisory fees for each New Series were reasonable under the circumstances and in light of the quality of services provided.

The Trustees also considered other benefits that may be realized by the Adviser from its relationships with the New Series and concluded that the advisory fees were reasonable taking into account such benefits.

The Trustees considered the extent to which economies of scale would be realized as a New Series grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of New Series investors. Because each New Series is newly organized, the Trustees reviewed each New Series’ proposed unitary advisory fee and anticipated expenses and determined to review economies of scale in the future when each New Series had attracted assets.

In voting to approve the Advisory Agreement for each New Series, the Trustees, concluded that the terms of each Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

51  |  November 30, 2015

ALPS Sector Series
Trustees & Officers	November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	46	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund);and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002- present; Board Member, Prosci, Inc. (private business services), 2013-present; Board Member, Citywide Banks (Colorado community bank) 2014–present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for- profit organization).

				24	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

52  |  November 30, 2015

ALPS Sector Series
Trustees & Officers	November 30, 2015 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”), and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				34	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

53  |  November 30, 2015

ALPS Sector Series
Trustees & Officers	November 30, 2015 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS of Fund Services, Inc. Ms. Nelson joined AAI’s parent company, ALPS Holdings, Inc. in January 2003.

Ms. Nelson currently is also the Chief Compliance Officer of Principal Real Estate Income Fund, and as of December 2015, the Chief Compliance Officer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Clough Funds Trust and Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Abigail J. Murray, 1975	Secretary	Since June 2015

Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Murray is also the Secretary of The Caldwell & Orkin Funds, Inc., Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Funds Trust.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of the Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

54  |  November 30, 2015

Intentionally Left Blank

November 30, 2015

annual
REPORT
GRI

Cohen & Steers Global Realty Majors ETF (NYSE ARCA: GRI)

An ALPS Advisors Solution

ALPS
A DST Company

table of

www.alpsfunds.com

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The Cohen & Steers Global Realty Majors ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index (the “Underlying Index”). The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and Global Depositary Receipts (“GDRs”)) that comprise the Underlying Index. The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “GRI”.

The Underlying Index consists of the largest and most liquid securities within the global real estate universe that Cohen & Steers Capital Management, Inc. (“Cohen & Steers” or the “Index Provider”) believes are likely to lead the global securitization of real estate. The Underlying Index is free float and modified market-capitalization weighted, with a limit of 4.0% on any security’s weighting. Underlying Index constituents must have a free float adjusted market capitalization of $750 million or greater for initial inclusion in the Underlying Index. Cohen & Steers considers country weights relative to each country’s GDP share representing the real estate securities universe and share of the private market for real estate, with up to 10% being allocated to securities of emerging markets. The Underlying Index is rebalanced quarterly.

Performance Overview

For the year ended November 30, 2015, the Fund’s market price decreased -0.11% and the Fund’s net asset value (NAV) decreased -0.38%.

Global real estate stocks had an overall modestly positive total return for the 12-month period ended November 30, 2015. However, the group encountered turmoil in the middle of the period, along with stocks broadly, as investors reacted to anticipated rate hikes in the U.S., signs of decelerating economies, including slowing growth in China, and falling commodity prices. Uncertainty about China’s growth path had a disproportionate impact on Asia Pacific real estate markets, which underperformed the U.S. and Europe.

In the U.S. (3.1% total return), REITs outperformed the broader U.S. market, aided by continued strength in real estate fundamentals. Throughout the year, REITs generally exceeded or met the market’s high earnings expectations, and many raised their guidance. Meanwhile, acquisition activity continued to confirm high property valuation levels, also helping REIT shares to recover from their mid-year lows.

Returns varied widely by property type. Self storage REITs, which have a strong domestic focus, were a positive standout. Demand for self storage has continued to outstrip very limited new supply, driving strong same-store sales growth for these companies. Apartment owners also fared well, overcoming concerns about rising supply as household formation continued to support demand. Hotels were the poorest-performing sector. The group struggled amid moderating economic growth in the U.S. and abroad, with a strong dollar also dampening demand due to slowing tourism.

Health care property REITs also underperformed. As health care companies have generally transitioned toward more economically sensitive business models over the past few years—no longer pure net-lease plays—their growth prospects have faced increased scrutiny. Office landlords had a flat return; some investors were concerned that property values in cities such as New York could be adversely affected by less investment demand from non-U.S. sources.

Europe Broadly Advanced

European real estate securities had sizable returns for the year in local currencies, overcoming periodic market turmoil. The group was lifted early on by improving economic data and the European Central Bank’s (ECB) decision to launch quantitative easing (QE). Other central banks, within Europe and elsewhere, announced new easing measures of their own. Following a difficult August, when China worries spiked to rattle stocks around the world, European markets regained their footing as the ECB reiterated its desire to lift regional economic growth and inflation, suggesting yet more QE.

France (18.0%) and the Netherlands (11.5%) mostly held on to gains generated early in the period. With weak economies, these countries’ real estate companies stand to benefit from increases in occupancies and rents from relatively low bases as their recoveries take hold longer term.

Germany (30.9%) also saw generally improving economic data. The market saw takeover activity in the apartment sector, where fundamentals have benefited from healthy employment and rent growth. Residential landlord Deutsche Wohnen, which is being targeted for acquisition by its larger competitor, Vonovia, had a sizable gain.

The U.K. (14.0%), while not a direct beneficiary of the ECB’s actions, continued to exhibit healthy economic growth that drove rents and capital values higher, with London office companies experiencing the strongest growth in decades. Mid-cap companies generally were the best performers, including self storage landlords Big Yellow and Safestore Holdings and student housing company Unite.

China Worries Weighed on Hong Kong

Hong Kong (–11.9%) performed poorly amid concerns about slower growth, rate hikes in the U.S., and currency depreciation in China. However, fundamentals in the office sector were generally healthy, reflected in a vacancy rate that fell to 2.8%, its lowest level since 2011. Office landlord Hongkong Land Holdings was one of the market’s few positive performers for the year.

1  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2015 (Unaudited)

Hong Kong retail companies were hindered as tourist spending lost some momentum, with the slowdown most apparent among mainland Chinese visitors. Residential prices rose in the first half of the year, but dropped in late 2015 on concerns related to a weakening economy and rising interest rates. China property stocks performed better than their Hong Kong peers, reflecting the Chinese government’s support of the housing market.

Performance in Singapore (–7.9%) likewise reflected vulnerability to slowing growth in China as well as other regional emerging markets with which Singapore trades. Weakness in regional currencies, including Singapore’s dollar, was another concern. Among landlords, office and hospitality-exposed names struggled as fundamentals continued to soften in Singapore.

Although Australia (15.0%) also has meaningful economic ties to China, its real estate stocks fared much better than export-oriented companies such as miners. The market was initially aided by interest-rate cuts by the country’s central bank, which brought rates down to a record low of 2.0% in May, and then maintained a soft easing bias through the rest of the year.

In Japan (–2.0%) a mix of economic data pointed to slower growth, while consumer inflation turned negative, largely due to lower energy prices. Developers struggled in this environment, despite vacancy in Tokyo’s office market falling to its lowest level in seven years. J-REITs held up relatively well, aided by lower Japanese sovereign yields and their defensive nature in a period of elevated risk.

Performance (as of November 30, 2015)

	1 Year	3 Year	5 Year	Since Inception^
Cohen & Steers Global Realty Majors ETF - NAV	-0.38%	6.52%	8.59%	1.92%
Cohen & Steers Global Realty Majors ETF - Market Price*	-0.11%	6.56%	8.52%	1.93%
Cohen & Steers Global Realty Majors Index	0.28%	7.30%	9.40%	2.74%
FTSE EPRA/ NAREIT Developed Real Estate Index	-0.42%	7.59%	9.09%	2.80%
S&P 500® Total Return Index	2.75%	16.09%	14.40%	7.78%

Total Expense Ratio (per the current Prospectus) 0.55%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.513.5856.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	Fund Inception May 7, 2008.

*	Market Price is based on the midpoint of the bid/ask spread at 4p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Cohen & Steers Global Realty Majors® Index: A free-float adjusted, modified market capitalization-weighted index of global real estate equities. The modified market capitalization weighting approach and qualitative screening process emphasize those companies that, in the opinion of the Cohen & Steers investment committee, are leading the securitization of real estate globally.

FTSE EPRA/NAREIT Developed Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities.

S&P 500® Total Return Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Cohen & Steers Global Realty Majors ETF is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Cohen & Steers Global Realty Majors ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Cohen & Steers.

2  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)

Public Storage	4.20%
Simon Property Group, Inc.	3.79%
Mitsubishi Estate Co., Ltd.	3.69%
Equity Residential	3.68%
Unibail-Rodamco SE	3.19%
Mitsui Fudosan Co., Ltd.	3.15%
AvalonBay Communities, Inc.	3.06%
ProLogis, Inc.	2.84%
Health Care REIT, Inc.	2.83%
Sun Hung Kai Properties, Ltd.	2.46%
Total % of Top 10 Holdings	32.89%

*	% of Total Investments.

Future holdings are subject to change.

Country Allocation* (as of November 30, 2015)

United States	52.61%
Japan	11.21%
Hong Kong	9.07%
Australia	7.43%
United Kingdom	6.94%
France	4.83%
Germany	3.32%
Singapore	2.42%
Canada	0.95%
Switzerland	0.42%
Sweden	0.31%
Netherlands	0.29%
Brazil	0.20%
Total	100.00%

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Disclosure of Fund Expenses	November 30, 2015 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2015.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expense Ratio(a)	Expenses Paid During Period 6/1/15 - 11/30/15(b)
Cohen & Steers Global Realty Majors ETF
Actual	$1,000.00	$975.90	0.55%	$2.72
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Realty Majors ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets statements for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Majors ETF of the ALPS ETF Trust as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 28, 2016

5  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Schedule of Investments	November 30, 2015

Security Description	Shares	Value

COMMON STOCKS (99.63%)
Australia (7.41%)
Dexus Property Group	120,913	$671,572
Goodman Group	196,010	867,538
The GPT Group	223,519	746,818
Mirvac Group	462,542	623,862
Scentre Group, Ltd.	668,903	1,935,003
Stockland	293,926	850,270
Westfield Corp.	240,105	1,666,982

Total Australia		7,362,045

Brazil (0.20%)
BR Malls Participacoes SA	59,600	197,486

Canada (0.95%)
Boardwalk Real Estate Investment Trust	4,947	175,624
RioCan Real Estate Investment Trust	40,078	766,778

Total Canada		942,402

France (4.82%)
Gecina SA	4,494	542,712
Klepierre	23,847	1,082,400
Unibail-Rodamco SE	12,306	3,160,762

Total France		4,785,874

Germany (3.32%)
alstria office REIT-AG	13,000	171,895
Deutsche EuroShop AG	5,685	241,190
Deutsche Wohnen AG	42,179	1,160,675
Vonovia SE	55,660	1,725,120

Total Germany		3,298,880

Hong Kong (9.04%)
China Overseas Land & Investment, Ltd.	545,000	1,806,486
Hang Lung Properties, Ltd.	267,000	625,363
Hongkong Land Holdings, Ltd.	148,200	1,035,918
Link REIT	288,164	1,752,372
Sun Hung Kai Properties, Ltd.	198,000	2,433,678
Swire Properties, Ltd.	132,200	383,636
The Wharf Holdings, Ltd.	164,700	945,276

Total Hong Kong		8,982,729

Japan (11.19%)
Japan Real Estate Investment Corp.	164	780,698
Japan Retail Fund Investment Corp.	305	583,489
Mitsubishi Estate Co., Ltd.	174,000	3,660,219
Mitsui Fudosan Co., Ltd.	124,000	3,126,694
Nippon Building Fund, Inc.	178	840,114
Nomura Real Estate Holdings, Inc.	15,400	301,620
Sumitomo Realty & Development Co., Ltd.	60,000	1,823,883

Total Japan		11,116,717

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Cohen & Steers Global Realty Majors ETF

Schedule of Investments	November 30, 2015

Security Description	Shares	Value

Netherlands (0.29%)
Wereldhave N.V.	5,083	$284,258

Singapore (2.43%)
Ascendas Real Estate Investment Trust	257,066	435,566
CapitaLand Mall Trust	326,047	440,339
CapitaLand, Ltd.	315,700	675,916
City Developments, Ltd.	60,000	312,219
Global Logistic Properties, Ltd.	392,300	547,893

Total Singapore		2,411,933

Sweden (0.31%)
Castellum AB	21,642	304,464

Switzerland (0.42%)
PSP Swiss Property AG	5,009	415,530

United Kingdom (6.93%)
The British Land Co. PLC	128,512	1,614,224
Derwent London PLC	13,977	793,614
Great Portland Estates PLC	43,573	575,206
Hammerson PLC	98,909	909,443
Intu Properties PLC	103,439	503,980
Land Securities Group PLC	100,594	1,865,024
Segro PLC	92,874	617,140

Total United Kingdom		6,878,631

United States (52.32%)
Alexandria Real Estate Equities, Inc.	9,156	843,176
American Campus Communities, Inc.	14,255	575,902
AvalonBay Communities, Inc.	16,656	3,027,894
Boston Properties, Inc.	19,251	2,406,182
Digital Realty Trust, Inc.	18,391	1,326,175
Douglas Emmett, Inc.	17,411	539,393
Equinix, Inc.	7,400	2,194,100
Equity Residential	45,743	3,651,206
Essex Property Trust, Inc.	8,271	1,908,864
Extra Space Storage, Inc.	15,450	1,293,937
Federal Realty Investment Trust	8,715	1,276,922
General Growth Properties, Inc.	73,445	1,870,644
HCP, Inc.	58,107	2,064,542
Health Care REIT, Inc.	44,319	2,800,518
Highwoods Properties, Inc.	11,884	517,667
Host Hotels & Resorts, Inc.	94,343	1,566,094
Kilroy Realty Corp.	11,572	772,200
Kimco Realty Corp.	51,833	1,352,323
The Macerich Co.	16,869	1,318,312
ProLogis, Inc.	65,813	2,813,506
Public Storage	17,331	4,160,480
Realty Income Corp.	31,403	1,558,217
Regency Centers Corp.	11,791	794,478
Simon Property Group, Inc.	20,158	3,754,226
SL Green Realty Corp.	12,463	1,471,631
UDR, Inc.	32,772	1,209,614

7  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Schedule of Investments	November 30, 2015

Security Description		Shares	Value

United States (52.32%) (continued)
Ventas, Inc.		41,753	$2,227,105
Vornado Realty Trust		22,252	2,153,103
Weingarten Realty Investors		14,453	505,277

Total United States			51,953,688

TOTAL COMMON STOCKS (Cost $87,117,844)			98,934,637

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.19%)
Morgan Stanley Institutional Liquidity Funds, Prime Portfolio	0.105%	189,249	189,249

TOTAL SHORT TERM INVESTMENTS (Cost $ 189,249)			189,249

TOTAL INVESTMENTS (99.82%) (Cost $ 87,307,093)			$99,123,886

NET OTHER ASSETS AND LIABILITIES (0.18%)			174,244

NET ASSETS (100.00%)			$99,298,130

Common Abbreviations:

AB -	Aktiebolag is the Swedish equivalent of the term corporation.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Ltd. -	Limited.
N.V. -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC -	Public Limited Co.
REIT -	Real Estate Investment Trust.
SA -	Generally designated corporations in various countries, mostly those employing the civil law.
SE -	SE Regulation is a European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

See Notes to Financial Statements.

8  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Statement of Assets and Liabilities	November 30, 2015

ASSETS:
Investments, at value	$99,123,886
Foreign tax reclaims	33,851
Dividends receivable	185,387

Total Assets	99,343,124

LIABILITIES:
Payable to adviser	44,994

Total Liabilities	44,994

NET ASSETS	$99,298,130

NET ASSETS CONSIST OF:
Paid-in capital	$94,367,715
Accumulated net investment loss	(1,907,379)
Accumulated net realized loss on investments and foreign currency transactions	(4,974,821)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,812,615

NET ASSETS	$99,298,130

INVESTMENTS, AT COST	$87,307,093

PRICING OF SHARES
Net Assets	$99,298,130
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,350,000
Net Asset Value, offering and redemption price per share	$42.25

See Notes to Financial Statements.

9  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Statement of Operations	For the Year Ended November 30, 2015

INVESTMENT INCOME:
Dividends(a)	$3,808,645

Total Investment Income	3,808,645

EXPENSES:
Investment adviser fees	552,997

Total Expenses	552,997

NET INVESTMENT INCOME	3,255,648

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(812,118)
Net realized gain on foreign currency transactions	95,156
Net change in unrealized depreciation on investments	(3,397,499)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,459

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,113,002)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(857,354)

(a)	Net of foreign tax withholding $136,192.

See Notes to Financial Statements.

10  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	November 30,	November 30,
	2015	2014

OPERATIONS:
Net investment income	$3,255,648	$2,242,990
Net realized gain/(loss) on investments and foreign currency transactions	(716,962)	6,253,313
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(3,396,040)	5,320,437

Net increase/(decrease) in net assets resulting from operations	(857,354)	13,816,740

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,785,555)	(2,519,676)

Total distributions	(3,785,555)	(2,519,676)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	9,186,084	–
Cost of shares redeemed	(2,197,905)	(22,480,811)

Net increase/(decrease) from share transactions	6,988,179	(22,480,811)

Net increase/(decrease) in net assets	2,345,270	(11,183,747)

NET ASSETS:
Beginning of year	96,952,860	108,136,607

End of year *	$99,298,130	$96,952,860

*Including accumulated net investment loss of:	$(1,907,379)	$(1,550,915)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,200,000	2,750,000
Shares sold	200,000	–
Shares redeemed	(50,000)	(550,000)

Shares outstanding, end of year	2,350,000	2,200,000

See Notes to Financial Statements.

11  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

					For the
					Period
	For the Year	For the Year	For the Year	For the Year	January 1,	For the Year
	Ended	Ended	Ended	Ended	2011 to	Ended
	November	November	November	November	November	December
	30, 2015	30, 2014	30, 2013	30, 2012	30, 2011(a)	31, 2010

NET ASSET VALUE, BEGINNING OF PERIOD	$44.07	$39.32	$39.59	$32.53	$35.52	$31.35

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.41	0.92	0.94	0.91	0.97	1.43
Net realized and unrealized gain/(loss)	(1.57)	4.85	1.25	6.97	(2.87)	4.68

Total from investment operations	(0.16)	5.77	2.19	7.88	(1.90)	6.11

DISTRIBUTIONS:
From net investment income	(1.66)	(1.02)	(2.27)	(0.82)	(1.09)	(1.94)
From tax return of capital	–	–	(0.19)	–	–	–

Total distributions	(1.66)	(1.02)	(2.46)	(0.82)	(1.09)	(1.94)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.82)	4.75	(0.27)	7.06	(2.99)	4.17

NET ASSET VALUE, END OF PERIOD	$42.25	$44.07	$39.32	$39.59	$32.53	$35.52

TOTAL RETURN(c)	(0.38)%	14.90%	5.60%	24.50%	(5.53)%	19.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$99,298	$96,953	$108,137	$71,258	$50,418	$42,626

Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%(d)	0.55%
Ratio of net investment income to average net assets	3.24%	2.21%	2.31%	2.47%	3.02%(d)	4.33%
Portfolio turnover rate(e)	7%	11%	10%	4%	15%	14%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Based on average shares outstanding during the period.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices.Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

12  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2015

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2015, the Trust consists of twenty-one separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Cohen & Steers Global Realty Majors ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index. The investment advisor uses a “passive“ or indexing approach to try to achieve the Fund’s investment objective. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value“ due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

13  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2015

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments at November 30, 2015:

		Level 2- Other
	Level 1- Unadjusted	Significant Observable	Level 3- Significant
Investments in Securities at Value*	Quoted Prices	Inputs	Unobservable Inputs	Total
Common Stocks	$98,934,637	$–	$–	$98,934,637
Short Term Investments	189,249	–	–	189,249

TOTAL	$99,123,886	$–	$–	$99,123,886

*	For a detailed geographical breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

14  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2015

D. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

			Accumulated Net
		Accumulated Net	Realized Loss on
Fund	Paid-in Capital	Investment Loss	Investments
Cohen & Steers Global Realty Majors ETF	$599,790	$173,443	$(773,233)

The tax character of the distributions paid were as follows:

			Ordinary Income
November 30, 2015
Cohen & Steers Global Realty Majors ETF			$3,785,555
November 30, 2014
Cohen & Steers Global Realty Majors ETF			$2,519,676

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

At November 30, 2015, the Fund had available for tax purposes unused pre-enactment capital loss carryforwards as follows:

Fund	Expiring in 2016	Expiring in 2017	Expiring in 2018
Cohen & Steers Global Realty Majors ETF	$176,692	$809,982	$187,815

Capital loss carryovers used during the period ended November 30, 2015, were $131,989.

At November 30, 2015, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

Fund		Short-Term	Long-Term
Cohen & Steers Global Realty Majors ETF		$1,014,479	$1,860,188

15  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2015

As of November 30, 2015, the components of distributable earnings on a tax basis for the Fund were as follows:

		Accumulated net	Net unrealized
	Accumulated net	realized loss on	appreciation on
Fund	investment loss	investments	investments	Total
Cohen & Steers Global Realty Majors ETF	71,122	$(4,049,156)	$8,908,449	$4,930,415

As of November 30, 2015, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross Appreciation (excess of value over tax cost)	$15,127,584
Gross Depreciation (excess of tax cost over value)	(6,214,957)
Net Depreciation on Foreign Currency Transactions	(4,178)

Net unrealized appreciation (depreciation)	8,908,449

Cost of investments for income tax purposes	$90,211,259

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the deferral of losses due to wash sales.

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

16  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2015

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Purchases	Sales
$ 7,010,003	$7,188,539
For the year ended November 30, 2015, the cost of in-kind purchases and proceeds from in-kind sales were as follows:
Purchases	Sales
$ 9,127,349	$2,181,375

The Cohen and Steers Global Realty Majors ETF had in-kind net realized gain/(loss) of $648,696.

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

17  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Additional Information	November 30, 2015 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	Qualified Dividend Income	Dividend Received Deduction
Cohen and Steers Global Realty Majors ETF	20.94%	0.00%

In early 2015, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

LICENSING AGREEMENT

Cohen & Steers is the Index Provider for the Cohen & Steers Global Realty Majors ETF. Cohen & Steers is not affiliated with the Trust, the Adviser or the Distributor. ALPS, an affiliate of the Adviser, and the Trust have entered into a license agreement with Cohen & Steers to use the Index.

THE FUND IS NOT SPONSORED, MANAGED OR ADVISED BY COHEN & STEERS CAPTIAL MANAGEMENT, INC. (“C&S”). C&S MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX TO TRACK PERFORMANCE OF A MARKET OR SECTOR. C&S’S ONLY RELATIONSHIP TO ALPS IS IN RELATION TO THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF C&S AND OF ONE OR MORE C&S INDEXES, INCLUDING THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY C&S WITHOUT REGARD TO ALPS OR THE FUND. C&S HAS NO OBLIGATION TO TAKE THE NEEDS OF ALPS, THE FUND OR THE FUND SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX. C&S IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE TIMING OF THE ISSUANCE OR SALE OF FUND SHARES OR IN THE DETERMINATION OR CALCULATION OF THE VALUATION OF THE FUND’S ASSETS. C&S HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR PORTFOLIO MANAGEMENT OF THE FUND. C&S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN AND C&S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. C&S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS, THE FUND, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN. C&S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF USE WITH RESPECT TO THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL C&S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Advisor does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Advisor shall have no liability for any errors, omissions or interruptions therein. The Advisor makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Advisor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

18  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF
Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2015 (Unaudited)

At an in-person meeting held on June 8, 2015, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons“ of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Cohen & Steers Global Realty Majors ETF (“GRI”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to GRI, the Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to GRI under the Investment Advisory Agreement; (ii) the advisory fees and other expenses to be paid by GRI compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to GRI by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to GRI; (iv) the extent which economies of scale would be realized if and as the assets of GRI grow and whether fees reflect the economies of scale for the benefit of shareholders and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services to be provided under the Investment Advisory Agreement, the investment parameters of the index of GRI, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of GRI.

The Trustees reviewed information on the performance of GRI and its benchmark. The Trustees also evaluated the correlation and tracking error between the underlying index and its corresponding Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to GRI under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for GRI was a unitary fee pursuant to which the Adviser assumes all expenses of the GRI (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the advisory fee rate for GRI is slightly higher than the median of its Strategic Insight expense group. The Trustees noted, however, that GRI’s expense ratio is at the median of its Strategic Insight expense group.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for GRI was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to the Adviser because of its relationship with GRI and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to GRI the information provided by the Adviser about the costs and profitability of the Adviser with respect to GRI. The Trustees reviewed and noted the relatively small sizes of GRI and concluded that the Adviser was not realizing any economies of scale.The Independent Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Advisory Agreement, the Trustees concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

19  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	46	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002- present; Board Member, Prosci, Inc. (private business services), 2013-present; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for profit organization).

				24	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust.Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

20  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF
Trustees & Officers	November 30, 2015 (Unaudited)

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter Joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”), and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				34	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust.Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

21  |  November 30, 2015

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2015 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2009

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS of Fund Services, Inc.

Ms. Nelson joined AAI’s parent company, ALPS Holdings, Inc. in January 2003. Ms. Nelson currently is also the Chief Compliance Officer of Principal Real Estate Income Fund, and as of December 2015, the Chief Compliance Officer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Clough Funds Trust and Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Abigail J. Murray, 1975	Secretary	Since June 2015

Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Murray is also the Secretary of The Caldwell & Orkin Funds, Inc., Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Funds Trust.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of the Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

22  |  November 30, 2015

Intentionally Left Blank

November 30, 2015

annual REPORT CRBQ

Global Commodity Equity ETF (NYSE ARCA: CRBQ)

An ALPS Advisors Solution

ALPS
A DST Company

table of

www.alpsfunds.com

Global Commodity Equity ETF

Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The Global Commodity Equity ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters CRB Commodity Producers Index (the “Underlying Index”). The Fund will invest at least 80% of its total assets in the equity securities that comprise the Underlying Index and depositary receipts based on the securities in the Underlying Index.

The Underlying Index is a modified capitalization-weighted, float-adjusted, rules-based index designed to track the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: agriculture, base/industrial metals, energy and precious metals.

Performance Overview

The Global Commodity Equity ETF (CRBQ), for the one-year period ended November 30, 2015, generated a total return of -19.75%, in-line with the Fund’s Underlying Index, which returned -19.13%. The fund outperformed the S&P GSCI Commodity Index®, which returned -36.53% for the same period.

From a macro perspective, commodities saw a continuation of the poor performance seen in 2014, as the dollar continued to strengthen throughout the one year period ended November 30, 2015. The inverse correlation between the dollar and commodity prices was clearly highlighted throughout the period, as the dollar appreciated 11.83% and commodities collectively slumped -36.53%.

The best performing stocks for the period were Valero Energy Group (VLO), which increased 51.91%, Detour Gold Corp (DGC CN), which returned 40.73%, and Cameron International Corp (CAM), which rose 33.17%. The worst performing stocks were Lonmin PLC (LMI LN), which lost 94.34%, Kumba Iron Ore Ltd (KIO SJ), which fell 86.00%; and First Quantum Minerals Ltd (FM CN), which decreased 77.39%.

Performance (as of November 30, 2015)

	1 Year	3 Year	5 Year	Since Inception^
Global Commodity Equity ETF - NAV+	-19.75%	-9.02%	-5.33%	-2.21%
Global Commodity Equity ETF - Market Price+*	-19.93%	-9.07%	-5.41%	-2.38%
Thomson Reuters CRB Commodity Producers Index	-19.13%	-8.25%	-4.62%	-1.45%
S&P GSCI Commodity Index	-36.53%	-21.55%	-12.07%	-8.91%
S&P 500® Total Return Index	2.75%	16.09%	14.40%	13.71%

Total Expense Ratio (per the current prospectus) 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on September 18, 2009 with an Inception Date, the first day of trading on the Exchange, of September 21, 2009.

+	Prior to March 31, 2014 the Global Commodity Equity ETF was known as the Jefferies | TR/J CRB Global Commodity Equity Index Fund.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Thomson Reuters CRB Commodity Producers Index: A modified capitalization-weighted, float-adjusted, rules-based index designed to track the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: agriculture, base/industrial metals, energy and precious metals.

S&P GSCI Commodity Index: A composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures.

1  |  November 30, 2015

Global Commodity Equity ETF

Performance Overview	November 30, 2015 (Unaudited)

S&P 500® Total Return Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Global Commodity Equity ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor of the Fund.

S-Network® Global Indexes, Inc. is the Index Provider. The Index Provider is not affiliated with the Trust, the Investment Adviser or the Distributor. The Investment Adviser has entered into a license agreement with the Index Provider to use the Fund’s underlying index.

Thomson Reuters is not affiliated with the Index Provider, the Trust, the Investment Adviser or the Distributor.

2  |  November 30, 2015

Global Commodity Equity ETF

Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)

Exxon Mobil Corp.	7.14%
Monsanto Co.	6.97%
Syngenta AG	5.35%
Deere & Co.	3.87%
Chevron Corp.	3.61%
Archer-Daniels-Midland Co.	3.41%
Potash Corp. of Saskatchewan, Inc.	2.64%
TOTAL SA	2.33%
BP PLC	2.22%
Agrium, Inc.	2.21%
Total % of Top 10 Holdings	39.75%

Country Allocation* (as of November 30, 2015)

United States	48.82%
Canada	11.75%
United Kingdom	6.46%
Switzerland	5.74%
Russia	5.35%
Australia	3.00%
France	2.33%
Netherlands	1.95%
Japan	1.75%
China	1.48%
Other	11.37%
Total	100.00%

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  |  November 30, 2015

Global Commodity Equity ETF

Disclosure of Fund Expenses	November 30, 2015 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2015.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account	Ending Account		Expenses Paid
	Value	Value	Expense	During Period
	6/1/15	11/30/15	Ratio(a)	6/1/15 - 11/30/15(b)

Global Commodity Equity ETF
Actual	$1,000.00	$794.60	0.65%	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	The expense ratio has been based on the Fund’s most recent fiscal half year expenses.
(b)

The example in the table above is equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4  |  November 30, 2015

Global Commodity Equity ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Commodity Equity ETF (formerly known as Jefferies | TR/J CRB Global Commodity Equity Index Fund), one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Commodity Equity ETF of the ALPS ETF Trust as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 28, 2016

5  |  November 30, 2015

Global Commodity Equity ETF

Schedule of Investments	November 30, 2015

Security Description	Shares	Value

COMMON STOCKS (99.41%)
Australia (2.99%)
BHP Billiton PLC	19,691	$236,334
Fortescue Metals Group, Ltd.	14,238	20,182
GrainCorp, Ltd., Class A	5,802	34,407
Incitec Pivot, Ltd.	56,853	155,419
Newcrest Mining, Ltd.*	16,804	132,586
Woodside Petroleum, Ltd.	3,238	70,509

Total Australia		649,437

Brazil (0.86%)
Petroleo Brasileiro SA, Sponsored ADR*	17,207	82,077
Vale SA, Sponsored ADR	31,004	104,484

Total Brazil		186,561

Canada (11.71%)
Agnico-Eagle Mines, Ltd.	4,766	126,622
Agrium, Inc.	4,848	478,610
Alamos Gold, Inc., Class A	5,532	16,818
B2Gold Corp.*	19,652	21,485
Barrick Gold Corp.	25,630	188,658
Cameco Corp.	3,901	47,673
Canadian Natural Resources, Ltd.	4,889	118,395
Detour Gold Corp.*	3,743	38,987
Eldorado Gold Corp.	15,711	48,117
EnCana Corp.	3,739	31,134
First Quantum Minerals, Ltd.	6,074	22,105
Goldcorp, Inc.	18,364	217,131
IAMGOLD Corp.*	8,493	12,974
Kinross Gold Corp.*	25,232	49,313
New Gold, Inc.*	10,825	23,831
Pan American Silver Corp.	3,214	22,358
Potash Corp. of Saskatchewan, Inc.	28,234	571,467
Silver Wheaton Corp.	8,841	116,185
Suncor Energy, Inc.	6,461	178,525
Teck Resources, Ltd., Class B	4,269	18,157
TransCanada Corp.	3,201	101,007
Turquoise Hill Resources, Ltd.*	20,248	53,370
Yamana Gold, Inc.	20,763	43,844

Total Canada		2,546,766

Chile (0.22%)
Sociedad Quimica y Minera de Chile SA,
Sponsored ADR	2,853	47,902

Total Chile		47,902

China (1.48%)
China BlueChemical, Ltd., Class H	64,000	17,417
China Modern Dairy Holdings, Ltd.	65,288	18,104
China Petroleum & Chemical Corp., Class H	106,137	65,023
China Shenhua Energy Co., Ltd., Class H	15,216	23,746
CNOOC, Ltd.	72,987	80,768
Jiangxi Copper Co., Ltd., Class H	12,000	14,347
PetroChina Co., Ltd., Class H	100,119	71,149

Security Description	Shares	Value

China (continued)
Zijin Mining Group Co., Ltd., Class H	123,000	$30,776

Total China		321,330

France (2.32%)
TOTAL SA	10,149	503,977

Total France		503,977

Germany (1.20%)
K+S AG	6,016	171,236
ThyssenKrupp AG	4,203	89,458

Total Germany		260,694

Hong Kong (0.11%)
China Agri-Industries Holdings, Ltd.*	68,000	23,767

Total Hong Kong		23,767

Israel (0.57%)
Israel Chemicals, Ltd.	18,059	90,819
The Israel Corp., Ltd.	150	33,316

Total Israel		124,135

Italy (0.83%)
Eni SpA	11,046	179,961

Total Italy		179,961

Japan (1.75%)
Hitachi Metals, Ltd.	2,100	27,227
JFE Holdings, Inc.	5,100	80,456
Kobe Steel, Ltd.	31,000	36,263
Nippon Steel & Sumitomo Metal Corp.	7,800	156,665
Sumitomo Metal Mining Co., Ltd.	7,000	78,928

Total Japan		379,539

Jersey (0.57%)
Randgold Resources, Ltd.	2,021	123,032

Total Jersey		123,032

Luxembourg (0.21%)
ArcelorMittal	9,255	45,391

Total Luxembourg		45,391

Malaysia (0.70%)
IOI Corp. BHD	66,675	68,020
Kuala Lumpur Kepong BHD	7,445	40,053
PPB Group BHD	12,053	44,662

Total Malaysia		152,735

Mexico (1.32%)
Gruma SAB de CV, Class B	9,257	134,704
Grupo Mexico SAB de CV, Series B	41,234	90,013
Industrias Penoles SAB de CV	2,699	33,855
Southern Copper Corp.	1,070	27,531

Total Mexico		286,103

6  |  November 30, 2015

Global Commodity Equity ETF

Schedule of Investments	November 30, 2015

Security Description	Shares	Value

Netherlands (1.95%)
Royal Dutch Shell PLC, Class A	16,967	$423,065

Total Netherlands		423,065

Norway (1.34%)
Norsk Hydro ASA	10,591	40,948
Yara International ASA	5,421	250,947

Total Norway		291,895

Peru (0.09%)
Companhia de Minas Buenaventura SA, ADR	4,266	20,221

Total Peru		20,221

Poland (0.11%)
KGHM Polska Miedz SA	1,350	24,153

Total Poland		24,153

Russia (5.35%)
Gazprom PAO, Sponsored ADR	53,668	221,703
LUKOIL OAO PJSC, Sponsored ADR	3,678	141,713
MMC Norilsk Nickel PJSC, ADR	15,271	206,540
NovaTek OAO, Sponsored GDR(a)	1,397	130,759
Phosagro OAO, GDR(a)	13,191	172,143
Polymetal International PLC	2,262	18,295
Severstal PAO, GDR(a)	1,623	17,366
Uralkali PJSC, Sponsored GDR*(a)	19,939	255,817

Total Russia		1,164,336

Singapore (0.99%)
Golden Agri-Resources, Ltd.	214,518	54,749
Olam International, Ltd.	17,300	22,015
Wilmar International, Ltd.	68,400	138,687

Total Singapore		215,451

South Africa (0.95%)
Anglo American Platinum, Ltd.*	1,078	14,914
AngloGold Ashanti, Ltd., Sponsored ADR*	7,050	45,120
Gold Fields, Ltd.	14,606	37,162
Impala Platinum Holdings, Ltd.*	11,221	24,544
Kumba Iron Ore, Ltd.	178	554
Lonmin PLC*	9,177	170
Sasol, Ltd.	2,292	63,826
Sibayne Gold, Ltd.	15,226	19,928

Total South Africa		206,218

South Korea (0.55%)
Hyundai Steel Co.	610	26,759
POSCO	642	93,690

Total South Korea		120,449

Security Description	Shares	Value

Spain (0.32%)
Repsol YPF SA	5,402	$70,459

Total Spain		70,459

Switzerland (5.72%)
Glencore International PLC	41,864	60,977
Syngenta AG	3,146	1,159,817
Transocean, Ltd.	1,632	23,436

Total Switzerland		1,244,230

Taiwan (0.40%)
China Steel Corp.	108,790	60,491
Taiwan Fertilizer Co., Ltd.	22,400	27,586

Total Taiwan		88,077

United Kingdom (6.44%)
Anglo American PLC	11,509	70,834
Antofagasta PLC	3,337	25,506
BG Group PLC	14,139	219,656
BP PLC	82,976	481,448
CNH Industrial NV	32,217	235,506
Ensco PLC, Class A	1,062	18,181
Rio Tinto PLC	10,505	349,420

Total United Kingdom		1,400,551

United States (48.36%)
AGCO Corp.	2,529	127,108
Alcoa, Inc.	12,603	117,964
Allegheny Technologies, Inc.	1,034	13,101
Anadarko Petroleum Corp.	2,302	137,890
The Andersons, Inc.	884	30,471
Apache Corp.	1,713	84,245
Archer-Daniels-Midland Co.	20,248	738,850
Baker Hughes, Inc.	2,006	108,464
Bunge, Ltd.	4,737	315,532
Cabot Oil & Gas Corp.	1,790	33,706
Cameron International Corp.*	865	59,071
CF Industries Holdings, Inc.	7,871	363,168
Cheniere Energy, Inc.*	941	44,745
Chesapeake Energy Corp.	2,650	13,965
Chevron Corp.	8,565	782,156
Cliffs Natural Resources, Inc.	1,276	2,858
ConocoPhillips	5,602	302,788
Continental Resources, Inc.*	402	14,593
Deere & Co.	10,555	839,861
Devon Energy Corp.	1,728	79,505
EOG Resources, Inc.	2,472	206,239
EQT Corp.	674	38,566
Exxon Mobil Corp.	18,947	1,547,212
Freeport-McMoRan, Inc.	9,837	80,467
Halliburton Co.	3,674	146,409
Hecla Mining Co.	8,152	15,733
Hess Corp.	1,149	67,791
Ingredion, Inc.	2,392	235,779
Intrepid Potash, Inc.*	1,908	6,850

7  |  November 30, 2015

Global Commodity Equity ETF

Schedule of Investments	November 30, 2015

Security Description		Shares	Value

United States (continued)
Kinder Morgan, Inc.		8,227	$193,910
Marathon Oil Corp.		3,111	54,474
Monsanto Co.		15,885	1,511,617
The Mosaic Co.		10,833	342,756
National Oilwell Varco, Inc.		1,734	64,748
Newmont Mining Corp.		11,635	214,200
Noble Energy, Inc.		1,912	70,113
Nucor Corp.		3,067	127,127
Occidental Petroleum Corp.		3,455	261,163
Pioneer Natural Resources Co.		668	96,693
Reliance Steel & Aluminum Co.		699	41,108
Royal Gold, Inc.		1,425	51,229
Schlumberger, Ltd.		5,745	443,227
Seaboard Corp.*		13	42,900
Southwestern Energy Co.*		1,728	15,569
Spectra Energy Corp.		3,027	79,307
Steel Dynamics, Inc.		2,233	38,832
Stillwater Mining Co.*		2,535	23,728
United States Steel Corp.		1,393	11,241
Valero Energy Corp.		2,280	163,841
The Williams Co., Inc.		3,123	114,177

Total United States			10,517,047

TOTAL COMMON STOCKS (Cost $35,287,119)			21,617,482

RIGHTS (0.00%)(b)
South Africa (0.00%)(b)
Lonmin PLC, strike price 0.01 GBP, expires 12/10/15*		543,168	276

TOTAL RIGHTS (Cost $0)			276

7 Day Yield		Shares	Value

SHORT TERM INVESTMENTS (0.28%)
Morgan Stanley Institutional Liquidity Funds, Prime Portfolio	0.105%	61,004	61,004

TOTAL SHORT TERM INVESTMENTS (Cost $61,004)			61,004

TOTAL INVESTMENTS (99.69%) (Cost $35,348,123)			$21,678,762

NET OTHER ASSETS AND LIABILITIES (0.31%)			68,478

NET ASSETS (100.00%)			$21,747,240

*	Non-income producing security.
(a)

These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. As of November 30, 2015, the aggregate market values of these securities were $576,085, representing 2.65% of the Fund’s net assets.

(b)	Less than 0.005% of Net Assets.

Common Abbreviations:

ADR	-	American Depositary Receipt.
AG	-	Aktiengesellschaft is a German term that refers to a
corporation that is limited by shares, i.e., owned by
shareholders.
ASA	-	Allmennaksjeselskap is the Norwegian term for public
limited company.
BHD	-	Berhad (equivalent to Public Limited Company in
Malaysia).
GDR	-	Global Depository Receipt.
Ltd.	-	Limited.
NV	-	Naamloze Vennootschap is the Dutch term for a public
limited liability corporation.
OAO	-	Otkytoe Aktsionernoe Obshchestvo (open Joint Stock
Corporation) is a Russian term for a stock-based
corporation.
PAO	-	Publichnoye Aktsionernoe Obshchestvo (public Stock
Corporation) is a Russian term for a public stock company.
PJSC	-	Public Joint Stock Company.
PLC	-	Public Limited Company.
SA	-	Generally designated corporations in various countries,
mostly those employing the civil law.
SAB de CV - A variable capital company.
SpA	-	Societa Per Azioni is an Italian shared company.

Currency Abbreviations:
GBP	-	Great British Pound

See Notes to Financial Statements.

8  |  November 30, 2015

Global Commodity Equity ETF

Statement of Assets and Liabilities	November 30, 2015

ASSETS:
Investments, at value	$21,678,762
Foreign currency, at value (Cost 3,643)	3,637
Foreign tax reclaims	64,829
Dividends receivable	85,867

Total Assets	21,833,095

LIABILITIES:
Payable for shares redeemed	70,074
Payable to adviser	15,781

Total Liabilities	85,855

NET ASSETS	$21,747,240

NET ASSETS CONSIST OF:
Paid-in capital	$49,609,644
Accumulated net investment income	93,755
Accumulated net realized loss on investments and foreign currency transactions	(14,265,749)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(13,690,410)

NET ASSETS	$21,747,240

INVESTMENTS, AT COST	$35,348,123

PRICING OF SHARES
Net Assets	$21,747,240
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	700,020
Net Asset Value, offering and redemption price per share	$31.07

See Notes to Financial Statements.

9  |  November 30, 2015

Global Commodity Equity ETF

Statement of Operations	For the Year Ended November 30, 2015

INVESTMENT INCOME:
Dividends(a)	$1,291,095

Total Investment Income	1,291,095

EXPENSES:
Investment adviser fee	263,275

Total Expenses	263,275

NET INVESTMENT INCOME	1,027,820

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(6,506,881)
Net realized loss on foreign currency transactions	(6,704)
Net change in unrealized depreciation on investments	(2,793,537)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(15,793)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(9,322,915)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,295,095)

(a)	Net of foreign tax withholding of $91,810.

See Notes to Financial Statements.

10  |  November 30, 2015

Global Commodity Equity ETF

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	November 30,	November 30,
	2015	2014

OPERATIONS:
Net investment income	$ 1,027,820	$1,293,725
Net realized loss on investments and foreign currency transactions	(6,513,585)	(2,536,808)
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,809,330)	(1,747,903)

Net decrease in net assets resulting from operations	(8,295,095)	(2,990,986)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,080,790)	(1,308,650)

Total distributions	(1,080,790)	(1,308,650)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	4,383,293
Cost of shares redeemed	(26,564,208)	(4,612,954)

Net decrease from share transactions	(26,564,208)	(229,661)

Net decrease in net assets	(35,940,093)	(4,529,297)

NET ASSETS:
Beginning of year	57,687,333	62,216,630

End of year *	$ 21,747,240	$57,687,333

*Including accumulated net investment income of:	$ 93,755	$153,398

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,450,020	1,450,020
Shares sold	–	100,000
Shares redeemed	(750,000)	(100,000)

Shares outstanding, end of year	700,020	1,450,020

See Notes to Financial Statements.

11  |  November 30, 2015

Global Commodity Equity ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

					For the Period
	For the Year	For the Year	For the Year	For the Year	January 1,	For the Year
	Ended	Ended	Ended	Ended	2011 to	Ended
	November 30,	November 30,	November 30,	November 30,	November 30,	December 31,
	2015	2014(a)(a)	2013	2012	2011(b)	2010

NET ASSET VALUE, BEGINNING OF PERIOD	$39.78	$42.91	$44.11	$44.65	$49.33	$42.82

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (c)	0.94	0.86	0.81	0.71	0.58	0.46
Net realized and unrealized gain/(loss)	(8.69)	(3.11)	(1.17)	(0.57)	(4.78)	6.54

Total from investment operations	(7.75)	(2.25)	(0.36)	0.14	(4.20)	7.00

DISTRIBUTIONS:
From net investment income	(0.96)	(0.88)	(0.84)	(0.68)	(0.48)	(0.49)

Total distributions	(0.96)	(0.88)	(0.84)	(0.68)	(0.48)	(0.49)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(8.71)	(3.13)	(1.20)	(0.54)	(4.68)	6.51

NET ASSET VALUE, END OF PERIOD	$31.07	$39.78	$42.91	$44.11	$44.65	$49.33

TOTAL RETURN(d)	(19.75)%	(5.43)%	(0.78)%	0.35%	(8.56)%	16.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$21,747	$57,687	$62,217	$77,199	$91,539	$111,001
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%(e)	0.65%
Ratio of net investment – to average net assets	2.54%	1.97%	1.86%	1.61%	1.29%(e)	1.09%
Portfolio turnover rate(f)	17%	12%	20%	13%	10%	18%

(a)	Prior to March 31, 2014 the Global Commodity Equity ETF was known as the Jefferies | TR/J CRB Global Commodity Equity Index Fund.
(b)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(c)	Based on average shares outstanding during the period.
(d)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(e)	Annualized.
(f)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

12  |  November 30, 2015

Global Commodity Equity ETF

Notes to Financial Statements	November 30, 2015

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2015, the Trust consists of twenty-one separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Global Commodity Equity ETF (the “Fund”) (prior to March 31, 2014, known as the Jefferies | TR/J CRB Global Commodity Equity Index Fund). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters CRB Commodity Producers Index. The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

13  |  November 30, 2015

Global Commodity Equity ETF

Notes to Financial Statements	November 30, 2015

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments at November 30, 2015:

Global Commodity Equity ETF

	Level 1 -	Level 2 -	Level 3 -
	Unadjusted Quoted	Other Significant	Significant
Investments in Securities at Value*	Prices	Observable Inputs	Unobservable Inputs	Total

Common Stocks	21,617,482	–	–	21,617,482
Rights	276	–	–	276
Short Term Investments	61,004	–	–	61,004

TOTAL	$21,678,762	$–	$–	$21,678,762

*	For a detailed country breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

14  |  November 30, 2015

Global Commodity Equity ETF

Notes to Financial Statements	November 30, 2015

D. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

	Undistributed Net	Accumulated Net
Fund	Investment Loss	Realized Gain	Paid-in Capital

Global Commodity Equity ETF	$(6,673)	$2,727,432	$(2,720,759)

The tax character of the distributions paid was as follows:

Ordinary Income

November 30, 2015
Global Commodity Equity ETF	$1,080,790
November 30, 2014
Global Commodity Equity ETF	$1,308,650
As of November 30, 2015, the components of distributable earnings on a tax basis for the Fund were as follows:
Global Commodity Equity ETF

Undistributed net investment income	$93,755
Accumulated net realized loss on investments	(13,950,892)
Net unrealized depreciation on investments	(14,005,267)

Total	$(27,862,404)

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

15  |  November 30, 2015

Global Commodity Equity ETF

Notes to Financial Statements	November 30, 2015

At November 30, 2015, the Fund had available for tax purposes unused pre-enactment capital loss carryforwards as follows:

Expiring in 2018

Global Commodity Equity ETF	$679,396

At November 30, 2015, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term

Global Commodity Equity ETF	$1,642,571	$11,628,925

As of November 30, 2015, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Global Commodity Equity ETF

Gross appreciation (excess of value over tax cost)	$1,019,206
Gross depreciation (excess of tax cost over value)	(15,003,424)
Net unrealized depreciation of foreign currency	(21,049)

Net unrealized appreciation/(depreciation)	(14,005,267)

Cost of investments for income tax purposes	$35,662,980

The differences between book-basis and tax-basis are due to the deferral of losses from wash sales.

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

16  |  November 30, 2015

Global Commodity Equity ETF

Notes to Financial Statements	November 30, 2015

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales

Global Commodity Equity ETF	$6,829,956	$7,385,396

For the year ended November 30, 2015, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales

Global Commodity Equity ETF	$–	$25,936,440

The Global Commodity Equity ETF had in-kind net realized gain/(loss) of $(2,578,222).

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

17  |  November 30, 2015

Global Commodity Equity ETF

Additional Information	November 30, 2015 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	Qualified Dividend Income	Dividend Received Deduction

Global Commodity Equity ETF	97.35%	44.92%

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

LISCENSING AGREEMENT

S-Network® Global Indexes, Inc. (the “Index Provider”) is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Fund’s Index.

The Index Provider is the designer of the construction and methodology for the Index. “Thomson,” “Thomson Reuters,” “Reuters” and “CRB” are service marks or trademarks of Reuters America LLC, a Thomson Reuters company, or its affiliates (“Thomson Reuters”). Thomson Reuters acts as brand licensor for the Underlying Index. Thomson Reuters is not responsible for the descriptions of the Underlying Index or the Fund that appear herein. Thomson Reuters is not affiliated with the Index Provider, the Trust, the Adviser or the Distributor.

The Index Provider, Thomson Reuters and their affiliates and their respective directors, officers and employees (collectively the “Index Parties”) may buy or sell securities contemplated herein as agent or as principal for their own account and may have positions or engage in transactions based on or indexed to the Index. It is possible that such trading activity will affect the value of the Index and the Fund.

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY REUTERS AMERICA LLC (“THOMSON REUTERS”), S-NETWORK GLOBAL INDEXES, INC. (“SNGI”) OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES (COLLECTIVELY THE “INDEX PARTIES”). THE INDEX PARTIES MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES OR COMMODITIES GENERALLY OR IN THE FUND PARTICULARLY. THE INDEX PARTIES’ ONLY RELATIONSHIP TO THE FUND AND THE FUND (THE “LICENSEE”) IS THE LICENSING OF THE THOMSON REUTERS CRB COMMODITY PRODUCERS INDEX NAME TO WHICH THE PRODUCT REFERS. THE INDEX IS DETERMINED AND COMPOSED WITHOUT REGARD TO THE LICENSEE OR THE FUND. THE INDEX PARTIES HAVE NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF THE FUND INTO CON SID ERA TION IN CONNECTION WITH THE FOREGOING. THE INDEX PARTIES ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS TO BE CONVERTED INTO CASH. THE INDEX PARTIES HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

THE INDEX PARTIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE THOMSON REUTERS CRB COMMODITY PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PARTIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PARTIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE THOMSON REUTERS CRB COMMODITY PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PARTIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR

18  |  November 30, 2015

Global Commodity Equity ETF

Additional Information	November 30, 2015 (Unaudited)

FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE THOMSON REUTERS CRB COMMODITY PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PARTIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

19  |  November 30, 2015

Global Commodity Equity ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2015 (Unaudited)

At an in-person meeting held on June 8, 2015, the Board of Trustees of the Trust (the “Board” or “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Global Commodity Equity Trust ETF (“CRBQ” or “the Fund”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to CRBQ, the Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to the Fund; (iv) the extent which economies of scale would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services to be provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of the Fund.

The Trustees reviewed information on the performance of each Fund and its applicable benchmark. The Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the advisory fee rate for the Fund is higher than the median of its Strategic Insight expense group. The Fund’s expense ratio, however, is at the median of its Strategic Insight expense group.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to the Adviser because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to the Fund the information provided by the Adviser about the costs and profitability of the Adviser with respect to the Fund. The Trustees reviewed and noted the relatively small sizes of the Fund and concluded that the Adviser was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

20  |  November 30, 2015

Global Commodity Equity ETF

Trustees & Officers	November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	46	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).

Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund.

Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002- present; Board Member, Prosci, Inc. (private business services), 2013-present; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit organization).

				24	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

21  |  November 30, 2015

Global Commodity Equity ETF

Trustees & Officers	November 30, 2015 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”), and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				34	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

22  |  November 30, 2015

Global Commodity Equity ETF

Trustees & Officers	November 30, 2015

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years

Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS of Fund Services, Inc. Ms. Nelson joined AAI’s parent company, ALPS Holdings, Inc. in January 2003.

Ms. Nelson currently is also the Chief Compliance Officer of Principal Real Estate Income Fund, and as of December 2015, the Chief Compliance Officer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Clough Funds Trust and Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Abigail J. Murray, 1975	Secretary	Since June 2015

Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Murray is also the Secretary of The Caldwell & Orkin Funds, Inc., Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Funds Trust.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of the Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

23  |  November 30, 2015

ANNUAL REPORT | November 30, 2015 This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus. ALPS Portfolio Solutions Distributor, Inc., distributor for the ETF.

November 30, 2015

annual
REPORT

U.S. Equity High Volatility Put Write Index Fund (NYSE ARCA: HVPW)

ALPS Enhanced Put Write Strategy ETF (NYSE ARCA: PUTX)

An ALPS Advisors Solution

ALPS
A DST Company

table of

www.alpsfunds.com

U.S. Equity High Volatility Put Write Index Fund
Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The U.S. Equity High Volatility Put Write Index Fund (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the NYSE Arca U.S. Equity High Volatility Put Write IndexSM (the “Index”). The Index reflects the performance of a portfolio of exchange-traded put options on highly volatile stocks.

The Index measures the return of a hypothetical portfolio consisting of exchange traded put options which have been sold on each of 40 stocks and a cash position. The 40 stocks on which options are sold (“written”) are those 40 stocks from a selection of the largest capitalized (over $5 billion in market capitalization) stocks which also have listed options and which have the highest volatility, as determined by the NYSE Arca, Inc. (the “NYSE Arca”), the Fund’s index provider (the “Index Provider”).

Performance Overview

The twelve month period ended November 30, 2015 marked the second full year for the U.S. Equity High Volatility Put Write Index Fund (HVPW), which listed on the NYSE Arca Exchange on Feb 28, 2013. The Fund was down 1.70% on a total return basis from December 1, 2014 through November 30, 2015, while distributing approximately 9% or $2.07 per share in each of the Fund’s six bi-monthly distributions during this same period.

The Fund’s return was consistent with the Fund’s Underlying Index, which was down 0.34%, after considering the Fund’s fees, the cost of rolling its options every two months, the compounding effect of reinvested distributions in the Index.

Of the 120 two-month options sold by the Fund which expired prior to November 30, 2015, the average premium generated was approximately 3%. Of those 120 options, 21 expired “in-the-money”, and were subsequently closed, while 99 options expired worthless.

Because the Fund collateralizes its short put position by purchasing 3-month T-bills, part of the Fund’s return is generated by interest income. During the 12-month period ending November 30, 2015 interest rates remained very low. Should interest rates increase the Fund’s return due to interest income will also increase.

While not an “apples-to-apples” comparison, over the same time period (from Dec 1, 2014 through Nov 30, 2015), the S&P 500® TR index had a return of 2.75%. The Fund had an annualized historical volatility of 5.92% over this period versus the S&P 500® TR’s annualized historical volatility of 15.31%. The Fund’s correlation and beta for the period were 60.77% and 0.24 respectively as compared to the S&P 500® TR index.

Looking forward we believe the Fund’s strategy of selling high implied volatility put options on a diversified selection of large-capitalization stocks with strike prices that are 15% out-of-the money will continue to provide income potential to investors while at the same time allowing the Fund to experience lower volatility than the broad market.

In October of 2015 the NYSE (the index provider) implemented important changes to the selection process of the underlying names in the index that HVPW tracks, with the objective of lowering exposure to single names and industry sectors.

Increasing the number of underlying names from twenty to forty and ensuring no single economic sector consists of more than 17.5% of the names (a move lower from the previous 50% sector limit), will help potentially mitigate downside movements in single names and/or single sectors.

Ensuring selected underlying names have a price of at least $20 per share versus the previous minimum of $10 per share allows the selection of underlying options with strikes closer to the target of 15% out of the money, a key objective of the index strategy. It may also avoid selecting stocks which may be under duress approaching single-digit share prices.

As far as maintaining yield, we believe the depth of high volatility names in the selection pool is more than adequate to support the index income stream and the changes as a whole should help increase overall total performance.

1  |  November 30, 2015

U.S. Equity High Volatility Put Write Index Fund
Performance Overview	November 30, 2015 (Unaudited)

Definitions:

Beta: A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Correlation: measures the extent of linear association between the investment performance and the benchmark performance. A high correlation (positive or negative) means that some of the investment’s performance can be explained by the performance of the benchmark. Positive correlation means that the investment is generally up when the market is up and down when the market is down. It measures only direction of movement over time and not whether the returns are similar. Negative correlation means the investment performance is generally opposite the performance of the benchmark.

“in-the-money”: this occurs if the option’s underlying stock declines below the strike price, the Fund will be required to buy the underlying stock at the strike price, effectively paying the buyer the difference between the strike price and the closing price.

“out-of-the money”: a call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset.

Premium: the total cost of an option.

Put Options: are financial instruments that give the owner/buyer the right, but not the obligation, to sell a specified quantity of a security at a set price called the “strike” price on or before an agreed upon expiration date.

Short put: also known as writing a put option, is generally considered more risky than going long since the Fund is obligated to honor its side of the contract should the holder decide to exercise its rights. Typically this strategy is used because the Fund believes the stock’s price will rise above the strike price, leaving the option without any value at expiration and you with the premium.

Strike Price: the specified price at which an option contract may be exercised.

Volatility: is a measure for variation of price of a financial instrument over time.. A higher volatility means that a security’s value can potentially be spread out over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. A lower volatility means that a security’s value does not fluctuate dramatically, but changes in value at a steady pace over a period of time.

Growth Of $10,000 (as of November 30, 2015)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2  |  November 30, 2015

U.S. Equity High Volatility Put Write Index Fund
Performance Overview	November 30, 2015 (Unaudited)

Fund Performance (as of November 30, 2015)

	1 Year	Since Inception^
US Equity High Volatility Put Write Index Fund - NAV	-1.70%	3.02%
US Equity High Volatility Put Write Index Fund - Market Price*	-2.52%	2.90%
US Equity High Volatility Put Write Total Return Index	-0.34%	5.22%

Total Expense Ratio (per the current prospectus) 0.95%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.855.325.8020.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on February 28, 2013.
*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

NYSE Arca U.S. Equity High Volatility Put Write IndexSM - Total Return: measures the return of a hypothetical portfolio of listed put options on each of 40 stocks and a cash (U.S. T-Bill) position. The 40 underlying stocks on which options are written are a selection of the largest capitalized (over $5 billion in market cap) U.S. listed stocks which also have listed options and which have the highest volatility, as determined by the NYSE Arca, Inc., the Fund’s Index provider. No more than 17.5% of the Index positions will be from the same sector. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The NYSE Arca U.S. Equity High Volatility Put Write Total Return IndexSM : is a service mark of NYSE Euronext or its affiliates and has been licensed for use by Rich Investment Solutions, LLC in connection with the U.S. Equity High Volatility Put Write Index Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by NYSE Euronext. NYSE Euronext makes no representations or warranties regarding the Trust or the Fund or the ability of the NYSE Arca U.S. Equity HighVolatility Put Write IndexSM to track general stock market performance.

S&P 500® Total Return Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The U.S. Equity High Volatility Put Write Index Fund is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the U.S. Equity High Volatility Put Write Index Fund.

3  |  November 30, 2015

ALPS Enhanced Put Write Strategy ETF
Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The ALPS Enhanced Put Write Strategy ETF (the “Fund”) total return, with an emphasis on income as the source of that total return.

Performance Overview

The ALPS Enhanced Put Write Strategy ETF (PUTX) listed July 7, 2015 on the NYSE Arca Exchange. With less than 5 months of performance history through November 30, 2015, PUTX was up 0.08% on a total return basis. While not an “apples-to-apples” comparison, over the same time period, the S&P 500® TR index had a return of 0.84%. PUTX had an annualized historical volatility of 11.99% over this period versus the S&P 500® TR’s annualized historical volatility of 17.84%, and the Fund’s correlation and beta for the period were 85.05% and 0.57 respectively as compared to the S&P 500® TR index.

PUTX was designed to be a broad based defensive equity Exchange Traded Fund (ETF), and provides the beneficial features of put writing with the transparency and liquidity of the ETF structure.

PUTX sells 30-day, at-the-money puts on the S&P 500 every month. When the SPDR S&P 500 ETF Trust (SPY) is flat or rising in value, PUTX will provide income. When SPY declines in value, PUTX may lose value because of the put options sold by PUTX. However, the option premium PUTX receives from selling options will offset some portion of the losses from the decline in SPY’s value.

PUTX has similarities to the industry benchmarks CBOE S&P 500 Put Write Index (ticker symbol PUT) and to CBOE S&P 500 BuyWrite Indexes (BXM), which both sell monthly at-the-money options on the S&P500. PUTX was designed to potentially outperform these indices. PUTX is not a passive index tracking fund, so it will not explicitly replicate the PUT index or strategy. PUTX should be able to pick up additional premium over the benchmark index by expanding the underlying options it uses. PUTX will look to sell options on a monthly basis not only on the SPX pm settled options that the PUT index uses, but PUTX but will also be able to sell options on the SPX pm settled options or on the American style options on the ETF SPY. Additionally, PUTX will not simply invest in short term US T-bills like the PUT index; rather PUTX will invest its cash in short-term, investment grade fixed income securities.

Definitions:

Beta: A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Correlation: measures the extent of linear association between the investment performance and the benchmark performance. A high correlation (positive or negative) means that some of the investment’s performance can be explained by the performance of the benchmark. Positive correlation means that the investment is generally up when the market is up and down when the market is down. It measures only direction of movement over time and not whether the returns are similar. Negative correlation means the investment performance is generally opposite the performance of the benchmark.

“at-the-money”: this occurs if the option’s strike price is identical to the underlying security’s price.

Premium: the total cost of an option.

Put Options: are financial instruments that give the owner/buyer the right, but not the obligation, to sell a specified quantity of a security at a set price called the “strike” price on or before an agreed upon expiration date.

Strike Price: the specified price at which an option contract may be exercised.

Volatility: is a measure for variation of price of a financial instrument over time.. A higher volatility means that a security’s value can potentially be spread out over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. A lower volatility means that a security’s value does not fluctuate dramatically, but changes in value at a steady pace over a period of time.

4  |  November 30, 2015

ALPS Enhanced Put Write Strategy ETF
Performance Overview	November 30, 2015 (Unaudited)

Growth Of $10,000 (as of November 30, 2015)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance (as of November 30, 2015)

Since Inception^
ALPS Enhanced Put Write Strategy ETF - NAV	0.08%
ALPS Enhanced Put Write Strategy ETF - Market Price*	-0.32%
S&P 500® Total Return Index	0.84%

Total Expense Ratio (per the current prospectus) 0.75%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on July 8, 2013.
*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

S&P 500® Total Return Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The ALPS Enhanced Put Write Strategy ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The ALPS Enhanced Put Write Strategy ETF is a new product with a limited operating history.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the ALPS Enhanced Put Write Strategy ETF.

5  |  November 30, 2015

ALPS Enhanced Put Write Strategy ETF
Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)

U.S. Treasury Bill Discount Notes	12.98%
Beam Suntory, Inc., Sr. Unsec	4.42%
Mondelez International, Inc., Sr. Unsec.	4.34%
Omnicom Group, Inc., Sr. Unsec.	4.07%
Quest Diagnostics, Inc., Sr. Unsec.	4.02%
Mohawk Industries, Inc., Sr. Unsec.	4.02%
Lloyds Bank PLC, Sr. Unsec.	4.02%
Pitney Bowes, Inc., Sr. Unsec.	4.01%
The Goldman Sachs Group, Inc., Sr. Unsec.	4.01%
Brown-Forman Corp., Sr. Unsec.	4.00%
Total % of Top 10 Holdings	49.89%

*	% of Total Investments

Future holdings are subject to change

6  |  November 30, 2015

Put Write Funds
Disclosure of Fund Expenses	November 30, 2015 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2015.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expense Ratio(a)	Expenses Paid During Period 6/1/15 -11/30/15(b)
U.S. Equity High Volatility Put Write Index Fund
Actual	$1,000.00	$943.30	0.95%	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.95%	$4.81
ALPS Enhanced Put Write Strategy ETF
Actual(c)	$1,000.00	$1,000.80	0.75%	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$3.80

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

(c)

ALPS Enhanced Put Write Strategy ETF commenced operations on July 8, 2015. Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the Fund launched (146), divided by 365.

7  |  November 30, 2015

Put Write Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of U.S. Equity High Volatility Put Write Index Fund and ALPS Enhanced Put Write Strategy ETF, two of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2015, and as to the U.S. Equity High Volatility Put Write Index Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, and as to the ALPS Enhanced Put Write Strategy ETF, the related statement of operations, changes in net assets, and the financial highlights for the period July 8, 2015 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Equity High Volatility Put Write Index Fund and ALPS Enhanced Put Write Strategy ETF of the ALPS ETF Trust as of November 30, 2015, the results of their operations, the changes in their net assets, and the financials highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 28, 2016

8  |  November 30, 2015

U.S. Equity High Volatility Put Write Index Fund
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

COMMON STOCK (0.25%)
Consumer Discretionary (0.25%)
Skechers U.S.A. Inc., Class A(a)(b)	4,200	$126,840

TOTAL COMMON STOCK (Cost $163,758)		126,840

Security Description	Principal Amount	Value

GOVERNMENT BOND (9.77%)
U.S. Treasury Note
0.375%, 03/15/2016	$5,000,000	$5,001,660

TOTAL GOVERNMENT BOND (Cost $5,004,283)		5,001,660

SHORT TERM INVESTMENTS (86.92%)
U.S. Treasury Bill Discount Notes
0.073%, 12/03/2015(b)(c)	7,000,000	6,999,979
0.052%, 12/17/2015(b)(c)	20,000,000	19,999,560
0.115%, 12/24/2015(c)	2,500,000	2,499,845
0.024%, 12/31/2015(c)	5,000,000	4,999,460
0.098%, 02/11/2016(c)	10,000,000	9,997,270

TOTAL SHORT TERM INVESTMENTS (Cost $44,497,213)		44,496,114

TOTAL INVESTMENTS (96.94%) (Cost $49,665,254)		$49,624,614

NET OTHER ASSETS AND LIABILITIES (3.06%)(d)		1,566,301

NET ASSETS (100.00%)		$51,190,915

(a)	Non-income producing security.
(b)	All or a portion of this security is being held as collateral for written options.
(c)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(d)	Includes cash, in the amount of $419,641, which is being held as collateral for written options.

9  |  November 30, 2015

U.S. Equity High Volatility Put Write Index Fund
Schedule of Investments	November 30, 2015

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value

WRITTEN PUT OPTIONS
Antero Resources Corp.	12/18/2015	$20.00	(635)	$(63,500)
Axalta Coating Systems Ltd.	12/18/2015	25.00	(508)	(6,350)
Baker Hughes, Inc.	12/18/2015	45.00	(282)	(12,690)
BioMarin Pharmaceutical, Inc.	12/18/2015	90.00	(141)	(25,028)
CF Industries Holdings, Inc.	12/18/2015	45.00	(282)	(31,302)
Cheniere Energy, Inc.	12/18/2015	40.00	(317)	(9,985)
Continental Resource	12/18/2015	29.00	(438)	(8,760)
Expedia, Inc.	12/18/2015	110.00	(115)	(5,750)
First Solar, Inc.	12/18/2015	42.50	(299)	(1,495)
FMC Corp.	12/18/2015	30.00	(423)	(10,575)
Helmerich & Payne, Inc.	12/18/2015	45.00	(282)	(2,115)
Herbalife Ltd.	12/18/2015	47.50	(267)	(6,808)
Incyte Corp.	12/18/2015	92.50	(137)	(10,960)
Isis Pharmaceuticals, Inc.	12/18/2015	37.00	(343)	(12,005)
JetBlue Airways Corp.	12/18/2015	21.00	(605)	(6,050)
Juno Therapeutics, Inc.	12/18/2015	40.00	(317)	(10,303)
Keurig Green Mountain, Inc.	12/18/2015	45.00	(282)	(12,972)
LinkedIn Corp.	12/18/2015	165.00	(77)	(539)
Mattel, Inc.	12/18/2015	20.00	(635)	(3,175)
Mead Johnson Nutrition Co.	12/18/2015	65.00	(195)	(2,827)
Medivation, Inc.	12/18/2015	37.50	(338)	(44,447)
Netflix, Inc.	12/18/2015	85.71	(148)	(888)
Qorvo, Inc.	12/18/2015	40.00	(317)	(2,378)
Range Resources Corp.	12/18/2015	30.00	(423)	(103,635)
SanDisk Corp.	12/18/2015	60.00	(211)	(24,054)
Seattle Genetics, Inc.	12/18/2015	33.00	(385)	(6,738)
Skechers U.S.A., Inc.	12/18/2015	40.00	(275)	(266,750)
Skyworks Solutions, Inc.	12/18/2015	65.00	(195)	(1,462)
Splunk, Inc.	12/18/2015	50.00	(254)	(4,445)
Tableau Software, Inc.	12/18/2015	75.00	(169)	(2,535)
Tesla Motors, Inc.	12/18/2015	195.00	(65)	(3,835)
The WhiteWave Foods Co.	12/18/2015	37.50	(338)	(8,450)
TripAdvisor, Inc.	12/18/2015	72.50	(175)	(3,500)
Twitter, Inc.	12/18/2015	26.00	(488)	(65,392)
United Rentals, Inc.	12/18/2015	55.00	(231)	(577)
Vertex Pharmaceuticals, Inc.	12/18/2015	95.00	(133)	(6,983)
Whole Foods Market, Inc.	12/18/2015	29.00	(438)	(30,441)
Wynn Resorts Ltd.	12/18/2015	55.00	(231)	(14,091)
Zillow Group, Inc.	12/18/2015	30.00	(423)	(177,660)
TOTAL WRITTEN PUT OPTIONS (Premiums received $1,451,726)

				$(1,011,450)

See Notes to Financial Statements.

10  |  November 30, 2015

ALPS Enhanced Put Write Strategy ETF
Schedule of Investments	November 30, 2015

Security Description	Principal Amount	Value

CORPORATE BONDS (86.80%)
Consumer Discretionary (8.06%)
Mohawk Industries, Inc., Sr. Unsec.
6.125%, 01/15/2016(a)	$100,000	$100,573
Omnicom Group, Inc., Sr. Unsec.
5.900%, 04/15/2016(a)	100,000	101,834

Total Consumer Discretionary		202,407

Consumer Staples (12.72%)
Brown-Forman Corp., Sr. Unsec.
2.500%, 01/15/2016(a)	100,000	100,199
Beam Suntory, Inc., Sr. Unsec
5.375%, 01/15/2016(a)	110,000	110,557
Mondelez International, Inc., Sr. Unsec.
4.125%, 02/09/2016(a)	108,000	108,646

Total Consumer Staples		319,402

Energy (2.80%)
Enterprise Products Operating LLC, Sr. Unsec.
3.200%, 02/01/2016(a)	40,000	40,147
Occidental Petroleum, Sr. Unsec.
2.500%, 02/01/2016	30,000	30,096

Total Energy		70,243

Financials (22.46%)
Citigroup, Inc., Sr. Unsec.
1.250%, 01/15/2016(a)	50,000	50,039
National Retail Properties, Inc., Sr. Unsec.
6.150%, 12/15/2015(a)	50,000	50,077
Morgan Stanley, Sr. Unsec.
6.750%, 01/01/2016(a)	91,000	91,425
The Goldman Sachs Group, Inc., Sr. Unsec.
3.500%, 02/15/2016(a)	100,000	100,400
HCP, Inc., Sr. Unsec.
3.750%, 02/01/2016	33,000	33,157
Lloyds Bank PLC, Sr. Unsec.
4.875%, 01/21/2016(a)	100,000	100,555
Prudential Financial, Inc., Sr. Unsec.
5.500%, 03/15/2016	25,000	25,356
The Royal Bank of Scotland PLC, Sr. Unsec.
4.375%, 03/16/2016	60,000	60,628
Deutsche Bank AG/London, Sr. Unsec.
3.250%, 01/11/2016(a)	52,000	52,126

Total Financials		563,763

Health Care (4.01%)
Quest Diagnostics, Inc., Sr. Unsec.
3.200%, 04/01/2016	100,000	100,733

Industrials (17.87%)
Eaton Electric Holdings LLC, Sr. Unsec.
2.375%, 01/15/2016	25,000	25,050
Lockheed Martin Corp., Sr. Unsec.
7.650%, 05/01/2016	50,000	51,391

11  |  November 30, 2015

ALPS Enhanced Put Write Strategy ETF
Schedule of Investments	November 30, 2015

Security Description	Principal Amount	Value

Industrials (continued)
Northrop Grumman Systems Corp., Sr. Unsec.
7.750%, 03/01/2016	$50,000	$50,735
Pitney Bowes, Inc., Sr. Unsec.
4.750%, 01/15/2016(a)	100,000	100,454
Precision Castparts Corp., Sr. Unsec.
0.700%, 12/20/2015	75,000	74,999
Ryder System, Inc., Sr. Unsec.
3.600%, 03/01/2016	75,000	75,429
Union Pacific Corp., Sr. Unsec.
7.000%, 02/01/2016	70,000	70,670

Total Industrials		448,728

Information Technology (3.41%)
Juniper Networks, Inc., Sr. Unsec.
3.100%, 03/15/2016	40,000	40,229
The Western Union Co., Sr. Unsec.
2.375%, 12/10/2015	25,000	25,009
Xerox Corp., Sr. Unsec.
6.400%, 03/15/2016	20,000	20,285

Total Information Technology		85,523

Materials (7.97%)
Eastman Chemical Co., Sr. Unsec.
3.000%, 12/15/2015	100,000	100,072
PPG Industries, Inc., Sr. Unsec.
1.900%, 01/15/2016(a)	100,000	100,136

Total Materials		200,208

Utilities (7.50%)
Alabama Power Co., Sr. Unsec.
5.200%, 01/15/2016(a)	13,000	13,064
Georgia Power Co., Sr. Unsec.
5.250%, 12/15/2015	100,000	100,171
Xcel Energy, Inc., Sr. Unsec.
0.750%, 05/09/2016	75,000	74,990

Total Utilities		188,225

TOTAL CORPORATE BONDS (Cost $2,180,455)		2,179,232

SHORT TERM INVESTMENTS (12.94%)
U.S. Treasury Bill Discount Notes
0.115%, 12/24/2015(b)	325,000	324,980

TOTAL SHORT TERM INVESTMENTS (Cost $324,975)		324,980

TOTAL INVESTMENTS (99.74%) (Cost $2,505,430)		$2,504,212

NET OTHER ASSETS AND LIABILITIES (0.26%)		6,529

NET ASSETS (100.00%)		$2,510,741

12  |  November 30, 2015

ALPS Enhanced Put Write Strategy ETF
Schedule of Investments	November 30, 2015

(a)	All or a portion of this security is being held as collateral for written options.
(b)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

 SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value

WRITTEN PUT OPTIONS
S&P 500® PM Settled Index	12/19/2015	$2,090.00	(11)	$(33,275)
SPDR® S&P 500® ETF Trust	12/19/2015	208.00	(11)	(3,102)
TOTAL WRITTEN PUT OPTIONS (Premiums received $38,126)

				$(36,377)

Common Abbreviations:

S&P - Standard and Poor’s.

SPDR - Standard & Poor’s Depositary Receipt.

See Notes to Financial Statements.

13  |  November 30, 2015

Put Write Funds
Statements of Assets and Liabilities	November 30, 2015

	U.S. Equity High Volatility Put Write Index Fund	ALPS Enhanced Put Write Strategy ETF

ASSETS:
Investments, at value	$49,624,614	$2,504,212
Cash	2,193,879	16,096
Deposits with brokers for written options	419,641	–
Dividends receivable	3,966	28,353

Total Assets	52,242,100	2,548,661

LIABILITIES:
Written options, at value (Proceeds $1,451,726 and $38,126, respectively)	1,011,450	36,377
Payable to adviser	39,735	1,543

Total Liabilities	1,051,185	37,920

NET ASSETS	$51,190,915	$2,510,741

NET ASSETS CONSIST OF:
Paid-in capital	$51,810,004	$2,500,049
Accumulated net investment loss	–	(138)
Accumulated net realized gain/(loss) on investments and written option contracts	(1,018,725)	10,299
Net unrealized appreciation on investments and written option contracts	399,636	531

NET ASSETS	$51,190,915	$2,510,741

INVESTMENTS, AT COST	$49,665,254	$2,505,430

PRICING OF SHARES
Net Assets	$51,190,915	$2,510,741
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,400,000	100,002
Net Asset Value, offering and redemption price per share	$21.33	$25.11

See Notes to Financial Statements.

14  |  November 30, 2015

Put Write Funds
Statements of Operations	For the Year or Period Ended November 30, 2015

	U.S. Equity High Volatility Put Write Index Fund	ALPS Enhanced Put Write Strategy ETF(a)

INVESTMENT INCOME:
Interest	$24,297	$7,262

Total investment income	24,297	7,262

EXPENSES:
Investment adviser fees	502,736	7,400

Total Expenses	502,736	7,400

NET INVESTMENT LOSS	(478,439)	(138)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(8,402,846)	(37,023)
Net realized gain on written option contracts	7,195,327	47,322
Net change in unrealized depreciation on investments	(40,206)	(1,218)
Net change in unrealized appreciation on written option contracts	70,043	1,749

NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	(1,177,682)	10,830

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,656,121)	$10,692

(a)	The ALPS Enhanced Put Write Strategy ETF commenced operations on July 8, 2015.

See Notes to Financial Statements.

15  |  November 30, 2015

U.S. Equity High Volatility Put Write Index Fund
Statements of Changes in Net Assets

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014

OPERATIONS:
Net investment loss	$(478,439)	$(513,141)
Net realized gain/(loss) on investments and written option contracts	(1,207,519)	25,634
Net change in unrealized appreciation on investments and written option contracts	29,837	88,672

Net decrease in net assets resulting from operations	(1,656,121)	(398,835)

DISTRIBUTIONS TO SHAREHOLDERS:
Tax return of capital	(4,785,224)	(5,111,591)

Total distributions	(4,785,224)	(5,111,591)

CAPTIAL SHARE TRANSACTIONS:
Proceeds from sale of shares	14,107,670	70,217,237
Cost of shares redeemed	(8,756,528)	(40,804,701)

Net increase from share transactions	5,351,142	29,412,536

Net increase/(decrease) in net assets	(1,090,203)	23,902,110

NET ASSETS:
Beginning of period	52,281,118	28,379,008

End of period*	$51,190,915	$52,281,118

*Including accumulated net investment loss of:	$–	$(488,795)

OTHER INFORMATION:
CAPTIAL SHARE TRANSACTIONS:
Beginning shares	2,200,002	1,100,002
Shares sold	600,000	2,800,000
Shares redeemed	(400,002)	(1,700,000)

Shares outstanding, end of period	2,400,000	2,200,002

See Notes to Financial Statements.

16  |  November 30, 2015

ALPS Enhanced Put Write Strategy ETF
Statement of Changes in Net Assets

For the Period July 8, 2015 (Commencement of Operations) to November 30, 2015

OPERATIONS:
Net investment loss	$(138)
Net realized gain on investments and written option contracts	10,299
Net change in unrealized appreciation on investments and written option contracts	531

Net increase in net assets resulting from operations	10,692

CAPTIAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,500,049

Net increase from share transactions	2,500,049

Net increase in net assets	2,510,741

NET ASSETS:
Beginning of period	–

End of period*	$2,510,741

*Including accumulated net investment loss of:	$(138)

OTHER INFORMATION:
CAPTIAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	100,002

Shares outstanding, end of period	100,002

See Notes to Financial Statements.

17  |  November 30, 2015

U.S. Equity High Volatility Put Write Index Fund
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Period February 28, 2013 (Commencement of Operations) to November 30, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$23.76	$25.80	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.21)	(0.22)	(0.18)
Net realized and unrealized gain/(loss)	(0.15)	0.42	2.50

Total from investment operations	(0.36)	0.20	2.32

DISTRIBUTIONS:
From net investment income	–	–	(1.52)
Tax return of capital	(2.07)	(2.24)	–

Total distributions	(2.07)	(2.24)	(1.52)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.43)	(2.04)	0.80

NET ASSET VALUE, END OF PERIOD	$21.33	$23.76	$25.80

TOTAL RETURN(b)	(1.70%)	0.84%	9.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$51,191	$52,281	$28,379

Ratio of expenses to average net assets	0.95%	0.95%	0.95%(c)
Ratio of net investment loss to average net assets	(0.90%)	(0.92%)	(0.92%)(c)
Portfolio turnover rate(d)	0%(e)	0%	0%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)

The Fund did not hold long positions at the end of the first 11 months of the fiscal year as part of carrying out the Fund’s principal investment strategy. At November 30, 2015, the Fund held one long position which was sold within 60 days of purchase and excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

18  |  November 30, 2015

ALPS Enhanced Put Write Strategy ETF
Financial Highlights	For a Share Outstanding Throughout the Period Presented

For the Period
July 8, 2015
(Commencement
of Operations)
to November 30,
2015

NET ASSET VALUE, BEGINNING OF PERIOD	$25.09

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00)(b)
Net realized and unrealized gain	0.02

Total from investment operations	0.02

NET INCREASE IN NET ASSET VALUE	0.02

NET ASSET VALUE, END OF PERIOD	$25.11

TOTAL RETURN(c)	0.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,511

Ratio of expenses to average net assets	0.75%(d)
Ratio of net investment loss to average net assets	(0.01%)(d)
Portfolio turnover rate(e)	185%

(a)	Based on average shares outstanding during the period.
(b)	Less than ($0.005)
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

19  |  November 30, 2015

Put Write Funds
Notes to Financial Statements	November 30, 2015

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2015, the Trust consists of twenty-one separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the U.S. Equity High Volatility Put Write Index Fund and the ALPS Enhanced Put Write Strategy ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the U.S. Equity High Volatility Put Write Index Fund is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the NYSE Arca U.S. Equity High Volatility Put Write IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a portfolio of exchange-traded put options on highly volatile stocks. The investment objective of the ALPS Enhanced Put Write Strategy ETF is to seek total return, with an emphasis on income as the source of that total return. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Shares of the Funds (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares, at net asset value (“NAV”), in blocks of 100,000 Shares for the U.S. Equity High Volatility Put Write Index Fund and 50,000 shares for the ALPS Enhanced Put Write Strategy ETF, each of which is called a “Creation Unit.” Creation Units of each Fund are issued and redeemed for cash. Except when aggregated in Creation Units, Shares are not redeemable securities of either Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV is computed by dividing the value of the Funds’ portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market. Treasury Bills are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s listed put options are valued at the mean of the most recent bid and ask prices.

Fixed-income obligations are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally

20  |  November 30, 2015

Put Write Funds
Notes to Financial Statements	November 30, 2015

suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value each Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy. Treasury Bills and Treasury Notes are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service and are categorized as Level 2 in the hierarchy, due to their active trading, short-term maturity and liquidity. Listed put options are valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service and are categorized as Level 1 in the hierarchy, due to their active trading and short-term expiration.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

21  |  November 30, 2015

Put Write Funds
Notes to Financial Statements	November 30, 2015

The following is a summary of the inputs used to value each Fund’s investments at November 30, 2015:

U.S. Equity High Volatility Put Write Index Fund

	Level 1 -	Level 2 - Other	Level 3 - Significant
	Unadjusted Quoted	Significant	Unobservable
Investments in Securities at Value	Prices	Observable Inputs	Inputs	Total

Common Stocks	$126,840	$–	$–	$126,840
Government Bond	–	5,001,660	–	5,001,660
Short Term Investments	–	44,496,114	–	44,496,114

Total	$126,840	$49,497,774	$–	$49,624,614

Other Financial Instruments*

Liabilities
Written Option Contracts	$(421,817)	$(589,633)	$–	$(1,011,450)

Total	$(421,817)	$(589,633)	$–	$(1,011,450)

ALPS Enhanced Put Write Strategy ETF

	Level 1 -	Level 2 - Other	Level 3 -Significant
	Unadjusted Quoted	Significant	Unobservable
Investments in Securities at Value	Prices	Observable Inputs	Inputs	Total
Corporate Bonds**	$–	$2,179,232	$–	$2,179,232
Short Term Investments	–	324,980	–	324,980

Total	$–	$2,504,212	$–	$2,504,212

Other Financial Instruments*

Liabilities
Written Option Contracts	$(3,102)	$(33,275)	$–	$(36,377)

Total	$(3,102)	$(33,275)	$–	$(36,377)

*	Other financial instruments are instruments not reflected in the Schedule of Investments, such as written options.
**	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year or period ended November 30, 2015, none of the Funds had any transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

For the U.S. Equity High Volatility Put Write Index Fund, dividends from net investment income, if any, and any net short-term capital gains are distributed to shareholders following each 60 day period. Any other net income or capital gains will be distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund intends to distribute, at the end of each 60-day period out of net investment income and/or net short-term capital gains, an amount of cash equal to 1.5% of the Fund’s net assets at the end of such 60-day period. If the Fund’s net investment income and net short-term

22  |  November 30, 2015

Put Write Funds
Notes to Financial Statements	November 30, 2015

capital gains are insufficient to support a 1.5% distribution in any 60-day period, the distribution will be reduced by the amount of the shortfall. As a result of the Fund’s investment strategy, it is not expected that the Fund will have income from long-term capital gains.

For the ALPS Enhanced Put Write Strategy ETF, dividends from net investment income, if any, and any net short-term capital gains are distributed to shareholders quarterly. Any other net income or gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year or period ended November 30, 2015, the Funds made the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

		Accumulated Net	Accumulated Net Realized
Fund	Paid-in Capital	Investment Loss	Gain/(Loss) on Investments

U.S. Equity High Volatility Put Write Index Fund	$(1,156,028)	$967,234	$188,794
ALPS Enhanced Put Write Strategy ETF	–	–	–

Included with amounts reclassified was a net operating loss offset to paid-in capital of $478,439 for the U.S. Equity High Volatility Put Write Index Fund.

The tax character of the distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

Tax Return of Capital
November 30, 2015
U.S. Equity High Volatility Put Write Index Fund	$4,785,224
November 30, 2014
U.S. Equity High Volatility Put Write Index Fund	$5,111,591

As of the period ended November 30, 2015 the ALPS Enhanced Put Write Strategy ETF paid no distributions.

As of November 30, 2015, the components of distributable earnings on a tax basis for the Funds were as follows:

	U.S. Equity High	ALPS Enhanced
	Volatility Put Write	Put Write Strategy
	Index Fund	ETF

Accumulated net realized gain/(loss) on investments	$(1,018,725)	$11,861
Net unrealized appreciation on investments	399,636	531
Other accumulated losses	–	(1,700)

Total	$(619,089)	$10,692

At November 30, 2015 the U.S. Equity High Volatility Put Write Index Fund post-enactment capital losses deferred to the next tax year were as follows:

Fund	Short-Term
U.S. Equity High Volatility Put Write Index Fund	$1,018,725

The ALPS Enhanced Put Write Strategy ETF elects to defer to the period ending November 30, 2016, late year ordinary losses in the amount of $138.

23  |  November 30, 2015

Put Write Funds
Notes to Financial Statements	November 30, 2015

As of November 30, 2015, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	U.S. Equity High
	Volatility Put Write	ALPS Enhanced Put
	Index Fund	Write Strategy ETF

Gross appreciation (excess of value over tax cost)	$81	$99
Gross depreciation (excess of tax cost over value)	(40,721)	(1,317)
Net appreciation of derivatives	440,276	1,749

Net unrealized appreciation/ (depreciation)	399,636	531

Cost of investments for income tax purposes	$49,665,254	$2,505,430

F. Income Taxes

No provision for income taxes are included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year or period ended November 30, 2015, none of the Funds had a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years for the U.S. Equity High Volatility Put Write Index Fund have incorporated no uncertain tax positions that require a provision for income taxes. Being that the ALPS Enhanced Put Write Strategy ETF commenced operations on July 8, 2015, no tax returns have been filed as of the date of this report.

G. Derivative Instruments and Hedging Activities

The following discloses the Funds’ use of derivative instruments and hedging activities.

Each Fund’s investment objective permits the Funds to purchase derivative contracts including written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral that has been pledged to cover derivative obligations of each Fund and cash collateral received from the counterparty and non-cash collateral pledged by each Fund, if any, is noted in each Fund’s Schedule of Investments.

A written put option on an asset by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Market Risk Factors: In pursuit of each Fund’s investment objectives, the Funds will use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: The value of the options sold by each Fund is based on the value of the instruments directly or indirectly underlying such options. Accordingly, the Funds are exposed to equity risk, which is the risk that the value of the underlying stocks or ETFs underlying options written by each Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stocks or ETFs participate, or factors relating to specific companies. In such event, the value of the options sold by each Fund will likely decline. Additionally, if the value of the stocks or ETFs underlying the options sold by each Fund increases, a Fund’s returns will not increase accordingly.

24  |  November 30, 2015

Put Write Funds
Notes to Financial Statements	November 30, 2015

Put Option Risk: Options are generally subject to volatile swings in price based on changes in value of the underlying instrument, and the options written by the U.S. Equity High Volatility Put Write Index Fund may be particularly subject to this risk because the underlying stocks are selected by the Index Provider to have high volatility. The Funds will incur a form of economic leverage through their use of options, which will increase the volatility of the Funds’ returns and may increase the risk of loss to the Funds. While the Funds will collect premiums on the options they write, each Fund’s risk of loss if one or more of their options is exercised and expires in-the-money may substantially outweigh the gains to each Fund from the receipt of such option premiums. The Funds will either earmark or segregate sufficient liquid assets to cover their obligations under each option on an ongoing basis. Moreover, the options sold by each Fund may have imperfect correlation to the returns of their underlying stocks or ETFs.

Implied Volatility Risk: When each Fund sells a listed put option, it gains the amount of the premium it receives, but also incurs a corresponding liability representing the value of the option it has sold (until the option is exercised and finishes in the money or expires worthless). The value of the options in which the Funds invest is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks or ETFs do not change), which will result in a corresponding increase in the liabilities of the each Fund under such options and thus decrease the Fund’s NAV. The Funds are therefore exposed to implied volatility risk before the options expire or are exercised. This is the risk that the value of the implied volatility of the options sold by a Fund will increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies.

U.S. Equity High Volatility Put Write Index Fund:

Transactions in written option contracts during the year ended November 30, 2015, were as follows:

	Written Put Options
	Number of Contracts	Premiums

Options outstanding at November 30, 2014	(13,222)	$1,557,8555
Options written	(94,800)	9,256,176
Options exercised	20,757	(1,621,430)
Options expired	71,810	(7,384,076)
Options closed	3,638	(356,799)

Options outstanding at November 30, 2015	(11,817)	1,451,725

Market Value at November 30, 2015		$(1,011,450)

ALPS Enhanced Put Write Strategy ETF:

Transactions in written option contracts during the period ended November 30, 2015, were as follows:

	Written Put Options
	Number of Contracts	Premiums

Options outstanding at July 8, 2015	0	$0
Options written	(177)	257,936
Options exercised	30	(7,440)
Options expired	92	(121,062)
Options closed	33	(91,308)

Options outstanding at November 30, 2015	(22)	38,126

Market Value at November 30, 2015		$(36,377)

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Put Write Funds
Notes to Financial Statements	November 30, 2015

The effect of derivatives instruments on the Statement of Assets and Liabilities as of November 30, 2015:

	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value

U.S. Equity High Volatility Put Write Index Fund
Equity Contracts (Written Options)	Options written, at value	$1,011,450

		$1,011,450

ALPS Enhanced Put Write Strategy ETF
Equity Contracts (Written Options)	Options written, at value	$36,377

		$36,377

The effect of derivatives instruments on the Statement of Operations for the year or period ended November 30, 2015:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income

U.S. Equity High Volatility Put Write Index Fund
Equity Contracts (Written Options)	Net realized gain on written option contracts/Net change in unrealized depreciation on written option contracts	$7,195,327	$70,043

Total		$7,195,327	$70,043

ALPS Enhanced Put Write Strategy ETF
Equity Contracts (Written Options)	Net realized gain on written option contracts/Net change in unrealized depreciation on written option contracts	$47,322	$1,749

Total		$47,322	$1,749

The average written option contracts volume for the U.S. High Volatility Put Write Index Fund and ALPS Enhanced Put Write Strategy Fund were 15,356 and 27, respectively, during the year or period ended November 30, 2015.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly as a percentage of each Fund’s average daily net assets at the annual rate set forth below. From time to time, the Investment Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
U.S. Equity High Volatility Put Write Index	0.95%
ALPS Enhanced Put Write Strategy ETF	0.75%

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of each Fund, including the fees of the Sub-Adviser and the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed pay substantially all each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

26  |  November 30, 2015

Put Write Funds
Notes to Financial Statements	November 30, 2015

Rich Investment Solutions, LLC acts as each Fund’s sub-adviser (“Sub-Adviser”) pursuant to a sub-advisory agreement with the Adviser (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, on a monthly basis, a portion of the advisory fees it receives from the Fund, as a percentage of each Fund’s average daily net assets at the annual rate set forth below.

Fund	Advisory Fee
U.S. Equity High Volatility Put Write Index	0.80%
ALPS Enhanced Put Write Strategy ETF	0.60%

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year or period ended November 30, 2015, the cost of purchases and proceeds from sales of common stock related to exercised written put options were as follows:

Fund	Purchases	Sales
U.S. Equity High Volatility Put Write Index Fund	$62,447,870	$53,880,044
ALPS Enhanced Put Write Strategy ETF	6,030,148	3,791,791

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund on a cash basis only in Creation Unit size aggregations of 100,000 Shares for the U.S. Equity High Volatility Put Write Index Fund and 50,000 shares for the ALPS Enhanced Put Write Strategy ETF. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund.

27  |  November 30, 2015

Put Write Funds
Additional Information	November 30, 2015 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

LICENSING AGREEMENT

The U.S. Equity High Volatility Put Write Index Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext or its affiliates (“NYSE Euronext”). NYSE Euronext makes no representation or warranty regarding the advisability of investing in securities generally, in The U.S. Equity High Volatility Put Write Index Fund particularly, or the ability of the NYSE Arca U.S. Equity High Volatility Put Write IndexSM to track general stock market performance.

NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE ARCA U.S. EQUITY HIGH VOLATILITY PUT WRITE INDEXSM OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS), EVEN IF NOTIFIED OF THE POSSIBLIITY OF SUCH DAMAGES.

28  |  November 30, 2015

Put Write Funds
Board Considerations Regarding Approval of Investment Advisory Agreements and Investment Sub-Advisory Agreements	November 30, 2015 (Unaudited)

U.S. High Volatility Put Write Index Fund

At an in-person meeting held on June 8, 2015, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) and the Sub-Advisory Agreement with Rich Investment Solutions, LLC (the “Sub-Adviser”) with respect to the U.S. High Volatility Put Write Index Fund (“HVPW” or “the Fund”). The Independent Trustees also met separately to consider the Advisory and Sub-Advisory Agreements.

In evaluating the Investment Advisory Agreements with respect to the Fund, the Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to the Fund; (iv) the extent which economies of scale would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders and (v) any additional benefits and other considerations.

The Trustees reviewed information on the performance of the Fund and its benchmark. The Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Trustees noted that the advisory fee rate for HPVW is higher than the median of its Strategic Insight expense group. With respect to HVPW, the Trustees took into account, among other things, HVPW’s unique strategy relative to the peer group and other supplemental information provided by the sub-adviser.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to the Adviser because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to the Fund the information provided by the Adviser about the costs and profitability of the Adviser with respect to the Fund. The Trustees reviewed and noted the relatively small sizes of the Fund and concluded that the Adviser was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Advisory Agreement, the Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The Trustees discussed the Sub-Advisory Agreement with respect to HVPW.

In evaluating the Sub-Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Sub-Adviser with respect to HVPW under the Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by HVPW compared to those of similar funds managed by other investment advisers; (iii) the profitability to the Sub-Adviser of its sub-advisory relationship with HVPW and reasonableness of compensation to the Sub-Adviser; (iv) the extent to which economies of scale would be realized if, and as HVPW’s assets increase, and whether the fee level in the Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by the Sub-Adviser under the Sub-Advisory Agreement, the Trustees considered and reviewed information concerning the services to be provided under the Sub-Advisory Agreement, the investment parameters of the index for HVPW, financial information regarding the Sub-Adviser, information describing the Sub-Adviser’ current organizations and the background

29  |  November 30, 2015

Put Write Funds
Board Considerations Regarding Approval of Investment Advisory Agreements and Investment Sub-Advisory Agreements	November 30, 2015 (Unaudited)

and experience of the persons responsible for the day-to-day management of the HVPW, and the anticipated financial support of HVPW. Based upon their review, the Trustees concluded that the Sub-Adviser was qualified to oversee the portfolio management of HVPW and that the services provided by the Sub-Adviser to HVPW are satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Sub-Adviser, the Trustees considered the resources involved in managing HVPW. Based on their review, the Trustees concluded that the profitability of HVPW to the Sub-Adviser was not unreasonable.

The Trustees noted that the advisory fee for services provided to HVPW was 0.95% of HVPW’s average daily net assets. The Trustees noted that out of the Adviser’s unitary fee, the Adviser pays the Sub-Adviser a sub-advisory fee for services provided to HVPW by the Sub-Adviser of 0.80% of HVPW’s average daily net assets. The Trustees considered the reasonableness of the fee split between the Adviser and the Sub-Adviser, taking into account the services provided and expenses assumed by the Sub-Adviser. Based on consideration of all factors deemed relevant by them, the Trustees concluded that the sub-advisory fee for the Sub-Advisory Agreement was reasonable under the circumstances and in light of the quality of services provided.

The Trustees also considered other benefits that may be realized by the Sub-Adviser from its relationship with HVPW and concluded that the sub-advisory fees were reasonable taking into account such benefits.

The Trustees considered the extent to which economies of scale would be realized as HVPW grows in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Funds’ investors. The Trustees concluded that economies of scale were not being achieved for HVPW.

In voting to approve the Sub-Advisory Agreement, the Trustees concluded that the terms of the Sub-Advisory Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

ALPS Enhanced Put Write Strategy ETF

At an in-person meeting held on March 9, 2015, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) and the Sub-Advisory Agreement with Rich Investment Solutions, LLC (the “Sub-Adviser”) with respect to the ALPS Enhanced Put Write Strategy ETF (“PUTX” or “the Fund”). The Independent Trustees also met separately to consider the Advisory and Sub-Advisory Agreements (together, “the New Series Agreements.

In evaluating the New Series Agreements, the Trustees considered various factors, including (i) the nature, extent and quality of the services expected to be provided by the Adviser and the Sub-Adviser with respect to PUTX under the New Series Agreements, as applicable, (ii) the advisory fees and other expenses proposed to be paid by the PUTX compared to those of similar funds managed by other investment advisers (ii) the expected profitability to the Adviser of its proposed advisory relationships with the PUTX and reasonableness of compensation to the Adviser; (iii) the extent to which economies of scale would be realized if and as the Fund’s assets increase and whether the fee level in the New Series Agreements reflects these economies of scale; and (iv) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser under the New Series Agreements, as applicable, the Trustees considered and reviewed information concerning the services proposed to be provided under the New Series Agreements, the strategy for PUTX, financial information regarding the Adviser, its parent company, information describing the Adviser’s current organizations and the background and experience of the persons who would be responsible for the day-to-day management of PUTX, the anticipated financial support of PUTX, and the nature and quality of services provided to other ETFs, open-end and closed-end funds by the Adviser. Based upon their review, the Trustees concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser and the Sub-Adviser to PUTX, as applicable, are expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Adviser and the Sub-Adviser, the Trustees considered the resources involved in managing PUTX as well as the fact that the Adviser agreed to pay all of PUTX’s’ expenses (except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the PUTX’s business) out of the unitary advisory fee. Based on its review, the Trustees concluded that the expected profitability of PUTX to the Adviser and Sub-Adviser was not unreasonable.

30  |  November 30, 2015

Put Write Funds
Board Considerations Regarding Approval of Investment Advisory Agreements and Investment Sub-Advisory Agreements	November 30, 2015 (Unaudited)

The Trustees also reviewed comparative fee and expense data provided by Strategic Insight regarding PUTX. The Trustees noted the services to be provided by the Adviser for the annual advisory fee of 0.75% of the Fund’s average daily net assets. The Trustees also considered that the advisory fee was a unitary one and that, as set forth above, the Adviser had agreed to pay all of PUTX’s expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of PUTX’s business) out of the unitary fee. The Trustees considered that, taking into account the impact of the PUTX’s unitary advisory fee, PUTX’s expense ratio was lower than the median of its Strategic Insight peer group. Based on the foregoing and the other information available to them, the Trustees concluded that the advisory fee for PUTX was reasonable under the circumstances and in light of the quality of services provided.

The Trustees also considered other benefits that may be realized by the Adviser and Sub-Adviser from their relationships with PUTX and concluded that the advisory and sub-advisory fees were reasonable taking into account such benefits.

The Trustees considered the extent to which economies of scale would be realized as PUTX grows and whether the advisory fee levels reflect a reasonable sharing of such economies of scale for the benefit of PUTX’s investors. Because PUTX is newly organized, the Trustees reviewed PUTX’s proposed unitary advisory fee and anticipated expenses and determined to review economies of scale in the future when PUTX had attracted assets.

In voting to approve the New Series Agreements, the Trustees, concluded that the terms of the New Series Agreements are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment, The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

31  |  November 30, 2015

Put Write Funds
Trustees & Officers	November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	46	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002- present; Board Member, Prosci, Inc. (private business services), 2013-present; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for- profit organization).

				24	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund).
*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

32  |  November 30, 2015

Put Write Funds
Trustees & Officers	November 30, 2015 (Unaudited)

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”), and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				34	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund (1 fund)
*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

33  |  November 30, 2015

Put Write Funds
Trustees & Officers	November 30, 2015 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS of Fund Services, Inc.

Ms. Nelson joined AAI’s parent company, ALPS Holdings, Inc. in January 2003. Ms. Nelson currently is also the Chief Compliance Officer of Principal Real Estate Income Fund, and as of December 2015, the Chief Compliance Officer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Clough Funds Trust and Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Abigail J. Murray, 1975	Secretary	Since June 2015

Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Murray is also the Secretary of The Caldwell & Orkin Funds, Inc., Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Funds Trust.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of the Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

34  |  November 30, 2015

Intentionally Left Blank

November 30, 2015

annual
REPORT

Sprott Gold Miners ETF (NYSE ARCA: SGDM)

Sprott Junior Gold Miners ETF (NYSE ARCA: SGDJ)

An ALPS Advisors Solution

ALPS
A DST Company

table of

www.alpsfunds.com

Sprott Gold Miners ETF

Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

Sprott Gold Miners ETF (the “Fund”) employs a “passive management”—or indexing—investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Sprott Zacks Gold Miners Index (the “Underlying Index”).

The Underlying Index was created by Zacks Index Services to provide a means of generally tracking the performance of gold and silver mining companies whose stocks are traded on major U.S. exchanges. The Underlying Index uses a transparent, rules-based methodology that is designed to identify 25 gold stocks with the highest beta† to the spot price of gold, with each stock’s weighting in the index adjusted based on its quarterly revenue growth on a year-over-year basis and the quality of its balance sheet, as measured by long-term debt to equity. The Underlying Index is rebalanced on a quarterly basis to incorporate the latest financial data into the screening process. The Underlying Index may also invest to a lesser degree in silver companies that meet the above criteria.

Performance Overview

Sprott Gold Miners ETF (SGDM) (the “Fund”) for the one-year period ended November 30, 2015 generated a total return of -25.44%, in-line with the Sprott Zacks Gold Miners Index (the “Fund’s Underlying Index”), which returned -24.88%. The Fund’s Underlying Index emphasizes companies with the highest historical sensitivity to the price of gold, the highest relative revenue growth and the lowest relative long-term debt to equity. We believe these are important factors in determining the long-run success of senior gold miners.

Gold stocks were negatively impacted by a lower price for gold which weighed on company revenue and profitability. The price for gold fell approximately 10% over the year hurt by a stronger U.S. dollar versus a number of other currencies and ongoing concerns about the Federal Reserve raising interest rates for the first time since 2006. Strength in equity markets during most of the period also dampened investor interest in gold and gold stocks as a portfolio diversifier. While interest and demand for gold declined among investors in Western markets, interest from investors in Eastern markets and central banks remained buoyant over the period. Investors and institutions in countries such as China and India continue to accumulate significant amounts of gold. For example, withdrawals of gold from the Shanghai Gold Exchange—a barometer of Chinese investment and retail demand—totaled 2,210 tonnes year to date to November 6, 2015 which has already exceeded the full year record of 2,197 tonnes recorded in 2013.1

In response to the lower gold price, we continue to see gold mining companies restructure their businesses to reduce costs. Mining projects with marginal economic forecasts are being shelved and many are reducing their debt loads by selling non-core assets and entering into streaming financing deals whereby they pre-sell a portion of their future gold production in exchange for a lump sum of capital. Franco-Nevada Corp., a leading royalty and streaming company, and one of the top holdings in the Fund since its inception, has been very active with new financings. Many analysts believe they are negotiating these streaming deals on very favorable terms because of their relative position of strength. This optimism has helped Franco-Nevada outperform traditional gold mining stocks by a wide margin during the period.

Looking forward, we continue to believe the Index’s methodology of emphasizing companies with the highest relative revenue growth and lowest relative long-term debt to equity will provide exposure to higher-quality gold companies with stronger production results and the financial strength to take advantage of opportunities in the sector.

[1]	Bullionstar.com - November 16, 2015

Performance (as of November 30, 2015)

	1 Year	Since Inception^
Sprott Gold Miners ETF - NAV	-25.44%	-37.71%
Sprott Gold Miners ETF - Market Price*	-25.59%	-37.67%
Sprott Zacks Gold Miners Total Return Index	-24.88%	-37.28%

Total Expense Ratio (per the current prospectus) 0.57%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.215.1425.

1  |  November 30, 2015

Sprott Gold Miners ETF

Performance Overview	November 30, 2015 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

†	Beta is defined as a sensitivity measure based on regression against the spot gold price movement during the trailing 36 months.

^	The Fund Commencement date is July 15, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Sprott Zacks Gold Miners Total Return Index is comprised of approximately 25 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stock is listed on a major U.S. exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is concentrated in the gold and silver mining industry. As a result, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility.

Fund investing in foreign and emerging markets will also generally experience greater price volatility.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Sprott Gold Miners ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Sprott Gold Miners ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Sprott or Zacks Index Services, a division of Zacks Investment Management.

2  |  November 30, 2015

Sprott Gold Miners ETF

Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)

Agnico Eagle Mines Ltd.	14.85%
Franco-Nevada Corp.	14.80%
Goldcorp, Inc.	14.72%
Royal Gold, Inc.	4.78%
Newmont Mining Corp.	4.64%
Barrick Gold Corp.	4.47%
Randgold Resources Ltd., ADR	4.34%
Yamana Gold, Inc.	4.31%
Eldorado Gold Corp.	3.63%
AngloGold Ashanti Ltd., Sponsored ADR	2.65%
Total % of Top 10 Holdings	73.19%

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

Country Allocation* (as of November 30, 2015)

Canada	78.07%
United States	10.31%
South Africa	7.28%
Jersey	4.34%
Total	100.00%

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  |  November 30, 2015

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

Sprott Junior Gold Miners ETF (the “Fund”) employs a “passive management”—or indexing—investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Sprott Zacks Junior Gold Miners Index (the “Underlying Index”).

The Underlying Index was created by Zacks Index Services to provide a means of generally tracking the performance of “junior” gold and silver mining companies whose stocks are traded on major U.S. or Canadian exchanges. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. The Underlying Index uses a transparent, rules-based methodology that is designed to identify between 30 to 40 junior gold stocks with market capitalization between $250 million and $2 billion. Excluding companies with market capitalization below $250 million aims to exclude very early stage exploration companies whose historical success rate is low. Each stock’s weighting in the Index is adjusted based on 2 company factors: 1) Revenue Growth and 2) Price Momentum. The Index is reconstituted on a semi-annual basis, in November and May, to incorporate the latest factor scores into the selection and weighting process. The Index can also invest to a lesser degree in junior silver companies that meet the above criteria.

Performance Overview

Sprott Junior Gold Miners ETF (SGDJ) (the “Fund”) for the period from March 31 to November 30, 2015 generated a total return of -18.73%, in-line with the Sprott Zacks Junior Gold Miners Index (the “Fund’s Underlying Index”), which returned -18.27%. The Fund’s Underlying Index emphasizes companies with the highest historical revenue growth and the strongest relative stock price momentum. We believe these are important factors in determining the long-run success of junior gold miners.

Gold stocks were negatively impacted by a lower price for gold. The price for gold fell approximately 10% over the period hurt by a stronger U.S. dollar versus a number of other currencies and ongoing concerns about the Federal Reserve raising interest rates for the first time since 2006. Strength in equity markets during most of the period also dampened investor interest in gold and gold stocks as a portfolio diversifier. While interest and demand for gold declined among investors in Western markets, interest from investors in Eastern markets and central banks remained buoyant over the period. Investors and institutions in countries such as China and India continue to accumulate significant amounts of gold. For example, withdrawals of gold from the Shanghai Gold Exchange—a barometer of Chinese investment and retail demand—totaled 2,210 tonnes year to date to November 6, 2015 which has already exceeded the full year record of 2,197 tonnes recorded in 2013.1

Despite the lower gold price and negative sentiment in the sector, junior gold stocks outperformed their larger counterparts for the period, driven primarily by company specific factors. Companies such as Centerra Gold Inc. - the Fund’s top holding for the period -, Silver Standard Resources Inc., Novagold Resources Inc., Pretium Resources Inc., Mag Silver Corp. and Seabridge Gold Inc. all bucked the downtrend and experienced higher share prices during the period. We find this development encouraging as investors looked beyond the lower gold price and focused on the prospects for individual companies as they develop their exploration and mining projects.

[1]	Bullionstar.com - November 16, 2015

Performance (as of November 30, 2015)

Since Inception^
Sprott Junior Gold Miners ETF - NAV	-18.73%
Sprott Junior Gold Miners ETF - Market Price*	-18.78%
Sprott Zacks Junior Gold Miners Total Return Index	-18.27%

Total Expense Ratio (per the current prospectus) 0.57%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.215.1425.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement date is March 31, 2015. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

4  |  November 30, 2015

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2015 (Unaudited)

The Fund is new with limited operating history.

Sprott Zacks Junior Gold Miners Total Return Index is comprised of between 30 to 40 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stocks are listed on a major U.S. or Canadian exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is concentrated in the gold and silver mining industry. As a result, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable. These companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Sprott Junior Gold Miners ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Sprott Junior Gold Miners ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Sprott or Zacks Index Services, a division of Zacks Investment Management.

5  |  November 30, 2015

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)

Detour Gold Corp.	8.86%
Tahoe Resources, Inc.	8.26%
Yamana Gold, Inc.	6.94%
Centerra Gold, Inc.	6.87%
Sibanye Gold Ltd., Sponsored ADR	6.46%
OceanaGold Corp.	6.12%
B2Gold Corp.	4.50%
Osisko Gold Royalties Ltd.	4.39%
New Gold, Inc.	3.97%
Pan American Silver Corp.	3.70%
Total % of Top 10 Holdings	60.07%

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

Country Allocation* (as of November 30, 2015)

Canada	75.70%
United States	12.14%
South Africa	9.92%
Peru	2.24%
Total	100.00%

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6  |  November 30, 2015

Sprott ETFs

Disclosure of Fund Expenses	November 30, 2015 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2015.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account	Ending Account		Expenses Paid
	Value	Value	Expense	During Period
	6/1/15	11/30/15	Ratio(a)	6/1/15 - 11/30/15(b)
Sprott Gold Miners ETF
Actual	$1,000.00	$739.90	0.57%	$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	0.57%	$2.89
Sprott Junior Gold Miners ETF
Actual	$1,000.00	$719.50	0.57%	$2.46
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	0.57%	$2.89

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

7  |  November 30, 2015

Sprott ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF, two of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2015, and as to the Sprott Gold Miners ETF, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period July 15, 2014 (commencement of operations) to November 30, 2014, and as to the Sprott Junior Gold Miners ETF, the related statements of operations and changes in net assets and the financial highlights for the period March 31, 2015 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF of the ALPS ETF Trust as of November 30, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 28, 2016

8  |  November 30, 2015

Sprott Gold Miners ETF

Schedule of Investments	November 30, 2015

Security Description	Shares	Value

COMMON STOCKS (99.73%)
Gold Mining (94.97%)
Agnico Eagle Mines Ltd.	629,267	$16,644,112
Alamos Gold, Inc., Class A	886,709	2,660,127
AngloGold Ashanti Ltd., Sponsored ADR(a)	463,074	2,963,674
Barrick Gold Corp.	682,444	5,009,139
Eldorado Gold Corp.	1,327,572	4,062,370
Franco-Nevada Corp.	346,270	16,589,796
Gold Fields Ltd., Sponsored ADR	1,163,618	2,943,953
Goldcorp, Inc.	1,397,201	16,500,944
Kinross Gold Corp.(a)	1,485,331	2,851,835
New Gold, Inc.(a)	1,239,194	2,738,619
Newmont Mining Corp.	282,600	5,202,666
NOVAGOLD RESOURCES, Inc.(a)	593,065	2,218,063
Pretium Resources, Inc.(a)	348,858	1,880,345
Primero Mining Corp.(a)	1,136,786	2,580,504
Randgold Resources Ltd., ADR	80,308	4,866,665
Royal Gold, Inc.	149,089	5,359,750
Sandstorm Gold Ltd.(a)	943,578	2,491,046
Seabridge Gold, Inc.(a)	237,529	1,876,479
Sibanye Gold Ltd., Sponsored ADR	425,949	2,244,751
Yamana Gold, Inc.	2,298,673	4,827,213

Total Gold Mining		106,512,051

Silver Mining (4.76%)
Coeur Mining, Inc.(a)	299,880	767,693
First Majestic Silver Corp.(a)	315,809	1,054,802
Fortuna Silver Mines, Inc.(a)	357,254	878,845
Silver Standard Resources, Inc.(a)	184,817	970,289
Silver Wheaton Corp.	127,259	1,669,638

Total Silver Mining		5,341,267

TOTAL COMMON STOCKS (Cost $154,281,080)		111,853,318

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.20%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.105%	227,501	227,501

TOTAL SHORT TERM INVESTMENTS (Cost $227,501)			227,501

TOTAL INVESTMENTS (99.93%) (Cost $154,508,581)			$112,080,819

NET OTHER ASSETS AND LIABILITIES (0.07%)			76,784

NET ASSETS (100.00%)			$112,157,603

(a)	Non-income producing security.

Common Abbreviations:

Ltd. - Limited.

ADR - American Depositary Receipt.

See Notes to Financial Statements.

9  |  November 30, 2015

Sprott Junior Gold Miners ETF

Schedule of Investments	November 30, 2015

Security Description	Shares	Value

COMMON STOCKS (99.77%)
Gold Mining (79.56%)
Alacer Gold Corp.(a)	238,894	$459,738
Alamos Gold, Inc., Class A	220,410	661,230
Asanko Gold, Inc.(a)	85,273	128,345
B2Gold Corp.(a)	970,947	1,061,502
Centerra Gold, Inc.	297,999	1,620,033
China Gold International Resources Corp., Ltd.(a)	509,308	713,172
Cia de Minas Buenaventura SAA, ADR	111,331	527,709
Detour Gold Corp.(a)	200,553	2,088,953
Gold Fields Ltd., Sponsored ADR	322,608	816,198
Guyana Goldfields, Inc.(a)	68,567	151,464
IAMGOLD Corp.(a)	167,976	255,323
Kirkland Lake Gold, Inc.(a)	104,695	371,601
Klondex Mines Ltd.(a)	122,204	237,005
Lake Shore Gold Corp.(a)	381,915	274,543
New Gold, Inc.(a)	423,095	935,040
NOVAGOLD RESOURCES, Inc.(a)	135,812	507,937
OceanaGold Corp.	747,064	1,443,278
Osisko Gold Royalties Ltd.	97,661	1,035,516
Premier Gold Mines Ltd.(a)	73,545	122,809
Pretium Resources, Inc.(a)	60,814	327,787
Primero Mining Corp.(a)	139,515	316,699
Sandstorm Gold Ltd.(a)	110,648	292,111
Seabridge Gold, Inc.(a)	22,373	176,747
SEMAFO, Inc.(a)	334,481	788,959
Sibanye Gold Ltd., Sponsored ADR	288,878	1,522,387
Torex Gold Resources, Inc.(a)	325,122	287,277
Yamana Gold, Inc.	778,798	1,635,476

Total Gold Mining		18,758,839

Precious Metals & Minerals (8.25%)
Tahoe Resources, Inc.	221,243	1,946,614

Total Precious Metals & Minerals		1,946,614

Silver Mining (11.96%)
Coeur Mining, Inc.(a)	56,501	144,643
First Majestic Silver Corp.(a)	125,075	417,751
Fortuna Silver Mines, Inc.(a)	105,955	260,649
Hecla Mining Co.	302,379	583,591
MAG Silver Corp.(a)	28,040	194,849
Pan American Silver Corp.	125,438	873,048
Silver Standard Resources, Inc.(a)	65,740	345,135

Total Silver Mining		2,819,666

TOTAL COMMON STOCKS (Cost $25,108,006)		23,525,119

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.19%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.105%	43,785	43,785

TOTAL SHORT TERM INVESTMENTS (Cost $43,785)			43,785

TOTAL INVESTMENTS (99.96%) (Cost $25,151,791)			$23,568,904

NET OTHER ASSETS AND LIABILITIES (0.04%)			10,024

NET ASSETS (100.00%)			$23,578,928

(a)	Non-income producing security.

Common Abbreviations:
Ltd. - Limited.
ADR - American Depositary Receipt.
SAA - Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.

See Notes to Financial Statements.

10  |  November 30, 2015

Sprott ETFs

Statements of Assets and Liabilities	November 30, 2015

	Sprott Gold Miners	Sprott Junior Gold
	ETF	Miners ETF

ASSETS:
Investments, at value	$112,080,819	$23,568,904
Receivable for shares sold	–	2,269
Foreign tax reclaims	70,277	1,342
Dividends receivable	59,808	17,080

Total Assets	112,210,904	23,589,595

LIABILITIES:
Payable to adviser	53,301	10,667

Total Liabilities	53,301	10,667

NET ASSETS	$112,157,603	$23,578,928

NET ASSETS CONSIST OF:
Paid-in capital	$185,676,984	$29,782,950
Accumulated net investment income	996,661	50,828
Accumulated net realized loss on investments and foreign currency transactions	(32,088,280)	(4,674,328)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(42,427,762)	(1,580,522)

NET ASSETS	$112,157,603	$23,578,928

INVESTMENTS, AT COST	$154,508,581	$25,151,791

PRICING OF SHARES
Net Assets	$112,157,603	$23,578,928
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	8,650,000	1,200,000
Net Asset Value, offering and redemption price per share	$12.97	$19.65

See Notes to Financial Statements.

11  |  November 30, 2015

Sprott ETFs

Statements of Operations	For the Year Ended November 30, 2015

	Sprott Gold Miners	Sprott Junior Gold
	ETF	Miners ETF(a)

INVESTMENT INCOME:
Dividends(b)	$1,768,806	$111,166

Total Investment Income	1,768,806	111,166

EXPENSES:
Investment adviser fees	857,406	73,434

Total Expense	857,406	73,434

NET INVESTMENT INCOME	911,400	37,732

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(30,478,711)	(4,015,308)
Net realized loss on foreign currency transactions	(1,862)	(3,961)
Net change in unrealized depreciation on investments	(28,677,091)	(1,582,887)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	–	2,365

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(59,157,664)	(5,599,791)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(58,246,264)	$(5,562,059)

(a)	The Sprott Junior Gold Miners ETF commenced operations on March 31, 2015.
(b)	Net of foreign tax withholding in the amounts of $244,192 and $10,010 respectively.

See Notes to Financial Statements.

12  |  November 30, 2015

Sprott Gold Miners ETF

Statements of Changes in Net Assets

		For the Period
		July 15, 2014
	For the	(Commencement
	Year Ended	of Operations) to
	November 30,	November 30,
	2015	2014

OPERATIONS:
Net investment income	$911,400	$51,960
Net realized loss on investments and foreign currency transactions	(30,480,573)	(3,825,706)
Net change in unrealized depreciation on investments	(28,677,091)	(13,750,671)

Net decrease in net assets resulting from operations	(58,246,264)	(17,524,417)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(277,011)	–

Total distributions	(277,011)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	151,779,023	108,978,762
Cost of shares redeemed	(70,053,767)	(2,498,723)

Net increase from capital share transactions	81,725,256	106,480,039

Net increase in net assets	23,201,981	88,955,622

NET ASSETS:
Beginning of year	88,955,622	–

End of year *	$112,157,603	$88,955,622

*Including accumulated net investment income of:	$996,661	$52,007

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,100,002	–
Shares sold	7,800,000	5,200,002
Shares redeemed	(4,250,002)	(100,000)

Shares outstanding, end of period	8,650,000	5,100,002

See Notes to Financial Statements.

13  |  November 30, 2015

Sprott Junior Gold Miners ETF

Statements of Changes in Net Assets

For the Period
March 31, 2015
(Commencement
of Operations) to
November 30,
2015

OPERATIONS:
Net investment income	$37,732
Net realized loss on investments and foreign currency transactions	(4,019,269)
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,580,522)

Net decrease in net assets resulting from operations	(5,562,059)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	33,407,426
Cost of shares redeemed	(4,266,439)

Net increase from capital share transactions	29,140,987

Net increase in net assets	23,578,928

NET ASSETS:
Beginning of period	–

End of period *	$23,578,928

*Including accumulated net investment income of:	$50,828

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	1,350,002
Shares redeemed	(150,002)

Shares outstanding, end of period	1,200,000

See Notes to Financial Statements.

14  |  November 30, 2015

Sprott Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

		For the Period
		July 15, 2014
	For the Year	(Commencement
	Ended	of Operations) to
	November 30,	November 30,
	2015	2014

NET ASSET VALUE, BEGINNING OF PERIOD	$17.44	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.10	0.02
Net realized and unrealized loss	(4.52)	(7.58)

Total from investment operations	(4.42)	(7.56)

DISTRIBUTIONS:
From net investment income	(0.05)	–

Total distributions	(0.05)	–

Net decrease in net asset value	(4.47)	(7.56)

NET ASSET VALUE, END OF PERIOD	$12.97	$17.44

TOTAL RETURN(b)	(25.44)%	(30.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$112,158	$88,956

Ratio of expenses to average net assets	0.57%	0.57%(c)
Ratio of net investment income to average net assets	0.61%	0.31%(c)
Portfolio turnover rate(d)	78%	36%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

15  |  November 30, 2015

Sprott Junior Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

For the Period
March 31, 2015
(Commencement
of Operations) to
November 30,
2015

NET ASSET VALUE, BEGINNING OF PERIOD	$24.18

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.04
Net realized and unrealized loss	(4.57)

Total from investment operations	(4.53)

Net decrease in net asset value	(4.53)

NET ASSET VALUE, END OF PERIOD	$19.65

TOTAL RETURN(b)	(18.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$23,579

Ratio of expenses to average net assets	0.57%(c)
Ratio of net investment income to average net assets	0.29%(c)
Portfolio turnover rate(d)	71%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

16  |  November 30, 2015

Sprott ETFs

Notes to Financial Statements	November 30, 2015

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2015, the Trust consists of twenty-one separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Sprott Gold Miners ETF is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Sprott Zacks Gold Miners Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The Sprott Gold Miners ETF commenced operations on July 15, 2014.

The investment objective of the Sprott Junior Gold Miners ETF is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Sprott Zacks Junior Gold Miners Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Junior Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The Sprott Junior Gold Miners ETF commenced operations on March 31, 2015.

The Funds’ Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration

17  |  November 30, 2015

Sprott ETFs

Notes to Financial Statements	November 30, 2015

under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments at November 30, 2015:

Sprott Gold Miners ETF

		Level 2 - Other
Investments in Securities at Value	Level - Unadjusted Quoted Prices	Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$111,853,318	$–	$–	$ 111,853,318
Short Term Investments	227,501	–	–	227,501

TOTAL	$112,080,819	$–	$–	$ 112,080,819

18  |  November 30, 2015

Sprott ETFs

Notes to Financial Statements	November 30, 2015

Sprott Junior Gold Miners ETF

		Level 2 - Other
	Level - Unadjusted	Significant Observable	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Inputs	Unobservable Inputs	Total

Common Stocks*	$23,525,119	$–	$–	$ 23,525,119
Short Term Investments	43,785	–	–	43,785

TOTAL	$23,568,904	$–	$–	$ 23,568,904

*   For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year or period ending November 30, 2015, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Gold and Silver Mining Industry Risk

The Underlying Indexes are concentrated in the gold and silver mining industry. As a result, the Funds will be sensitive to changes in, and their performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Competitive pressures may have a significant effect on the financial condition of such companies in the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so a Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect a Fund’s returns. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Economic and political conditions in those countries that are the largest producers of gold may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. The gold and precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which each Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Funds’ investment in them.

D. Foreign Investment Risk

A Fund’s investment in non-U.S. issuers, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of a Fund’s investments or prevent a Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Funds will not enter into transactions to hedge against declines in the value of a Fund’s assets that are denominated in a foreign currency.

Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates.

E. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

F. Concentration Risk

Each Fund seeks to track its respective Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Based on the current composition of the Underlying Indexes, each Fund will be concentrated in the gold and silver mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in each Fund.

19  |  November 30, 2015

Sprott ETFs

Notes to Financial Statements	November 30, 2015

G. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

H. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

I. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year or period ended November 30, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

			Accumulated Net
		Accumulated Net	Realized Loss on
Fund	Paid-in Capital	Investment Income	Investments

Sprott Gold Miners ETF	$(2,567,519)	$310,265	$2,257,254
Sprott Junior Gold Miners ETF	641,963	13,096	(655,059)

The tax character of the distributions paid by the Sprott Gold Miners ETF during the year ended November 30, 2015 was as follows:

Ordinary Income

Sprott Gold Miners ETF	$277,011

As of the period ended November 30, 2014 the Sprott Gold Miners ETF paid no distributions. As of the period ended November 30, 2015 the Sprott Junior Gold Miners ETF paid no distributions.

At November 30, 2015, the Funds had available for tax purposes unused capital loss carryforwards as follows:

Fund	Short-Term	Long-Term

Sprott Gold Miners ETF	$28,783,530	$2,705,264
Sprott Junior Gold Miners ETF	4,276,087	–

As of November 30, 2015, the components of distributable earnings on a tax basis for each Fund were as follows:

		Accumulated net	Net unrealized
	Accumulated net	realized loss on	depreciation on
	investment income	investments	investments	Total

Sprott Gold Miners ETF	1,441,715	$(31,488,794)	$(43,472,302)	$(73,519,381)
Sprott Junior Gold Miners ETF	189,306	(4,276,087)	(2,117,241)	(6,204,022)

20  |  November 30, 2015

Sprott ETFs

Notes to Financial Statements	November 30, 2015

As of November 30, 2015, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

		Sprott Junior Gold Miners
	Sprott Gold Miners ETF	ETF

Gross appreciation (excess of value over tax cost)	$440,477	$765,375
Gross depreciation (excess of tax cost over value)	(43,912,779)	(2,884,981)
Net appreciation of foreign currency & derivatives	–	2,365

Net unrealized appreciation (depreciation)	(43,472,302)	(2,117,241)

Cost of investments for income tax purposes	$155,553,121	$25,688,510

The differences between book-basis and tax-basis are due to the deferral of losses from wash sales and Passive Foreign Investment Company (“PFIC”) adjustments.

J. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year or period ended November 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years for the Sprott Gold Miners ETF have incorporated no uncertain tax positions that require a provision for income taxes. Being that the Sprott Junior Gold Miners ETF commenced operations on March 31, 2015, no tax returns have been filed as of the date of this report.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides, payable on a monthly basis as a percentage of each Fund’s average daily net assets as set forth below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee

Sprott Gold Miners ETF	0.57%
Sprott Junior Gold Miners ETF	0.57%

Out of the unitary management fee, the Adviser pays substantially all expenses for each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses, such as litigation, not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Funds’ expenses and to compensate the Adviser for providing services for the Funds.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator to the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

21  |  November 30, 2015

Sprott ETFs

Notes to Financial Statements	November 30, 2015

4. PURCHASES AND SALES OF SECURITIES

For the year or period ended November 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales

Sprott Gold Miners ETF	$115,582,219	$115,196,923
Sprott Junior Gold Miners ETF	14,356,739	13,173,907

For the year or period ended November 30, 2015, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund		Sales

Sprott Gold Miners ETF	$151,790,820	$70,090,278
Sprott Junior Gold Miners ETF	33,404,084	5,463,606

The Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF had in-kind net realized gain/(loss) of $(1,359,470) and $641,963, respectively.

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

22  |  November 30, 2015

Sprott ETFs

Additional Information	November 30, 2015 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

Pursuant to Section 853(c) of the Internal Revenue Code, the Funds designated the following:

	Foreign Taxes Paid	Foreign Source Income

Sprott Gold Miners ETF	$ 234,648	$ 1,930,730
Sprott Junior Gold Miners ETF	7,182	100,068

The Funds designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	Qualified Dividend Income	Dividend Received Deduction

Sprott Gold Miners ETF	36.84%	6.54%

In early 2015, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

LICENSING AGREEMENTS

Sprott Gold Miners ETF

Zacks Investment Management, Inc. (the “Licensor”) has entered into a license agreement with Sprott Asset Management LP (“Sprott”) to use the “Sprott” name and certain related intellectual property in connection with the underlying index, the Sprott Zacks Gold Miners Index (the “Underlying Index”) (the “Sprott License Agreement”). Pursuant to the Sprott License Agreement, Sprott in turn has entered into a sublicense agreement with ALPS Advisers, Inc. to use the Underlying Index (the “Sublicense Agreement”) in connection with the Sprott Gold Miners ETF (the “Product”).

The following disclosure relates to the Licensor and Sprott:

The Product(s) is not sponsored, endorsed, sold or promoted by ZACKS INVESTMENT MANAGEMENT, INC. (“Licensor”) Licensor makes no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined and composed by Licensor without regard to the Licensee or the owners of the Product(s). Licensor has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining or composing the Index. Licensor shall not be liable to any person for any error in the Index nor shall it be under any obligation to advise any person of any error therein.

The Fund is not sponsored by Sprott. Sprott makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. Sprott has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Sprott is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Sprott has no obligation or liability in connection with the administration or trading of the Fund.

23  |  November 30, 2015

Sprott ETFs

Additional Information	November 30, 2015 (Unaudited)

Sprott does not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein, and Sprott shall have no liability for any errors, omissions, or interruptions therein. Sprott makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. Sprott makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Sprott have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Sprott Junior Gold Miners ETF

Zacks Investment Management, Inc. (the “Licensor”) has entered into a license agreement with Sprott Asset Management LP (“Sprott”) to use the “Sprott” name and certain related intellectual property in connection with the underlying index, the Sprott Zacks Junior Gold Miners Index (the “Underlying Index”) (the “Sprott License Agreement”). Pursuant to the Sprott License Agreement, Sprott in turn has entered into a sublicense agreement with ALPS Advisers, Inc. to use the Underlying Index (the “Sublicense Agreement”) in connection with the Sprott Junior Gold Miners ETF (the “Product”).

The following disclosure relates to the Licensor and Sprott:

The Product(s) is not sponsored, endorsed, sold or promoted by ZACKS INVESTMENT MANAGEMENT, INC. (“Licensor”) Licensor makes no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined and composed by Licensor without regard to the Licensee or the owners of the Product(s). Licensor has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining or composing the Index. Licensor shall not be liable to any person for any error in the Index nor shall it be under any obligation to advise any person of any error therein.

The Fund is not sponsored by Sprott. Sprott makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. Sprott has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Sprott is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Sprott has no obligation or liability in connection with the administration or trading of the Fund.

Sprott does not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein, and Sprott shall have no liability for any errors, omissions, or interruptions therein. Sprott makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. Sprott makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Sprott have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

24  |  November 30, 2015

Sprott ETFs

Trustees & Officers	November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	46	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund);and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002 - present; Board Member, Prosci, Inc. (private business services), 2013 - present; Board Member, Citywide Banks (Colorado community bank) 2014 - present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for- profit organization).

				24	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

25  |  November 30, 2015

Sprott ETFs

Trustees & Officers	November 30, 2015 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”), and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				34	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

26  |  November 30, 2015

Sprott ETFs

Trustees & Officers	November 30, 2015 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS of Fund Services, Inc. Ms. Nelson joined AAI’s parent company, ALPS Holdings, Inc. in January 2003.

Ms. Nelson currently is also the Chief Compliance Officer of Principal Real Estate Income Fund, and as of December 2015, the Chief Compliance Officer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Clough Funds Trust and Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Abigail J. Murray, 1975	Secretary	Since June 2015

Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Murray is also the Secretary of The Caldwell & Orkin Funds, Inc., Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Funds Trust.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of the Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

27  |  November 30, 2015

table of

www.alpsfunds.com

ALPS STOXX Europe 600 ETF
Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The Fund employs a “passive management” – or indexing – investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the STOXX® Europe 600 Index (the “Underlying Index”).

The Underlying Index, compiled by STOXX, is a fixed component benchmark index that consists of the 600 largest developed market stocks of the STOXX Europe Total Market Index, which is an aggregate of the STOXX Total Market country indices representing certain developed market countries within Europe. These countries include Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Each country index aims to represent a broad market by covering 95% of the free-float† market capitalization of the applicable country.

Performance Overview

The ALPS STOXX Europe 600 ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the STOXX® Europe 600 Index (ticker symbol SXXP) (the “Underlying Index”). The Underlying Index consists of the 600 largest developed market stocks in the STOXX Europe Total Market Index, which is an aggregate of the STOXX Total Market country indices representing certain developed market countries within Europe. These countries include Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom

For the one year period ended November 30, 2015, the Fund generated a total return of -3.35%, slightly outperforming the Underlying Index, which returned -3.48% over the same period.

From a macro perspective, drivers influencing returns in Europe included the impact of speculation on a potential U.S. Fed rate hike, global concerns over slowing growth and weak manufacturing figures in China, and instability in oil prices and commodities markets. U.S. dollar strength was a large detractor for a large majority of countries. Leading indicators for industrial activity began to show improvement in most Eurozone economies, and returns were buoyed by accommodative ECB monetary policy.

Following were the top five and bottom five performers in the Underlying Index for the one year period ended, November 30, 2015.

Top 5 Performers*	Total Return % 1 Year
Altice SA	96.25
Vestas Wind Systems	79.56
Rightmove PLC	79.01
Galenica AG- Reg	75.01
Genmab A/S	74.03

Bottom 5 Performers*	Total Return % 1 Year
National Bank of Greece	-96.42
Piraeus Bank S.A.	-72.06
Glencore PLC	-69.06
Anglo American PLC	-68.30
Vallourec SA	-67.83

*Bloomberg data as of 11/30/15

1  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Performance Overview	November 30, 2015 (Unaudited)

Fund Performance (as of November 30, 2015)

	1 Year	Since Inception^
ALPS STOXX Europe 600 ETF – NAV	-3.35%	0.26%
ALPS STOXX Europe 600 ETF – Market Price*	-5.00%	0.14%
STOXX® Europe 600 Net Index USD	-3.48%	0.24%
STOXX® Europe 600 Price Index USD	-5.97%	-2.28%

Total Expense Ratio (per the current prospectus) 0.25%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.299.4056.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

†	Free-float methodology market capitalization is calculated by taking the equity’s price and multiplying it by the number of shares readily available in the market.

^	The Fund commenced investment operations on October 31, 2014.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

STOXX® Europe 600 Index is derived from the STOXX Europe Total Market Index and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the Underlying Index represents large, mid and small capitalization companies across 18 countries of the European region: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is subject to foreign investing risks including currency fluctuations and political uncertainty. Small-cap and mid-cap companies generally will have greater volatility in price than stocks of large companies. Investments concentrated in certain regions, economies, countries, markets, industries or sectors generally will be more volatile.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS STOXX Europe 600 ETF is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the distributor for the ALPS STOXX Europe 600 ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with STOXX Limited, Zurich, Switzerland.

2  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Performance Overview	November 30, 2015 (Unaudited)

Top Ten Holdings* (as of November 30, 2015)

Nestle SA	2.73%
Novartis AG	2.51%
Roche Holding AG	2.18%
HSBC Holdings PLC	1.80%
TOTAL SA	1.38%
Bayer AG	1.27%
British American Tobacco PLC	1.24%
Sanofi	1.23%
BP PLC	1.23%
Novo Nordisk A/S, Class B	1.21%
Top Ten Holdings	16.78%

*	% of Total Investments.

Holdings and sector allocations are subject to change.

Sector Allocation* (as of November 30, 2015)

Growth of $10,000 (as of November 30, 2015)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Disclosure of Fund Expenses	November 30, 2015 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2015.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expense Ratio(a)	Expenses Paid During Period 6/1/15 - 11/30/15(b)

ALPS STOXX Europe 600 ETF
Actual	$1,000.00	$933.60	0.25%	$1.21
Hypothetical (5% return before expenses)	$1,000.00	$1,023.82	0.25%	$1.27

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS STOXX Europe 600 ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlight for the year then ended and for the period October 31, 2014 (commencement of operations) to November 30, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS STOXX Europe 600 ETF of the ALPS ETF Trust as of November 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 31, 2014 (commencement of operations) to November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 28, 2016

5  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

COMMON STOCKS (98.72%)
Australia (0.31%)
BHP Billiton PLC	1,509	$18,111

Total Australia		18,111

Austria (0.32%)
ams AG	45	1,715
ANDRITZ AG	51	2,676
Erste Group Bank AG(a)	219	6,719
IMMOFINANZ AG(a)	682	1,688
OMV AG	104	2,968
Raiffeisen Bank International AG(a)	85	1,330
voestalpine AG	80	2,603

Total Austria		19,699

Belgium (2.08%)
Ackermans & van Haaren NV	15	2,083
Ageas	148	6,475
Anheuser-Busch InBev SA	534	68,804
bpost SA	70	1,701
Cofinimmo SA, REIT	15	1,567
Colruyt SA	45	2,230
Delhaize Group	75	7,514
Groupe Bruxelles Lambert SA	60	4,930
KBC Groep NV	181	10,805
Proximus SADP	100	3,303
Solvay SA	43	4,954
Telenet Group Holding NV(a)	35	1,912
UCB SA	94	8,394
Umicore SA	68	2,812

Total Belgium		127,484

Bermuda (0.08%)
Hiscox, Ltd.	210	3,223
Seadrill, Ltd.(a)	257	1,523

Total Bermuda		4,746

Czech Republic (0.07%)
CEZ a.s.	119	2,163
Komercni banka a.s.	10	2,032

Total Czech Republic		4,195

Denmark (2.74%)
AP Moller-Maersk A/S, Class B(a)	5	7,633
Carlsberg A/S, Class B	75	6,378
Chr. Hansen Holding A/S	70	4,393
Coloplast A/S, B Shares	85	6,898
Danske Bank A/S(a)	494	13,258
DSV A/S	129	5,017
FLSmidth & Co. A/S	35	1,272
Genmab A/S(a)	32	4,124
GN Store Nord A/S	119	2,182
ISS A/S	69	2,407
Jyske Bank A/S(a)	50	2,274
Novo Nordisk A/S, Class B	1,337	73,657
Novozymes A/S, B Shares	155	7,452
Pandora A/S(a)	83	9,839
Sydbank A/S	55	1,805

Security Description	Shares	Value

Denmark (continued)
TDC A/S	584	$3,068
Topdanmark A/S(a)	59	1,640
Tryg A/S	97	1,889
Vestas Wind Systems A/S	160	10,439
William Demant Holding A/S(a)	20	1,920

Total Denmark		167,545

Finland (1.47%)
Amer Sports OYJ	85	2,476
Elisa OYJ	110	4,098
Fortum OYJ	315	4,600
Huhtamaki OYJ	66	2,392
Kesko OYJ, B Shares	50	1,661
Kone OYJ, B Shares	275	11,735
Metso OYJ	80	1,986
Neste OYJ	94	2,709
Nokia OYJ	2,606	18,819
Nokian Renkaat OYJ	95	3,729
Orion OYJ, Class B	70	2,338
Sampo OYJ, A Shares	354	17,549
Stora Enso OYJ, R Shares	410	4,050
UPM-Kymmene OYJ	374	7,140
Wartsila OYJ Abp	110	4,944

Total Finland		90,226

France (14.99%)
Accor SA	150	6,330
Aeroports de Paris	25	2,832
Air France-KLM(a)	180	1,200
Air Liquide SA	239	29,166
Airbus Group SE	414	29,936
Alcatel-Lucent(a)	2,026	7,980
Alstom SA(a)	159	4,941
Arkema SA	46	3,314
Atos	55	4,503
AXA SA	1,490	40,317
BNP Paribas SA	789	46,774
Bollore SA	500	2,302
Bouygues SA	190	7,153
Bureau Veritas SA	155	3,193
Cap Gemini SA	115	10,610
Carrefour SA	389	11,993
Casino Guichard Perrachon SA	40	2,287
Christian Dior SE	40	7,320
Cie de Saint-Gobain	364	16,087
Cie Generale des Etablissements Michelin	135	13,536
CNP Assurances	109	1,518
Credit Agricole SA	808	9,749
Danone SA	430	30,135
Dassault Aviation SA	1	1,114
Dassault Systemes	95	7,561
Edenred	145	3,005
Eiffage SA	55	3,460
Electricite de France SA	209	3,115
Engie SA	1,156	20,140

6  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

France (continued)
Essilor International SA	155	$20,233
Eurazeo SA	31	2,084
Eutelsat Communications SA	106	3,164
Faurecia	34	1,276
Fonciere Des Regions, REIT	20	1,774
Gecina SA, REIT	25	3,019
Groupe Eurotunnel SA	334	4,268
Hermes International	16	5,633
ICADE, REIT	25	1,764
Iliad SA	17	3,792
Imerys SA	25	1,694
Ingenico Group SA	36	4,532
JCDecaux SA	50	1,854
Kering	50	8,640
Klepierre, REIT	114	5,174
Lagardere SCA	75	2,213
Legrand SA	190	11,177
L’Oreal SA	175	30,989
LVMH Moet Hennessy Louis Vuitton SE	195	32,707
Natixis SA	633	3,839
Numericable-SFR SAS(a)	74	3,168
Orange SA	1,433	24,770
Orpea	26	2,047
Pernod Ricard SA	150	17,069
Peugeot SA(a)	325	5,807
Publicis Groupe SA	141	8,897
Remy Cointreau SA	15	1,064
Renault SA	150	15,137
Rexel SA	198	2,712
Rubis SCA	25	1,988
Safran SA	234	17,277
Sanofi	844	75,244
Schneider Electric SE	420	26,625
SCOR SE	129	5,059
SEB SA	20	2,048
Societe BIC SA	20	3,290
Societe Generale SA	564	26,922
Societe Television Francaise 1	85	1,036
Sodexo SA	70	6,920
Suez Environnement Co.	238	4,512
Technicolor SA	210	1,575
Technip SA	79	4,141
Teleperformance	40	3,325
Thales SA	70	5,212
TOTAL SA	1,692	84,021
UBISOFT Entertainment(a)	70	1,960
Unibail-Rodamco SE, REIT	70	17,979
Valeo SA	55	8,516
Vallourec SA	85	874
Veolia Environnement SA	324	7,767
Vinci SA	372	24,195
Vivendi SA	823	17,330
Wendel SA	24	2,860

Security Description	Shares	Value

France (continued)
Zodiac Aerospace	163	$4,414

Total France		917,158

Germany (12.74%)
Aareal Bank AG	39	1,314
adidas AG	150	14,515
Allianz SE	319	56,505
Axel Springer SE	30	1,675
BASF SE	640	52,973
Bayer AG	579	77,263
Bayerische Motoren Werke AG	230	25,103
Beiersdorf AG	70	6,519
Bilfinger SE	35	1,656
Brenntag AG	110	6,010
Commerzbank AG(a)	749	8,246
Continental AG	77	18,606
Daimler AG	708	63,381
Deutsche Bank AG	924	23,728
Deutsche Boerse AG	140	12,009
Deutsche EuroShop AG	35	1,485
Deutsche Lufthansa AG(a)	165	2,365
Deutsche Post AG	679	19,847
Deutsche Telekom AG	2,211	40,775
Deutsche Wohnen AG	195	5,366
Dialog Semiconductor PLC(a)	51	1,904
Duerr AG	14	1,210
E.ON SE	1,432	13,611
Evonik Industries AG	90	3,075
Fraport AG Frankfurt Airport Services Worldwide	25	1,529
Freenet AG	94	3,164
Fresenius Medical Care AG & Co. KGaA	155	12,806
Fresenius SE & Co. KGaA	285	20,925
GEA Group AG	129	5,354
Gerresheimer AG	24	1,874
Hannover Rueck SE	45	5,266
HeidelbergCement AG	100	7,962
HUGO BOSS AG	48	4,158
Infineon Technologies AG	813	12,051
K+S AG	131	3,729
Kabel Deutschland Holding AG	15	1,835
KION Group AG	50	2,475
LANXESS AG	65	3,310
LEG Immobilien AG	36	2,853
Leoni AG	25	962
Linde AG	125	21,824
MAN SE	25	2,481
Merck KGaA	95	9,730
METRO AG	105	3,501
MorphoSys AG(a)	20	1,184
MTU Aero Engines AG	39	3,873
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	100	20,154
OSRAM Licht AG	64	2,702
ProSiebenSat.1 Media AG	159	8,349

7  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

Germany (continued)
Rheinmetall AG	30	$1,904
RWE AG	349	4,015
SAP SE	684	53,905
Siemens AG	542	56,200
STADA Arzneimittel AG	45	1,718
Symrise AG	90	6,091
Telefonica Deutschland Holding AG	374	2,103
ThyssenKrupp AG	314	6,683
TUI AG	342	5,676
United Internet AG	82	4,371
Vonovia SE	323	10,011
Wirecard AG	85	4,164

Total Germany		780,033

Greece (0.05%)
Hellenic Telecommunications Organization SA	175	1,694
National Bank of Greece SA(a)	1,088	93
OPAP SA	155	1,048

Total Greece		2,835

Ireland (1.88%)
Bank of Ireland(a)	19,284	7,192
Beazley PLC	425	2,519
CRH PLC	585	17,214
DCC PLC	65	5,844
Experian PLC	744	13,794
Glanbia PLC	125	2,294
Grafton Group PLC	171	1,758
Kerry Group PLC, Class A	110	8,878
Kingspan Group PLC	101	2,647
Paddy Power PLC	31	3,932
Ryanair Holdings PLC, Sponsored ADR	185	14,227
Shire PLC	430	30,089
Smurfit Kappa Group PLC	165	4,508

Total Ireland		114,896

Italy (3.55%)
Assicurazioni Generali SpA	963	18,314
Atlantia SpA	294	7,766
Azimut Holding SpA	75	1,915
Banca Monte dei Paschi di Siena SpA(a)	1,883	2,956
Banca Popolare dell’Emilia Romagna SC	345	2,652
Banca Popolare di Milano Scarl	2,984	2,891
Banca Popolare di Sondrio Scarl	325	1,480
Banco Popolare SC(a)	260	3,750
Davide Campari-Milano SpA	186	1,634
Enel Green Power SpA	1,108	2,340
Enel SpA	4,996	22,033
Eni SpA	1,882	30,662
EXOR SpA	70	3,137
Finmeccanica SpA(a)	290	4,201
Intesa Sanpaolo SpA	10,133	34,773
Luxottica Group SpA	135	9,029

Security Description	Shares	Value

Italy (continued)
Mediaset SpA	512	$2,251
Mediobanca SpA	429	4,111
Prysmian SpA	145	3,171
Recordati SpA	70	1,740
Saipem SpA(a)	180	1,556
Snam SpA	1,514	7,694
Telecom Italia SpA(a)	7,502	9,702
Terna Rete Elettrica Nazionale SpA	1,014	4,992
UniCredit SpA	4,182	24,545
Unione di Banche Italiane SpA	649	4,416
Unipol Gruppo Finanziario SpA	400	1,994
UnipolSai SpA	599	1,545

Total Italy		217,250

Jersey (0.10%)
Phoenix Group Holdings	160	2,205
Randgold Resources, Ltd.	65	3,957

Total Jersey		6,162

Jordan (0.05%)
Hikma Pharmaceuticals PLC	100	3,261

Total Jordan		3,261

Luxembourg (0.40%)
Altice NV, Class A(a)	223	3,426
ArcelorMittal	728	3,570
B&M European Value Retail SA	450	2,147
Eurofins Scientific SE	5	1,882
RTL Group SA	30	2,624
SES SA	230	6,384
Tenaris SA	335	4,400

Total Luxembourg		24,433

Mexico (0.02%)
Fresnillo PLC	134	1,443

Total Mexico		1,443

Netherlands (4.21%)
Aalberts Industries NV	70	2,311
Aegon NV	1,333	8,163
Akzo Nobel NV	175	12,447
ASM International NV	40	1,599
ASML Holding NV	260	24,028
Boskalis Westminster	60	2,670
Delta Lloyd NV	141	1,015
Gemalto NV	60	3,786
Heineken Holding NV	70	5,507
Heineken NV	155	13,783
ING Groep NV, CVA	2,759	37,881
Koninklijke Ahold NV	512	11,138
Koninklijke DSM NV	130	6,614
Koninklijke KPN NV	2,332	8,872
Koninklijke Philips NV	666	18,211
Koninklijke Vopak NV	46	1,996
NN Group NV	113	3,860
OCI NV(a)	65	1,641
PostNL NV(a)	319	1,066

8  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

Netherlands (continued)
QIAGEN NV(a)	174	$4,621
Randstad Holding NV	89	5,566
Royal Dutch Shell PLC, A Shares	2,714	67,672
SBM Offshore NV(a)	134	1,883
TNT Express NV	339	2,762
Wereldhave NV, REIT	17	951
Wolters Kluwer NV	219	7,567

Total Netherlands		257,610

Norway (0.84%)
DNB ASA	659	8,675
Gjensidige Forsikring ASA	135	2,179
Marine Harvest ASA	219	2,961
Norsk Hydro ASA	978	3,781
Orkla ASA	554	4,501
Schibsted ASA, Class A	59	2,142
Statoil ASA	758	11,723
Telenor ASA	493	8,594
TGS Nopec Geophysical Co. ASA	75	1,442
Yara International ASA	113	5,231

Total Norway		51,229

Portugal (0.22%)
Banco Comercial Portugues SA(a)	30,997	1,657
EDP-Energias de Portugal SA	1,881	6,270
Galp Energia SGPS SA	279	2,968
Jeronimo Martins SGPS SA	175	2,429

Total Portugal		13,324

South Africa (0.15%)
Investec PLC	390	3,319
Mondi PLC	265	6,162

Total South Africa		9,481

Spain (4.86%)
Abertis Infraestructuras SA	329	5,094
ACS Actividades de Construccion y Servicios SA	140	4,566
Aena SA(a)(b)(c)	50	5,671
Amadeus IT Holding SA, A Shares	308	12,354
Banco Bilbao Vizcaya Argentaria SA	4,466	37,069
Banco de Sabadell SA	3,509	6,477
Banco Popular Espanol SA	1,371	4,831
Banco Santander SA	10,079	55,034
Bankia SA	3,178	3,982
Bankinter SA	464	3,359
Bolsas y Mercados Espanoles SHMSF SA	55	1,927
CaixaBank SA	1,681	6,158
Cellnex Telecom SAU(b)(c)	100	1,817
Distribuidora Internacional de Alimentacion SA	429	2,712
Enagas SA	155	4,620
Endesa SA	193	3,993
Ferrovial SA	314	7,438
Gamesa Corp. Tecnologica SA	148	2,591
Gas Natural SDG SA	255	5,516

Security Description	Shares	Value

Spain (continued)
Grifols SA	109	$5,173
Iberdrola SA	3,934	27,561
Industria de Diseno Textil SA	748	26,918
Mapfre SA	714	1,959
Mediaset Espana Comunicacion SA	128	1,470
Merlin Properties Socimi SA, REIT	220	2,740
Red Electrica Corp. SA	80	6,863
Repsol SA	712	9,287
Telefonica SA	3,021	37,265
Viscofan SA	30	1,833
Zardoya Otis SA	120	1,452

Total Spain		297,730

Sweden (4.45%)
Alfa Laval AB	224	4,143
Assa Abloy AB, B Shares	717	15,250
Atlas Copco AB, A Redemption Shares	464	12,438
BillerudKorsnas AB	129	2,466
Boliden AB	185	3,400
Castellum AB	125	1,758
Electrolux AB, Series B	170	4,990
Elekta AB, B Shares	265	2,203
Getinge AB, B Shares	140	3,544
Hennes & Mauritz AB, B Shares	669	24,814
Hexagon AB, B Shares	175	6,350
Hexpol AB	200	2,130
Husqvarna AB, B Shares	290	1,890
ICA Gruppen AB	55	1,937
Industrivarden AB, A Shares	140	2,693
Intrum Justitia AB	55	1,880
Investment AB Kinnevik, B Shares	170	5,230
Investor AB, B Shares	329	12,539
JM AB	55	1,605
Lundin Petroleum AB(a)	166	2,655
Meda AB, A Shares	173	2,083
NCC AB, B Shares	60	1,853
Nordea Bank AB	2,286	25,332
Sandvik AB	799	8,277
Securitas AB, B Shares	230	3,510
Skandinaviska Enskilda Banken AB, A Shares	1,133	12,049
Skanska AB, B Shares	279	5,553
SKF AB, B Shares	274	4,778
Svenska Cellulosa AB SCA, Class B	419	12,087
Svenska Handelsbanken AB, A Shares	1,047	14,093
Swedbank AB, A Shares	663	14,686
Swedish Match AB	145	5,002
Swedish Orphan Biovitrum AB(a)	100	1,581
Tele2 AB, B Shares	224	2,281
Telefonaktiebolaget LM Ericsson, B Shares	2,181	21,243
TeliaSonera AB	1,856	9,110
Trelleborg AB, B Shares	175	3,427

9  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

Sweden (continued)
Volvo AB, B Shares	1,094	$11,314

Total Sweden		272,174

Switzerland (13.93%)
ABB, Ltd.	1,657	31,422
Actelion, Ltd.	74	10,393
Adecco SA	120	8,211
Aryzta AG	65	3,053
Baloise Holding AG	35	4,252
Barry Callebaut AG	1	1,040
Cie Financiere Richemont SA	365	27,317
Clariant AG	209	3,854
Coca-Cola HBC AG	144	3,494
Credit Suisse Group AG	968	20,812
DKSH Holding AG	25	1,549
dorma+kaba Holding AG	3	1,927
Dufry AG(a)	25	2,991
EMS-Chemie Holding AG(a)	5	2,039
Flughafen Zuerich AG	3	2,149
Galenica AG	2	2,924
GAM Holding AG(a)	120	2,082
Geberit AG	25	8,361
Georg Fischer AG	3	1,955
Givaudan SA	5	9,025
Glencore PLC	7,836	11,413
Helvetia Holding AG	5	2,661
Julius Baer Group, Ltd.	160	7,657
Kuehne + Nagel International AG	40	5,408
LafargeHolcim, Ltd.	307	16,411
Logitech International SA(a)	110	1,652
Lonza Group AG	40	6,322
Nestle SA	2,246	166,674
Novartis AG	1,791	153,101
OC Oerlikon Corp. AG	140	1,347
Pargesa Holding SA	20	1,257
Partners Group Holding AG	14	5,055
PSP Swiss Property AG	30	2,489
Roche Holding AG	496	132,816
Schindler Holding AG	30	4,937
SGS SA	4	7,651
Sika AG(a)	2	6,775
Sonova Holding AG	40	5,046
STMicroelectronics NV	474	3,461
Straumann Holding AG	7	2,072
Sulzer AG	15	1,566
Sunrise Communications Group AG(a)(b)(c)	25	1,482
The Swatch Group AG	22	7,736
Swiss Life Holding AG	21	5,297
Swiss Prime Site AG	45	3,366
Swiss Re AG	239	22,777
Swisscom AG	17	8,377
Syngenta AG	63	23,226
UBS Group AG	2,464	47,299
Wolseley PLC	189	10,970

Security Description	Shares	Value

Switzerland (continued)
Zurich Insurance Group AG	105	$27,647

Total Switzerland		852,798

United Kingdom (29.21%)
3i Group PLC	699	5,290
AA PLC	387	1,574
Aberdeen Asset Management PLC	703	3,382
Admiral Group PLC	155	3,784
Aggreko PLC	185	2,800
Amec Foster Wheeler PLC	282	1,849
Amlin PLC	364	3,616
Anglo American PLC	1,003	6,173
Antofagasta PLC	279	2,133
ARM Holdings PLC	1,014	17,166
Ashmore Group PLC	280	1,065
Ashtead Group PLC	364	6,003
Associated British Foods PLC	260	13,886
AstraZeneca PLC	889	60,285
Auto Trader Group PLC(a)(b)(c)	520	3,182
Aviva PLC	2,877	22,164
Babcock International Group PLC	181	2,920
BAE Systems PLC	2,271	17,666
Balfour Beatty PLC(a)	499	1,928
Barclays PLC	11,814	39,714
Barratt Developments PLC	710	6,427
BBA Aviation PLC	314	851
Bellway PLC	90	3,546
Berendsen PLC	125	1,996
Berkeley Group Holdings PLC	94	4,546
Betfair Group PLC	61	3,365
BG Group PLC	2,396	37,223
Booker Group PLC	1,087	2,953
Bovis Homes Group PLC	90	1,291
BP PLC	12,921	74,971
British American Tobacco PLC	1,302	75,849
The British Land Co. PLC, REIT	683	8,579
Britvic PLC	179	1,934
BT Group PLC	5,828	43,576
BTG PLC(a)	263	2,442
Bunzl PLC	240	6,940
Burberry Group PLC	320	6,000
Cable & Wireless Communications PLC	1,878	2,143
Capita PLC	484	9,272
Capital & Counties Properties PLC	534	3,544
Carillion PLC	310	1,472
Carnival PLC	135	7,045
Centrica PLC	3,651	11,993
Close Brothers Group PLC	100	2,143
CNH Industrial NV	709	5,217
Cobham PLC	819	3,742
Compass Group PLC	1,180	20,509
Croda International PLC	100	4,320
Daily Mail & General Trust PLC, Class A	205	2,208
Derwent London PLC, REIT	75	4,259

10  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

United Kingdom (continued)
Diageo PLC	1,748	$50,284
Direct Line Insurance Group PLC	988	6,128
Dixons Carphone PLC	729	5,322
Drax Group PLC	290	983
DS Smith PLC	679	4,244
easyJet PLC	145	3,610
Elementis PLC	334	1,278
Essentra PLC	178	2,328
Fiat Chrysler Automobiles NV(a)	603	8,614
Firstgroup PLC(a)	868	1,377
G4S PLC	1,118	3,821
GKN PLC	1,197	5,417
GlaxoSmithKline PLC	3,419	69,800
Great Portland Estates PLC, REIT	249	3,287
Greene King PLC	219	2,804
Halma PLC	274	3,559
Hammerson PLC, REIT	564	5,186
Hargreaves Lansdown PLC	179	4,033
Hays PLC	974	2,161
Henderson Group PLC	811	3,772
Home Retail Group PLC	584	905
Howden Joinery Group PLC	464	3,634
HSBC Holdings PLC	13,795	110,012
ICAP PLC	399	3,059
IG Group Holdings PLC	264	3,078
IMI PLC	205	2,946
Imperial Tobacco Group PLC	669	36,152
Inchcape PLC	303	3,589
Indivior PLC	500	1,472
Informa PLC	441	4,141
Inmarsat PLC	324	5,441
InterContinental Hotels Group PLC	179	6,891
Intermediate Capital Group PLC	248	2,290
International Consolidated Airlines Group SA(a)	749	6,396
Intertek Group PLC	115	4,896
Intu Properties PLC, REIT	654	3,186
ITV PLC	2,564	10,465
J Sainsbury PLC	1,019	3,895
John Wood Group PLC	270	2,271
Johnson Matthey PLC	150	6,393
Jupiter Fund Management PLC	329	2,332
Just Eat PLC(a)	300	1,991
Kingfisher PLC(a)	1,704	9,070
Lancashire Holdings, Ltd.	135	1,381
Land Securities Group PLC, REIT	529	9,808
Legal & General Group PLC	4,265	17,440
Lloyds Banking Group PLC	42,796	47,026
London Stock Exchange Group PLC	222	8,860
Man Group PLC	1,263	3,104
Marks & Spencer Group PLC	1,178	8,915
Meggitt PLC	578	3,375
Melrose Industries PLC	717	3,134
Merlin Entertainments PLC(b)(c)	470	2,897
Michael Page International PLC	230	1,761
Micro Focus International PLC	94	1,816

Security Description	Shares	Value

United Kingdom (continued)
National Grid PLC	2,780	$38,763
Next PLC	110	13,121
Ocado Group PLC(a)	420	2,340
Old Mutual PLC	3,533	11,121
Pearson PLC	589	7,327
Pennon Group PLC	281	3,695
Persimmon PLC	220	6,345
Petrofac, Ltd.	189	2,348
Playtech PLC	120	1,461
Provident Financial PLC	101	5,434
Prudential PLC	1,827	42,362
QinetiQ Group PLC	464	1,837
Reckitt Benckiser Group PLC	464	43,537
Regus PLC	500	2,619
RELX NV	750	12,984
RELX PLC	812	14,651
Rentokil Initial PLC	1,313	3,156
The Restaurant Group PLC	159	1,572
Rexam PLC	509	4,442
Rightmove PLC	74	4,459
Rio Tinto PLC	864	28,739
Rolls-Royce Holdings PLC(a)	1,325	12,103
Rolls-Royce Holdings PLC - C Shares (Entitlement)(a)	122,827	185
Rotork PLC	640	1,754
Royal Bank of Scotland Group PLC(a)	2,195	9,997
Royal Mail PLC	470	3,441
RPC Group PLC	200	2,304
RSA Insurance Group PLC	729	4,830
SABMiller PLC	704	42,746
The Sage Group PLC	804	7,102
Schroders PLC	69	3,113
Segro PLC, REIT	534	3,548
Serco Group PLC(a)	863	1,436
Severn Trent PLC	174	5,902
Shaftesbury PLC, REIT	200	2,810
Sky PLC	753	12,543
Smith & Nephew PLC	659	11,166
Smiths Group PLC	284	4,418
Spectris PLC	90	2,411
Spirax-Sarco Engineering PLC	53	2,491
Sports Direct International PLC(a)	186	2,048
SSE PLC	705	15,226
St. James’s Place PLC	374	5,723
Stagecoach Group PLC	309	1,656
Standard Chartered PLC	1,447	12,143
Standard Life PLC	1,409	8,839
Subsea 7 SA(a)	187	1,488
TalkTalk Telecom Group PLC	394	1,424
Tate & Lyle PLC	335	2,977
Taylor Wimpey PLC	2,341	6,861
Telecity Group PLC	145	2,666
Tesco PLC(a)	5,415	13,636
Thomas Cook Group PLC(a)	1,053	1,902
Travis Perkins PLC	179	5,481
Tullow Oil PLC(a)	654	1,935

11  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value
United Kingdom (continued)
UBM PLC	332	$2,530
Ultra Electronics Holdings PLC	50	1,496
Unilever NV, CVA	1,113	48,831
Unilever PLC	904	38,585
United Utilities Group PLC	490	7,133
Victrex PLC	60	1,749
Vodafone Group PLC	18,680	63,090
The Weir Group PLC	155	2,806
WH Smith PLC	77	2,012
Whitbread PLC	130	8,905
William Hill PLC	629	3,388
Wm Morrison Supermarkets PLC	1,682	3,863
WPP PLC	952	22,009
WS Atkins PLC	75	1,785

Total United Kingdom		1,787,766

TOTAL COMMON STOCKS (Cost $6,302,955)		6,041,589

CLOSED-END FUNDS (0.04%)
Switzerland (0.04%)
BB Biotech AG(a)	9	2,587

Total Switzerland		2,587

TOTAL CLOSED-END FUNDS (Cost $2,314)		2,587

PREFERRED STOCKS (0.62%)
Germany (0.62%)
Fuchs Petrolub AG	50	2,368
Henkel AG & Co. KGaA	130	14,765
Porsche Automobil Holding SE	110	5,774
Volkswagen AG	110	15,289

Total Germany		38,196

TOTAL PREFERRED STOCKS (Cost $48,198)		38,196

RIGHTS (0.01%)(a)
Italy (–%)
Unione di Banche Italiane SpA, Strike price 7.29 (EUR), Expires 1/15/16	649	–

Total Italy		–

United Kingdom (0.01%)
Standard Chartered PLC, Strike price 4.65 (GBP), Expires 12/10/15	413	566

Total United Kingdom		566

TOTAL RIGHTS (Cost $0)		566

Security Description	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.31%)
Morgan Stanley Institutional Liquidity Funds, Prime Portfolio	0.105%	18,792	$18,792

TOTAL SHORT TERM INVESTMENTS (Cost $18,792)			18,792

TOTAL INVESTMENTS (99.70%) (Cost $6,372,259)			$6,101,730

NET OTHER ASSETS AND LIABILITIES (0.30%)			18,535

NET ASSETS (100.00%)			$6,120,265

(a)	Non-income producing security.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $15,049, representing 0.25% of net assets.

(c)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $15,049 representing 0.25% of net assets.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation         that is limited by shares, i.e., owned by shareholders.

a.s - Akciova Spolecnost is a joint stock company in the Czech         Republic.

A/S - Aktieselskab is the Danish term for Joint Stock Company.

ASA - Allmennaksjeselskap is the Norwegian term for public limited         company.

CVA - Dutch Certification.

KGaA - Kommanditgesellschaft auf Aktien is a German corporate         designation standing for partnership limited by shares.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited         liability corporation.

OYJ - Osakeyhtio is the Finnish equivalent of a public limited         company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

12  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2015

Common Abbreviations: (continued)

SA - Generally designated corporations in various countries, mostly         those employing civil law.

SC - Societa cooperativa is the Italian phrase for a private company. SCA - Societe en commandite par actions is the French phrase for a         limited partnership.

SE - SE Regulation. A European Company which can operate on a         Europe-wide basis and be governed by Community law directly         applicable in all Member States.

SGPS - Sociedade gestora de participa coes sociais is the Portuguese         phrase for a limited liability company.

SpA - Societa per Azione is the Italian phrase for a shared company. Scarl - Societa cooperativa a responsabilita limitata is the Italian         phrase for a limited liability company.

Currency Abbreviations:

EUR - Euro

GBP - Great British Pound

See Notes to Financial Statements.

13  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Statement of Assets and Liabilities	November 30, 2015

ASSETS:
Investments, at value	$6,101,730
Foreign currency, at value (Cost $5,298)	5,272
Foreign tax reclaims	5,799
Dividends receivable	8,719

Total Assets	6,121,520

LIABILITIES:
Payable to adviser	1,255

Total Liabilities	1,255

NET ASSETS	$6,120,265

NET ASSETS CONSIST OF:
Paid-in capital	$6,388,219
Accumulated net investment income	7,863
Accumulated net realized loss on investments and foreign currency transactions	(4,827)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(270,990)

NET ASSETS	$6,120,265

INVESTMENTS, AT COST	$6,372,259

PRICING OF SHARES
Net Assets	$6,120,265
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	250,000
Net Asset Value, offering and redemption price per share	$24.48

See Notes to Financial Statements.

14  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Statement of Operations	For the Year Ended November 30, 2015

INVESTMENT INCOME:
Dividends(a)	$171,020

Total Investment Income	171,020

EXPENSES:
Investment adviser fees	14,448

Total Expense	14,448

NET INVESTMENT INCOME	156,572

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(4,599)
Net realized loss on foreign currency transactions	(1,698)
Net change in unrealized depreciation on investments	(450,323)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(416)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(457,036)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(300,464)

(a)	Net of foreign tax withholding $24,764.

See Notes to Financial Statements.

15  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2015	For the Period October 31, 2014 (Commencement of Operations) to November 30, 2014

OPERATIONS:
Net investment income	$156,572	$7,522
Net realized gain/(loss) on investments and foreign currency transactions	(6,297)	33
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(450,739)	179,749

Net increase/(decrease) in net assets resulting from operations	(300,464)	187,304

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(154,794)	–

Net decrease in net assets from distributions	(154,794)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,373,921	5,014,298

Net increase from capital share transactions	1,373,921	5,014,298

Net increase in net assets	918,663	5,201,602

NET ASSETS:
Beginning of year	5,201,602	–

End of year *	$6,120,265	$5,201,602

*Including accumulated net investment income of:	$7,863	$7,522

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	200,000	–
Shares sold	50,000	200,000

Shares outstanding, end of period	250,000	200,000

See Notes to Financial Statements.

16  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2015	For the Period October 31, 2014 (Commencement of Operations) to November 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$26.01	$25.07

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.69	0.04
Net realized and unrealized gain/(loss)	(1.55)	0.90

Total from investment operations	(0.86)	0.94

DISTRIBUTIONS:
From net investment income	(0.67)	–

Total distributions	(0.67)	–

Net increase/(decrease) in net asset value	(1.53)	0.94

NET ASSET VALUE, END OF PERIOD	$24.48	$26.01

TOTAL RETURN(b)	(3.35)%	3.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$6,120	$5,202

Ratio of expenses to average net assets	0.25%	0.25%(c)
Ratio of net investment income to average net assets	2.71%	1.74%(c)
Portfolio turnover rate(d)	4%	0%(e)

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Less than 0.005%.

See Notes to Financial Statements.

17  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Notes to Financial Statements	November 30, 2015

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2015, the Trust consists of twenty-one separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS STOXX Europe 600 ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the STOXX® Europe 600 Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable or principal market. A variety of factors may be considered in determining the fair value of such securities.

18  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Notes to Financial Statements	November 30, 2015

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments at November 30, 2015:

ALPS STOXX Europe 600 ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
United Kingdom	$1,787,581	$185	$–	$1,787,766
Other	4,253,823	–	–	4,253,823
Closed-End Funds	2,587	–	–	2,587
Preferred Stocks	38,196	–	–	38,196
Rights	566	–	–	566
Short Term Investments	18,792	–	–	18,792
TOTAL	$6,101,545	$185	$–	$6,101,730

*	For a detailed country breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

19  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Notes to Financial Statements	November 30, 2015

C. European Economic Risk

The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the Euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the Euro.

D. Foreign Investment Risk

The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

F. Concentration Risk

The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

G. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

H. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

I. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments
ALPS STOXX Europe 600 ETF	$–	$(1,437)	$1,437

20  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Notes to Financial Statements	November 30, 2015

The tax character of distributions paid for the year ending November 30, 2015 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS STOXX Europe 600 ETF	$154,794	$–	$–

There were no distributions paid for the year ending November 30, 2014.

As of November 30, 2015, the components of distributable earnings on a tax basis for the Fund were as follows:

ALPS STOXX Europe 600 ETF
Undistributed net investment income	$16,086
Accumulated net realized loss on investments	(4,416)
Net unrealized depreciation on investments	(279,624)
Total	$(267,954)

As of November 30, 2015, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS STOXX Europe 600 ETF
Gross appreciation (excess of value over tax cost)	$352,567
Gross depreciation (excess of tax cost over value)	(631,730)
Net depreciation of foreign currency	(461)
Net unrealized appreciation (depreciation)	(279,624)

Cost of investments for income tax purposes	$6,380,893

The differences between book-basis and tax-basis are primarily due to the deferral of losses from Passive Foreign Investment Company (“PFIC”) adjustments.

At November 30, 2015, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
ALPS STOXX Europe 600 ETF	$4,403	$13

J. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.25% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

21  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Notes to Financial Statements	November 30, 2015

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS STOXX Europe 600 ETF	$249,141	$265,420

For the year ended November 30, 2015, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS STOXX Europe 600 ETF	$1,362,102	$–

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

22  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Additional Information	November 30, 2015 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	Qualified Dividend Income	Dividend Received Deduction
ALPS STOXX Europe 600 ETF	100.00%	0.00%

In early 2015, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Fund designated the following:
	Foreign Taxes Paid	Foreign Source Income
ALPS STOXX Europe 600 ETF	$ 16,727	$ 166,767

LICENSING AGREEMENT

The STOXX® Europe 600 is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by STOXX and its Licensors and neither of the Licensors shall have any liability with respect thereto.

23  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Trustees & Officers	November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	46	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci, Inc. (private business services), 2013-present; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit organization).

				24	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

24  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Trustees & Officers	November 30, 2015 (Unaudited)

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”), and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				34	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

25  |  November 30, 2015

ALPS STOXX Europe 600 ETF
Trustees & Officers	November 30, 2015 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS of Fund Services, Inc. Ms. Nelson joined AAI’s parent company, ALPS Holdings, Inc. in January 2003.

Ms. Nelson currently is also the Chief Compliance Officer of Principal Real Estate Income Fund, and as of December 2015, the Chief Compliance Officer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Clough Funds Trust and Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Abigail J. Murray, 1975	Secretary	Since June 2015

Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Murray is also the Secretary of The Caldwell & Orkin Funds, Inc., Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Funds Trust.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of the Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

26  |  November 30, 2015

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ANNUAL REPORT

ALPS ETF TRUST | November 30, 2015

BFOR

BARRON'S 400℠ ETF

(NYSE ARCA: BFOR)

Barron’s 400SM ETF
Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The Barron’s 400SM ETF (the “Fund”) seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

Performance Overview

The Barron’s 400 SM ETF (BFOR) had a mostly flat third fiscal year-ended on November 30, 2015, gaining 1.07%. This trailed the total return of its benchmark, the Barron’s 400 Index SM (B400), which gained 1.76% over the same time period. Since its inception date on June 3, 2013, the Barron’s 400 SM ETF has gained 28.14%, on a cumulative basis.

In what turned out to be a relatively difficult year for equally weighted indexes relative to market capitalization weighted benchmarks, the Barron’s 400 trailed the Dow Jones U.S. Total Stock Market Index (DWCF), the broadest measure of the U.S. equity market, by 74 basis points. The Underlying Index nevertheless still maintains a cumulative advantage of 141 basis points over the aforementioned total stock market index in the three-year period ended on November 30. 1

Below we have included two tables with a list of the top ten and bottom ten performing stocks in the Barron’s 400 Index SM during the last fiscal year. As a matter of summary, it is worth mentioning that within the three selection periods that were part of last fiscal year (September 2014, March 2015, September 2015), Underlying Index held 691 stocks, 351 of which had a net positive return compared to 340 with a net negative return.

Top Ten Performers
Name	Sector	Return (%)
Omega Protein Corp.	Consumer Staples	149.04
Cambrex Corp.	Materials	133.68
INSYS Therapeutics Inc.	Health Care	101.58
Manhattan Associates Inc.	Technology	96.11
Smith & Wesson Holding Inc.	Industrials	84.60
Stamps.com Inc.	Technology	71.89
Lithia Motors Inc.	Consumer Discretionary	71.55
Hawaiian Holdings Inc.	Industrials	69.87
Cray Inc.	Technology	66.52
MarketAxess Holdings Inc.	Financials	66.30

Bottom Ten Performers
Name	Sector	Return (%)
Home Loan Servicing Solutions	Financials	-96.52
Abraxas Petroleum	Energy	-96.52
Hi Crush Partners LP	Materials	-65.83
Fossil Group Inc.	Consumer Discretionary	-65.02
Alliance Holdings GP LP	Energy	-63.23
Keurig Green Mountain Inc.	Consumer Staples	-62.30
Century Aluminum Co.	Materials	-60.63
Alliance Resource Partners LP	Energy	-60.42
Zumiez Inc.	Consumer Discretionary	-57.22
Vantage Drilling Co.	Energy	-55.41

[1]	Based on cumulative 3-year performance of 57.16% for the Barron’s 400 IndexSM (total return) vs. 55.75% for the Dow Jones U.S. Total Stock Market Index (total return). Source: Bloomberg

1  |  November 30, 2015

Barron’s 400SM ETF
Performance Overview	November 30, 2015 (Unaudited)

Performance (as of November 30, 2015)

	1 Year	Since Inception^
Barron’s 400SM ETF – NAV	1.07%	10.46%
Barron’s 400SM ETF – Market Price*	0.97%	10.43%
Barron’s 400 IndexSM	1.76%	11.22%

Total Expense Ratio (per the current prospectus) 0.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.724.0450.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on June 4, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Barron’s 400 IndexSM, calculated by NYSE Euronext or its affiliates, measures the performance of a diversified group of U.S. companies selected in part based on fundamentals-related rules-based criteria. The index includes companies that have scored highest according to fundamentals-related rankings calculated by MarketGrader. Additional rules-based screening provides for sector and market cap diversification. The Index has been licensed by MarketGrader Capital LLC for use with the Barron’s 400SM ETF.

One cannot invest directly in an index. Index performance does not reflect fund performance.

Funds that emphasize investments in small/mid cap companies will generally experience greater price volatility.

Barron’s 400SM ETF shares are not individually redeemable. Investors buy and sell shares of the Barron’s 400SM ETF on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Barron’s 400 SM ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Fund.

2  |  November 30, 2015

Barron’s 400SM ETF
Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)

Cray, Inc.	0.39%
Omega Protein Corp.	0.38%
Hawaiian Holdings, Inc.	0.35%
Integrated Device Technology, Inc.	0.35%
Matson, Inc.	0.33%
Nexstar Broadcasting Group, Inc., Class A	0.33%
Federated National Holding Co.	0.32%
John Bean Technologies Corp.	0.32%
Lydall, Inc.	0.31%
Sinclair Broadcast Group, Inc., Class A	0.31%
Total % of Top 10 Holdings	3.39%

*	% of Total Investments

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2015)

Growth of $10,000 (as of November 30, 2015)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  |  November 30, 2015

Barron’s 400SM ETF
Disclosure of Fund Expenses	November 30, 2015 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2015.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expense Ratio(a)	Expenses Paid During Period 6/1/15 - 11/30/15(b)
Actual	$ 1,000.00	$ 953.70	0.65%	$ 3.18
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.81	0.65%	$ 3.29

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4  |  November 30, 2015

Barron’s 400SM ETF
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barron’s 400SM ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barron’s 400SM ETF of the ALPS ETF Trust as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 28, 2016

5  |  November 30, 2015

Barron’s 400SM ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

COMMON STOCKS (97.06%)
Consumer Discretionary (19.02%)
Advance Auto Parts, Inc.	2,827	$460,038
Asbury Automotive Group, Inc.(a)	6,075	456,232
Bed Bath & Beyond, Inc.(a)	8,086	440,849
Best Buy Co., Inc.	12,999	413,108
Blue Nile, Inc.(a)	15,013	547,374
Build-A-Bear Workshop, Inc.(a)	25,925	333,395
Capella Education Co.	10,025	481,200
Carter’s, Inc.	5,094	439,256
Chipotle Mexican Grill, Inc.(a)	683	395,833
Chuy’s Holdings, Inc.(a)	16,142	536,722
Comcast Corp., Class A	8,683	530,010
Cooper Tire & Rubber Co.	12,324	517,485
Cracker Barrel Old Country Store, Inc.	3,310	416,795
Denny’s Corp.(a)	43,983	423,996
Diamond Resorts International, Inc.(a)	19,376	544,659
Dick’s Sporting Goods, Inc.	9,842	384,133
DISH Network Corp., Class A(a)	8,510	533,662
Dollar General Corp.	7,138	466,897
Dorman Products, Inc.(a)	9,866	470,806
Drew Industries, Inc.	9,093	549,490
DSW, Inc., Class A	17,401	399,527
Expedia, Inc.	4,208	518,047
Express, Inc.(a)	26,389	441,752
Fiesta Restaurant Group, Inc.(a)	9,873	379,419
Five Below, Inc.(a)	15,810	442,838
Foot Locker, Inc.	6,884	447,460
Fossil Group, Inc.(a)	8,563	329,419
GameStop Corp., Class A	11,630	407,399
Gap, Inc.	15,741	420,757
Gentex Corp.	31,139	521,111
Gentherm, Inc.(a)	10,653	541,599
G-III Apparel Group, Ltd.(a)	7,497	343,887
GNC Holdings, Inc., Class A	11,163	332,769
Goodyear Tire & Rubber Co.	16,872	588,495
GoPro, Inc., Class A(a)	14,896	303,878
Grand Canyon Education, Inc.(a)	13,407	531,185
Gray Television, Inc.(a)	37,600	629,800
H&R Block, Inc.	13,957	512,082
Harley-Davidson, Inc.	9,094	444,878
Helen of Troy, Ltd.(a)	5,549	573,822
Home Depot, Inc.	4,304	576,220
The Interpublic Group of Cos., Inc.	25,180	579,140
Isle of Capri Casinos, Inc.(a)	25,269	465,960
Las Vegas Sands Corp.	10,533	464,084
Lennar Corp., Class A	9,550	489,056
LGI Homes, Inc.(a)	17,212	572,471
Lithia Motors, Inc., Class A	4,496	558,583
Lowe’s Cos., Inc.	7,201	551,597
Macy’s, Inc.	8,747	341,833
Nautilus, Inc.(a)	32,326	620,982
Nexstar Broadcasting Group, Inc., Class A	11,381	666,813
NIKE, Inc., Class B	4,393	581,106

Security Description	Shares	Value

Consumer Discretionary (continued)
Nordstrom, Inc.	6,773	$381,388
Nutrisystem, Inc.	18,060	414,296
NVR, Inc.(a)	317	533,346
O’Reilly Automotive, Inc.(a)	2,004	528,795
Polaris Industries, Inc.	3,872	408,225
Pool Corp.	6,926	568,209
Popeyes Louisiana Kitchen, Inc.(a)	8,632	499,448
Priceline Group, Inc.(a)	379	473,314
Ross Stores, Inc.	10,119	526,289
Scripps Networks Interactive, Inc., Class A	9,421	535,113
Select Comfort Corp.(a)	21,875	516,688
Sinclair Broadcast Group, Inc., Class A	18,125	636,188
Skechers U.S.A., Inc., Class A(a)	10,722	323,804
Smith & Wesson Holding Corp.(a)	27,163	498,169
Sonic Corp.	19,758	574,167
Starbucks Corp.	8,788	539,495
Strayer Education, Inc.(a)	9,272	548,810
Thor Industries, Inc.	9,028	522,902
TJX Cos., Inc.	7,046	497,448
Tractor Supply Co.	5,781	516,532
TRI Pointe Group, Inc.(a)	35,094	489,561
Tumi Holdings, Inc.(a)	26,072	460,432
Ulta Salon Cosmetics & Fragrance, Inc.(a)	3,048	509,016
Walt Disney Co.	4,835	548,627
Williams-Sonoma, Inc.	6,635	420,195
Winnebago Industries, Inc.	24,647	554,558
Wyndham Worldwide Corp.	6,375	483,990
Zumiez, Inc.(a)	34,946	527,335

Total Consumer Discretionary		38,956,249

Consumer Staples (5.68%)
Altria Group, Inc.	9,242	532,339
Boston Beer Co., Inc., Class A(a)	2,252	481,072
Cal-Maine Foods, Inc.	8,794	479,361
The Clorox Co.	4,481	556,988
Coca-Cola Bottling Co. Consolidated	3,038	588,370
Coca-Cola Enterprises, Inc.	10,266	516,380
CVS Health Corp.	4,921	463,017
Dr. Pepper Snapple Group, Inc.	6,511	584,362
Estee Lauder Cos., Inc., Class A	6,461	543,499
Fresh Market, Inc.(a)	20,629	494,683
Hormel Foods Corp.	8,069	604,530
Keurig Green Mountain, Inc.	8,603	450,797
Kroger Co.	13,457	506,791
Mead Johnson Nutrition Co.	6,597	531,652
Nu Skin Enterprises, Inc., Class A	11,646	406,096
Omega Protein Corp.(a)	31,432	772,599
PepsiCo, Inc.	5,432	544,069
Pilgrim’s Pride Corp.	23,489	505,718
Sanderson Farms, Inc.	7,362	550,751
Tyson Foods, Inc., Class A	11,435	571,750
USANA Health Sciences, Inc.(a)	3,607	483,122

6  |  November 30, 2015

Barron’s 400SM ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

Consumer Staples (continued)
Walgreens Boots Alliance, Inc.	5,500	$462,165

Total Consumer Staples		11,630,111

Energy (2.97%)
Atwood Oceanics, Inc.	30,662	486,913
Dril-Quip, Inc.(a)	7,693	485,505
Oceaneering International, Inc.	12,111	529,735
Phillips 66	6,313	577,829
REX American Resources Corp.(a)	9,680	608,388
Ship Finance International,Ltd.	31,099	538,635
Teekay Tankers, Ltd., Class A	77,174	543,305
Tesoro Corp.	5,313	611,898
US Silica Holdings, Inc.	27,660	588,328
Valero Energy Corp.	8,139	584,869
Western Refining, Inc.	11,725	530,673

Total Energy		6,086,078

Financials (19.90%)
Affiliated Managers Group, Inc.(a)	2,813	498,548
American Equity Investment Life Holding Co.	20,537	550,597
American Express Co.	6,537	468,311
Ameriprise Financial, Inc.	4,552	514,148
AMERISAFE, Inc.	10,458	563,059
Apollo Commercial Real Estate Finance, Inc., REIT	30,436	534,152
Assured Guaranty, Ltd.	19,719	521,370
Banner Corp.	10,628	557,970
BBCN Bancorp, Inc.	33,009	624,200
Berkshire Hathaway, Inc., Class B(a)	3,780	506,860
BNC Bancorp	23,055	587,903
BofI Holding, Inc.(a)	16,196	324,406
Brookline Bancorp, Inc.	47,001	551,792
Cardinal Financial Corp.	21,612	531,655
Cathay General Bancorp	16,247	557,597
CBOE Holdings, Inc.	7,584	547,641
CBRE Group, Inc., Class A(a)	15,168	568,345
Chemical Financial Corp.	15,307	564,063
City Holding Co.	10,260	512,179
Cohen & Steers, Inc.	17,185	532,048
Columbia Banking System, Inc.	15,971	567,609
ConnectOne Bancorp, Inc.	26,321	513,523
Cowen Group, Inc., Class A(a)	98,441	467,595
Credit Acceptance Corp.(a)	2,414	483,814
Cullen/Frost Bankers, Inc.	7,912	552,178
Customers Bancorp, Inc.(a)	19,248	596,688
CVB Financial Corp.	29,381	543,549
Diamond Hill Investment Group, Inc.	2,602	572,934
Dime Community Bancshares, Inc.	29,261	541,621
East West Bancorp, Inc.	12,418	538,693
Everest Re Group, Ltd.	2,830	521,965
FactSet Research Systems,Inc.	3,006	509,607
Federated National Holding Co.	23,045	658,857
Fidelity Southern Corp.	24,477	553,670
First American Financial Corp.	12,648	498,837

Security Description	Shares	Value

Financials (continued)
First Financial Bankshares, Inc.	16,153	$580,054
First Interstate BancSystem, Inc.,Class A	18,204	553,584
First Merchants Corp.	19,066	518,595
First Republic Bank	7,876	542,341
Franklin Resources, Inc.	12,677	531,420
Glacier Bancorp, Inc.	18,440	541,767
Hanmi Financial Corp.	19,535	509,864
HCI Group, Inc.	13,013	509,199
Heritage Insurance Holdings, Inc.	25,606	575,111
HFF, Inc., Class A	14,079	483,895
Home BancShares, Inc.	12,753	575,415
Huntington Bancshares, Inc.	45,713	534,385
Jones Lang LaSalle, Inc.	3,348	556,170
JPMorgan Chase & Co.	7,865	524,438
LegacyTexas Financial Group, Inc.	16,702	509,578
LendingTree, Inc.(a)	4,317	439,816
Marcus & Millichap, Inc.(a)	11,091	363,896
MarketAxess Holdings, Inc.	5,140	548,849
MB Financial, Inc.	14,968	534,956
Morningstar, Inc.	6,168	498,066
National General Holdings Corp.	25,384	556,163
NorthStar Asset Management Group, Inc.	29,909	406,762
Oritani Financial Corp.	31,853	552,331
PacWest Bancorp	11,286	530,668
PRA Group, Inc.(a)	9,185	379,432
PrivateBancorp, Inc.	12,744	562,138
Progressive Corp.	16,353	503,999
Provident Financial Services, Inc.	25,606	534,653
S&T Bancorp, Inc.	15,770	534,918
SEI Investments Co.	9,902	538,570
Selective Insurance Group, Inc.	15,760	543,878
ServisFirst Bancshares, Inc.	11,964	588,868
SunTrust Banks, Inc.	12,464	541,187
T Rowe Price Group, Inc.	7,048	536,705
TriCo Bancshares	20,255	593,472
Umpqua Holdings Corp.	29,696	532,152
Union Bankshares Corp.	20,672	555,043
Universal Insurance Holdings, Inc.	18,093	357,337
US Bancorp	11,907	522,598
Waddell & Reed Financial, Inc., Class A	13,205	493,867
Walker & Dunlop, Inc.(a)	20,872	616,559
WisdomTree Investments, Inc.	27,356	594,993

Total Financials		40,745,676

Health Care (10.16%)
ABIOMED, Inc.(a)	4,986	406,708
Aceto Corp.	17,322	488,654
Aetna, Inc.	4,253	436,996
Air Methods Corp.(a)	13,965	610,270
Align Technology, Inc.(a)	8,847	590,449
AMAG Pharmaceuticals, Inc.(a)	9,877	262,926
Amgen, Inc.	3,287	529,536
AMN Healthcare Services, Inc.(a)	14,079	415,330

7  |  November 30, 2015

Barron’s 400SM ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

Health Care (continued)
ANI Pharmaceuticals, Inc.(a)	9,381	$411,075
Anika Therapeutics, Inc.(a)	14,012	587,943
Atrion Corp.	1,298	546,328
Biogen, Inc.(a)	1,563	448,362
BioSpecifics Technologies Corp.(a)	9,395	455,188
Cambrex Corp.(a)	10,635	570,355
Centene Corp.(a)	7,897	456,052
Charles River Laboratories International, Inc.(a)	7,045	539,436
Chemed Corp.	3,544	547,513
Cigna Corp.	3,554	479,719
Concert Pharmaceuticals, Inc.(a)	25,871	593,222
Enanta Pharmaceuticals, Inc.(a)	11,881	374,251
Gilead Sciences, Inc.	4,502	477,032
Globus Medical, Inc., Class A(a)	20,758	563,165
Illumina, Inc.(a)	2,430	446,877
Johnson & Johnson	5,297	536,268
Lannett Co., Inc.(a)	8,928	329,979
Ligand Pharmaceuticals, Inc.(a)	5,144	550,820
LivaNova PLC(a)	7,405	443,189
Luminex Corp.(a)	26,459	569,398
Masimo Corp.(a)	11,981	496,972
McKesson Corp.	2,495	472,428
MiMedx Group, Inc.(a)	48,365	433,350
Molina Healthcare, Inc.(a)	6,185	372,708
NewLink Genetics Corp.(a)	9,443	345,614
PDL BioPharma, Inc.	92,956	351,838
Prestige Brands Holdings, Inc.(a)	10,729	545,999
ResMed, Inc.	9,825	585,275
Sucampo Pharmaceuticals, Inc., Class A(a)	18,688	320,499
Supernus Pharmaceuticals, Inc.(a)	24,731	399,653
UnitedHealth Group, Inc.	4,166	469,550
Universal Health Services, Inc., Class B	3,696	449,138
Vanda Pharmaceuticals, Inc.(a)	36,344	358,352
Varian Medical Systems, Inc.(a)	6,342	512,307
Vascular Solutions, Inc.(a)	14,198	504,597
Waters Corp.(a)	4,011	532,741

Total Health Care		20,818,062

Industrials (17.87%)
AAON, Inc.	24,609	608,088
Alaska Air Group, Inc.	6,272	500,066
Allegiant Travel Co.	2,339	409,629
AMERCO	1,315	533,101
American Woodmark Corp.(a)	7,270	596,213
AO Smith Corp.	7,170	571,879
Argan, Inc.	12,949	509,025
Boeing Co.	3,669	533,656
CEB, Inc.	7,043	544,213
CLARCOR, Inc.	9,040	477,583
Covenant Transportation Group, Inc., Class A(a)	22,475	472,200
Cummins, Inc.	4,108	412,320
Delta Air Lines, Inc.	10,665	495,496

Security Description	Shares	Value

Industrials (continued)
Deluxe Corp.	8,488	$497,821
Douglas Dynamics, Inc.	23,347	543,051
Dycom Industries, Inc.(a)	6,452	563,776
Emerson Electric Co.	10,796	539,800
Expeditors International of Washington, Inc.	10,144	492,390
Fastenal Co.	12,929	524,659
General Dynamics Corp.	3,526	516,418
Global Brass & Copper Holdings, Inc.	23,995	558,124
Graco, Inc.	7,149	539,463
Greenbrier Cos., Inc.	12,616	427,430
H&E Equipment Services, Inc.	24,682	493,887
Hawaiian Holdings, Inc.(a)	19,995	723,819
Herman Miller, Inc.	18,171	576,202
Hexcel Corp.	10,619	500,049
JB Hunt Transport Services, Inc.	6,408	501,362
John Bean Technologies Corp.	13,300	650,370
Knight Transportation, Inc.	17,931	475,530
Knoll, Inc.	21,326	475,143
Korn/Ferry International	14,752	542,873
Landstar System, Inc.	7,347	458,600
Lennox International, Inc.	4,059	551,699
Lincoln Electric Holdings, Inc.	8,635	487,446
Lockheed Martin Corp.	2,405	527,080
Lydall, Inc.(a)	17,671	643,578
ManpowerGroup, Inc.	5,647	509,811
Matson, Inc.	13,205	682,830
MYR Group, Inc.(a)	18,625	394,850
Old Dominion Freight Line, Inc.(a)	7,307	465,529
PACCAR, Inc.	8,582	445,921
Patrick Industries, Inc.(a)	10,905	451,794
Pitney Bowes, Inc.	23,985	518,076
Proto Labs, Inc.(a)	7,091	479,990
Raytheon Co.	4,717	585,049
Robert Half International, Inc.	9,572	489,895
Rockwell Automation, Inc.	4,693	499,523
Rockwell Collins, Inc.	5,878	544,773
RR Donnelley & Sons Co.	32,729	526,610
Snap-on, Inc.	3,154	542,993
Southwest Airlines Co.	12,855	589,787
Spirit AeroSystems Holdings, Inc., Class A(a)	9,737	510,706
Spirit Airlines, Inc.(a)	10,169	373,914
Standex International Corp.	6,505	581,352
Swift Transportation Co.(a)	24,967	398,723
TASER International, Inc.(a)	20,715	387,370
Team, Inc.(a)	11,772	449,455
Toro Co.	6,975	537,563
Trex Co., Inc.(a)	13,464	582,991
Trinity Industries, Inc.	18,611	505,289
TrueBlue, Inc.(a)	20,189	591,336
UniFirst Corp.	4,546	493,605
Union Pacific Corp.	5,684	477,172
United Parcel Service, Inc., Class B	4,974	512,372
United Rentals, Inc.(a)	7,161	563,356

8  |  November 30, 2015

Barron’s 400SM ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value

Industrials (continued)
Verisk Analytics, Inc.(a)	6,774	$507,711
Virgin America, Inc.(a)	14,059	511,607
Wabash National Corp.(a)	42,309	548,748
Wabtec Corp.	5,224	418,547
WW Grainger, Inc.	2,252	451,616

Total Industrials		36,604,903

Information Technology (15.36%)
Alliance Data Systems Corp.(a)	1,950	559,358
Alphabet, Inc., Class A(a)	752	573,663
Ambarella, Inc.(a)	7,007	440,110
Amdocs, Ltd.	8,664	490,122
Amphenol Corp., Class A	9,565	526,553
Apple, Inc.	4,300	508,690
Applied Materials, Inc.	31,411	589,584
Arista Networks, Inc.(a)	7,875	578,970
Broadcom Corp., Class A	9,295	507,786
Broadridge Financial Solutions, Inc.	9,459	520,056
Brocade Communications Systems, Inc.	48,317	453,455
CDW Corp.	12,032	519,421
Cirrus Logic, Inc.(a)	16,374	541,324
Cisco Systems, Inc.	19,248	524,508
Cognex Corp.	13,254	491,723
Cognizant Technology Solutions Corp., Class A(a)	7,967	514,509
Cray, Inc.(a)	23,313	808,262
DST Systems, Inc.	4,642	567,624
Ellie Mae, Inc.(a)	6,702	427,856
EVERTEC, Inc.	27,163	466,660
F5 Networks, Inc.(a)	4,231	435,793
FleetCor Technologies, Inc.(a)	3,258	500,787
Global Payments, Inc.	8,740	619,229
GrubHub, Inc.(a)	17,969	460,725
II-VI, Inc.(a)	29,998	558,563
Integrated Device Technology, Inc.(a)	25,476	714,347
Intel Corp.	16,821	584,866
IPG Photonics Corp.(a)	6,140	559,907
Jack Henry & Associates, Inc.	7,186	570,425
Lam Research Corp.	6,756	528,319
Linear Technology Corp.	12,215	558,470
Manhattan Associates, Inc.(a)	8,004	613,106
Mastercard, Inc., Class A	5,429	531,608
MAXIMUS, Inc.	7,899	448,268
Mentor Graphics Corp.	19,845	371,697
Methode Electronics, Inc.	15,307	552,277
Microchip Technology, Inc.	11,362	548,557
Micron Technology, Inc.(a)	30,271	482,217
MKS Instruments, Inc.	14,466	533,361
NeuStar, Inc., Class A(a)	17,796	448,459
NIC, Inc.	27,133	553,785
OSI Systems, Inc.(a)	6,576	615,711
Paychex, Inc.	10,879	590,186
Paycom Software, Inc.(a)	12,318	537,065
Qualys, Inc.(a)	15,671	602,707

Security Description	Shares	Value

Information Technology (continued)
Skyworks Solutions, Inc.	5,456	$452,957
SS&C Technologies Holdings, Inc.	7,101	510,562
Super Micro Computer, Inc.(a)	17,860	438,642
Synaptics, Inc.(a)	6,668	598,586
Synchronoss Technologies, Inc.(a)	12,363	486,731
Syntel, Inc.(a)	11,337	549,051
Tessera Technologies, Inc.	14,500	461,825
Texas Instruments, Inc.	10,353	601,716
Total System Services, Inc.	10,530	589,259
Ubiquiti Networks, Inc.(a)	14,143	493,449
Vantiv, Inc., Class A(a)	10,862	572,536
VASCO Data Security International, Inc.(a)	28,790	537,797
Virtusa Corp.(a)	9,471	466,447
Visa, Inc., Class A	7,092	560,339

Total Information Technology		31,450,566

Materials (3.91%)
Alcoa, Inc.	51,930	486,065
Avery Dennison Corp.	8,442	556,834
Compass Minerals International, Inc.	6,026	507,028
Dow Chemical Co.	11,467	597,775
Eagle Materials, Inc.	6,162	425,671
Eastman Chemical Co.	7,126	517,704
Innospec, Inc.	10,304	601,754
International Paper Co.	12,167	508,946
Martin Marietta Materials, Inc.	2,856	449,534
Monsanto Co.	5,503	523,665
Neenah Paper, Inc.	8,781	583,673
Packaging Corp. of America	7,550	513,324
Sherwin-Williams Co.	1,995	550,760
U.S. Concrete, Inc.(a)	9,882	580,370
Westlake Chemical Corp.	9,898	594,375

Total Materials		7,997,478

Telecommunication Services (0.46%)
Inteliquent, Inc.	23,237	446,383
Verizon Communications, Inc.	10,785	490,178

Total Telecommunication Services		936,561

Utilities (1.73%)
AES Corp.	44,972	449,270
Calpine Corp.(a)	31,671	468,098
Edison International	8,452	501,711
PPL Corp.	16,625	565,915
Public Service Enterprise Group, Inc.	12,632	493,911
Questar Corp.	26,557	503,255
SCANA Corp.	9,591	567,212

Total Utilities		3,549,372

TOTAL COMMON STOCKS (Cost $191,505,563)		198,775,056

9  |  November 30, 2015

Barron’s 400SM ETF
Schedule of Investments	November 30, 2015

	Security Description	Shares	Value

LIMITED PARTNERSHIPS (2.65%)
	Energy (2.24%)
	Alliance Holdings GP LP	14,231	$339,409
	Alliance Resource Partners LP	20,271	347,648
	Alon U.S.A. Partners LP	20,596	522,932
	EQT Midstream Partners LP	6,912	467,597
	Golar LNG Partners LP	27,178	389,733
	Magellan Midstream Partners LP	7,748	484,482
	Northern Tier Energy LP	20,344	551,729
	Spectra Energy Partners LP	11,355	481,111
	Tallgrass Energy Partners LP	11,630	500,672
	Valero Energy Partners LP	10,544	488,504

	Total Energy		4,573,817

	Financials (0.22%)
	Blackstone Group LP	14,416	450,212

	Total Financials		450,212

	Materials (0.19%)
	CVR Partners LP	45,754	395,314

	Total Materials		395,314

TOTAL LIMITED PARTNERSHIPS (Cost $6,885,851)			5,419,343

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.22%)
Morgan Stanley Institutional Liquidity Funds, Prime Portfolio	0.105%	457,136	457,136

TOTAL SHORT TERM INVESTMENTS (Cost $457,136)			457,136

TOTAL INVESTMENTS (99.93%) (Cost $198,848,550)			$204,651,535

NET OTHER ASSETS AND LIABILITIES (0.07%)			153,183

NET ASSETS (100.00%)			$204,804,718

(a)	Non-income producing security.

Common Abbreviations:

LP - Limited Partnership.

Ltd. - Limited.

REIT - Real Estate Investment Trust.

See Notes to Financial Statements.

10  |  November 30, 2015

Barron’s 400SM ETF
Statement of Assets and Liabilities	November 30, 2015

ASSETS:
Investments, at value	$204,651,535
Foreign tax reclaims	202
Dividends receivable	261,549

Total Assets	204,913,286

LIABILITIES:
Payable to adviser	108,568

Total Liabilities	108,568

NET ASSETS	$204,804,718

NET ASSETS CONSIST OF:
Paid-in capital	$219,038,127
Accumulated net investment income	1,291,721
Accumulated net realized loss on investments	(21,328,115)
Net unrealized appreciation on investments	5,802,985

NET ASSETS	$204,804,718

INVESTMENTS, AT COST	$198,848,550

PRICING OF SHARES
Net Assets	$204,804,718
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	6,450,000
Net Asset Value, offering and redemption price per share	$31.75

See Notes to Financial Statements.

11  |  November 30, 2015

Barron’s 400SM ETF
Statement of Operations	For the Year Ended November 30, 2015

INVESTMENT INCOME:
Dividends(a)	$3,465,852
Total investment income	3,465,852

EXPENSES:
Investment adviser fees	1,368,871
Total expenses	1,368,871
NET INVESTMENT INCOME	2,096,981

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	5,240,912
Long-term capital gain distributions from other investment companies	3,315
Net change in unrealized depreciation on investments	(4,541,491)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	702,736
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,799,717

(a)	Net of foreign tax withholding of $932.

See Notes to Financial Statements.

12  |  November 30, 2015

Barron’s 400SM ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
OPERATIONS:
Net investment income	$2,096,981	$1,709,127
Net realized gain on investments	5,240,912	17,568,969
Long-term capital gain distributions from other investment companies	3,315	–
Net change in unrealized depreciation on investments	(4,541,491)	(2,498,910)
Net Increase in Net Assets Resulting from Operations	2,799,717	16,779,186

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,549,998)	(356,623)
Total distributions	(1,549,998)	(356,623)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	89,473,920	186,188,412
Cost of shares redeemed	(105,819,769)	(164,362,020)
Net Increase/(Decrease) from share transactions	(16,345,849)	21,826,392

Net increase/(decrease) in net assets	(15,096,130)	38,248,955

NET ASSETS
Beginning of period	219,900,848	181,651,893
End of period *	$204,804,718	$219,900,848

*Including accumulated net investment income of:	$1,291,721	$1,213,185

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	6,950,002	6,200,002
Shares sold	2,700,000	6,100,000
Shares redeemed	(3,200,002)	(5,350,000)
Shares outstanding, end of period	6,450,000	6,950,002

See Notes to Financial Statements.

13  |  November 30, 2015

Barron’s 400SM ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Period June 4, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$31.64	$29.30	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32	0.23	0.10
Net realized and unrealized gain	0.02	2.16	4.20
Total from investment operations	0.34	2.39	4.30

DISTRIBUTIONS:
From net investment income	(0.23)	(0.05)	–
Total distributions	(0.23)	(0.05)	–

NET INCREASE IN NET ASSET VALUE	0.11	2.34	4.30
NET ASSET VALUE, END OF PERIOD	$31.75	$31.64	$29.30

TOTAL RETURN(b)	1.07%	8.18%	17.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$204,805	$219,901	$181,652

Ratio of expenses to average net assets	0.65%	0.65%	0.65%(c)
Ratio of net investment income to average net assets	1.00%	0.75%	0.78%(c)
Portfolio turnover rate(d)	87%	55%	11%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

14  |  November 30, 2015

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2015

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2015, the Trust consisted of twenty-one separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

15  |  November 30, 2015

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2015

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2015:

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 -Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$198,775,056	$–	$–	$198,775,056
Limited Partnerships	5,419,343	–	–	5,419,343
Short Term Investments	457,136	–	–	457,136
TOTAL	$204,651,535	$–	$–	$204,651,535

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

16  |  November 30, 2015

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2015

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments
Barron’s 400SM ETF	$20,251,008	$(468,447)	$(19,782,561)

At November 30, 2015, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Barron’s 400SM ETF	$16,603,961	$4,182,423

The tax character of the distributions paid were as follows:

Ordinary Income
November 30, 2015
Barron’s 400SM ETF	$1,549,998
November 30, 2014
Barron’s 400SM ETF	$356,623

As of November 30, 2015, the components of distributable earnings on a tax basis for the Fund were as follows:

Barron’s 400SM ETF
Undistributed net investment income	$1,335,679
Accumulated net realized loss on investments	(20,786,384)
Net unrealized appreciation on investments	5,219,297
Other accumulated losses	(2,001)
Total	$(14,233,409)

As of November 30, 2015, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation (excess of value over tax cost)	$21,613,907
Gross depreciation (excess of tax cost over value)	(16,350,653)
Net unrealized appreciation (depreciation)	5,263,255

Cost of investments for income tax purposes	$199,388,280

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships.

17  |  November 30, 2015

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2015

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Barron’s 400SM ETF	$179,792,695	$179,953,213

For the year ended November 30, 2015, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Barron’s 400SM ETF	$88,560,986	$104,335,699

The Barron’s 400SM ETF had in-kind net realized gain/(loss) of $20,651,163.

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

18  |  November 30, 2015

Barron’s 400SM ETF
Additional Information	November 30, 2015 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	Qualified Dividend Income	Dividend Received Deduction
Barron’s 400SM ETF	100.00%	100.00%

In early 2015, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

LICENSING AGREEMENT

MarketGrader Capital LLC has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. MarketGrader Capital LLC also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index. MarketGrader Capital LLC in turn has entered into the Sublicense Agreement with ALPS Advisers, Inc. to use the underlying index. The following disclosure relates to such licensing agreements:

The Barron’s 400SM ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by the MarketGrader Capital, LLC (the “Index Provider”). The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the ALPS Advisors, Inc. (the “Adviser”) or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

19  |  November 30, 2015

Barron’s 400SM ETF
Additional Information	November 30, 2015 (Unaudited)

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital LLC (“MarketGrader”). “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”).

The Barron’s 400 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund particularly. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONESAND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

20  |  November 30, 2015

Barron’s 400SM ETF
Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2015 (Unaudited)

At an in-person meeting held on June 8, 2015, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Barons 400 ETF (“BFOR” or “the Fund”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to BFOR, the Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to the Fund; (iv) the extent which economies of scale would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services to be provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of the Fund.

The Trustees reviewed information on the performance of the Fund and its benchmark. The Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that each of the advisory fee rate and expense ratio for the Fund is higher than the median of its Strategic Insight expense group. The Trustees took into account, among other things, the unique features and performance of BFOR’s underlying index and the costs and benefits of linkage to the Barron’s name.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to the Adviser because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to the Fund the information provided by the Adviser about the costs and profitability of the Adviser with respect to the Fund. The Trustees reviewed and noted the relatively small size of the Fund and concluded that the Adviser was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew each Investment Advisory Agreement, the Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

21  |  November 30, 2015

Barron’s 400SM ETF
Trustees & Officers	November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	46	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci, Inc. (private business services), 2013-present; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit organization).

				24	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

22  |  November 30, 2015

Barron’s 400SM ETF
Trustees & Officers	November 30, 2015 (Unaudited)

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”), and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				34	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

23  |  November 30, 2015

Barron’s 400SM ETF
Trustees & Officers	November 30, 2015 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS of Fund Services, Inc. Ms. Nelson joined AAI’s parent company, ALPS Holdings, Inc. in January 2003.

Ms. Nelson currently is also the Chief Compliance Officer of Principal Real Estate Income Fund, and as of December 2015, the Chief Compliance Officer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Clough Funds Trust and Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Abigail J. Murray, 1975	Secretary	Since June 2015

Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Murray is also the Secretary of The Caldwell & Orkin Funds, Inc., Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Funds Trust.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of the Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

24  |  November 30, 2015

Must be accompanied or preceded by a prospectus.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Barron’s 400SM ETF.

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www.alpsfunds.com

Janus Velocity Tail Risk Hedged Large Cap ETF
Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The Janus Velocity Tail Risk Hedged Large Cap ETF (“Exchange Traded Fund” or “ETF”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Tail Risk Hedged Large Cap Index (the “Underlying Index”). The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“The Underlying Index ETFs”). The ETF will seek to achieve its investment objective by investing at least 80% of its total assets in Underlying Index ETFs. The ETF also intends to invest 15%, but may invest up to 20%, of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Index ETFs.

Performance Overview

For the fiscal year ended November 30, 2015, the Janus Velocity Tail Risk Hedged Large Cap ETF (TRSK) produced a total return of -2.52% (based on NAV) in-line with the VelocityShares Tail Risk Hedged Large Cap Index, the Fund’s Underlying Index, which returned -1.92%. The Fund underperformed the S&P 500® which returned 2.75% for the same period.

The Fund’s assets invested in the Large Cap ETFs (SPDR S&P 500 ETF (SPY), Vanguard S&P 500 ETF (VOO) and iShares S&P 500 ETF (IVV)) contributed a return of approximately 2.31%, and the assets invested in the Volatility Component detracted -4.77% for the period.

Volatility, as measured by the VIX®, rose from 13.33 at the beginning of the period to 16.13 at the end of the fiscal year. The VIX spiked considerably in August, closing over 40 for the first time since 2011. Going into August the Volatility Component had a net long volatility position of only 3%, but it jumped to over 140% after the VIX spike. Over the course of the next two months, as volatility subsided, the net volatility position return to a more moderate positive bias and closed the fiscal year close to neutral.

Performance (as of November 30, 2015)

	1 Year	Since Inception^
Janus Velocity Tail Risk Hedged Large Cap ETF - NAV	-2.52%	6.02%
Janus Velocity Tail Risk Hedged Large Cap ETF - Market Price*	-2.52%	6.01%
VelocityShares Tail Risk Hedged Large Cap Index	-1.92%	6.57%

Total Expense Ratio (per the current prospectus) 0.71%.

^	The Fund commenced operations on June 21, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.877.583.5624.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

VelocityShares Tail Risk Hedged Large Cap Index: reflects the performance of a portfolio providing a target exposure of 85% to a large cap equity portfolio and a target exposure of 15% to a volatility strategy designed to hedge tail risk in the S&P 500®.

The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

One cannot invest directly in an index. Index performance does not reflect fund performance.

“VelocityShares” and the VelocityShares logo are trademarks of Janus Index & Calculation Service, LLC.

The Janus Velocity Tail Risk Hedged ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Janus Velocity Tail Risk Hedged Large Cap ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Janus.

1  |  November 30, 2015

Janus Velocity Tail Risk Hedged Large Cap ETF
Performance Overview	November 30, 2015 (Unaudited)

Top Holdings* (as of November 30, 2015)

iShares® Core S&P 500® ETF	33.34%
Vanguard® S&P 500® ETF	33.33%
SPDR® S&P 500® ETF	33.33%
Total % of Top Holdings	100.00%

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2  |  November 30, 2015

Janus Velocity Volatility Hedged Large Cap ETF
Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The Janus Velocity Volatility Hedged Large Cap ETF (“Exchange Traded Fund” or “ETF”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Volatility Hedged Large Cap Index (the “Underlying Index”). The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“The Underlying Index ETFs”). The ETF will seek to achieve its investment objective by investing at least 80 % of its total assets in Underlying Index ETFs. The ETF also intends to invest 15%, but may invest up to 20%, of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Index ETFs.

Performance Overview

For the fiscal year ended November 30, 2015, the Janus Velocity Volatility Hedged Large Cap ETF (SPXH) produced a total return of -2.44% (based on NAV) in-line with the VelocityShares Volatility Hedged Large Cap Index, the Fund’s Underlying Index, which returned -1.87%. The Fund underperformed the S&P 500® which returned 2.75% for the same period.

The Fund’s assets invested in the Large Cap ETFs (SPDR S&P 500 ETF (SPY), Vanguard S&P 500 ETF (VOO) and iShares S&P 500 ETF (IVV)) contributed a return of approximately 2.51%, and the assets invested in the Volatility Component were down 5.04% for the period.

Volatility, as measured by the VIX®, rose from 13.33 at the beginning of the period to 16.13 at the end of the fiscal year. The VIX spiked considerably in August, closing over 40 for the first time since 2011. Going into August the Volatility Component had a net short volatility position of approximately 27%, but it jumped to a positive 118% after the VIX spike. Over the course of the next two months, as volatility subsided, the net volatility position return to short bias and closed the fiscal year back at the short 27% level it had seen prior to the VIX spike.

Performance (as of November 30, 2015)

	1 Year	Since Inception^
Janus Velocity Volatility Hedged Large Cap ETF - NAV	-2.44%	8.22%
Janus Velocity Volatility Hedged Large Cap ETF - Market Price*	-2.45%	8.19%
VelocityShares Volatility Hedged Large Cap Index	-1.87%	8.81%

Total Expense Ratio (per the current prospectus) 0.71%.

^	The Fund commenced operations on June 21, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.877.583.5624.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

VelocityShares Volatility Hedged Large Cap Index: reflects the performance of a portfolio providing a target exposure of 85% to a large cap equity portfolio and a target exposure of 15% to a volatility strategy designed to hedge volatility risk in the S&P 500®.

The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

One cannot invest directly in an index. Index performance does not reflect fund performance.

“VelocityShares” and the VelocityShares logo are trademarks of Janus Index & Calculation Services, LLC.

The Janus Velocity Volatility Hedged ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Janus Velocity Volatility Hedged Large Cap ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Janus.

3  |  November 30, 2015

Janus Velocity Volatility Hedged Large Cap ETF
Performance Overview	November 30, 2015 (Unaudited)

Top Holdings* (as of November 30, 2015)

SPDR® S&P 500® ETF	33.34%
iShares® Core S&P 500® ETF	33.33%
Vanguard® S&P 500® ETF	33.33%
Total % of Top Holdings	100.00%

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4  |  November 30, 2015

Janus Velocity ETFs
Disclosure of Fund Expenses	November 30, 2015 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2015.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expense Ratio(a)	Expenses Paid During Period 6/1/15 - 11/30/15(b)
Janus Velocity Tail Risk Hedged Large Cap ETF
Actual	$ 1,000.00	$ 974.70	0.65%	$ 3.22
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.81	0.65%	$ 3.29
Janus Velocity Volatility Hedged Large Cap ETF
Actual	$ 1,000.00	$ 962.20	0.65%	$ 3.20
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.81	0.65%	$ 3.29

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

5  |  November 30, 2015

Janus Velocity ETFs
Report of Independent Registered Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Janus Velocity Tail Risk Hedged Large Cap ETF (formerly known as VelocityShares Tail Risk Hedged Large Cap ETF) and Janus Velocity Volatility Hedged Large Cap ETF (formerly known as VelocityShares Volatility Hedged Large Cap ETF), two of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF of the ALPS ETF Trust as of November 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 28, 2016

6  |  November 30, 2015

Janus Velocity Tail Risk Hedged Large Cap ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (85.22%)
Equity Funds (85.22%)
iShares® Core S&P 500® ETF	54,739	$11,488,074
SPDR® S&P 500® ETF Trust	55,048	11,487,967
Vanguard® S&P 500® ETF	60,049	11,487,974

		34,464,015

TOTAL EXCHANGE TRADED FUNDS (Cost $31,519,277)		34,464,015

TOTAL INVESTMENTS (85.22%) (Cost $31,519,277)		$34,464,015

NET OTHER ASSETS AND LIABILITIES (14.78%)(a)		5,979,354

NET ASSETS (100.00%)		$40,443,369

(a)	Includes cash, in the amount of $2,790,000, which is being held as collateral for total return swap contracts.

Common Abbreviations:

ETF	-	Exchange Traded Fund.
S&P	-	Standard and Poor’s.
SPDR	-	Standard and Poor’s Depositary Receipt.

TOTAL RETURN SWAP CONTRACTS*

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Depreciation
S&P 500® VIX® Futures Tail Risk Index - Short Term:	BNP Paribas	1.970%	12/01/2015	$19,038	$(7,721)
	BNP Paribas	1.970%	01/04/2016	938,152	(403,695)
	BNP Paribas	1.970%	05/02/2016	615,045	(249,155)
	BNP Paribas	1.970%	08/01/2016	1,618,589	(528,543)
	BNP Paribas	1.970%	10/13/2016	613,499	(184,552)
	BNP Paribas	1.970%	11/01/2016	933,000	(220,752)
	BNP Paribas	1.970%	01/13/2017	48,000	(10,213)
	BNP Paribas	1.970%	02/01/2017	170,000	(37,607)
	BNP Paribas	1.970%	05/01/2017	627,500	(75,838)
	BNP Paribas	1.970%	06/01/2017	890,283	(139,324)
	BNP Paribas	1.970%	07/03/2017	1,407,000	(58,227)

				$7,880,106	$(1,915,627)

*

The Fund receives payments based on any positive return of the Reference Obligation net of the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation in addition to the rate paid by the Fund.

See Notes to Financial Statements.

7  |  November 30, 2015

Janus Velocity Volatility Hedged Large Cap ETF
Schedule of Investments	November 30, 2015

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (85.27%)
Equity Funds (85.27%)
iShares® Core S&P 500® ETF	90,345	$18,960,705
SPDR® S&P 500® ETF Trust	90,856	18,960,739
Vanguard® S&P 500® ETF	99,110	18,960,734

		56,882,178

TOTAL EXCHANGE TRADED FUNDS (Cost $53,237,281)		56,882,178

TOTAL INVESTMENTS (85.27%) (Cost $53,237,281)		$56,882,178

NET OTHER ASSETS AND LIABILITIES (14.73%)(a)		9,829,383

NET ASSETS (100.00%)		$66,711,561

(a)	Includes cash, in the amount of $4,110,000, which is being held as collateral for total return swap contracts.

Common Abbreviations:

ETF	-	Exchange Traded Fund.
S&P	-	Standard and Poor’s.
SPDR	-	Standard and Poor’s Depositary Receipt.

TOTAL RETURN SWAP CONTRACTS*

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Depreciation
S&P 500® VIX® Futures Variable Long/Short Index - Short Term:	BNP Paribas	1.970%	01/04/2016	$728,567	$(274,654)
	BNP Paribas	1.970%	02/01/2016	77,339	(27,701)
	BNP Paribas	1.970%	03/01/2016	871,311	(308,667)
	BNP Paribas	1.970%	05/02/2016	823,393	(280,421)
	BNP Paribas	1.970%	08/01/2016	5,141,990	(1,423,397)
	BNP Paribas	1.970%	11/01/2016	807,000	(138,054)
	BNP Paribas	1.970%	05/01/2017	1,196,697	(212,905)
	BNP Paribas	1.970%	05/03/2017	206,368	(40,272)
	BNP Paribas	1.970%	06/01/2017	1,208,900	(128,275)
	BNP Paribas	1.970%	07/03/2017	1,673,000	(64,737)

				$12,734,565	$(2,899,083)

*

The Fund receives payments based on any positive return of the Reference Obligation net of the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation in addition to the rate paid by the Fund.

See Notes to Financial Statements.

8  |  November 30, 2015

Janus Velocity ETFs
Statements of Assets and Liabilities	November 30, 2015

	Janus Velocity Tail Risk Hedged Large Cap ETF	Janus Velocity Volatility Hedged Large Cap ETF
ASSETS:
Investments, at value	$34,464,015	$56,882,178
Cash	4,892,568	8,959,836
Receivable for investments sold	234,061	362,643
Deposit with broker for total return swaps	2,790,000	4,110,000
Total assets	42,380,644	70,314,657

LIABILITIES:
Payable to adviser	21,648	37,254
Payable due to broker for total return swap contracts	–	240,798
Payable for shares redeemed	–	425,961
Unrealized depreciation on total return swap contracts	1,915,627	2,899,083
Total liabilities	1,937,275	3,603,096
NET ASSETS	$40,443,369	$66,711,561

NET ASSETS CONSIST OF:
Paid-in capital	$40,097,796	$66,915,562
Accumulated net investment income	111,444	212,771
Accumulated net realized loss on investments	(794,982)	(1,162,586)
Net unrealized appreciation on investments	1,029,111	745,814
NET ASSETS	$40,443,369	$66,711,561

INVESTMENTS, AT COST	$31,519,277	$53,237,281

PRICING OF SHARES
Net Assets	$40,443,369	$66,711,561
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,450,000	2,250,000
Net Asset Value, offering and redemption price per share	$27.89	$29.65

See Notes to Financial Statements.

9  |  November 30, 2015

Janus Velocity ETFs
Statements of Operations	For the Year Ended November 30, 2015

	Janus Velocity Tail Risk Hedged Large Cap ETF	Janus Velocity Volatility Hedged Large Cap ETF
INVESTMENT INCOME:
Dividends	$682,748	$1,287,197
Total Investment Income	682,748	1,287,197

EXPENSES:
Investment adviser fees	264,025	463,861
Total Expenses	264,025	463,861
NET INVESTMENT INCOME	418,723	823,336

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	614,704	2,383,170
Net realized loss on total return swap contracts	(765,768)	(1,050,238)
Net change in unrealized depreciation on investments	(282,999)	(1,966,073)
Net change in unrealized depreciation on total return swap contracts	(1,046,788)	(2,039,451)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,480,851)	(2,672,592)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,062,128)	$(1,849,256)

See Notes to Financial Statements.

10  |  November 30, 2015

Janus Velocity ETFs
Statements of Changes in Net Assets

	Janus Velocity Tail Risk Hedged Large Cap ETF		Janus Velocity Volatility Hedged Large Cap ETF
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	November 30, 2015*	November 30, 2014	November 30, 2015**	November 30, 2014
OPERATIONS:
Net investment income	$418,723	$205,856	$823,336	$262,430
Net realized gain/(loss) on investments, total return swap contracts	(151,064)	(86,740)	1,332,932	(109,281)
Net change in unrealized appreciation/(depreciation) on investments, total return swap contracts	(1,329,787)	2,260,904	(4,005,524)	4,085,876
Net increase/(decrease) in net assets resulting from operations	(1,062,128)	2,380,020	(1,849,256)	4,239,025

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(307,279)	(134,087)	(610,565)	(148,685)
From net realized gains	–	–	–	(6,021)
From tax return of capital	–	(51,870)	–	(88,105)
Total distributions	(307,279)	(185,957)	(610,565)	(242,811)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	12,811,839	31,091,332	10,663,752	62,717,368
Cost of shares redeemed	(5,622,035)	–	(16,562,473)	–
Net increase/(decrease) from share transactions	7,189,804	31,091,332	(5,898,721)	62,717,368
Net increase/(decrease) in net assets	5,820,397	33,285,395	(8,358,542)	66,713,582

NET ASSETS
Beginning of period	34,622,972	1,337,577	75,070,103	8,356,521
End of period *	$40,443,369	$34,622,972	$66,711,561	$75,070,103

*Including accumulated net investment income of:	$111,444	$–	$212,771	$–

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS
Beginning shares	1,200,002	50,002	2,450,002	300,002
Shares sold	450,000	1,150,000	350,000	2,150,000
Shares redeemed	(200,002)	–	(550,002)	–
Shares outstanding, end of period	1,450,000	1,200,002	2,250,000	2,450,002

*	Effective January 23, 2015, the VelocityShares Tail Risk Hedged Large Cap ETF changed its name to the Janus Velocity Tail Risk Hedged Large Cap ETF.
**	Effective January 23, 2015, the VelocityShares Volatility Hedged Large Cap ETF changed its name to the Janus Velocity Volatility Hedged Large Cap ETF.

See Notes to Financial Statements.

11  |  November 30, 2015

Janus Velocity Tail Risk Hedged Large Cap ETF
Financial Highlights	For a Share Outstanding Throughout the Years Presented

For the Year Ended November 30, 2015*		For the Year Ended November 30, 2014	For the Period June 21, 2013 (commencement of operations) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$28.85	$26.75	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	0.24	0.24
Net realized and unrealized gain/(loss)	(1.02)	2.14	1.91
Total from investment operations	(0.73)	2.38	2.15

DISTRIBUTIONS:
From net investment income	(0.23)	(0.23)	(0.37)
From tax return of capital	–	(0.05)	(0.03)
Total distributions	(0.23)	(0.28)	(0.40)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.96)	2.10	1.75
NET ASSET VALUE, END OF PERIOD	$27.89	$28.85	$26.75

TOTAL RETURN(b)	(2.52)%	8.94%	8.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$40,443	$34,623	$1,338

Ratio of expenses to average net assets	0 .65%	0.65%	0.65%(c)
Ratio of net investment income to average net assets	1.03%	0.89%	2.21%(c)
Portfolio turnover rate(d)	11%	2%	4%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions.

*	Effective January 23, 2015, the VelocityShares Tail Risk Hedged Large Cap ETF changed its name to the Janus Velocity Tail Risk Hedged Large Cap ETF.

See Notes to Financial Statements.

12  |  November 30, 2015

Janus Velocity Volatility Hedged Large Cap ETF
Financial Highlights	For a Share Outstanding Throughout the Years Presented

For the Year Ended November 30, 2015*		For the Year Ended November 30, 2014		For the Period June 21, 2013 (commencement of operations) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$30.64	$27.85		$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35	0.21		0.12
Net realized and unrealized gain/(loss)	(1.10)	2.84		2.88
Total from investment operations	(0.75)	3.05		3.00

DISTRIBUTIONS:
From net investment income	(0.24)	(0.19)		(0.10)
From net realized gains	–	(0.00)	(b)	–
From tax return of capital	–	(0.07)		(0.05)
Total distributions	(0.24)	(0.26)		(0.15)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.99)	2.79		2.85
NET ASSET VALUE, END OF PERIOD	$29.65	$30.64		$27.85

TOTAL RETURN(c)	(2.44)%	11.00%		12.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$66,712	$75,070		$8,357

Ratio of expenses to average net assets	0.65%	0.65%		0.65%(d)
Ratio of net investment income to average net assets	1.15%	0.71%		1.05%(d)
Portfolio turnover rate(e)	4%	1%		2%

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions.

*	Effective January 23, 2015, the VelocityShares Volatility Hedged Large Cap ETF changed its name to the Janus Velocity Volatility Hedged Large Cap ETF.

See Notes to Financial Statements.

13  |  November 30, 2015

Janus Velocity ETFs
Notes to Financial Statements 2015	November 30, 2015

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2015, the Trust consists of twenty-one separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). Effective January 23, 2015, the VelocityShares Tail Risk Hedged Large Cap ETF and the VelocityShares Volatility Hedged Large Cap ETF changed their names to the Janus Velocity Tail Risk Hedged Large Cap ETF and the Janus Velocity Volatility Hedged Large Cap ETF, respectively.

The investment objective of the Janus Velocity Tail Risk Hedged Large Cap ETF is to seek investment results that correspond generally to the performance, before fees and expenses, of its underlying index, the VelocityShares Tail Risk-Hedged Large Cap Index. The investment objective of the Janus Velocity Volatility Hedged Large Cap ETF is to seek investment results that correspond generally to the performance, before fees and expenses, of its underlying index, the VelocityShares Volatility Hedged Large Cap Index (together with the VelocityShares Tail Risk Hedged Large Cap Index, the “Underlying Indexes”). Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Shares of the Funds are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares on a continuous basis, at net asset value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit”. A portion of Creation Units are issued and redeemed in securities and/or derivatives included in a specified index and will be created and redeemed in-kind. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to

14  |  November 30, 2015

Janus Velocity ETFs
Notes to Financial Statements	November 30, 2015

provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy. Over-the-counter swap contracts are valued based on quotes received from independent pricing services and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments at November 30, 2015:

Janus Velocity Tail Risk Hedged Large Cap ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Unadjusted Quoted Prices	Level 3 - Unadjusted Quoted Prices	Total
Exchange Traded Funds	$34,464,015	$–	$–	$34,464,015
Total	$34,464,015	$–	$–	$34,464,015

Other Financial Instruments*
Liabilities
Total Return Swap Contracts	$–	$(1,915,627)	$–	$(1,915,627)
Total	$–	$(1,915,627)	$–	$(1,915,627)

15  |  November 30, 2015

Janus Velocity ETFs
Notes to Financial Statements	November 30, 2015

Janus Velocity Volatility Hedged Large Cap ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2- Unadjusted Quoted Prices	Level 3- Unadjusted Quoted Prices	Total
Exchange Traded Funds	$56,882,178	$–	$–	$56,882,178
Total	$56,882,178	$–	$–	$56,882,178

Other Financial Instruments*
Liabilities
Total Return Swap Contracts	$–	$(2,899,083)	$–	$(2,899,083)
Total	$–	$(2,899,083)	$–	$(2,899,083)

*Other	financial instruments are instruments not reflected in the Schedule of Investments.

Each Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2015, none of the Funds had any transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Concentration of Risk

Each Fund seeks to track its respective Underlying Index, which may have concentrations in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in a Fund.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

E. Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board may determinefrom time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

F. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2015, permanent book and tax differences resulting primarily from in-kind transactions were identified and reclassified among the components of the Funds’ net assets as follows:

		Accumulated Net	Accumulated Net Realized
Fund	Paid-in Capital	Investment Loss	Gain/ (Loss) on Investments
Janus Velocity Tail Risk Hedged Large Cap ETF	$569,380	$–	$(569,380)
Janus Velocity Volatility Hedged Large Cap ETF	2,493,554	–	(2,493,554)

Net investment income and net realized (loss), as disclosed on the Statement of Operations, and net assets were not affected by their reclassifications.

16  |  November 30, 2015

Janus Velocity ETFs
Notes to Financial Statements	November 30, 2015

The tax character of the distributions paid by the Funds during the years ended November 30, 2015 and November 30 2014 were as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
November 30, 2015
Janus Velocity Tail Risk Hedged Large Cap ETF	$307,279	$–	$–
Janus Velocity Volatility Hedged Large Cap ETF	610,565	–	–
November 30, 2014
Janus Velocity Tail Risk Hedged Large Cap ETF	$134,087	$–	51,870
Janus Velocity Volatility Hedged Large Cap ETF	148,685	6,021	88,105

As of November 30, 2015, the components of distributable earnings on a tax basis for each Fund were as follows:

	Janus Velocity Tail Risk Hedged Large Cap ETF	Janus Velocity Volatility Hedged Large Cap ETF
Undistributed net investment income	$111,444	$212,771
Accumulated net realized gain/(loss) on investments	(733,299)	(1,083,779)
Net unrealized appreciation on investments	967,428	667,007
Total	$345,573	$(204,001)

At November 30, 2015, the Funds had available for tax purposes unused capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Janus Velocity Tail Risk Hedged Large Cap ETF	$709,498	$23,801
Janus Velocity Volatility Hedged Large Cap ETF	1,083,779	–

As of November 30, 2015, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Net Appreciation/(Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Janus Velocity Tail Risk Hedged Large Cap ETF	$2,883,055	$(1,915,627)	$967,428	$31,580,960
Janus Velocity Volatility Hedged Large Cap ETF	3,566,090	(2,899,083)	667,007	53,316,088

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing each Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2015, none of the Funds had a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years incorporate no uncertain tax positions that require a provision for income taxes.

17  |  November 30, 2015

Janus Velocity ETFs
Notes to Financial Statements	November 30, 2015

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As a part of their investment strategy, the Funds are permitted to purchase investment securities, and enter into various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations that permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral that has been pledged to cover derivative obligations of the Funds, if any, is reported separately on the Statements of Assets and Liabilities as deposit with broker for total return swaps. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments.

Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss.

Upfront payments made and/or received by the Funds are recorded as an asset and/or liability. Payments are received or made upon termination of the swap contracts and are recorded as realized gains or losses. These gains or losses realized upon termination of a swap contract are recorded on the Statement of Operations.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Swaps: Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank. The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

Swap Risk: The Funds use swap agreements to obtain exposure to the volatility component of each Fund’s underlying index. Swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty and any periodic financing charges. The swap agreements are traded over the counter. The counterparty to swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions.

As a result, the Funds are subject to credit risk with respect to amounts they expect to receive from counterparties to swaps entered into as part of their principal investment strategies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds could suffer significant losses on these contracts and the value of an investor’s investment in the Funds may decline. The Funds typically enter into swap transactions only with large, well capitalized and well established financial institutions. Swaps are less marketable because they are not traded on an exchange, do not have uniform terms and conditions, and are entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap agreements may entail breakage costs if terminated prior to the final maturity date.

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Janus Velocity ETFs
Notes to Financial Statements	November 30, 2015

During the year ended November 30, 2015, the Funds invested in swap agreements consistent with their investment strategies to gain exposure to certain indices. Swap agreements held at November 30, 2015 are disclosed in the Schedules of Investments.

The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended November 30, 2015:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Janus Velocity Tail Risk Hedged Large CapETF

Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$–	Unrealized depreciation on total return swap contracts	$1,915,627
Total		$–		$1,915,627

Janus Velocity Volatility Hedged Large Cap ETF

Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$–	Unrealized depreciation on total return swap contracts	$2,899,083
Total		$–		$2,899,083

The gains/(losses) in the table below are included in the “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statements of Operations.

The effect of derivative Instruments on the Statements of Operations for the year ended November 30, 2015:

Risk Exposure	Location of Loss on Derivatives Recognized in Income	Realized Loss on Derivatives Recognized in Income	Change in Unrealized Depreciation on Derivatives Recognized in Income
Janus Velocity Tail Risk Hedged Large Cap ETF

Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$(765,768)	$(1,046,788)
Total		$(765,768)	$(1,046,788)

Janus Velocity Volatility Hedged Large Cap ETF

Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$(1,050,238)	$(2,039,451)
Total		$(1,050,238)	$(2,039,451)

Volume of derivative instruments for the Funds for the year ended November 30, 2015 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Janus Velocity Tail Risk Hedged Large Cap ETF
Total Return Swap Contracts	Notional Amount	$7,309,245

Janus Velocity Volatility Hedged Large Cap ETF
Total Return Swap Contracts	Notional Amount	$11,904,585

U.S. GAAP requires an entity that has financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

19  |  November 30, 2015

Janus Velocity ETFs
Notes to Financial Statements	November 30, 2015

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of November 30, 2015:

Offsetting of Derivatives Liabilities
November 30, 2015
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount Payable
Janus Velocity Tail Risk Hedged Large Cap ETF
Total Return Swap Contracts	$(1,915,627)	$–	$(1,915,627)	$–	$1,915,627	$–

Total	$(1,915,627)	$–	$(1,915,627)	$–	$1,915,627	$–

Janus Velocity Volatility Hedged Large Cap ETF
Total Return Swap Contracts	$(2,899,083)	$–	$(2,899,083)	$–	$2,899,083	$–

Total	$(2,899,083)	$–	$(2,899,083)	$–	$2,899,083	$–

4. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides, payable on a monthly basis, at the annual rates listed below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
Janus Velocity Tail Risk Hedged Large Cap ETF	0.65%
Janus Velocity Volatility Hedged Large Cap ETF	0.65%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for the each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

5. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Janus Velocity Tail Risk Hedged Large Cap ETF	$3,709,657	$4,875,805
Janus Velocity Volatility Hedged Large Cap ETF	2,260,860	4,785,979

20  |  November 30, 2015

Janus Velocity ETFs
Notes to Financial Statements	November 30, 2015

For the year ended November 30, 2015, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

	Purchases	Sales

Janus Velocity Tail Risk Hedged Large Cap ETF	$9,800,663	$4,028,087
Janus Velocity Volatility Hedged Large Cap ETF	9,098,113	14,148,705

The Janus Velocity Tail Risk Hedged Large Cap ETF and the Janus Velocity Volatility Hedged Large Cap ETF had in-kind net realized gain/(loss) of $569,380 and 2,493,961, respectively.

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

6. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

21  |  November 30, 2015

Janus Velocity ETFs
Additional Information	November 30, 2015 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION (Unaudited)

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	Qualified Dividend Income	Dividend Received Deduction

Janus Velocity Tail Risk Hedged Large Cap ETF	100.00%	100.00%
Janus Velocity Tail Risk Hedged Large Cap ETF	100.00%	100.00%

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2014 via Form 1099. The Funds will notify shareholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

LISCENSING AGREEMENTS

VelocityShares Tail Risk Hedged Large Cap ETF

The VelocityShares Tail Risk Hedged Large Cap Index is the exclusive property of Janus Index and Calculation Services, a division of VelocityShares LLC.

Neither Janus Index and Calculation Services, VelocityShares LLC (together, “VelocityShares”) nor any other party makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in the Funds generally or the similarities or variations between the performance of the index and the performance of the underlying security. VelocityShares is the licensor of certain trademarks, service marks and trade names of VelocityShares and of the index which is determined, composed and calculated by VelocityShares without regard to the issuer of the Funds. Neither VelocityShares nor any other party guarantees the accuracy and/or the completeness of the indices or any date included therein. VelocityShares disclaims all warranties of merchantability or fitness for any particular purpose with respect to the indices or any data included therein.

ALTHOUGH VELOCITYSHARES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH VELOCITYSHARES CONSIDERS RELIABLE, NEITHER VELOCITYSHARES NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER VELOCITYSHARES NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, HOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY OTHER DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER VELOCITYSHARES NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN AND VELOCITYSHARES HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VELOCITYSHARES OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

22  |  November 30, 2015

Janus Velocity ETFs
Additional Information	November 30, 2015 (Unaudited)

VelocityShares Volatility Hedged Large Cap ETF

The VelocityShares Volatility Hedged LargeCap Index is the exclusive property of Janus Index and Calculation Services, a division of VelocityShares LLC.

Neither Janus Index and Calculation Services, VelocityShares LLC (together, “VelocityShares”) nor any other party makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in the Funds generally or the similarities or variations between the performance of the index and the performance of the underlying security. VelocityShares is the licensor of certain trademarks, service marks and trade names of VelocityShares and of the index which is determined, composed and calculated by VelocityShares without regard to the issuer of the Funds. Neither VelocityShares nor any other party guarantees the accuracy and/or the completeness of the indices or any date included therein. VelocityShares disclaims all warranties of merchantability or fitness for any particular purpose with respect to the indices or any data included therein.

ALTHOUGH VELOCITYSHARES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH VELOCITYSHARES CONSIDERS RELIABLE, NEITHER VELOCITYSHARES NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER VELOCITYSHARES NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, HOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY OTHER DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER VELOCITYSHARES NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN AND VELOCITYSHARES HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VELOCITYSHARES OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES.

23  |  November 30, 2015

Janus Velocity ETFs
Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2015 (Unaudited)

At an in-person meeting held on June 8, 2015, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to each of the following funds, Janus Velocity Tail Risk Hedged Large Cap ETF (“TRSK”), Janus Velocity Volatility Hedged Large Cap ETF (“SPXH”) (each a “Fund” and collectively “the Funds”). The Independent Trustees also met separately to consider the Advisory Agreements.

In evaluating the Investment Advisory Agreements with respect to the Funds, the Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to the Fund; (iv) the extent which economies of scale would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreements, the Trustees considered and reviewed information concerning the services to be provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of the Funds.

The Trustees reviewed information on the performance of each Fund and its applicable benchmark. The Trustees also evaluated the correlation and tracking error between the underlying index and its corresponding Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fees for each Fund were unitary fees pursuant to which the Adviser assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Trustees noted that the advisory fee rate for each of these Funds is higher than the median of its Strategic Insight expense group and their expense ratios are higher than the medians of their respective Strategic Insight expense group. The Trustees also took into account, among other things, each Fund’s unique and complex volatility hedging strategy.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to the Adviser because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to each Fund the information provided by the Adviser about the costs and profitability of the Adviser with respect to each of the Funds. The Trustees reviewed and noted the relatively small sizes of the Funds and concluded that the Adviser was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew each Investment Advisory Agreement, the Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

24  |  November 30, 2015

Janus Velocity ETFs
Trustees & Officers	November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	46	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002- present; Board Member, Prosci, Inc. (private business services), 2013-present; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit organization).

				24	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

25  |  November 30, 2015

Janus Velocity ETFs
Trustees & Officers	November 30, 2015 (Unaudited)

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”), and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				34	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

26  |  November 30, 2015

Janus Velocity ETFs
Trustees & Officers	November 30, 2015 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS of Fund Services, Inc. Ms. Nelson joined AAI’s parent company, ALPS Holdings, Inc. in January 2003.

Ms. Nelson currently is also the Chief Compliance Officer of Principal Real Estate Income Fund, and as of December 2015, the Chief Compliance Officer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Clough Funds Trust and Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Abigail J. Murray, 1975	Secretary	Since June 2015

Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Murray is also the Secretary of The Caldwell & Orkin Funds, Inc., Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Funds Trust.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of the Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

27  |  November 30, 2015

Page Intentionally Left Blank

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc., distributor for the ETFs.

November 30, 2015

annual REPORT

RIGS

RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

An ALPS Advisors Solution

ALPS
A DST Company

table of

www.alpsfunds.com

RiverFront Strategic Income Fund
Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The RiverFront Strategic Income Fund (the “Fund”) seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors.

Performance Overview

The Fund performed relatively well over the 12 months from December 1, 2014 through November 30, 2015. Over this time period,the Fund’s market return was 0.95% (0.91% at NAV) versus 0.97% for the Barclays U.S. Aggregate Bond Index. The Fund was comprised almost entirely of shorter maturity high yield bonds over this period, given RiverFront’s Price Matters® asset allocation framework, which seeks to optimize returns while limiting downside risk over a 3 to 5 year timeframe. The fund significantly outperformed the Bank of America Merrill Lynch 1-5 Year Cash Pay High Yield Index, which was down -4.25% over this 12 month period.

The Fund’s strategy of limiting duration risk and assuming short-term credit risk was reflected in its approximately 3 year average duration (vs. about 5.6 years for the Barclays Aggregate Index) and its BB-rated average credit quality (vs. AA-rated for the Barclays Aggregate Index). The short duration strategy had a minimal impact on portfolio performance as shorter term rates (1-5 years) rose significantly and longer term rates (10+ years) were only up marginally. The credit strategy negatively impacted performance as risk premiums widened significantly over the time frame. The Fund was able to offset the credit headwind by focusing on the highest quality sector of the high yield market and underweighting the worst performing sectors: CCC-rated, energy and metals and mining.

Performance (as of November 30, 2015)

	1 Year	Since Inception^
RiverFront Strategic Income Fund – NAV	0.91%	3.17%
RiverFront Strategic Income Fund – Market Price*	0.95%	3.19%
Barclays U.S. Aggregate Bond Index	0.97%	3.08%

Total Expense Ratio (per the current prospectus) 0.22%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on October 8, 2013.

*	Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Barclays U.S. Aggregate Bond Index - An unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Strategic Income Fund is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the RiverFront Strategic Income Fund.

1  |  November 30, 2015

RiverFront Strategic Income Fund
Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)
DaVita HealthCare Partners, Inc., Sr. Unsec.	3.23%
HCA, Inc., First Lien	3.14%
Access Midstream Partners LP/ACMP Finance Corp., Sr. Unsec.	3.08%
AES Corp., Sr. Unsec.	2.98%
CIT Group, Inc., Sr. Unsec.	2.93%
Flextronics International, Ltd., Sr. Unsec.	2.90%
NRG Energy, Inc., Sr. Unsec.	2.89%
WESCO Distribution, Inc., Sr. Unsec.	2.80%
Fresenius Medical Care US Finance II, Inc., Sr. Unsec.	2.77%
United Rentals North America, Inc., Sr. Unsec.	2.74%
Total % of Top 10 Holdings	29.46%

Asset Allocation* (as of November 30, 2015)

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2  |  November 30, 2015

RiverFront Strategic Income Fund
Disclosure of Fund Expenses	November 30, 2015 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs:(1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held though November 30, 2015.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expense Ratio(a)	Expenses Paid During Period 6/1/15 - 11/30/15(b)
Actual	$ 1,000.00	$ 984.20	0.22%	$ 1.09
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.97	0.22%	$ 1.12

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

3  |  November 30, 2015

RiverFront Strategic Income Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Riverfront Strategic Income Fund, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Riverfront Strategic Income Fund of the ALPS ETF Trust as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 28, 2016

4  |  November 30, 2015

RiverFront Strategic Income Fund
Schedule of Investments	November 30, 2015

Security Description	Principal Amount	Value
CORPORATE BONDS (93.44%)
Communications (1.96%)
CCO Holdings LLC / CCO Holdings Capital Corp., Sr. Unsec. 6.50%, 04/30/2021	$5,000,000	$5,238,525
Sprint Communications, Inc., Sr. Unsec. 6.00%, 12/01/2016	3,840,000	3,837,600

Total Communications		9,076,125

Consumer Discretionary (20.13%)
Autonation, Inc., Sr. Unsec. 6.75%, 04/15/2018	1,650,000	1,815,452
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Unsec. 4.88%, 11/15/2017	8,785,000	9,048,550
Cablevision Systems Corp., Sr. Unsec. 8.63%, 09/15/2017	6,836,000	7,229,070
CSC Holdings LLC, Sr. Unsec. 7.88%, 02/15/2018	4,000,000	4,210,000
DISH DBS Corp., Sr. Unsec. 4.25%, 04/01/2018	9,558,000	9,534,104
7.88%, 09/01/2019	2,000,000	2,160,000
Goodyear Tire & Rubber Co., Sr. Unsec. 8.75%, 08/15/2020	100,000	119,250
5.13%, 11/15/2023	8,487,000	8,690,688
L Brands, Inc., Sr. Unsec. 8.50%, 06/15/2019	5,613,000	6,595,275
Lamar Media Corp., Sr. Sub. 5.88%, 02/01/2022	11,098,000	11,680,645
Lear Corp., Sr. Unsec. 4.75%, 01/15/2023	10,890,000	11,135,025
MGM Resorts International, Sr. Unsec. 7.63%, 01/15/2017	9,228,000	9,758,610
Service Corp. International, Sr. Unsec. 5.38%, 01/15/2022	10,805,000	11,358,756

Total Consumer Discretionary	93,335,425

Consumer Staples (3.27%)
Constellation Brands, Inc., Sr. Unsec. 7.25%, 05/15/2017	4,650,000	4,987,125
3.88%, 11/15/2019	3,750,000	3,890,625
Smithfield Foods, Inc., Sr. Unsec. 7.75%, 07/01/2017	5,850,000	6,296,063

Total Consumer Staples		15,173,813

Security Description	Principal Amount	Value
Energy (9.48%)
Access Midstream Partners LP/ACMP Finance Corp., Sr. Unsec. 6.13%, 07/15/2022	$14,093,000	$14,076,385
Concho Resources, Inc., Sr. Unsec. 6.50%, 01/15/2022	5,434,000	5,569,850
Continental Resources, Inc.,Sr. Unsec. 5.00%, 09/15/2022	10,127,000	8,899,101
Newfield Exploration Co., Sr. Unsec. 5.75%, 01/30/2022	3,850,000	3,792,635
Tesoro Corp., Sr. Unsec. 5.38%, 10/01/2022	8,800,000	8,965,000
Tesoro Logistics LP / Tesoro Logistics Finance Corp., Sr. Unsec. 5.88%, 10/01/2020	2,600,000	2,684,500

Total Energy		43,987,471

Financials (6.21%)
Ally Financial, Inc., Sr. Unsec. 5.50%, 02/15/2017	4,200,000	4,331,250
4.75%, 09/10/2018	1,450,000	1,499,837
CIT Group, Inc.,Sr. Unsec. 5.00%, 05/15/2017	150,000	154,875
4.25%, 08/15/2017	12,975,000	13,250,718
Corrections Corp., Sr. Unsec. 4.13%, 04/01/2020	9,802,000	9,581,455

Total Financials		28,818,135

Health Care (15.88%)
CHS/Community Health Systems, Inc., First Lien 5.13%, 08/15/2018	9,565,000	9,804,125
DaVita HealthCare Partners, Inc., Sr. Unsec. 5.75%, 08/15/2022	14,200,000	14,768,000
Fresenius Medical Care US Finance II, Inc., Sr. Unsec. 5.63%, 07/31/2019(a)	11,685,000	12,678,225
HCA, Inc., First Lien 6.50%, 02/15/2020	12,953,000	14,361,639
Hologic, Inc., Sr. Unsec. 5.25%, 07/15/2022(a)	9,905,000	10,338,344
Tenet Healthcare Corp., First Lien 6.25%, 11/01/2018	8,467,000	8,975,020
3.84%, 06/15/2020(a)(b)	2,765,000	2,740,806

Total Health Care		73,666,159

Industrials (12.90%)
ADT Corp., Sr. Unsec. 2.25%, 07/15/2017	1,550,000	1,534,500

See Notes to Financial Statements.

5  |  November 30, 2015

RiverFront Strategic Income Fund
Schedule of Investments	November 30, 2015

Security Description	Principal Amount	Value
Industrials (continued)
Aircastle, Ltd., Sr. Unsec. 6.75%, 04/15/2017	$10,387,000	$10,906,350
Case New Holland Industrial, Inc., Sr. Unsec. 7.88%, 12/01/2017	9,705,000	10,431,419
Silgan Holdings, Inc., Sr. Unsec. 5.00%, 04/01/2020	8,750,000	8,979,688
Spectrum Brands, Inc., Sr. Unsec. 6.38%, 11/15/2020	2,500,000	2,687,500
United Rentals North America, Inc., Sr. Unsec. 7.38%, 05/15/2020	11,800,000	12,522,750
WESCO Distribution, Inc., Sr. Unsec. 5.38%, 12/15/2021	13,350,000	12,816,000

Total Industrials		59,878,207

Information Technology (2.86%)
Flextronics International, Ltd., Sr. Unsec. 4.63%, 02/15/2020	12,821,000	13,285,761

Total Information Technology		13,285,761

Materials (8.33%)
ArcelorMittal, Sr. Unsec. 6.13%, 06/01/2018	2,700,000	2,632,500
Ball Corp., Sr. Unsec. 5.00%, 03/15/2022	10,141,000	10,328,609
Celanese US Holdings LLC, Sr. Unsec. 5.88%, 06/15/2021	6,220,000	6,624,300
Graphic Packaging International, Inc., Sr. Unsec. 4.75%, 04/15/2021	5,671,000	5,826,952
4.88%, 11/15/2022	4,615,000	4,718,838
Huntsman Intl LLC, Sr. Unsec. 4.88%, 11/15/2020	7,638,000	7,217,910
United States Steel Corp., Sr. Unsec. 6.05%, 06/01/2017	1,850,000	1,322,750

Total Materials		38,671,859

Telecommunication Services (6.64%)
CenturyLink, Inc., Sr. Unsec., Series V 5.63%, 04/01/2020	9,500,000	9,452,500
Frontier Communications Corp., Sr. Unsec. 8.25%, 04/15/2017	11,725,000	12,501,781
Windstream Corp., Sr. Unsec. 7.88%, 11/01/2017	8,484,000	8,876,385

Total Telecommunication Services		30,830,666

Security Description		Principal Amount	Value
Utilities (5.78%)
AES Corp., Sr. Unsec. 8.00%, 06/01/2020		$ 12,240,000	$13,617,000
NRG Energy, Inc., Sr. Unsec. 7.63%, 01/15/2018		12,650,000	13,219,250

Total Utilities			26,836,250

TOTAL CORPORATE BONDS (Cost $439,369,791)			433,559,871

Security Description	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (5.13%)
Morgan Stanley Institutional Liquidity Funds, Prime Portfolio	0.105%	23,780,493	23,780,493

TOTAL SHORT TERM INVESTMENTS (Cost $23,780,493)			23,780,493

TOTAL INVESTMENTS (98.57%) (Cost $463,150,284)			$457,340,364

NET OTHER ASSETS AND LIABILITIES (1.43%)			6,666,710

NET ASSETS (100.00%)			$464,007,074

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $25,757,375, representing 5.55% of net assets.

(b)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at November 30, 2015.

Common Abbreviations:

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

Sr. - Senior.

Sub. - Subordinated.

Unsec. - Unsecured.

See Notes to Financial Statements. 6 | November 30, 2015

RiverFront Strategic Income Fund
Statement of Assets and Liabilities	November 30, 2015

ASSETS:
Investments, at value	$457,340,364
Interest receivable	6,750,723
Total Assets	464,091,087

LIABILITIES:
Payable to adviser	84,013
Total Liabilities	84,013
NET ASSETS	$464,007,074

NET ASSETS CONSIST OF:
Paid-in capital	$476,795,862
Accumulated net investment income	24,903
Accumulated net realized loss on investments	(7,003,771)
Net unrealized depreciation on investments	(5,809,920)
NET ASSETS	$464,007,074

INVESTMENTS, AT COST	$463,150,284

PRICING OF SHARES
Net Assets	$464,007,074
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	19,050,000
Net Asset Value, offering and redemption price per share	$24.36

See Notes to Financial Statements.

7  |  November 30, 2015

RiverFront Strategic Income Fund
Statement of Operations	For the Year Ended November 30, 2015

INVESTMENT INCOME:
Interest	$17,106,282
Total Investment Income	17,106,282

EXPENSES:
Investment adviser and sub-adviser fees (note 3)	2,092,218
Total Expenses	2,092,218
Less fees waived/reimbursed by sub-adviser (note 3)	(1,091,592)
Net Expenses	1,000,626
NET INVESTMENT INCOME	16,105,656

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(7,547,910)
Net change in unrealized depreciation on investments	(5,832,347)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(13,380,257)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,725,399

See Notes to Financial Statements.

8  |  November 30, 2015

RiverFront Strategic Income Fund
Statements of Changes in Net Assets

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
OPERATIONS:
Net investment income	$16,105,656	$9,041,406
Net realized gain/(loss) on investments	(7,547,910)	396,073
Net change in unrealized depreciation on investments	(5,832,347)	(454,991)
Net increase in net assets resulting from operations	2,725,399	8,982,488

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(16,112,017)	(9,145,080)
From net realized gains	(228,129)	–
Total distributions	(16,340,146)	(9,145,080)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	160,403,465	294,599,065
Shares redeemed	(51,846,799)	(22,473,663)
Net increase from share transactions	108,556,666	272,125,402

Net increase in net assets	94,941,919	271,962,810

NET ASSETS:
Beginning of period	369,065,155	97,102,345
End of period*	$464,007,074	$369,065,155

*Including accumulated net investment income of:	$24,903	$31,264

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	14,750,002	3,900,002
Shares sold	6,400,000	11,750,000
Shares redeemed	(2,100,002)	(900,000)
Shares outstanding, end of period	19,050,000	14,750,002

See Notes to Financial Statements.

9  |  November 30, 2015

RiverFront Strategic Income Fund
Financial Highlights	For a share outstanding throughout the periods presented

			For the Period
			October 8, 2013
	For the Year	For the Year	(Commencement)
	Ended	Ended	to
	November 30,	November 30,	November 30,
	2015	2014	2013

NET ASSET VALUE, BEGINNING OF PERIOD	$25.02	$24.90	$24.42

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.88	0.83	0.11
Net realized and unrealized 0.00	(0.65)	0.11	0.40

Total from investment operations	0.23	0.94	0.51

DISTRIBUTIONS:
From net investment income	(0.87)	(0.82)	(0.03)
From net realized gains	(0.02)	–	–

Total distributions	(0.89)	(0.82)	(0.03)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.66)	0.12	0.48

NET ASSET VALUE, END OF PERIOD	$24.36	$25.02	$24.90

TOTAL RETURN(b)	0.91%	3.80%	2.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$464,007	$369,065	$97,102

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46%	0.46%	0.46%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.22%	0.22%	0.22%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	3.54%	3.30%	3.28%(c)
Portfolio turnover rate(d)	36%	27%	0%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover rate is not annualized.

See Notes to Financial Statements.

10  |  November 30, 2015

RiverFront Strategic Income Fund
Notes to Financial Statements	November 30, 2015

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2015, the Trust consists of twenty-one separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Strategic Income Fund (the “Fund”). The investment objective of the Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

Fixed-income obligations are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11  |  November 30, 2015

RiverFront Strategic Income Fund
Notes to Financial Statements	November 30, 2015

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2015:

		Level 2 - Other	Level 3 - Significant
	Level 1 - Unadjusted	Significant	Unobservable
Investments in Securities at Value*	Quoted Prices	Observable Inputs	Inputs	Total
Corporate Bonds	$–	$433,559,871	$–	$433,559,871
Short Term Investments	23,780,493	–	–	23,780,493
TOTAL	$23,780,493	$433,559,871	$–	$457,340,364

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

12  |  November 30, 2015

RiverFront Strategic Income Fund
Notes to Financial Statements	November 30, 2015

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

		Accumulated Net Realized
Fund	Paid-in Capital	Loss on Investments
RiverFront Strategic Income Fund	$(544,139)	$544,139

The tax character of the distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain
November 30, 2015
RiverFront Strategic Income Fund	$16,315,420	$24,726
November 30, 2014
RiverFront Strategic Income Fund	$9,145,080	–

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:

RiverFront Strategic Income Fund
Accumulated net investment income	$24,903
Accumulated net realized loss on investments	(7,003,771)
Net unrealized depreciation on investments	(5,809,920)
Total	$(12,788,788)

As of November 30, 2015, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

RiverFront Strategic Income Fund
Gross appreciation (excess of value over tax cost)	$1,979,959
Gross depreciation (excess of tax cost over value)	(7,789,879)
Net unrealized appreciation (depreciation)	(5,809,920)

Cost of investments for income tax purposes	$463,150,284

At November 30, 2015, the Fund’s post-enactment capital losses deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
RiverFront Strategic Income Fund	$4,701,450	$2,302,321

13  |  November 30, 2015

RiverFront Strategic Income Fund
Notes to Financial Statements	November 30, 2015

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides equal to 0.22% of the Fund’s average daily net assets.

Out of the advisory fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

RiverFront Investment Group, LLC acts as the Fund’s sub-adviser (“Sub-Adviser”) pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Fund pays the Sub-Adviser a sub-advisory fee for the services it provides, payable on a monthly basis at the annual rate of 0.24% of the Fund’s average daily net assets. However, the Sub-Adviser has agreed to waive all of its sub-advisory fee until at least March 31, 2016. This waiver may only be terminated by the Fund’s Board (and not by the Fund’s Sub-Adviser) prior to such date.

The Fund’s total annual management fees of 0.46% consists of 0.22% paid to the Fund’s adviser and a fee of 0.24% paid to the Fund’s sub-adviser.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
RiverFront Strategic Income Fund	$183,154,033	$156,854,724

For the year ended November 30, 2015, the cost of in kind purchases and proceeds from in kind sales were as follows:

Fund	Purchases	Sales
RiverFront Strategic Income Fund	$116,759,122	$41,902,165

The RiverFront Strategic Income Fund had in-kind net realized gain/(loss) of -$544,139.

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

14  |  November 30, 2015

RiverFront Strategic Income Fund
Notes to Financial Statements	November 30, 2015

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

15  |  November 30, 2015

RiverFront Strategic Income Fund
Additional Information	November 30, 2015 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the RiverFront Strategic Income Fund will designate $24,726 as long-term capital gain distributions for the year ending November 30, 2015.

16  |  November 30, 2015

RiverFront Strategic Income Fund
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreement	November 30, 2015 (Unaudited)

At an in-person meeting held on June 8, 2015, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the RiverFront Strategic Income Fund (“RIGS” or “the Fund”) and the Sub-Advisory Agreement with RiverFront Investment Group, LLC (the “Sub-Adviser”) with respect to the Fund. The Independent Trustees also met separately to consider the Advisory Agreement and Sub-Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to RIGS, the Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to the Fund; (iv) the extent which economies of scale would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services to be provided under the Investment Advisory Agreement, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of the Fund.

The Trustees reviewed information on the performance of the Fund and its benchmark, and Fund’s the Morningstar performance group. Based on their review, the Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the advisory fee rate and expense ratio of RIGS are lower than the median of its Strategic Insight expense group.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to the Adviser because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered the information provided by the Adviser about the costs and profitability of the Adviser with respect to the Fund. The Trustees considered the growth in the Fund’s assets and that the Fund may be achieving some economies of scale. They also noted that RIGS is still relatively a new product, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The Trustees also discussed the RIGS Sub-Advisory Agreement.

In evaluating the RIGS Sub-Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by RiverFront with respect to RIGS under the RIGS Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by RIGS compared to those of similar funds managed by other investment advisers; (iii) the profitability to RiverFront of its sub-advisory relationship with RIGS and reasonableness of compensation to RiverFront; (iv) the extent to which economies of scale would be realized if, and as RIGS’ assets increase, and whether the fee level in the RIGS Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

17  |  November 30, 2015

RiverFront Strategic Income Fund
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreement	November 30, 2015 (Unaudited)

With respect to the nature, extent and quality of the services provided by RiverFront under the RIGS Sub-Advisory Agreement, the Trustees considered and reviewed information concerning the services to be provided under the RIGS Sub-Advisory Agreement, RIGS’ performance, financial information regarding RiverFront, information describing RiverFront’s current organizations and the background and experience of the persons responsible for the day-to-day management of the RIGS. Based upon their review, the Trustees concluded that RiverFront was qualified to oversee the portfolio management of RIGS and that the services provided by RiverFront to RIGS are satisfactory.

The Trustees considered that the sub-advisory fee to be paid to RiverFront from RIGS was 0.24% of RIGS’ average daily net assets. The Trustees considered that RiverFront has waived its fee through March 31, 2016. Based on consideration of all factors deemed relevant by them, the Trustees concluded that the sub-advisory fee for the RIGS Sub-Advisory Agreement was reasonable under the circumstances and in light of the quality of services provided.

With respect to the costs of services to be provided and profits to be realized by RiverFront, the Trustees considered the resources involved in managing RIGS as well as the fact that RiverFront has waived its fee through March 31, 2016. Based on its review, the Trustees concluded that the profitability of RIGS to RiverFront was not unreasonable.

The Trustees also considered other benefits that may be realized by RiverFront from its relationships with RIGS and concluded that the sub-advisory fees were reasonable taking into account such benefits.

The Trustees considered the extent to which economies of scale would be realized as RIGS grows in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. Given that RiverFront is currently waiving its entire fee through March 31, 2016, the Trustees concluded that economies of scale were not being achieved by RiverFront with respect to RIGS. The Trustees considered the growth in assets and that the Fund may be achieving some economies of scale. They also noted that RIGS is still a relatively new product which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to approve the RIGS Sub-Advisory Agreement, the Trustees concluded that the terms of the RIGS Sub-Advisory Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

18  |  November 30, 2015

RiverFront Strategic Income Fund
Trustees & Officers	November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	46	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002- present; Board Member, Prosci, Inc. (private business services), 2013-present; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for- profit organization).

				24	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

19  |  November 30, 2015

RiverFront Strategic Income Fund
Trustees & Officers	November 30, 2015 (Unaudited)

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”), and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				34	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

20  |  November 30, 2015

RiverFront Strategic Income Fund
Trustees & Officers	November 30, 2015 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS of Fund Services, Inc. Ms. Nelson joined AAI’s parent company, ALPS Holdings, Inc. in January 2003.

Ms. Nelson currently is also the Chief Compliance Officer of Principal Real Estate Income Fund, and as of December 2015, the Chief Compliance Officer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Clough Funds Trust and Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Abigail J. Murray, 1975	Secretary	Since June 2015

Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Murray is also the Secretary of The Caldwell & Orkin Funds, Inc., Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Funds Trust.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of the Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

21  |  November 30, 2015

November 30, 2015

EQLT

WORKPLACE EQUALITY PORTFOLIO

2015

ANNUAL REPORT

ALPS ETF TRUST

table of

www.alpsfunds.com

Workplace Equality Portfolio
Performance Overview	November 30, 2015 (Unaudited)

Investment Objective

The Workplace Equality Portfolio (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Workplace Equality Index™ (ticker symbol LGBTEQLT) (the “Index”).

The Index is designed to provide a means of tracking the performance of companies which support workplace equality for lesbian, gay, bisexual and transgender (“LGBT”) employees. The Index consists of approximately 200 publicly traded stocks of U.S. and foreign companies which support equality for LGBT employees through their workplace practices, including non-discrimination policies regarding sexual orientation and gender identity and providing full benefits to for same-sex spouses, domestic partners and transgender individuals. The Index is compiled by Denver Investment Advisors LLC (“Denver Investments” or the “Index Provider”). The Index Provider uses publicly available lists and screening sources such as the National Gay & Lesbian Chamber of Commerce® Diversity Inc. Top 50®, Stonewall® or other screening sources, to identify companies with workplace policies that meet the Index’s criteria for equality for LGBT employees as described above (as well as market capitalization and liquidity requirements). The Index Provider also utilizes its own proprietary database for LGBT screening. The criteria are subject to change in response to changes in law.

Performance Overview

From December 1, 2014 to November 30, 2015, the Workplace Equality Index® returned 3.39%, handily outperforming the S&P 500 Index return of 2.75% during the same time period. The underperformance came primarily from sector allocation with our underweighting in energy, industrials and materials all contributing to return.

The Workplace Equality Index has historically been underweight the energy, materials and industrial sectors, which continued to have a positive impact on performance this year as commodity prices collapsed and capital spending remained depressed. The commodity markets still seem to be in a free-fall, which bodes well for our sector positioning going forward. At some point, we believe the commodity cycle will reverse. The silver lining is that as more and more companies adopt LGBT-inclusive workplace policies that qualify them for the index, we expect that our underweighting in “old economy” sectors will, over time, naturally diminish.

Our equal-weight structure detracted somewhat from returns as larger companies in capitalization weighted indices such as Apple and Microsoft had more of a positive performance impact due to their large weightings in those indices compared to in an equal-weight index.

Our approach to give all companies an equal weight can have positive effects, as we saw in the case of Electronic Arts. With an average weight during the year of 0.55% in the Workplace Equality Index (compared to 0.11% in the S&P 500 Index), Electronic Arts positive contribution to our return on its 57% total return was substantially higher than in a cap-weighted index.

The best contribution to return came from Jet Blue (up 56%), Orbitz (up 45%), Kraft Heinz (up 47%), Starbucks (up 52%) and Electronic Arts (up 44%). Jet Blue and Alaska Airlines were standouts in the consumer discretionary sector, where the stocks in Underlying Index underperformed their peers in the S&P 500 Index. Orbitz was a case of good news/bad news, as the company was acquired by Expedia, which does not qualify for the Workplace Equality Index. Starbucks and Electronic Arts both benefitted from robust consumer spending as much as their category leading positions. Kraft Heinz is the resulting entity of a merger of privately held Heinz and our Kraft Foods holding – another beneficiary (like Orbitz) of robust M&A activity this year.

The five largest detractors from return this year were Groupon (down 65%), Avon Products (down 61%), Wynn Resorts (down 57%), Alcoa (down 40%) and Macy’s (down 40%). Two of those stocks were victims of a slowing Chinese economy (Wynn and Alcoa) and the other three failed to keep up with rapid changes in consumer behavior (Avon, Groupon and Macy’s).

Identifying companies that treat their LGBT employees equally with all others has been our mission since we started screening for LGBT-inclusive workplace policies. We believe that companies that value all of their employees benefit from a “Return on Equality™” and that trend will continue in the foreseeable future.

1  |  November 30, 2015

Workplace Equality Portfolio
Performance Overview	November 30, 2015 (Unaudited)

Performance (as of November 30, 2015)

	1 Year	Since Inception^
Workplace Equality Portfolio – NAV	0.59%	6.82%
Workplace Equality Portfolio – Market Price*	0.59%	6.84%
Workplace Equality IndexTM	1.34%	8.44%
S&P 500® Total Return Index	2.75%	9.19%

Total Expense Ratio (per the current prospectus) 0.75%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.844.375.8383.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement date was February 25, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Workplace Equality IndexTM: an equal weighted index of companies that support lesbian, gay, bisexual and transgender (LGBT) equality in their workplace. For inclusion, a company must score 100% on the Human Rights Campaign Equality Index or, if not found in the Corporate Equality Index, have the verifiable characteristics that would earn them such a score.

The S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total Return is obtained by reinvesting in the index the ordinary gross dividends declared by the index constituents.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund invests in stocks of companies which meet the Index’s criteria for supporting workplace equality for LGBT employees. The trend of companies supporting workplace equality in this fashion is relatively recent, and there may be a limited number of companies which meet the Index’s criteria.

The Workplace Equality Portfolio is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Workplace Equality Portfolio.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Denver Investments.

2  |  November 30, 2015

Workplace Equality Portfolio
Performance Overview	November 30, 2015 (Unaudited)

Top 10 Holdings* (as of November 30, 2015)
EI du Pont de Nemours & Co.	0.69%
Microsoft Corp.	0.61%
Dow Chemical Co.	0.60%
General Electric Co.	0.59%
Yelp, Inc.	0.59%
LinkedIn Corp., Class A	0.59%
Abercrombie & Fitch Co., Class A	0.59%
Intel Corp.	0.58%
Raytheon Co.	0.58%
Alphabet, Inc., Class C	0.58%
Total % of Top 10 Holdings	6.00%

*	% of Total Investments.

Sector Allocation* (as of November 30, 2015)
Consumer Discretionary	22.99%
Financials	21.33%
Information Technology	18.97%
Industrials	11.16%
Consumer Staples	8.84%
Health Care	8.09%
Materials	3.13%
Utilities	2.44%
Telecommunication Services	2.40%
Energy	0.57%
Money Market Fund	0.08%
Total	100.00%

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2015)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  |  November 30, 2015

Workplace Equality Portfolio
Disclosure of Fund Expenses	November 30, 2015 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2015.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expense Ratio(a)	Expenses Paid During Period 6/1/15 - 11/30/15(b)
Workplace Equality Portfolio Fund
Actual	$1,000.00	$969.90	0.75%	$3.70
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$3.80

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4  |  November 30, 2015

Workplace Equality Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Workplace Equality Portfolio, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period February 25, 2014 (commencement of operations) to November 30, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Workplace Equality Portfolio of the ALPS ETF Trust as of November 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 25, 2014 (commencement of operations) to November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 28, 2016

5  |  November 30, 2015

Workplace Equality Portfolio
Schedule of Investments	November 30, 2015

Security Description	Shares	Value
COMMON STOCKS (99.77%)
Consumer Discretionary (22.95%)
Abercrombie & Fitch Co., Class A	2,221	$56,791
American Eagle Outfitters, Inc.	2,939	45,760
Aramark	1,495	48,767
Barnes & Noble Education, Inc.(a)	3,729	53,884
Barnes & Noble, Inc.	3,609	46,195
Best Buy Co., Inc.	1,258	39,979
Caesars Entertainment Corp.(a)	5,110	43,282
CBS Corp., Class B	1,099	55,478
Choice Hotels International, Inc.	940	48,015
Coach, Inc.	1,611	51,181
Comcast Corp., Class A	833	50,696
Darden Restaurants, Inc.	679	38,139
Ford Motor Co.	3,370	48,292
GameStop Corp., Class A	1,108	38,813
Gap, Inc.	1,489	39,801
General Motors Co.	1,536	55,603
Groupon, Inc.(a)	11,029	31,874
Hilton Worldwide Holdings, Inc.	1,953	45,349
Hyatt Hotels Corp., Class A(a)	961	47,368
InterContinental Hotels Group PLC, Sponsored ADR	1,298	49,662
Interpublic Group of Cos., Inc.	2,326	53,498
L Brands, Inc.	515	49,136
Macy’s, Inc.	868	33,921
Marriott International, Inc., Class A	676	47,935
MGM Resorts International(a)	2,291	52,097
Newell Rubbermaid, Inc.	1,116	49,841
NIKE, Inc., Class B	412	54,499
Nordstrom, Inc.	688	38,741
Office Depot, Inc.(a)	6,349	41,840
Pearson PLC, Sponsored ADR	2,699	33,279
Sears Holdings Corp.(a)	1,849	40,918
Sirius XM Holdings, Inc.(a)	12,288	50,504
Sony Corp., Sponsored ADR	1,848	47,900
Staples, Inc.	3,542	42,752
Starbucks Corp.	828	50,831
Starwood Hotels & Resorts Worldwide, Inc.	660	47,414
Target Corp.	613	44,443
Tesla Motors, Inc.(a)	180	41,447
Thomson Reuters Corp.	1,181	47,642
Time Warner Cable, Inc.	249	46,008
Time Warner, Inc.	677	47,376
Time, Inc.	2,379	39,587
TJX Cos., Inc.	662	46,737
Viacom, Inc., Class B	1,039	51,732
Walt Disney Co.	456	51,742
Whirlpool Corp.	290	47,131
Wyndham Worldwide Corp.	618	46,919
Wynn Resorts Ltd.	696	43,688

Total Consumer Discretionary		2,224,487

Consumer Staples (8.82%)
Avon Products, Inc.	12,008	41,428
Brown-Forman Corp., Class B	486	49,835
Campbell Soup Co.	922	48,165
Clorox Co.	416	51,709

Security Description	Shares	Value
Consumer Staples (continued)
Coca-Cola Co.	1,211	$51,613
ConAgra Foods, Inc.	1,112	45,514
CVS Health Corp.	475	44,693
Diageo PLC, Sponsored ADR	431	49,375
General Mills, Inc.	833	48,114
Hershey Co.	512	44,191
Kellogg Co.	694	47,727
The Kraft Heinz Co.	625	46,056
Mondelez International, Inc., Class A	1,097	47,895
Pepsi Co., Inc.	508	50,881
Procter & Gamble Co.	674	50,442
SUPERVALU, Inc.(a)	6,038	40,575
Unilever NV, NY Shares	1,177	51,482
Walgreens Boots Alliance, Inc.	540	45,376

Total Consumer Staples		855,071

Energy (0.57%)
Chevron Corp.	607	55,431

Total Energy		55,431

Financials (21.30%)
American Express Co.	620	44,417
American International Group, Inc.	820	52,136
Ameriprise Financial, Inc.	446	50,376
Aon PLC	533	50,496
Bank of America Corp.	3,050	53,162
Bank of Montreal	904	52,107
Bank of New York Mellon Corp.	1,217	53,353
Barclays PLC, Sponsored ADR	3,014	40,538
BlackRock, Inc.	152	55,286
Capital One Financial Corp.	642	50,403
CBRE Group, Inc., Class A(a)	1,430	53,582
Charles Schwab Corp.	1,647	55,520
Chubb Corp.	394	51,429
Citigroup, Inc.	938	50,736
Comerica, Inc.	1,169	54,183
Credit Suisse Group AG, Sponsored ADR	1,820	40,131
Deutsche Bank AG	1,658	42,594
Discover Financial Services	903	51,254
Four Corners Property Trust, Inc.(a)	226	4,475
Goldman Sachs Group, Inc.	260	49,405
Hartford Financial Services Group, Inc.	1,059	48,333
HSBC Holdings PLC, Sponsored ADR	1,264	50,434
Huntington Bancshares, Inc.	4,566	53,377
JPMorgan Chase & Co.	775	51,677
KeyCorp	3,658	47,956
Marsh & McLennan Cos., Inc.	889	49,162
MetLife, Inc.	1,014	51,805
Moody’s Corp.	466	48,054
Morgan Stanley	1,429	49,015
Northern Trust Corp.	700	52,458
PNC Financial Services Group, Inc.	539	51,480
Progressive Corp.	1,539	47,432
Prudential Financial, Inc.	620	53,661
Royal Bank of Canada	878	49,914

6  |  November 30, 2015

Workplace Equality Portfolio
Schedule of Investments	November 30, 2015

Security Description	Shares	Value
Financials (continued)
State Street Corp.	680	$49,354
Sun Life Financial, Inc.	1,504	49,632
SunTrust Banks, Inc.	1,252	54,362
T Rowe Price Group, Inc.	675	51,401
Toronto-Dominion Bank	1,226	50,045
UBS Group AG	2,443	46,808
US Bancorp	1,156	50,737
Wells Fargo & Co.	929	51,188

Total Financials		2,063,868

Health Care (8.09%)
Aetna, Inc.	405	41,614
Biogen, Inc.(a)	149	42,742
Boston Scientific Corp.(a)	2,807	51,312
Bristol-Myers Squibb Co.	742	49,722
Cardinal Health, Inc.	564	48,983
Cigna Corp.	334	45,083
Eli Lilly & Co.	534	43,809
GlaxoSmithKline PLC, Sponsored ADR	1,181	47,842
Humana, Inc.	252	42,502
Johnson & Johnson	504	51,025
McKesson Corp.	231	43,740
Medtronic PLC	675	50,855
Merck & Co., Inc.	904	47,921
Novartis AG, Sponsored ADR	487	41,512
Pfizer, Inc.	1,428	46,796
St Jude Medical, Inc.	700	44,170
UnitedHealth Group, Inc.	385	43,393

Total Health Care		783,021

Industrials (11.14%)
3M Co.	338	52,924
Alaska Air Group, Inc.	598	47,679
American Airlines Group, Inc.	1,082	44,643
Boeing Co.	345	50,180
Cummins, Inc.	409	41,051
Danaher Corp.	547	52,725
General Electric Co.	1,906	57,066
Herman Miller, Inc.	1,647	52,226
Huron Consulting Group, Inc.(a)	681	39,505
JetBlue Airways Corp.(a)	1,758	43,493
Lockheed Martin Corp.	232	50,845
Navigant Consulting, Inc.(a)	3,061	53,567
Northrop Grumman Corp.	279	51,994
Owens Corning	1,019	47,730
Raytheon Co.	450	55,814
Rockwell Automation, Inc.	455	48,430
Steelcase, Inc., Class A	2,577	51,540
Towers Watson & Co., Class A	411	55,284
United Continental Holdings, Inc.(a)	783	43,637
United Technologies Corp.	516	49,562
Virgin America, Inc.(a)	1,259	45,815
WW Grainger, Inc.	220	44,119

Total Industrials		1,079,829

Information Technology (18.94%)
Accenture PLC, Class A	493	52,859

Security Description	Shares	Value
Information Technology (continued)
Adobe Systems, Inc.(a)	581	$53,138
Alcatel-Lucent, Sponsored ADR(a)	13,390	52,623
Alphabet, Inc., Class C(a)	75	55,695
Apple, Inc.	416	49,213
Automatic Data Processing, Inc.	596	51,411
Booz Allen Hamilton Holding Corp.	1,715	52,222
Broadridge Financial Solutions, Inc.	869	47,778
CA, Inc.	1,712	48,124
Cisco Systems, Inc.	1,850	50,413
Corning, Inc.	2,664	49,897
eBay, Inc.(a)	1,822	53,913
Electronic Arts, Inc.(a)	672	45,555
EMC Corp.	1,954	49,514
Facebook, Inc., Class A(a)	501	52,224
Hewlett Packard Enterprise Co.(a)	1,760	26,154
HP, Inc.	1,760	22,070
Intel Corp.	1,621	56,362
International Business Machines Corp.	327	45,590
Intuit, Inc.	553	55,411
Lexmark International, Inc., Class A	1,610	55,287
LinkedIn Corp., Class A(a)	234	56,888
MasterCard, Inc., Class A	511	50,037
Microsoft Corp.	1,084	58,915
NCR Corp.(a)	1,748	47,388
NetApp, Inc.	1,527	46,818
Nokia OYJ, Sponsored ADR	7,139	51,472
Oracle Corp.	1,294	50,427
PayPal Holdings, Inc.(a)	1,445	50,951
QUALCOMM, Inc.	866	42,252
Salesforce.com, Inc.(a)	661	52,675
Symantec Corp.	2,340	45,817
Tech Data Corp.(a)	679	45,934
Visa, Inc., Class A	674	53,253
Xerox Corp.	4,550	48,003
Yahoo!, Inc.(a)	1,546	52,270
Yelp, Inc.(a)	1,889	56,916

Total Information Technology		1,835,469

Materials (3.13%)
Alcoa, Inc.	4,750	44,460
The Chemours Company	5,323	33,269
Dow Chemical Co.	1,108	57,760
Ecolab, Inc.	420	50,047
EI du Pont de Nemours & Co.	989	66,599
Monsanto Co.	534	50,816

Total Materials		302,951

Telecommunication Services (2.39%)
AT&T, Inc.	1,457	49,057
BT Group PLC, Sponsored ADR	730	54,604
Sprint Corp.(a)	10,674	38,960
T-Mobile US, Inc.(a)	1,129	40,080
Verizon Communications, Inc.	1,082	49,177

Total Telecommunication Services		231,878

Utilities (2.44%)
Edison International	769	45,648

7  |  November 30, 2015

Workplace Equality Portfolio
Schedule of Investments	November 30, 2015

Security Description		Shares	Value
Utilities (continued)
Exelon Corp.		1,514	$41,347
PG&E Corp.		937	49,408
Portland General Electric Co.		1,330	49,103
Sempra Energy		512	50,806

Total Utilities			236,312

TOTAL COMMON STOCKS (Cost $9,522,493)			9,668,317

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.08%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.105%	8,114	8,114

TOTAL SHORT TERM INVESTMENTS (Cost $8,114)			8,114

TOTAL INVESTMENTS (99.85%) (Cost $9,530,607)			$9,676,431

NET OTHER ASSETS AND LIABILITIES (0.15%)			14,674

NET ASSETS (100.00%)			$9,691,105

(a)	Non-income producing security.

Common Abbreviations:

ADR -	American Depositary Receipt.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Ltd. -	Limited.
NV -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OYJ -	Osakeyhtio is the Finnish equivalent of a public limited company.
PLC -	Public Limited Company.

See Notes to Financial Statements.

8 | November 30, 2015

Workplace Equality Portfolio
Statement of Assets and Liabilities	November 30, 2015

ASSETS:
Investments, at value	$9,676,431
Cash	5
Foreign tax reclaims	214
Dividends receivable	20,446
Total Assets	9,697,096

LIABILITIES:
Payable to adviser	5,991
Total Liabilities	5,991
NET ASSETS	$9,691,105

NET ASSETS CONSIST OF:
Paid-in capital	$9,443,024
Accumulated net investment income	103,087
Accumulated net realized loss on investments	(830)
Net unrealized appreciation on investments	145,824
NET ASSETS	$9,691,105

INVESTMENTS, AT COST	$9,530,607

PRICING OF SHARES
Net Assets	$9,691,105
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	350,000
Net Asset Value, offering and redemption price per share	$27.69

See Notes to Financial Statements.

9  |  November 30, 2015

Workplace Equality Portfolio
Statement of Operations	For the Year Ended November 30, 2015

INVESTMENT INCOME:
Dividends(a)	$170,699
Total Investment Income	170,699

EXPENSES:
Investment adviser fees	62,186
Total Expense	62,186
NET INVESTMENT INCOME	108,513

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	318,475
Net change in unrealized depreciation on investments	(377,592)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(59,117)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,396

(a)	Net of foreign tax withholding $2,467.

See Notes to Financial Statements.

10  |  November 30, 2015

Workplace Equality Portfolio
Statements of Changes in Net Assets

	For the Year Ended November 30, 2015	For the Period February 25, 2014 (Commencement of Operations) to November 30, 2014
OPERATIONS:
Net investment income	$108,513	$61,988
Net realized gain on investments	318,475	113,674
Net change in unrealized appreciation/(depreciation) on investments	(377,592)	523,416
Net increase in net assets resulting from operations	49,396	699,078

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(98,693)	–
Net decrease in net assets from distributions	(98,693)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,633,317	7,626,269
Cost of shares redeemed	(2,872,224)	(1,346,038)
Net increase from capital share transactions	2,761,093	6,280,231
Net increase in net assets	2,711,796	6,979,309

NET ASSETS:
Beginning of year	6,979,309	–
End of year *	$9,691,105	$6,979,309

*Including accumulated net investment income of:	$103,087	$61,988

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	250,002	–
Shares sold	200,000	300,002
Shares redeemed	(100,002)	(50,000)
Shares outstanding, end of period	350,000	250,002

See Notes to Financial Statements.

11  |  November 30, 2015

Workplace Equality Portfolio
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

		For the Period
		February 25, 2014
	For the Year	(Commencement
	Ended	of Operations) to
	November 30,	November 30,
	2015	2014
NET ASSET VALUE, BEGINNING OF PERIOD	$27.92	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.36	0.28
Net realized and unrealized gain/(loss)	(0.20)	2.64
Total from investment operations	0.16	2.92

DISTRIBUTIONS:
From net investment income	(0.39)	–
Total distributions	(0.39)	–

Net increase/(decrease) in net asset value	(0.23)	2.92
NET ASSET VALUE, END OF PERIOD	$27.69	$27.92

TOTAL RETURN(b)	0.59%	11.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,691	$6,979

Ratio of expenses to average net assets	0.75%	0.75%(c)
Ratio of net investment – to average net assets	1.31%	1.42%(c)
Portfolio turnover rate(d)	26%	8%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

12  |  November 30, 2015

Workplace Equality Portfolio
Notes to Financial Statements	November 30, 2015

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2015, the Trust consisted of twenty-one separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Workplace Equality Portfolio (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the price and yield of the Workplace Equality IndexTM. The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

13  |  November 30, 2015

Workplace Equality Portfolio
Notes to Financial Statements	November 30, 2015

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$9,668,317	$–	$–	$9,668,317
Short Term Investments	8,114	–	–	8,114
TOTAL	$9,676,431	$–	$–	$9,676,431

* For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

14  |  November 30, 2015

Workplace Equality Portfolio
Notes to Financial Statements	November 30, 2015

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Workplace Equality Portfolio Fund	$296,447	$31,279	$(327,726)

The tax character of the distributions paid during the year ended November 30, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
Workplace Equality Portfolio Fund	$98,693	$–	$–

There were no distributions paid for the year ending November 30, 2014.

As of November 30, 2015, the components of distributable earnings on a tax basis for the Fund were as follows:

Workplace Equality Portfolio Fund
Undistributed net investment income	$125,366
Net unrealized appreciation on investments	122,715
Total	$248,081

As of November 30, 2015, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Workplace Equality Portfolio Fund
Gross appreciation (excess of value over tax cost)	$811,926
Gross depreciation (excess of tax cost over value)	(689,211)
Net unrealized appreciation (depreciation)	$122,715

Cost of investments for income tax purposes	$9,553,716

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

15  |  November 30, 2015

Workplace Equality Portfolio
Notes to Financial Statements	November 30, 2015

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.75% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the licensing fees to the Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Workplace Equality Portfolio Fund	$2,120,933	$3,606,360

For the year ended November 30, 2015, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Workplace Equality Portfolio Fund	$5,626,964	$1,370,695

The Workplace Equality Portfolio had in-kind net realized gain/(loss) of $299,288.

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

16  |  November 30, 2015

Workplace Equality Portfolio
Additional Information	November 30, 2015 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	Qualified Dividend Income	Dividend Received Deduction
Workplace Equality Portfolio	100.00%	89.02%

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

LICENSING AGREEMENT

Denver Investments has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) to allow the Adviser’s use of the Workplace Equality Index™, the underlying index of the Workplace Equality Portfolio (the “Fund”). The following disclosure relates to such licensing agreement:

Denver Investments is the designer of the construction and methodology for the Index. “Denver Investments” and “Workplace Equality Index™” are service marks or trademarks of Denver Investments. Denver Investments acts as brand licensor for the Index. Denver Investments is not responsible for the descriptions of the Index or the Fund that appear herein. Denver Investments is not affiliated with the Trust, the Adviser or the Distributor.

The Fund is not sponsored, endorsed or promoted by Denver Investments. Denver Investments makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Index or any Index data included herein or derived there from and assume no liability in connection with their use. The Index is determined and composed without regard to the Adviser or the Fund. Denver Investments has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Denver Investments is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Denver Investments has no obligation or liability in connection with the administration or trading of the Fund.

Denver Investments does not guarantee the accuracy and/or completeness of the Index or any data included therein, and Denver Investments shall have no liability for any errors, omissions, or interruptions therein. Denver Investments makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Index or any data included therein. Denver Investments makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Denver Investments have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

17  |  November 30, 2015

Workplace Equality Portfolio
Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2015 (Unaudited)

At an in-person meeting held on June 8, 2015, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Workplace Equality Portfolio (“EQLT” or “the Fund”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to EQLT, the Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to the Fund; (iv) the extent which economies of scale would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory Agreement, the Trustees considered and reviewed information concerning the services to be provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of the Fund.

The Trustees reviewed information on the performance of the Fund and its benchmark. The Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the advisory fee rate for the Fund is higher than the median of its Strategic Insight expense group. The Trustees took into account, among other things, the uniqueness of EQLT’s underlying index (and the fees charged by the index provider for licensing its index) and the Adviser’s view that “socially responsible” funds (which the Strategic Insight peer group did not include) would be EQLT’s closest competitors in the marketplace.

Based on the foregoing, and the other information available to them, the Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Trustees considered other benefits available to the Adviser because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Trustees also considered with respect to the Fund the information provided by the Adviser about the costs and profitability of the Adviser with respect to the Fund. The Trustees reviewed and noted the relatively small sizes of the Fund and concluded that the Adviser was not realizing any economies of scale. The Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

18  |  November 30, 2015

Workplace Equality Portfolio
Trustees & Officers	November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	46	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	46	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002- present; Board Member, Prosci, Inc. (private business services), 2013-present; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit organization).

				24	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund).
*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

19  |  November 30, 2015

Workplace Equality Portfolio
Trustees & Officers	November 30, 2015 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”), and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				34	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund (1 fund)
*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

20  |  November 30, 2015

Workplace Equality Portfolio
Trustees & Officers	November 30, 2015 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS of Fund Services, Inc. Ms. Nelson joined AAI’s parent company, ALPS Holdings, Inc. in January 2003.

Ms. Nelson currently is also the Chief Compliance Officer of Principal Real Estate Income Fund, and as of December 2015, the Chief Compliance Officer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., RiverNorth Opportunities Fund, Inc.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Clough Funds Trust and Principal Real Estate Income Fund.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Abigail J. Murray, 1975	Secretary	Since June 2015

Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Murray is also the Secretary of The Caldwell & Orkin Funds, Inc., Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Funds Trust.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of the Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

21  |  November 30, 2015

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b) Not applicable.

(c) During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal year ended November 30, 2015 and November 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $353,300 and $258,900, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal year ended November 30, 2015 and November 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for the verification of the Registrant’s securities and similar investments in accordance with Rule 17f-2 under the Investment Company Act of 1940 were $0 and $0, respectively.

(c)

Tax Fees: For the Registrant’s fiscal year ended November 30, 2015 and November 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $110,160 and $99,380, respectively. The fiscal year 2015 and 2014 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)

All Other Fees: For the Registrant’s fiscal year ended November 30, 2015 and November 30, 2014, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal year ended November 30, 2015 and November 30, 2014 of the Registrant were $417,560 and $399,000, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $110,160 and $99,380 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $307,400 and $299,620, respectively. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22175, on February 6, 2015.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	February 5, 2016

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer (Principal Financial Officer)

Date:	February 5, 2016